UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2019 through August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2019 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund and the JPMorgan Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Academy^, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of August 31, 2019	$55.9 Billion
Weighted Average Maturity^^	41 calendar days
Weighted Average Life^^^	83 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	43.4%
8–30 calendar days	16.1
31–60 calendar days	14.8
61–90 calendar days	11.9
91–180 calendar days	9.7
181+ calendar days	4.1

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Class C Shares	1.40%
Academy Shares	2.21
Agency Shares	2.13
Capital Shares	2.21
IM Shares	2.24
Institutional Class Shares	2.18
Morgan Shares	1.87
Premier Shares	1.93
Reserve Shares	1.68

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on May 15, 2019.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Class C Shares, Academy Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (2.35)%, 2.19%, 2.09%, 2.19%, 2.24%, 2.14%, 1.87%, 1.93% and 1.44% for Class C Shares, Academy Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of August 31, 2019	$984.3 Million
Weighted Average Maturity^	27 calendar days
Weighted Average Life^^	27 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	23.1%
8–30 calendar days	54.2
31–60 calendar days	15.3
61–90 calendar days	2.3
91–180 calendar days	2.4
181+ calendar days	2.7

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.17%
Capital Shares	1.25
IM Shares	1.27
Institutional Class Shares	1.22

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.17%, 1.25%, 1.27% and 1.22% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Securities Lending Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of August 31, 2019	$3.6 Billion
Weighted Average Maturity^	34 calendar days
Weighted Average Life^^	95 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	45.0%
8–30 calendar days	23.5
31–60 calendar days	10.4
61–90 calendar days	11.6
91–180 calendar days	8.1
181+ calendar days	1.4

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency SL Shares	2.32%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 2.22% for Agency SL Shares.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$8.0 Billion
Weighted Average Maturity^^	42 calendar days
Weighted Average Life^^^	77 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	43.8%
8–30 calendar days	16.7
31–60 calendar days	11.2
61–90 calendar days	15.8
91–180 calendar days	7.2
181+ calendar days	5.3

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Class C Shares	1.40%
Agency Shares	2.12
Capital Shares	2.21
Institutional Class Shares	2.18
Investor Shares	1.87
Morgan Shares	1.79
Premier Shares	1.93
Reserve Shares	1.68

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.18%, 2.07%, 2.18%, 2.13%, 1.87%, 1.74%, 1.92% and 1.47% for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan U.S. Government Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Academy^, Agency, Capital, Direct^^, Eagle Class^^^, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2019	$150.2 Billion
Weighted Average Maturity^^^^	22 calendar days
Weighted Average Life^^^^^	117 calendar days

MATURITY SCHEDULE*^^^^
2–7 calendar days	72.7%
8–30 calendar days	10.1
31–60 calendar days	2.4
61–90 calendar days	8.4
91–180 calendar days	5.2
181+ calendar days	1.2

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Academy Shares	2.03%
Agency Shares	1.95
Capital Shares	2.03
Eagle Private Wealth Class Shares	1.92
E*Trade Shares	1.20
IM Shares	2.06
Institutional Class Shares	2.00
Investor Shares	1.71
Morgan Shares	1.61
Premier Shares	1.76
Reserve Shares	1.50
Service Shares	1.15

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on May 15, 2019.
^^	Direct Shares had no assets from the close of business on November 22, 2017.
^^^	Eagle Class Shares had no assets from the close of business on June 11, 2019.
^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.01%, 1.91%, 2.01%, 1.92%, 1.15%, 2.06%, 1.96%, 1.71%, 1.60%, 1.76%, 1.49% and 1.15% for Academy Shares, Agency Shares, Capital Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, Direct^, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$31.5 Billion
Weighted Average Maturity^^	21 calendar days
Weighted Average Life^^^	111 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	81.6%
8–30 calendar days	5.3
31–60 calendar days	4.0
91–180 calendar days	7.1
181+ calendar days	2.0

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Class C Shares	1.19%
Agency Shares	1.92
Capital Shares	2.00
IM Shares	2.03
Institutional Class Shares	1.97
Investor Shares	1.67
Morgan Shares	1.58
Premier Shares	1.73
Reserve Shares	1.47

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.01%, 1.88%, 2.00%, 2.03%, 1.93%, 1.67%, 1.57%, 1.73% and 1.34% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Federal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of August 31, 2019	$2.5 Billion
Weighted Average Maturity^	33 calendar days
Weighted Average Life^^	102 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	24.4%
8–30 calendar days	32.8
31–60 calendar days	33.3
61–90 calendar days	7.9
91–180 calendar days	0.8
181+ calendar days	0.8

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.90%
Institutional Class Shares	1.95
Morgan Shares	1.56
Premier Shares	1.70

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.86%, 1.91%, 1.42% and 1.69% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$60.4 Billion
Weighted Average Maturity^	34 calendar days
Weighted Average Life^^	110 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	22.8%
8–30 calendar days	24.7
31–60 calendar days	43.9
61–90 calendar days	5.5
91–180 calendar days	1.4
181+ calendar days	1.7

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.88%
Capital Shares	1.96
Institutional Class Shares	1.93
Morgan Shares	1.55
Premier Shares	1.69
Reserve Shares	1.44

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.84%, 1.94%, 1.89%, 1.54%, 1.69% and 1.44% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$13.3 Billion
Weighted Average Maturity^	27 calendar days
Weighted Average Life^^	28 calendar days

MATURITY SCHEDULE**^
2–7 calendar days	14.9%
8–30 calendar days	67.9
31–60 calendar days	7.6
61–90 calendar days	4.2
91–180 calendar days	1.9
181+ calendar days	3.5

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.15%
Institutional Class Shares	1.20
Morgan Shares	0.82
Premier Shares	0.96
Reserve Shares	0.71

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.11%, 1.16%, 0.72%, 0.96% and 0.71% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Eagle Class^, E*Trade^^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of August 31, 2019	$2.4 Billion
Weighted Average Maturity^^^	22 calendar days
Weighted Average Life^^^^	22 calendar days

MATURITY SCHEDULE**^^^
2–7 calendar days	7.7%
8–30 calendar days	83.6
31–60 calendar days	2.1
61–90 calendar days	2.1
91–180 calendar days	2.2
181+ calendar days	2.3

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.16%
Institutional Class Shares	1.21
Morgan Shares	0.83
Premier Shares	0.97
Service Shares	0.36

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Eagle Class Shares had no assets from the close of business on June 11, 2019.
^^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.08%, 1.12%, 0.75%, 0.92% and 0.31% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 33.1%

Barclays Capital, Inc., 2.40%, dated 8/30/2019, due 10/4/2019, repurchase price $190,443, collateralized by Asset-Backed Securities, 0.00% - 7.74%, due 1/25/2022 - 7/20/2118, and Collateralized Mortgage Obligations, 0.00%, due 6/27/2046 with a value of $208,356.	190,000	190,000

Barclays Capital, Inc., 2.43%, dated 8/30/2019, due 10/4/2019, repurchase price $400,945, collateralized by Collateralized Mortgage Obligations, 0.00% - 43.32%, due 7/15/2020 -5/17/2061, and FNMA Connecticut Avenue Securities, 4.00% - 13.90%, due 7/25/2029 - 8/25/2056 with a value of $432,000.	400,000	400,000

BMO Capital Markets Corp., 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $27,007, collateralized by Asset-Backed Securities, 0.00% - 8.15%, due 5/11/2020 - 6/25/2058, Collateralized Mortgage Obligations, 0.00% - 1.12%, due 2/18/2030 - 1/15/2049, Corporate Bonds, 1.85% - 7.25%, due 9/9/2019 -1/15/2030, and Corporate Notes, 6.35%, due 1/30/2026 with a value of $29,064.	27,000	27,000

BMO Capital Markets Corp., 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $110,027, collateralized by Asset-Backed Securities, 2.09% - 4.77%, due 11/18/2021 - 6/27/2067, Collateralized Mortgage Obligations, 8.50%, due 12/25/2031, Corporate Bonds, 1.88% - 12.50%, due 10/16/2019 - 3/30/2067, Corporate Notes, 1.95% - 4.00%, due 1/15/2020 - 1/20/2023, Sovereign Government Securities, 1.25%, due 9/20/2019 and Certificates of Deposit, 2.59%, due 12/9/2019 with a value of $116,374.	110,000	110,000

BMO Capital Markets Corp., 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $40,010, collateralized by Corporate Bonds, 2.13% - 6.00%, due 9/9/2019 - 1/15/2027, with a value of $43,013.	40,000	40,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 2.22%, dated 8/30/2019, due 9/6/2019, repurchase price $100,043, collateralized by Asset-Backed Securities, 2.84% - 3.44%, due 2/15/2022 - 3/20/2024, Corporate Bonds, 1.85% - 11.38%, due 1/25/2021 - 1/15/2027, Corporate Notes, 2.65% - 5.50%, due 7/24/2020 - 5/17/2021, and Sovereign Government Securities, 1.63% - 2.30%, due 1/13/2020 - 1/17/2020 with a value of $107,070.	100,000	100,000

BMO Capital Markets Corp., 2.26%, dated 8/30/2019, due 9/6/2019, repurchase price $25,011, collateralized by Asset-Backed Securities, 2.57% - 8.15%, due 2/15/2022 - 7/25/2033, Corporate Bonds, 2.00% - 12.50%, due 8/4/2020 - 3/14/2027, and Corporate Notes, 2.85%, due 2/21/2020 with a value of $26,760.	25,000	25,000

BNP Paribas SA, 2.30%, dated 8/30/2019, due 9/4/2019, repurchase price $235,075, collateralized by Asset-Backed Securities, 0.00% - 3.45%, due 6/20/2022 -9/25/2041, Collateralized Mortgage Obligations, 2.36% - 37.79%, due 5/25/2034 -3/25/2058, Corporate Bonds, 0.00% -11.00%, due 8/17/2020 - 1/1/2099, Corporate Notes, 3.50% - 4.38%, due 6/12/2028 - 4/16/2029, FNMA Connecticut Avenue Securities, 4.45% - 6.30%, due 8/25/2031 -9/25/2031, Sovereign Government Securities, 3.50% - 7.60%, due 1/11/2028 -3/1/2029 and U.S. Treasury Securities, 0.50% - 2.75%, due 9/15/2021 -4/15/2024 with a value of $249,132.

	235,000	235,000

Bofa Securities, Inc., 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $100,025, collateralized by Corporate Bonds, 0.00% - 8.13%, due 5/30/2020 - 3/9/2049, and Corporate Notes, 4.15%, due 4/28/2027 with a value of $105,052.	100,000	100,000

Bofa Securities, Inc., 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $100,026, collateralized by Asset-Backed Securities, 0.00% - 4.25%, due 5/15/2030 - 11/25/2058, and Collateralized Mortgage Obligations, 2.71% - 3.95%, due 4/14/2033 -7/15/2050 with a value of $106,343.	100,000	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Bofa Securities, Inc., 2.47%, dated 8/30/2019, due 10/4/2019, repurchase price $280,672, collateralized by Asset-Backed Securities, 0.00% - 5.94%, due 2/6/2020 - 1/17/2073, and Collateralized Mortgage Obligations, 0.00% - 6.50%, due 10/7/2020 - 11/17/2061 with a value of $299,567.	280,000	280,000

Bofa Securities, Inc., 2.47%, dated 8/30/2019, due 10/4/2019, repurchase price $300,720, collateralized by Asset-Backed Securities, 2.79% - 6.25%, due 7/19/2027 - 4/25/2058, with a value of $318,000.	300,000	300,000

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 10/4/2019, repurchase price $272,666, collateralized by Collateralized Mortgage Obligations, 0.18% - 6.83%, due 8/15/2031 -2/25/2049, and Corporate Bonds, 0.00% - 11.13%, due 9/15/2021 - 1/1/2099 with a value of $293,760.	272,000	272,000

Citigroup Global Markets Holdings, Inc., 2.39%, dated 8/30/2019, due 9/3/2019, repurchase price $237,763, collateralized by Corporate Bonds, 0.00% - 10.00%, due 4/1/2020 - 1/1/2099, Corporate Notes, 3.50% - 6.13%, due 11/7/2022 - 12/31/2099, FHLMC, 2.74% - 4.53%, due 7/25/2029 - 2/25/2052, and Municipal Debt Securities, 0.00%, due 7/1/2046 with a value of $254,316.	237,700	237,700

Citigroup Global Markets Holdings, Inc., 2.54%, dated 8/30/2019, due 9/3/2019, repurchase price $227,264, collateralized by Asset-Backed Securities, 0.00% - 6.00%, due 7/22/2032 - 7/26/2045, Collateralized Mortgage Obligations, 5.00%, due 11/25/2033, Corporate Bonds, 4.13% - 10.50%, due 1/15/2020 - 8/15/2027, FNMA Connecticut Avenue Securities, 5.05% - 5.90%, due 7/25/2024 - 10/25/2027 and Municipal Debt Securities, 0.00% - 5.00%, due 7/1/2046 - 7/1/2058 with a value of $245,286.	227,200	227,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Suisse Securities USA LLC, 2.31%, dated 8/30/2019, due 9/4/2019, repurchase price $100,032, collateralized by Asset-Backed Securities, 0.00% - 5.56%, due 4/15/2026 - 3/15/2047, and Collateralized Mortgage Obligations, 2.74%, due 8/25/2037 with a value of $110,049.	100,000	100,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $500,120, collateralized by U.S. Treasury Securities, 3.00% - 3.38%, due 5/15/2047 - 11/15/2048, with a value of $510,002.	500,000	500,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,000,480, collateralized by U.S. Treasury Securities, 0.63% - 3.00%, due 7/31/2025 - 1/15/2026 with a value of $2,040,000.	2,000,000	2,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $4,000,960, collateralized by U.S. Treasury Securities, 0.38% - 3.38%, due 1/15/2020 - 11/15/2048 with a value of $4,080,000.	4,000,000	4,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $5,001,200, collateralized by U.S. Treasury Securities, 0.63% - 6.00%, due 1/15/2026 - 11/15/2026, with a value of $5,100,005.	5,000,000	5,000,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $20,005, collateralized by Asset-Backed Securities, 2.65% - 3.56%, due 12/15/2021 - 7/15/2024, and Municipal Debt Securities, 0.00%, due 8/1/2031 with a value of $21,205.	20,000	20,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $94,023, collateralized by Corporate Bonds, 2.85% - 7.00%, due 3/9/2020 - 3/1/2048, Corporate Notes, 4.27% - 6.00%, due 1/12/2022 - 3/1/2047, and Sovereign Government Securities, 3.13% - 8.50%, due 9/6/2023 - 1/23/2046 with a value of $98,724.	94,000	94,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

HSBC Securities USA, Inc., 2.37%, dated 8/30/2019, due 9/3/2019, repurchase price $106,028, collateralized by Corporate Bonds, 4.69% - 10.50%, due 4/15/2021 - 12/15/2044, with a value of $114,510.	106,000	106,000

ING Financial Markets LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $200,050, collateralized by Corporate Bonds, 2.85% - 8.00%, due 4/15/2021 - 1/15/2049, and Sovereign Government Securities, 3.15% - 8.88%, due 10/14/2019 - 2/14/2034 with a value of $213,970.	200,000	200,000

ING Financial Markets LLC, 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $75,019, collateralized by Corporate Bonds, 4.80% - 8.00%, due 1/27/2025 - 6/15/2047, Corporate Notes, 3.95%, due 2/1/2022, and Sovereign Government Securities, 4.88% - 6.88%, due 1/22/2021 - 3/13/2027 with a value of $81,167.	75,000	75,000

ING Financial Markets LLC, 2.31%, dated 8/30/2019, due 9/10/2019, repurchase price $100,071, collateralized by Corporate Bonds, 3.62% - 8.00%, due 6/12/2024 - 6/15/2045, Corporate Notes, 3.95%, due 2/1/2022, and Sovereign Government Securities, 6.50% - 6.88%, due 8/4/2026 - 3/13/2027 with a value of $108,238.	100,000	100,000

ING Financial Markets LLC, 2.25%, dated 8/30/2019, due 10/1/2019, repurchase price $100,200, collateralized by Corporate Bonds, 2.13% - 8.00%, due 5/5/2020 - 8/15/2029, and Sovereign Government Securities, 3.70% - 6.38%, due 1/22/2021 - 1/8/2022 with a value of $107,711.	100,000	100,000

Societe Generale SA, 2.24%, dated 8/30/2019, due 9/3/2019, repurchase price $582,145, collateralized by Asset-Backed Securities, 3.38%, due 11/1/2028, Commercial Paper, 0.00%, due 10/2/2019 - 2/3/2020, Corporate Bonds, 1.95% - 7.75%, due 9/22/2019 -1/1/2099, Corporate Notes, 2.15% - 5.90%, due 9/23/2019 - 1/1/2099, and Sovereign Government Securities, 2.88% - 5.20%, due 1/30/2020 -1/25/2050 with a value of $611,276.	582,000	582,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 2.34%, dated 8/30/2019, due 9/3/2019, repurchase price $1,043,271, collateralized by Corporate Bonds, 2.20% - 11.50%, due 11/15/2019 - 1/1/2099, Corporate Notes, 2.71% - 8.63%, due 11/21/2019 - 1/1/2099, and Sovereign Government Securities, 0.00% - 11.88%, due 10/14/2019 - 1/25/2050 with a value of $1,123,639.	1,043,000	1,043,000

Societe Generale SA, 2.39%, dated 8/30/2019, due 9/4/2019, repurchase price $235,078, collateralized by Corporate Bonds, 4.50% - 11.50%, due 4/1/2021 - 1/1/2099, Corporate Notes, 3.13%, due 4/26/2021, and Sovereign Government Securities, 0.00% - 11.88%, due 10/14/2019 - 1/11/2048 with a value of $253,810.	235,000	235,000

UBS AG, 2.32%, dated 8/30/2019, due 9/6/2019, repurchase price $300,135, collateralized by Corporate Bonds, 2.20% - 8.45%, due 6/8/2020 - 1/1/2099, Corporate Notes, 2.64% - 5.25%, due 6/1/2020 -6/26/2048, Sovereign Government Securities, 0.00%, due 6/29/2037 and U.S. Treasury Securities, 0.00% - 6.13%, due 9/12/2019 - 8/15/2047 with a value of $313,028.	300,000	300,000

Wells Fargo Securities LLC, 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $200,049, collateralized by Commercial Paper, 0.00%, due 9/19/2019 - 9/26/2019, with a value of $210,051.	200,000	200,000

Wells Fargo Securities LLC, 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $400,098, collateralized by Commercial Paper, 0.00%, due 9/26/2019 - 10/17/2019, with a value of $420,103.	400,000	400,000

Wells Fargo Securities LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $30,008, collateralized by Commercial Paper, 0.00%, due 9/11/2019 - 12/5/2019 with a value of $31,514.	30,000	30,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Wells Fargo Securities LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $300,075, collateralized by Common Stocks, 0.00%, due 1/1/2099, and Preferred Stocks, 4.11% - 9.00%, due 8/1/2042 - 1/1/2099 with a value of $324,081.	300,000	300,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/3/2019, repurchase price $130,033, collateralized by Commercial Paper, 0.00%, due 9/25/2019 - 9/27/2019, with a value of $136,543.	130,000	130,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/4/2019, repurchase price $170,053, collateralized by Commercial Paper, 0.00%, due 10/17/2019 - 12/5/2019, with a value of $178,578.	170,000	170,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/5/2019, repurchase price $149,056, collateralized by Commercial Paper, 0.00%, due 9/24/2019 - 9/27/2019, with a value of $156,519.	149,000	149,000

Total Repurchase Agreements (Cost $18,477,900)		18,477,900

U.S. Treasury Obligations — 1.2%

U.S. Treasury Floating Rate Notes (US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b) (Cost $649,807)	650,000	649,127

Corporate Notes — 1.1%

Banks — 0.9%

Barclays Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.05%), 2.25%, 9/9/2019 (b) (c)	330,000	330,000

(ICE LIBOR USD 1 Month + 0.05%), 2.26%, 9/9/2019 (b) (c)	200,000	200,000

		530,000

Consumer Finance — 0.2%

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.14%), 2.32%, 11/14/2019 (b)	117,000	117,048

Total Corporate Notes (Cost $647,024)		647,048

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 0.2%

California — 0.1%

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-4, Rev., VRDO, LOC: Bank of China, 2.18%, 9/6/2019 (d)	19,730	19,730

Series H-3, Rev., VRDO, LOC: Bank of China, 2.24%, 9/6/2019 (d)	12,355	12,355

		32,085

New York — 0.1%

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.25%, 9/3/2019 (d)	38,850	38,850

Total Municipal Bonds (Cost $70,935)		70,935

Short-Term Investments — 63.7%

Certificates of Deposit — 39.3%

ABN AMRO Bank NV (Netherlands)

2.45%, 10/4/2019 (e)	151,000	150,685

2.45%, 10/7/2019	200,000	200,061

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/9/2019 (b)	55,000	54,980

(ICE LIBOR USD 1 Month + 0.17%), 2.38%, 9/10/2019 (b)	50,000	49,981

3.00%, 9/11/2019	90,000	90,025

(ICE LIBOR USD 3 Month + 0.14%), 2.46%, 10/16/2019 (b)	185,000	185,094

(US Federal Funds Effective Rate (continuous series) + 0.33%), 2.45%, 10/23/2019 (b)	100,000	99,999

BNP Paribas SA (France)

(ICE LIBOR USD 1 Month + 0.21%), 2.43%, 9/9/2019 (b)	70,000	69,984

2.60%, 10/17/2019	350,000	350,218

(ICE LIBOR USD 3 Month + 0.07%), 2.36%, 11/5/2019 (b)	100,000	100,006

2.26%, 12/11/2019	300,000	300,145

Canadian Imperial Bank of Commerce (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/3/2019 (b)	115,000	115,030

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/9/2019 (b)	66,000	65,995

Chiba Bank Ltd. (Japan)

2.34%, 10/16/2019	50,000	50,007

2.30%, 10/31/2019	40,000	40,004

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

China Construction Bank Corp. (China)

2.66%, 9/3/2019	125,000	125,007

2.66%, 9/4/2019	125,000	125,009

2.59%, 9/20/2019	45,000	45,009

2.55%, 9/30/2019	125,000	125,024

2.50%, 10/11/2019	75,000	75,015

2.50%, 10/18/2019	125,000	125,030

2.42%, 11/8/2019	100,000	100,021

2.30%, 11/27/2019	100,000	99,998

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.18%), 2.42%, 9/5/2019 (b)	75,000	74,988

(ICE LIBOR USD 3 Month + 0.06%), 2.36%, 10/17/2019 (b)	100,000	99,987

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/20/2019 (b)	250,000	249,982

(ICE LIBOR USD 3 Month + 0.08%), 2.35%, 10/30/2019 (b)	437,000	437,154

Credit Agricole Corporate and Investment Bank (France) 2.30%, 10/4/2019	125,000	125,026

Credit Industriel et Commercial (France)

2.65%, 9/5/2019	100,000	100,009

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/5/2019 (b)	200,000	200,000

(ICE LIBOR USD 3 Month + 0.10%), 2.42%, 10/16/2019 (b)	150,000	150,016

2.61%, 11/8/2019 (e)	57,000	56,765

2.66%, 12/20/2019 (e)	350,000	347,691

2.65%, 1/10/2020 (e)	100,000	99,236

2.58%, 2/20/2020 (e)	195,000	193,113

2.27%, 3/24/2020 (e)	200,000	197,707

2.02%, 5/26/2020 (e)	400,000	394,074

Credit Suisse AG (Switzerland) 2.62%, 10/11/2019	200,000	200,107

DZ Bank AG (Germany)

2.35%, 11/1/2019 (e)	200,000	199,239

2.35%, 11/14/2019 (e)	165,000	164,244

2.31%, 12/2/2019 (e)	160,000	159,101

2.25%, 2/3/2020 (e)	175,000	173,400

2.31%, 3/13/2020 (e)	185,000	182,940

1.94%, 5/15/2020 (e)	145,000	142,995

HSBC Bank USA NA 2.23%, 1/22/2020	50,000	50,034

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Industrial & Commercial Bank of China Ltd. (China)

2.66%, 9/3/2019	200,000	200,011

2.59%, 9/23/2019 (e)	200,000	199,712

2.55%, 9/24/2019	470,000	470,076

2.54%, 10/11/2019	100,000	100,024

2.50%, 10/25/2019	40,000	40,011

2.45%, 11/8/2019	300,000	300,081

2.31%, 11/27/2019	100,000	100,002

ING Bank NV (Netherlands)

(ICE LIBOR USD 1 Month + 0.20%), 2.40%, 9/10/2019 (b)	305,000	305,035

(ICE LIBOR USD 3 Month + 0.17%), 2.47%, 10/4/2019 (b)	60,000	60,003

(ICE LIBOR USD 3 Month + 0.18%), 2.47%, 11/3/2019 (b)	150,000	150,027

2.60%, 11/4/2019	75,000	75,063

(ICE LIBOR USD 3 Month + 0.16%), 2.40%, 11/6/2019 (b)	375,000	375,082

2.70%, 12/20/2019	300,000	300,477

KBC Bank NV (Belgium) 2.57%, 10/11/2019 (e)	250,000	249,373

Mitsubishi UFJ Trust & Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.18%), 2.33%, 9/27/2019 (b)	100,000	99,998

(ICE LIBOR USD 1 Month + 0.19%), 2.31%, 9/29/2019 (b)	200,000	199,995

(ICE LIBOR USD 1 Month + 0.19%), 2.30%, 9/30/2019 (b)	200,000	199,993

2.35%, 11/15/2019 (e)	65,000	64,703

Mizuho Bank Ltd. (Japan)

2.35%, 10/10/2019 (e)	100,000	99,755

2.60%, 10/15/2019	200,000	200,103

2.33%, 10/16/2019 (e)	135,000	134,621

2.61%, 10/21/2019	100,000	100,060

2.27%, 12/18/2019	75,000	75,054

Mizuho Corporate Bank Ltd. (Japan)

2.36%, 10/11/2019 (e)	75,000	74,812

2.60%, 10/16/2019 (e)	75,000	74,790

2.22%, 11/19/2019 (e)	252,000	250,784

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.39%, 9/12/2019 (b)	50,000	49,988

(ICE LIBOR USD 1 Month + 0.25%), 2.44%, 9/13/2019 (b)	100,000	99,988

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 1 Month + 0.17%), 2.32%, 9/24/2019 (b)	75,000	74,979

2.61%, 12/18/2019 (e)	200,000	198,722

2.23%, 3/13/2020	160,000	160,179

2.26%, 3/19/2020 (e)	100,000	98,886

1.99%, 5/15/2020 (e)	150,000	147,904

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/3/2019 (b)	210,000	209,976

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/10/2019 (b)	255,000	254,964

(ICE LIBOR USD 3 Month + 0.07%), 2.33%, 10/29/2019 (b)	275,000	274,976

Natixis SA (France)

3.05%, 9/16/2019	183,000	183,077

(ICE LIBOR USD 3 Month + 0.15%), 2.45%, 10/15/2019 (b)	300,000	300,032

2.65%, 12/16/2019	250,000	250,382

2.70%, 12/20/2019	444,000	444,765

2.25%, 3/18/2020	195,000	195,267

Nordea Bank AB (Finland) (ICE LIBOR USD 3 Month + 0.05%), 2.36%, 10/9/2019 (b)	95,000	95,005

Norinchukin Bank (The) (Japan)

2.33%, 10/16/2019 (e)	100,000	99,719

2.25%, 11/1/2019	65,000	65,016

2.53%, 11/25/2019	100,000	100,108

2.29%, 1/13/2020 (e)	65,000	64,484

2.22%, 1/31/2020	400,000	400,333

Oversea-Chinese Banking Corp. Ltd. (Singapore)

2.20%, 11/5/2019	83,320	83,328

2.29%, 3/13/2020 (e)	175,000	173,052

Rabobank International (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.42%, 9/3/2019 (b)	375,000	374,975

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/8/2019 (b)	240,000	240,000

Royal Bank of Canada (Canada) (ICE LIBOR USD 1 Month + 0.17%), 2.37%, 9/14/2019 (b)	100,000	99,962

Skandinaviska Enskilda Banken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.10%), 2.31%, 9/9/2019 (b)	200,000	200,009

(ICE LIBOR USD 3 Month + 0.13%), 2.42%, 10/4/2019 (b)	100,000	100,010

(ICE LIBOR USD 3 Month + 0.02%), 2.28%, 10/28/2019 (b)	35,000	35,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.01%), 2.27%, 10/29/2019 (b)	115,000	114,999

2.26%, 10/31/2019	240,000	240,068

2.60%, 12/2/2019	300,000	300,376

2.30%, 12/13/2019	100,000	100,060

Standard Chartered Bank (United Kingdom)

(ICE LIBOR USD 1 Month + 0.23%), 2.45%, 9/9/2019 (b)	125,000	125,012

2.68%, 9/13/2019	25,000	25,004

(ICE LIBOR USD 1 Month + 0.21%), 2.36%, 9/27/2019 (b)	225,000	225,074

2.61%, 10/21/2019 (e)	160,000	159,505

2.28%, 1/10/2020	157,000	157,123

2.05%, 3/2/2020	125,000	125,015

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.14%), 2.38%, 9/7/2019 (b)	150,000	150,025

(ICE LIBOR USD 1 Month + 0.15%), 2.35%, 9/12/2019 (b)	150,000	149,970

(ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/21/2019 (b)	30,000	29,999

(ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/24/2019 (b)	175,000	174,988

Sumitomo Mitsui Trust Bank Ltd. (Japan)

(SOFR + 0.21%), 2.33%, 9/3/2019 (b)	60,000	60,006

2.14%, 9/4/2019	220,000	220,000

(ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/7/2019 (b)	75,000	74,999

(ICE LIBOR USD 1 Month + 0.19%), 2.31%, 9/29/2019 (b)	150,000	150,005

(ICE LIBOR USD 1 Month + 0.19%), 2.30%, 9/30/2019 (b)	100,000	100,003

2.61%, 11/12/2019 (e)	95,000	94,580

2.25%, 11/29/2019	75,000	75,031

2.25%, 1/7/2020	200,000	200,127

2.25%, 1/8/2020	100,000	100,064

Sumitomo Mitsui Trust International Ltd. (Japan)

2.62%, 10/15/2019 (e)	50,000	49,862

2.61%, 11/1/2019 (e)	80,000	79,699

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/5/2019 (b)	105,000	104,975

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.19%), 2.41%, 9/3/2019 (b)	126,000	125,965

3.00%, 9/9/2019	40,000	40,009

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 1 Month + 0.24%), 2.39%, 9/27/2019 (b)	150,000	149,948

(ICE LIBOR USD 1 Month + 0.18%), 2.29%, 9/28/2019 (b)	200,000	199,921

(ICE LIBOR USD 1 Month + 0.25%), 2.36%, 9/30/2019 (b)	175,000	174,948

2.60%, 10/15/2019	130,000	130,078

2.28%, 1/13/2020 (e)	260,000	258,014

2.23%, 2/3/2020 (e)	170,000	168,512

Wells Fargo Bank NA

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.48%, 9/3/2019 (b)	375,000	375,167

(SOFR + 0.35%), 2.47%, 9/3/2019 (b)	84,250	84,267

(ICE LIBOR USD 1 Month + 0.18%), 2.39%, 9/9/2019 (b)	233,000	232,946

(ICE LIBOR USD 1 Month + 0.37%), 2.60%, 9/9/2019 (b)	200,000	200,120

(ICE LIBOR USD 3 Month + 0.23%), 2.56%, 10/3/2019 (b)	90,000	90,070

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.04%), 2.22%, 11/13/2019 (b)	35,000	35,001

Total Certificates of Deposit (Cost $21,957,959)		21,966,401

Commercial Paper — 19.5%

Agricultural Bank of China Ltd. (China) 2.37%, 11/12/2019 (c) (e)	150,000	149,331

Alpine Securitization Ltd. (Switzerland) 2.58%, 11/14/2019 (c)	125,000	125,098

2.58%, 11/20/2019 (c)	162,000	162,139

Atlantic Asset Securitization LLC

2.44%, 11/1/2019 (c) (e)	50,000	49,815

2.43%, 12/2/2019 (c) (e)	30,000	29,835

Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.19%), 2.35%, 11/26/2019 (b) (c)	100,000	100,043

Bank of China Ltd. (China)

2.57%, 9/30/2019 (e)	250,000	249,521

2.45%, 10/9/2019 (e)	35,000	34,912

2.37%, 11/12/2019 (e)	380,000	378,232

2.36%, 11/27/2019 (e)	207,000	205,829

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.47%, 9/9/2019 (b) (c)	90,000	90,019

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/14/2019 (b) (c)	175,000	174,934

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.11%), 2.45%, 9/27/2019 (b) (c)	150,000	150,011

(US Federal Funds Effective Rate (continuous series) + 0.34%), 2.49%, 11/7/2019 (b) (c)	100,000	99,999

Banque et Caisse d Epargne de l Etat (Luxembourg) 2.21%, 4/3/2020 (e)	40,000	39,511

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/11/2019 (b) (c)	20,000	20,001

(ICE LIBOR USD 1 Month + 0.15%), 2.33%, 9/26/2019 (b) (c)	60,000	59,968

(ICE LIBOR USD 3 Month + 0.09%), 2.46%, 10/7/2019 (b) (c)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.07%), 2.41%, 10/8/2019 (b) (c)	50,000	50,003

2.43%, 11/5/2019 (c) (e)	85,000	84,676

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.32%), 2.59%, 9/3/2019 (b) (c)	50,000	50,013

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/16/2019 (b) (c)	29,000	29,004

(ICE LIBOR USD 1 Month + 0.28%), 2.50%, 9/19/2019 (b) (c)	160,000	160,053

(ICE LIBOR USD 3 Month + 0.03%), 2.33%, 10/30/2019 (b) (c)	50,000	50,002

(ICE LIBOR USD 3 Month + 0.05%), 2.29%, 11/7/2019 (b) (c)	40,000	40,005

(ICE LIBOR USD 3 Month + 0.04%), 2.31%, 11/7/2019 (b) (c)	50,000	50,004

(ICE LIBOR USD 3 Month + 0.05%), 2.26%, 11/10/2019 (b) (c)	100,000	100,008

Credit Suisse AG 2.61%, 10/15/2019 (e)	200,000	199,457

DBS Bank Ltd. (Singapore)

2.26%, 1/7/2020 (c) (e)	25,000	24,817

2.21%, 1/27/2020 (c) (e)	200,000	198,342

DNB Bank ASA (Norway)

(ICE LIBOR USD 1 Month + 0.13%), 2.36%, 9/12/2019 (b) (c)	110,000	110,014

(ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/27/2019 (b) (c)	250,000	249,943

Federation des Caisses Desjardins du Quebec (Canada)

(ICE LIBOR USD 3 Month + 0.09%), 2.43%, 10/15/2019 (b) (c)	150,000	149,999

2.25%, 1/10/2020 (c) (e)	58,000	57,551

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

First Abu Dhabi Bank PJSC (United Arab Emirates)

2.43%, 9/9/2019 (c) (e)	225,000	224,866

2.30%, 10/11/2019 (c) (e)	420,000	418,949

2.24%, 11/4/2019 (c) (e)	243,000	242,044

2.20%, 11/12/2019 (c) (e)	165,000	164,274

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.04%), 2.25%, 11/8/2019 (b) (c)	300,000	300,014

(ICE LIBOR USD 3 Month + 0.04%), 2.19%, 11/15/2019 (b) (c)	130,000	130,007

2.60%, 12/6/2019 (c) (e)	250,000	248,638

2.62%, 12/17/2019 (c) (e)	175,000	173,945

Kells Funding LLC

2.26%, 10/30/2019 (c) (e)	95,000	94,670

2.25%, 11/7/2019 (c) (e)	100,000	99,606

2.27%, 11/12/2019 (c) (e)	74,000	73,687

2.25%, 1/7/2020 (c) (e)	50,000	49,628

Lloyds Bank plc (United Kingdom)

2.66%, 9/13/2019 (e)	200,000	199,833

(ICE LIBOR USD 1 Month + 0.18%), 2.35%, 9/26/2019 (b)	125,000	125,005

2.36%, 9/27/2019	55,000	55,006

(ICE LIBOR USD 3 Month + 0.05%), 2.37%, 10/4/2019 (b)	100,000	100,002

LMA-Americas LLC

2.59%, 11/13/2019 (c) (e)	60,000	59,740

2.43%, 12/2/2019 (c) (e)	79,100	78,665

Matchpoint Finance plc (Ireland)

2.47%, 11/4/2019 (c) (e)	100,000	99,632

2.61%, 11/6/2019 (c) (e)	40,000	39,848

2.47%, 12/2/2019 (c) (e)	90,000	89,511

MetLife Short Term Funding LLC 2.61%, 10/24/2019 (c) (e)	41,000	40,873

Mizuho Bank Ltd. (Japan)

2.66%, 9/9/2019 (c) (e)	35,000	34,979

2.56%, 11/12/2019 (c) (e)	85,000	84,632

MUFG Bank Ltd. (Japan) 2.28%, 3/13/2020 (e)	15,000	14,835

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.37%), 2.59%, 9/17/2019 (b) (c)	123,000	123,102

Natixis SA (France) (ICE LIBOR USD 1 Month + 0.19%), 2.45%, 9/7/2019 (b)	120,000	120,011

Nieuw Amsterdam Receivables Corp. 2.23%, 1/16/2020 (e)	75,000	74,409

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Nordea Bank AB (Finland)

2.59%, 10/4/2019 (e)	125,000	124,747

2.59%, 10/8/2019 (c) (e)	100,000	99,775

Old Line Funding LLC (US Federal Funds Effective Rate (continuous series) + 0.35%),

2.50%, 9/3/2019 (b) (c)	100,000	100,000

2.60%, 10/16/2019 (c) (e)	100,000	99,732

2.60%, 11/4/2019 (c) (e)	150,000	149,439

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.18%), 2.44%, 9/3/2019 (b) (c)	125,000	124,963

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/12/2019 (b) (c)	100,000	99,956

(ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/8/2019 (b) (c)	100,000	100,061

(ICE LIBOR USD 3 Month + 0.16%), 2.50%, 10/15/2019 (b) (c)	115,000	115,054

(ICE LIBOR USD 3 Month + 0.06%), 2.40%, 10/17/2019 (b) (c)	300,000	299,999

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.51%, 10/31/2019 (b) (c)	177,000	177,016

Societe Generale SA (France) (ICE LIBOR USD 1 Month + 0.14%), 2.42%, 9/3/2019 (b) (c)	220,000	220,005

Starbird Funding Corp.

2.61%, 10/15/2019 (c) (e)	150,000	149,591

2.61%, 11/4/2019 (c) (e)	30,000	29,883

2.57%, 11/13/2019 (c) (e)	30,000	29,868

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.20%, 9/3/2019 (c) (e)	48,000	47,989

2.51%, 9/27/2019 (c) (e)	80,000	79,868

Thunder Bay Funding LLC (ICE LIBOR USD 1 Month + 0.12%), 2.35%, 9/13/2019 (b) (c)	140,000	140,002

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/13/2019 (b) (c)	60,000	60,006

(ICE LIBOR USD 1 Month + 0.37%), 2.58%, 9/20/2019 (b) (c)	200,000	200,146

Toyota Credit Canada, Inc. (Canada) 2.38%, 10/18/2019	30,000	30,002

Toyota Finance Australia Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.23%), 2.48%, 9/9/2019 (b)	100,000	99,996

(ICE LIBOR USD 3 Month + 0.15%), 2.64%, 9/9/2019 (b)	50,000	50,001

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Toyota Motor Credit Corp. (Japan) (ICE LIBOR USD 3 Month + 0.10%), 2.44%, 10/11/2019 (b)	75,000	75,009

UBS AG (Switzerland)

(ICE LIBOR USD 3 Month + 0.05%), 2.41%, 10/16/2019 (b) (c)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.09%), 2.33%, 11/7/2019 (b) (c)	160,000	159,999

2.28%, 3/13/2020 (c) (e)	400,000	395,664

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.10%), 2.52%, 9/20/2019 (b) (c)	100,000	100,004

(ICE LIBOR USD 3 Month + 0.13%), 2.47%, 10/15/2019 (b) (c)	131,000	131,052

Total Commercial Paper (Cost $10,900,162)		10,903,327

Time Deposits — 4.1%

Australia & New Zealand Banking Group Ltd. 2.16%, 9/3/2019	200,000	200,000

Canadian Imperial Bank of Commerce 2.10%, 9/3/2019	2,499	2,499

Citibank NA 2.20%, 9/4/2019	800,000	800,000

Credit Agricole Corporate and Investment Bank

2.09%, 9/3/2019	23,648	23,648

2.18%, 9/6/2019	300,000	300,000

DBS Bank Ltd. 2.17%, 9/4/2019	400,000	400,000

Mizuho Bank Ltd. 2.12%, 9/3/2019	561,826	561,826

Natixis SA (France) 2.09%, 9/3/2019	7,700	7,700

Total Time Deposits (Cost $2,295,673)		2,295,673

U.S. Treasury Obligations — 0.8%

U.S. Treasury Bills

2.42%, 10/10/2019 (e)	200,000	199,589

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

2.40%, 11/14/2019 (e)	250,000	249,034

Total U.S. Treasury Obligations (Cost $448,264)		448,623

Total Short-Term Investments (Cost $35,602,058)		35,614,024

Total Investments — 99.3% (Cost $55,447,724)		55,459,034
Other Assets Less Liabilities — 0.7%		398,036

NET ASSETS — 100.0%		55,857,070

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	The rate shown is the effective yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 62.8%

Alabama — 0.4%

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.40%, 9/9/2019 (b) (c)	3,785	3,785

Alaska — 0.5%

City of Valdez, Exxon Pipeline Co. Project

Series 1993-C, Rev., VRDO, 1.35%, 9/3/2019 (b)	3,000	3,000

Series B, Rev., VRDO, 1.35%, 9/3/2019 (b)	2,250	2,250

		5,250

Arizona — 0.4%

Arizona Health Facilities Authority, Banner Health Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.40%, 9/3/2019 (b)	425	425

Tender Option Bond Trust Receipts/Certificates Series 2019-XG0231, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	4,065	4,065

		4,490

California — 3.8%

California Statewide Communities Development Authority, Kaiser Permanente

Series C-2, Rev., VRDO, 1.32%, 9/9/2019 (b)	5,000	5,000

Series C-3, Rev., VRDO, 1.32%, 9/9/2019 (b)	16,175	16,175

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.36%, 9/9/2019 (b)	11,300	11,300

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-26, Rev., VRDO, LOC: Royal Bank of Canada, 1.50%, 9/9/2019 (b) (c)	5,000	5,000

		37,475

Colorado — 2.2%

City of Colorado Springs, Utilities System Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.37%, 9/9/2019 (b)	6,760	6,760

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 1.44%, 9/9/2019 (b) (c)	4,925	4,925

University of Colorado Hospital Authority Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.36%, 9/9/2019 (b)	10,000	10,000

		21,685

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 1.5%

Tender Option Bond Trust Receipts/Certificates Series 2019-G-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.53%, 9/9/2019 (b)	10,000	10,000

Town of Waterford GO, BAN, 2.25%, 7/23/2020	5,000	5,041

		15,041

Delaware — 1.7%

University of Delaware Series C, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/3/2019 (b)	16,770	16,770

District of Columbia — 1.1%

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML8002, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	10,445	10,445

Florida — 4.5%

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series I-2, Rev., VRDO, 1.34%, 9/9/2019 (b)	9,275	9,275

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF2808, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	2,500	2,500

Series 2019-XL0107, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	2,650	2,650

Series 2019-XF0776, Rev., VRDO, LIQ: Bank of America NA, 1.39%, 9/9/2019 (b) (c)	2,000	2,000

Series 2019-XF0749, Rev., VRDO, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	7,735	7,735

Series 2019-XG0241, Rev., VRDO, LIQ: Bank of America NA, 1.41%, 9/9/2019 (b) (c)	2,000	2,000

Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b)	12,000	12,000

Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 3/2/2020 (b)	5,665	5,665

		43,825

Idaho — 0.0% (d)

State of Idaho GO, TAN, 3.00%, 6/30/2020	510	518

Illinois — 1.3%

Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	1,380	1,380

Illinois Finance Authority, The Wbez Alliance, Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.35%, 9/9/2019 (b)	4,200	4,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, Youth Hostels Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.36%, 9/9/2019 (b)	2,615	2,615

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	5,100	5,100

		13,295

Indiana — 0.5%

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0756, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	1,875	1,875

Series 2019-XG0242, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	3,500	3,500

		5,375

Iowa — 3.3%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.40%, 9/9/2019 (b)	23,985	23,985

Iowa Finance Authority, Wellness Facility, Community of Marshall Town Project Rev., VRDO, LOC: Northern Trust Co., 1.39%, 9/9/2019 (b)	7,725	7,725

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	1,200	1,200

		32,910

Kansas — 0.2%

City of Wichita, Temporary Notes Series 296, GO, 3.00%, 10/15/2019	1,550	1,553

Maine — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2749, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	2,630	2,630

Maryland — 2.5%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-28, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b) (c)	7,615	7,615

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	5,000	5,000

Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	3,350	3,350

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Series 2018-XG0177, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	3,750	3,750

Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b)	5,000	5,000

		24,715

Massachusetts — 0.1%

City of Quincy GO, BAN, 2.25%, 7/10/2020	1,135	1,145

Michigan — 0.8%

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.41%, 9/9/2019 (b)	4,385	4,385

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	4,000	4,000

		8,385

Mississippi — 3.5%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2009 B, Rev., VRDO, 1.35%, 9/3/2019 (b)	16,695	16,695

Series 2010 H, Rev., VRDO, 1.35%, 9/3/2019 (b)	16,500	16,500

Mississippi Development Bank, Industrial Water System Project Series 2009, Rev., VRDO, 1.35%, 9/3/2019 (b)	1,375	1,375

		34,570

Missouri — 6.6%

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series E, Rev., VRDO, 1.37%, 9/9/2019 (b)	7,670	7,670

Health and Educational Facilities Authority of the State of Missouri, SSM Health

Series F, Rev., VRDO, 1.35%, 9/9/2019 (b)	1,000	1,000

Series G, Rev., VRDO, 1.35%, 9/9/2019 (b)	29,435	29,435

Missouri Development Finance Board, Cultural Facilities, Kauffman Center For The Performing Arts Project Series A, Rev., VRDO, LIQ: PNC Bank NA, 1.38%, 9/3/2019 (b)	17,400	17,400

RBC Municipal Products, Inc. Trust, Floater Certificates Rev., VRDO, LOC: Royal Bank of Canada, 1.39%, 9/9/2019 (b)	4,000	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 1.40%, 9/9/2019 (b)	5,000	5,000

		64,505

Nebraska — 0.8%

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2558, Rev., VRDO, LIQ: Citibank NA, 1.40%, 9/9/2019 (b)	8,000	8,000

Nevada — 2.0%

City of Reno, Hospital, Renown Regional Medical Center Project Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	18,790	18,790

City of Reno, Renown Regional Medical Center Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	1,300	1,300

		20,090

New Hampshire — 0.7%

County of Merrimack GO, TAN, 3.00%, 12/27/2019	6,825	6,865

New Jersey — 1.1%

Borough of Roselle GO, BAN, 3.00%, 9/12/2019	6,150	6,152

Passaic County Improvement Authority, City of Paterson Project Rev., BAN, 3.00%, 8/25/2020	5,000	5,084

		11,236

New York — 8.6%

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.40%, 9/3/2019 (b)	7,460	7,460

Subseries 2012G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 1.40%, 9/3/2019 (b)	24,650	24,650

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2009 Subseries BB-1, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	5,025	5,025

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series DD-1, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/3/2019 (b)	12,500	12,500

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.37%, 9/9/2019 (b)	1,425	1,425

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Transitional Finance Authority, Future Tax Secured Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.48%, 9/3/2019 (b)	9,000	9,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-6, Rev., VRDO, LIQ: State Street Bank & Trust, 1.42%, 9/3/2019 (b)	3,550	3,550

Tender Option Bond Trust Receipts/Certificates

Series 2015-ZF0264, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b) (c)	6,265	6,265

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b)	13,815	13,815

		83,690

North Carolina — 2.3%

North Carolina Medical Care Commission, Moses Cone Health System Series B, Rev., VRDO, LIQ: Bank of Montreal, 1.38%, 9/3/2019 (b)	10,960	10,960

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2813, Rev., VRDO, LIQ: Barclays Bank plc, 1.40%, 9/9/2019 (b) (c)	3,415	3,415

University of North Carolina, University Hospital at Chapel Hill Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	8,075	8,075

		22,450

Ohio — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF0670, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	2,000	2,000

Series 2018-XF2613-1, Rev., VRDO, LIQ: Citibank NA, 1.43%, 9/9/2019 (b) (c)	4,000	4,000

		6,000

Pennsylvania — 1.0%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	10,000	10,000

Rhode Island — 1.8%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2712, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Bank, 1.39%, 9/9/2019 (b) (c)	3,700	3,700

Series 2019-ZF2826, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	3,570	3,570

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Rhode Island — continued

Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	6,035	6,035

Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	4,050	4,050

		17,355

South Carolina — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2019-G-109, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b)	5,000	5,000

Tennessee — 0.1%

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.34%, 9/9/2019 (b)	700	700

Texas — 5.9%

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A, Rev., VRDO, 1.35%, 9/3/2019 (b)	250	250

Series A-2, Rev., VRDO, 1.35%, 9/3/2019 (b)	1,170	1,170

Subseries A-3, Rev., VRDO, 1.35%, 9/3/2019 (b)	300	300

State of Texas Rev., TRAN, 4.00%, 8/27/2020	15,000	15,415

State of Texas, Veterans Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	8,500	8,500

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series B, Rev., VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	10,700	10,700

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 1.38%, 9/9/2019 (b) (c)	4,000	4,000

Series 2018-XF0648, GO, VRDO, PSF-GTD, LIQ: TD Bank NA, 1.38%, 9/9/2019 (b) (c)	3,745	3,745

Series 2018-ZF2570, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	5,995	5,995

Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	3,840	3,840

Series 2018-ZF2721, GO, VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	3,335	3,335

		57,250

Utah — 1.0%

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	350	350

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — continued

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	325	325

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.37%, 9/9/2019 (b)	2,975	2,975

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.39%, 9/9/2019 (b) (c)	3,425	3,425

Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 1.41%, 9/9/2019 (b)	3,000	3,000

		10,075

Washington — 0.1%

Washington State Housing Finance Commission, The Overlake School Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.36%, 9/9/2019 (b)	665	665

Wisconsin — 0.8%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2634, Rev., VRDO, LIQ: Credit Suisse AG, 1.38%, 9/9/2019 (b)	2,000	2,000

Series 2018-XG0174, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	4,000	4,000

Wisconsin Housing & Economic Development Authority Series E, Rev., VRDO, AMT, LIQ: FHLB, 1.39%, 9/9/2019 (b)	1,825	1,825

		7,825

Wyoming — 0.3%

County of Uinta, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.35%, 9/3/2019 (b)	2,775	2,775

Total Municipal Bonds (Cost $618,312)		618,343

	SHARES (000)
Variable Rate Demand Preferred Shares — 5.2%

New York — 1.0%

Nuveen New York AMT-Free Quality Municipal Income Fund Series 3, LIQ: Citibank NA, 1.41%, 9/9/2019 # (c)	10,000	10,000

Other — 4.2%

Nuveen AMT-Free Municipal Credit Income Fund Series 1, LIQ: Citibank NA, 1.43%, 9/9/2019 # (c)	11,000	11,000

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued

Other — continued

Nuveen AMT-Free Quality Municipal Income Fund Series 4, LIQ: Barclays Bank plc, 1.43%, 9/9/2019 # (c)	30,000	30,000

		41,000

Total Variable Rate Demand Preferred Shares (Cost $51,000)		51,000

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 33.4%

Commercial Paper — 33.4%

Alachua County Health Facilities Authority 1.42%, 10/3/2019	10,000	10,000

California Statewide Communities Development Authority 1.34%, 12/10/2019	5,000	5,001

City of Atlanta, Airport

1.37%, 9/16/2019	9,383	9,383

1.37%, 9/20/2019	5,000	5,000

City of Dallas 1.40%, 10/9/2019	21,500	21,499

City of Garland 1.36%, 10/17/2019	11,000	11,000

City of Garland, Electric Utility System 1.34%, 9/4/2019	6,470	6,470

City of Houston

1.33%, 9/10/2019	10,000	10,000

1.33%, 9/11/2019	10,000	10,000

City of San Antonio, Electric & Gas Systems 1.34%, 12/11/2019	7,000	7,001

City of San Antonio, Electric and Gas Systems 1.55%, 9/12/2019	9,500	9,501

County of Hillsborough, Capital Improvement Program

1.32%, 9/26/2019	1,000	1,000

1.33%, 10/17/2019	3,600	3,600

County of York, National Rural Utilities Cooperative Finance Corp.

1.46%, 9/3/2019	15,950	15,950

1.46%, 9/3/2019	12,500	12,500

Dallas Area Rapid Transit, Senior Lien 1.55%, 9/19/2019	10,000	10,001

District of Columbia 1.45%, 9/5/2019	20,000	20,000

Harris County Toll Road, Senior Lien

1.57%, 9/12/2019	2,500	2,500

1.55%, 10/10/2019	7,500	7,502

1.38%, 11/7/2019	5,000	5,000

Health & Educational Facilities Authority of the State of Missouri 1.60%, 9/5/2019	5,000	5,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Illinois Finance Authority

1.58%, 9/17/2019	6,000	6,001

1.42%, 10/24/2019	5,000	5,001

1.43%, 11/5/2019	5,600	5,600

Las Vegas Valley Water District 1.36%, 10/8/2019	10,000	10,000

Massachusetts Health & Educational Facilities Authority 1.45%, 10/10/2019	5,000	5,001

Norfolk Va Industrial Development Authority 1.52%, 10/2/2019	12,000	12,001

Omaha Public Power District, Electric System

1.52%, 9/18/2019	10,050	10,050

1.50%, 10/4/2019	7,500	7,500

1.48%, 11/5/2019	7,500	7,501

Salt River Project Agricultural Improvement & Power District 1.36%, 10/3/2019	6,000	6,000

Southwestern Illinois Development Authority, Health Facilities 1.63%, 10/3/2019	10,000	10,006

University of Houston 1.48%, 10/4/2019	7,500	7,500

University of Massachusetts Building Authority 1.53%, 10/23/2019	4,000	4,001

1.55%, 10/23/2019	7,000	7,003

University of Minnesota 1.40%, 10/3/2019	9,500	9,500

University of Texas System 1.57%, 9/12/2019	5,000	5,000

University of Texas System (The)

1.63%, 10/10/2019	7,500	7,502

1.34%, 11/14/2019	5,000	5,000

1.54%, 1/7/2020	5,000	5,001

Upper Trinity Regional Water District

1.38%, 10/1/2019	5,900	5,900

Total Commercial Paper (Cost $328,953)		328,976

Total Short-Term Investments (Cost $328,953)		328,976

Total Investments — 101.4% (Cost $998,265)		998,319
Liabilities in Excess of Other Assets — (1.4)%		(14,057)

NET ASSETS — 100.0%		984,262

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note

VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 17.1%

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $500,120, collateralized by U.S. Treasury Securities, 3.63%, due 8/15/2043, with a value of $510,003.	500,000	500,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $15,004, collateralized by Corporate Bonds, 3.90%, due 8/21/2027, with a value of $15,754.	15,000	15,000

HSBC Securities USA, Inc., 2.37%, dated 8/30/2019, due 9/3/2019, repurchase price $25,007, collateralized by Corporate Bonds, 0.00% - 8.13%, due 3/15/2023 - 1/15/2040, with a value of $27,007.	25,000	25,000

Societe Generale SA, 2.34%, dated 8/30/2019, due 9/3/2019, repurchase price $75,020, collateralized by Corporate Bonds, 4.38% - 8.25%, due 10/1/2021 - 4/5/2041, Corporate Notes, 3.50%, due 11/7/2022, and Sovereign Government Securities, 4.88% - 7.63%, due 11/7/2019 - 1/27/2045 with a value of $81,022.	75,000	75,000

Total Repurchase Agreements (Cost $615,000)		615,000

Municipal Bonds — 0.5%

New York — 0.5%

New York State Housing Finance Agency, 222 East 44th Street Housing Series 2017A, Rev., VRDO, LOC: Bank of China, 2.20%, 9/3/2019 (b)	7,500	7,500

New York State Housing Finance Agency, Manhattan West Residential Housing Series 2016 B-1, Rev., VRDO, LOC: Bank of China, 2.25%, 9/3/2019 (b)	8,750	8,750

Total Municipal Bonds (Cost $16,250)		16,250

Corporate Notes — 0.2%

Banks — 0.2%

Barclays Bank plc (United Kingdom) (ICE LIBOR USD 1 Month + 0.05%), 2.25%, 9/9/2019 (c) (d) (Cost $6,000)	6,000	6,000

Short-Term Investments — 82.3%

Commercial Paper — 37.8%

Agricultural Bank of China Ltd. (China) 2.31%, 11/15/2019 (d) (e)	50,000	49,768

Bank of China Ltd. (China) 2.60%, 9/17/2019 (e)	22,000	21,976

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.11%), 2.45%, 9/27/2019 (c) (d)	1,000	1,000

Barclays Bank plc (United Kingdom) 2.15%, 9/3/2019 (d) (e)	85,811	85,791

Barton Capital LLC 2.15%, 9/3/2019 (d) (e)	100,000	99,976

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.35%), 2.62%, 9/3/2019 (c) (d)	35,000	35,010

Cedar Springs Capital Co. LLC 2.17%, 9/3/2019 (d) (e)	115,137	115,108

China Construction Bank Corp. (China)

2.61%, 9/6/2019 (d) (e)	41,000	40,984

2.30%, 11/22/2019 (d) (e)	30,000	29,838

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/16/2019 (c) (d)	1,000	1,000

(ICE LIBOR USD 3 Month + 0.03%), 2.33%, 10/30/2019 (c) (d)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.05%), 2.29%, 11/7/2019 (c) (d)	48,000	48,006

Credit Suisse AG 2.61%, 10/15/2019 (e)	40,000	39,891

DBS Bank Ltd. (Singapore) 2.32%, 11/19/2019 (d) (e)	58,000	57,721

Federation des caisses Desjardins du Quebec 2.04%, 2/27/2020 (d) (e)	54,000	53,444

First Abu Dhabi Bank PJSC (United Arab Emirates) 2.30%, 10/11/2019 (d) (e)	30,000	29,925

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.24%), 2.47%, 9/12/2019 (c) (d)	60,000	60,003

(ICE LIBOR USD 3 Month + 0.04%), 2.19%, 11/15/2019 (c) (d)	25,000	25,001

Kells Funding LLC

2.61%, 9/19/2019 (d) (e)	20,000	19,977

2.26%, 10/30/2019 (d) (e)	30,000	29,896

2.04%, 2/20/2020 (d) (e)	30,000	29,708

Liberty Street Funding LLC 2.46%, 9/3/2019 (d) (e)	5,000	4,999

Lloyds Bank plc (United Kingdom) 2.66%, 9/13/2019 (e)	25,000	24,979

MetLife Short Term Funding LLC 2.27%, 11/27/2019 (d) (e)	30,000	29,849

MUFG Bank Ltd. (Japan)

2.59%, 11/12/2019 (e)	47,000	46,796

2.39%, 3/2/2020 (e)	16,000	15,834

2.30%, 3/5/2020 (e)	5,000	4,947

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.12%), 2.30%, 9/24/2019 (c) (d)	30,000	29,993

(ICE LIBOR USD 1 Month + 0.16%), 2.34%, 9/24/2019 (c) (d)	6,000	5,998

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.14%), 2.52%, 10/7/2019 (c)	48,000	48,004

Old Line Funding LLC 2.33%, 12/5/2019 (e)	10,800	10,741

Pfizer, Inc. 2.26%, 12/17/2019 (d) (e)	5,000	4,969

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.08%), 2.40%, 11/5/2019 (c) (d)	100,000	100,000

Sheffield Receivables Co. LLC (United Kingdom) 2.49%, 9/4/2019 (d) (e)	15,000	14,995

Standard Chartered Bank (United Kingdom) 2.06%, 2/24/2020 (d) (e)	22,000	21,779

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.64%, 9/9/2019 (c)	10,000	10,000

Toyota Motor Credit Corp. (Japan) (ICE LIBOR USD 1 Month + 0.14%), 2.42%, 9/3/2019 (c)	35,000	34,997

UBS AG (Switzerland) (ICE LIBOR USD 1 Month + 0.16%), 2.39%, 9/14/2019 (c) (d)	30,000	30,000

Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.32%), 2.57%, 9/10/2019 (c) (d)	36,000	36,019

Total Commercial Paper (Cost $1,358,816)		1,358,922

Certificates of Deposit — 32.6%

Agricultural Bank of China Ltd. (China) 2.61%, 9/13/2019	20,000	20,003

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.34%), 2.58%, 9/5/2019 (c)	13,500	13,505

3.00%, 9/11/2019	5,000	5,001

(ICE LIBOR USD 1 Month + 0.17%), 2.36%, 9/13/2019 (c)	45,000	44,983

(US Federal Funds Effective Rate (continuous series) + 0.33%), 2.45%, 10/23/2019 (c)	60,000	60,000

BNP Paribas SA (France) (ICE LIBOR USD 1 Month + 0.21%), 2.43%, 9/9/2019 (c)	30,000	29,993

Canadian Imperial Bank of Commerce (Canada) (US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/3/2019 (c)	25,000	25,007

Chiba Bank Ltd. (Japan) 2.50%, 9/3/2019	25,000	25,001

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Cooperatieve Rabobank UA (Netherlands) (ICE LIBOR USD 3 Month + 0.08%), 2.35%, 10/30/2019 (c)	28,000	28,010

Credit Industriel et Commercial (France)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/23/2019 (c)	43,000	43,000

(ICE LIBOR USD 3 Month + 0.10%), 2.42%, 10/16/2019 (c)	36,000	36,004

DZ Bank AG (Germany) (ICE LIBOR USD 3 Month + 0.05%), 2.18%, 11/27/2019 (c)	30,000	29,999

HSBC Bank USA NA 2.23%, 1/22/2020	20,000	20,014

Industrial & Commercial Bank of China Ltd. (China)

2.54%, 10/11/2019	15,000	15,004

2.50%, 10/25/2019	8,000	8,002

Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.12%), 2.29%, 9/24/2019 (c)	60,000	60,010

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.17%), 2.32%, 9/24/2019 (c)	25,000	24,993

1.99%, 5/15/2020 (e)	15,000	14,790

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/3/2019 (c)	40,000	39,995

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/10/2019 (c)	30,000	29,996

Natixis SA (France)

2.73%, 12/13/2019	30,000	30,051

2.33%, 3/6/2020	15,000	15,025

Nordea Bank AB (Finland)

2.62%, 2/3/2020	10,000	10,026

2.72%, 2/20/2020	25,685	25,790

Norinchukin Bank (The) (Japan)

2.30%, 12/11/2019	20,000	20,014

2.30%, 12/17/2019	25,000	25,018

Rabobank International (United Kingdom) (ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/8/2019 (c)	25,000	25,000

Shizuoka Bank (Japan) 2.21%, 10/18/2019	20,000	20,001

Skandinaviska Enskilda Banken AB (Sweden) 2.30%, 12/13/2019	39,000	39,023

Standard Chartered Bank (United Kingdom)

2.68%, 9/13/2019	70,000	70,012

(ICE LIBOR USD 1 Month + 0.21%), 2.36%, 9/27/2019 (c)	15,000	15,005

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/24/2019 (c)	25,000	24,998

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/5/2019 (c)	45,000	44,990

Toronto-Dominion Bank (The) (Canada)

3.00%, 9/9/2019	5,000	5,001

(ICE LIBOR USD 1 Month + 0.24%), 2.39%, 9/27/2019 (c)	40,000	39,986

(ICE LIBOR USD 1 Month + 0.18%), 2.29%, 9/28/2019 (c)	75,000	74,971

Wells Fargo Bank NA

(SOFR + 0.35%), 2.47%, 9/3/2019 (c)	750	750

(ICE LIBOR USD 1 Month + 0.18%), 2.41%, 9/3/2019 (c)	70,000	69,979

(ICE LIBOR USD 1 Month + 0.36%), 2.59%, 9/9/2019 (c)	16,500	16,510

(ICE LIBOR USD 1 Month + 0.37%), 2.57%, 9/17/2019 (c)	27,000	27,019

Total Certificates of Deposit (Cost $1,172,262)		1,172,479

Time Deposits — 10.6%

Erste Group Bank AG 2.12%, 9/3/2019	170,054	170,054

ING Bank NV 2.15%, 9/3/2019	150,000	150,000

Mizuho Bank Ltd. 2.12%, 9/3/2019	59,458	59,458

Total Time Deposits (Cost $379,512)		379,512

U.S. Treasury Obligations — 1.3%

U.S. Treasury Bills 2.42%, 10/10/2019 (e) (Cost $49,871)	50,000	49,897

Total Short-Term Investments (Cost $2,960,461)		2,960,810

Total Investments — 100.1% (Cost $3,597,711)		3,598,060
Liabilities in Excess of Other Assets — (0.1)%		(2,653)

NET ASSETS — 100.0%		3,595,407

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	The rate shown is the effective yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 32.1%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.16% - 2.18%, dated 8/30/2019, due 9/3/2019, repurchase price $190,023. [1]	189,977	189,977

Barclays Capital, Inc., 2.40%, dated 8/30/2019, due 10/4/2019, repurchase price $10,023, collateralized by Asset-Backed Securities, 2.55% - 5.29%, due 10/16/2023 - 7/25/2036, with a value of $11,000.	10,000	10,000

Barclays Capital, Inc., 2.43%, dated 8/30/2019, due 10/4/2019, repurchase price $30,071, collateralized by Asset-Backed Securities, 0.00% - 5.07%, due 5/25/2026 - 1/10/2031, with a value of $33,000.	30,000	30,000

BMO Capital Markets Corp., 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $90,022, collateralized by Asset-Backed Securities, 2.29% - 3.42%, due 4/12/2021 - 7/15/2025, Collateralized Mortgage Obligations, 3.61% - 3.99%, due 7/25/2043 - 1/17/2059, Corporate Bonds, 1.88% - 12.50%, due 9/9/2019 - 11/15/2031, and Corporate Notes, 2.50% - 7.25%, due 7/24/2020 - 6/15/2025 with a value of $95,647.	90,000	90,000

BMO Capital Markets Corp., 2.22%, dated 8/30/2019, due 9/6/2019, repurchase price $25,011, collateralized by Asset-Backed Securities, 2.43% - 4.06%, due 11/15/2030 - 7/25/2036, Corporate Bonds, 6.38% - 12.50%, due 11/1/2021 - 5/15/2025, and Corporate Notes, 2.15% - 5.50%, due 7/24/2020 - 11/9/2020 with a value of $27,091.	25,000	25,000

BNP Paribas SA, 2.30%, dated 8/30/2019, due 9/4/2019, repurchase price $25,008, collateralized by Asset-Backed Securities, 4.90% - 5.50%, due 12/15/2023 - 4/25/2029, Corporate Bonds, 9.63%, due 1/15/2022, and Sovereign Government Securities, 4.63% - 4.88%, due 1/22/2021 - 1/13/2028 with a value of $27,245.	25,000	25,000

Bofa Securities, Inc., 2.47%, dated 8/30/2019, due 10/4/2019, repurchase price $25,060, collateralized by FNMA Connecticut Avenue Securities, 5.15% - 8.05%, due 7/25/2024 - 10/25/2028, and Sovereign Government Securities, 4.38% - 11.75%, due 2/25/2020 - 10/27/2027 with a value of $26,670.	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 10/4/2019, repurchase price $39,096, collateralized by Commercial Paper, 0.00%, due 9/16/2019, Municipal Debt Securities, 6.50%, due 7/1/2036, and Sovereign Government Securities, 0.00% - 7.88%, due 7/23/2020 - 2/15/2048 with a value of $41,851.	39,000	39,000

Credit Suisse Securities USA LLC, 2.31%, dated 8/30/2019, due 9/4/2019, repurchase price $25,008, collateralized by Asset-Backed Securities, 0.00% - 5.93%, due 4/15/2026 - 5/16/2042, with a value of $27,512.	25,000	25,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $200,048, collateralized by U.S. Treasury Securities, 0.63%, due 7/15/2021, with a value of $204,000.	200,000	200,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $500,120, collateralized by U.S. Treasury Securities, 3.75%, due 11/15/2043, with a value of $510,005.	500,000	500,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $800,192, collateralized by U.S. Treasury Securities, 3.00%, due 10/31/2025, with a value of $816,002.	800,000	800,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $41,010, collateralized by Corporate Bonds, 3.40% - 6.63%, due 8/27/2021 - 10/6/2048, Corporate Notes, 3.25% - 3.90%, due 2/21/2023 -3/16/2028, and Sovereign Government Securities, 2.75% - 7.13%, due 1/21/2026 - 11/2/2027 with a value of $43,061.	41,000	41,000

HSBC Securities USA, Inc., 2.37%, dated 8/30/2019, due 9/3/2019, repurchase price $44,012, collateralized by Corporate Bonds, 0.00% - 7.25%, due 11/9/2019 - 10/15/2039, with a value of $47,533.	44,000	44,000

ING Financial Markets LLC, 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $25,006, collateralized by Corporate Bonds, 5.30%, due 1/27/2025, with a value of $27,057.	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 2.24%, dated 8/30/2019, due 9/3/2019, repurchase price $43,011, collateralized by Corporate Bonds, 4.55%, due 3/11/2026, Corporate Notes, 2.71% - 2.90%, due 11/19/2019 - 2/21/2020, and Sovereign Government Securities, 5.00%, due 1/13/2037 with a value of $45,163.	43,000	43,000

Societe Generale SA, 2.34%, dated 8/30/2019, due 9/3/2019, repurchase price $182,047, collateralized by Corporate Bonds, 4.50% - 9.75%, due 4/22/2020 - 1/1/2099, Corporate Notes, 3.50% - 7.50%, due 11/7/2022 - 10/25/2027, and Sovereign Government Securities, 0.00% - 10.13%, due 7/25/2022 - 1/14/2041 with a value of $196,608.	182,000	182,000

Societe Generale SA, 2.39%, dated 8/30/2019, due 9/4/2019, repurchase price $25,008, collateralized by Corporate Bonds, 2.65% - 9.25%, due 11/15/2021 - 1/1/2099, Corporate Notes, 3.50% -7.50%, due 10/10/2024 - 10/25/2027, and Sovereign Government Securities, 3.50% - 7.63%, due 9/26/2022 - 1/25/2050 with a value of $27,011.	25,000	25,000

Wells Fargo Securities LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $60,015, collateralized by Sovereign Government Securities, 1.50% - 2.98%, due 10/18/2019 - 2/15/2022 with a value of $63,028.	60,000	60,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/3/2019, repurchase price $60,015, collateralized by Sovereign Government Securities, 1.50% - 3.88%, due 4/12/2021 - 9/20/2048 with a value of $63,020.	60,000	60,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/4/2019, repurchase price $100,031, collateralized by Sovereign Government Securities, 1.25% - 5.63%, due 9/30/2019 - 10/25/2042, and Certificates of Deposit, 0.00%, due 1/6/2022 - 10/3/2025 with a value of $105,047.	100,000	100,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/5/2019, repurchase price $42,016, collateralized by Commercial Paper, 0.00%, due 2/12/2020, with a value of $44,119.	42,000	42,000

Total Repurchase Agreements (Cost $2,580,977)		2,580,977

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Notes — 1.2%

Banks — 1.2%

Barclays Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.05%), 2.25%, 9/9/2019 (b) (c)	45,000	45,000

(ICE LIBOR USD 1 Month + 0.05%), 2.26%, 9/9/2019 (b) (c)	50,000	50,000

Total Corporate Notes (Cost $95,000)		95,000

Municipal Bonds — 0.3%

California — 0.1%

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-4, Rev., VRDO, LOC: Bank of China, 2.18%, 9/6/2019 (d)	1,630	1,630

Series H-3, Rev., VRDO, LOC: Bank of China, 2.24%, 9/6/2019 (d)	1,625	1,625

		3,255

New York — 0.2%

New York State Housing Finance Agency, 222 East 44th Street Housing Series 2017A, Rev., VRDO, LOC: Bank of China, 2.20%, 9/3/2019 (d)	7,710	7,710

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.25%, 9/3/2019 (d)	10,000	10,000

		17,710

Total Municipal Bonds (Cost $20,965)		20,965

Short-Term Investments — 66.7%

Certificates of Deposit — 33.6%

ABN AMRO Bank NV (Netherlands) 2.45%, 10/4/2019 (e)	40,000	39,911

Agricultural Bank of China Ltd. (China) 2.61%, 9/12/2019	25,000	25,000

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/9/2019 (b)	10,000	10,000

3.00%, 9/11/2019	5,000	5,000

(ICE LIBOR USD 3 Month + 0.14%), 2.46%, 10/16/2019 (b)	12,000	12,000

(US Federal Funds Effective Rate (continuous series) + 0.33%), 2.45%, 10/23/2019 (b)	40,000	40,000

BNP Paribas SA (France)

(ICE LIBOR USD 1 Month + 0.21%), 2.43%, 9/9/2019 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.07%), 2.36%, 11/5/2019 (b)	40,000	40,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Canadian Imperial Bank of Commerce (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/3/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/9/2019 (b)	15,000	15,000

China Construction Bank Corp. (China)

2.59%, 9/20/2019	80,000	80,000

2.55%, 9/23/2019	25,000	25,000

2.31%, 11/25/2019	80,000	80,000

Commonwealth Bank of Australia (Australia) (ICE LIBOR USD 1 Month + 0.18%), 2.42%, 9/5/2019 (b)	25,000	25,000

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/20/2019 (b)	75,000	75,000

(ICE LIBOR USD 3 Month + 0.08%), 2.35%, 10/30/2019 (b)	55,000	55,000

Credit Agricole Corporate and Investment Bank (France) 2.30%, 10/4/2019	17,000	17,000

Credit Industriel et Commercial (France)

2.65%, 9/5/2019	45,000	45,000

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/5/2019 (b)	26,000	26,000

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/23/2019 (b)	18,000	18,000

(ICE LIBOR USD 3 Month + 0.10%), 2.42%, 10/16/2019 (b)	30,000	30,000

2.61%, 11/8/2019 (e)	13,000	12,936

2.65%, 12/20/2019 (e)	30,000	29,758

2.62%, 1/21/2020 (e)	10,000	9,898

2.58%, 2/20/2020 (e)	15,000	14,817

2.35%, 3/11/2020 (e)	25,000	24,690

2.27%, 3/24/2020 (e)	20,000	19,744

DZ Bank AG (Germany)

2.35%, 11/14/2019 (e)	10,000	9,952

(ICE LIBOR USD 3 Month + 0.05%), 2.18%, 11/27/2019 (b)	40,000	40,000

2.31%, 12/2/2019 (e)	15,000	14,912

2.25%, 2/3/2020 (e)	25,000	24,761

2.31%, 3/13/2020 (e)	25,000	24,693

1.94%, 5/15/2020 (e)	15,000	14,795

HSBC Bank USA NA 2.23%, 1/22/2020	20,000	20,000

Industrial & Commercial Bank of China Ltd. (China)

2.61%, 9/9/2019	5,000	5,000

2.55%, 9/24/2019	30,000	30,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

2.54%, 10/11/2019	30,000	30,000

2.50%, 10/25/2019	15,000	15,000

2.31%, 11/27/2019	40,000	40,000

ING Bank NV (Netherlands)

(ICE LIBOR USD 1 Month + 0.20%), 2.40%, 9/10/2019 (b)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.17%), 2.47%, 10/4/2019 (b)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.18%), 2.47%, 11/3/2019 (b)	65,000	65,000

2.60%, 11/4/2019	20,000	20,000

(ICE LIBOR USD 3 Month + 0.16%), 2.40%, 11/6/2019 (b)	25,000	25,000

2.70%, 12/20/2019	20,000	20,000

KBC Bank NV (Belgium) 2.57%, 10/11/2019 (e)	50,000	49,857

Landesbank Hessen-Thuringen Girozentrale (Germany) 2.24%, 1/3/2020 (e)	25,000	24,809

Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.35%, 11/15/2019 (e)	10,000	9,951

Mizuho Corporate Bank Ltd. (Japan)

2.36%, 10/11/2019 (e)	25,000	24,935

2.60%, 10/16/2019 (e)	15,000	14,951

2.22%, 11/19/2019 (e)	50,000	49,758

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.39%, 9/12/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.17%), 2.31%, 9/28/2019 (b)	50,000	50,000

2.60%, 10/31/2019	50,000	50,000

2.61%, 12/18/2019 (e)	50,000	49,611

2.23%, 3/13/2020	9,000	9,000

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/3/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/10/2019 (b)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.07%), 2.33%, 10/29/2019 (b)	20,000	20,000

Natixis SA (France)

3.05%, 9/16/2019	20,000	20,000

(ICE LIBOR USD 3 Month + 0.15%), 2.45%, 10/15/2019 (b)	50,000	50,000

2.64%, 12/4/2019	10,000	10,000

2.73%, 12/13/2019	50,000	50,000

2.70%, 12/20/2019	6,000	6,000

2.25%, 3/18/2020	60,000	60,000

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Nordea Bank AB (Finland) 2.30%, 3/9/2020	50,000	50,000

Norinchukin Bank (The) (Japan)

2.25%, 11/1/2019	25,000	25,000

2.25%, 1/10/2020	25,000	25,000

2.29%, 1/13/2020 (e)	10,000	9,915

Oversea-Chinese Banking Corp. Ltd. (Singapore) 2.29%, 3/13/2020 (e)	25,000	24,695

Rabobank International (Netherlands) (ICE LIBOR USD 1 Month + 0.19%), 2.42%, 9/3/2019 (b)	25,000	25,000

Standard Chartered Bank (United Kingdom)

(ICE LIBOR USD 1 Month + 0.23%), 2.45%, 9/9/2019 (b)	10,000	10,000

2.68%, 9/13/2019	50,000	50,000

2.67%, 9/25/2019	100,000	100,000

2.61%, 10/16/2019 (e)	75,000	74,756

2.28%, 1/10/2020	20,000	20,000

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.14%), 2.38%, 9/7/2019 (b)	50,000	50,000

(ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/21/2019 (b)	10,000	10,000

Sumitomo Mitsui Trust Bank Ltd. (Japan)

(SOFR + 0.21%), 2.33%, 9/3/2019 (b)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/7/2019 (b)	25,000	25,000

2.61%, 11/12/2019 (e)	11,000	10,943

Sumitomo Mitsui Trust International Ltd. (Japan)

2.62%, 10/15/2019 (e)	5,000	4,984

2.61%, 11/1/2019 (e)	10,000	9,956

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.15%), 2.48%, 10/3/2019 (b)	40,000	40,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.19%), 2.41%, 9/3/2019 (b)	17,000	17,000

3.00%, 9/9/2019	25,000	25,000

(ICE LIBOR USD 1 Month + 0.24%), 2.39%, 9/27/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.18%), 2.29%, 9/28/2019 (b)	40,000	40,000

2.28%, 1/13/2020 (e)	35,000	34,705

Wells Fargo Bank NA

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.48%, 9/3/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.18%), 2.39%, 9/9/2019 (b)	7,000	7,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.23%), 2.56%, 10/3/2019 (b)	5,000	5,000

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 1 Month + 0.15%), 2.39%, 9/3/2019 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.04%), 2.22%, 11/13/2019 (b)	15,000	15,000

Total Certificates of Deposit (Cost $2,701,693)		2,701,693

Commercial Paper — 26.2%

Agricultural Bank of China Ltd. (China) 2.37%, 11/12/2019 (c) (e)	50,000	49,764

Alpine Securitization Ltd. (Switzerland)

2.58%, 11/20/2019 (c)	25,000	25,000

2.06%, 2/21/2020 (c) (e)	111,000	109,912

Atlantic Asset Securitization LLC 2.44%, 11/1/2019 (c) (e)	50,000	49,795

Bank of China Ltd. (China)

2.57%, 9/30/2019 (e)	45,000	44,908

2.36%, 11/27/2019 (e)	75,000	74,574

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.47%, 9/9/2019 (b) (c)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.11%), 2.45%, 9/27/2019 (b) (c)	7,000	7,000

(US Federal Funds Effective Rate (continuous series) + 0.34%), 2.49%, 11/7/2019 (b) (c)	20,000	20,000

Banque et Caisse d Epargne de l Etat (Luxembourg) 2.21%, 4/3/2020 (e)	5,000	4,935

Barton Capital LLC

2.40%, 9/18/2019 (c) (e)	25,000	24,972

2.36%, 10/8/2019 (c) (e)	15,000	14,964

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.17%), 2.34%, 9/28/2019 (b) (c)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.07%), 2.41%, 10/8/2019 (b) (c)	20,000	20,000

BNG Bank NV (Netherlands) 2.00%, 3/3/2020 (c) (e)	40,000	39,600

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.32%), 2.59%, 9/3/2019 (b) (c)	25,000	25,000

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.28%), 2.50%, 9/19/2019 (b) (c)	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.03%), 2.33%, 10/30/2019 (b) (c)	20,000	20,000

Concord Minutemen Capital Co. LLC 2.17%, 9/3/2019 (c) (e)	40,000	39,995

Credit Suisse AG 2.61%, 10/15/2019 (e)	20,000	19,937

DBS Bank Ltd. (Singapore)

2.30%, 11/18/2019 (e)	50,000	49,753

2.26%, 1/7/2020 (c) (e)	4,000	3,968

2.20%, 1/27/2020 (c) (e)	50,000	49,554

DNB Bank ASA (Norway) (ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/27/2019 (b) (c)	50,000	50,000

Federation des Caisses Desjardins du Quebec (Canada) 2.25%, 1/10/2020 (c) (e)	8,000	7,935

First Abu Dhabi Bank PJSC (United Arab Emirates)

2.26%, 11/4/2019 (c) (e)	50,000	49,800

2.20%, 11/12/2019 (c) (e)	30,000	29,869

2.11%, 11/22/2019 (c) (e)	35,000	34,832

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.04%), 2.25%, 11/8/2019 (b) (c)	72,000	72,000

(ICE LIBOR USD 3 Month + 0.04%), 2.19%, 11/15/2019 (b) (c)	25,000	25,000

Kells Funding LLC

2.27%, 11/12/2019 (c) (e)	25,000	24,887

2.02%, 3/11/2020 (e)	50,000	49,467

Lloyds Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.18%), 2.35%, 9/26/2019 (b)	50,000	50,000

2.36%, 9/27/2019	25,000	25,000

LMA-Americas LLC

2.67%, 9/12/2019 (c) (e)	37,000	36,970

2.20%, 1/15/2020 (c) (e)	50,000	49,590

Matchpoint Finance plc (Ireland)

2.61%, 10/15/2019 (c) (e)	50,000	49,842

2.61%, 11/6/2019 (c) (e)	35,000	34,835

MUFG Bank Ltd. (Japan)

2.30%, 3/5/2020 (e)	61,000	60,288

2.28%, 3/6/2020 (e)	45,000	44,476

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.18%), 2.44%, 9/3/2019 (b) (c)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.37%), 2.59%, 9/17/2019 (b) (c)	27,000	27,000

Nieuw Amsterdam Receivables Corp. 2.48%, 9/6/2019 (c) (e)	50,000	49,983

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Old Line Funding LLC (US Federal Funds Effective Rate (continuous series) + 0.35%), 2.50%, 9/3/2019 (b) (c)	25,000	25,000

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/12/2019 (b) (c)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/8/2019 (b) (c)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.16%), 2.50%, 10/15/2019 (b) (c)	10,000	10,000

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.51%, 10/31/2019 (b) (c)	23,000	23,000

(ICE LIBOR USD 3 Month + 0.08%), 2.40%, 11/5/2019 (b) (c)	50,000	50,000

Societe Generale SA (France) (ICE LIBOR USD 1 Month + 0.14%), 2.42%, 9/3/2019 (b) (c)	50,000	50,000

Starbird Funding Corp. 2.57%, 11/13/2019 (c) (e)	45,000	44,768

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/13/2019 (b) (c)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.37%), 2.58%, 9/20/2019 (b) (c)	50,000	50,000

2.62%, 10/22/2019 (c) (e)	25,000	24,909

Toyota Finance Australia Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.23%), 2.48%, 9/9/2019 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.15%), 2.64%, 9/9/2019 (b)	20,000	20,000

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/15/2019 (b)	62,000	62,000

Toyota Motor Credit Corp. (Japan) (ICE LIBOR USD 3 Month + 0.10%), 2.44%, 10/10/2019 (b)	50,000	50,000

UBS AG (Switzerland) (ICE LIBOR USD 3 Month + 0.09%), 2.33%, 11/7/2019 (b) (c)	10,000	10,000

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.13%), 2.47%, 10/15/2019 (b) (c)	12,000	12,000

(ICE LIBOR USD 3 Month + 0.04%), 2.33%, 10/29/2019 (b) (c)	25,000	25,000

Total Commercial Paper (Cost $2,107,082)		2,107,082

Time Deposits — 5.0%

Bank of Nova Scotia (The) 2.15%, 9/3/2019	100,000	100,000

DBS Bank Ltd. 2.17%, 9/4/2019	200,000	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Time Deposits — continued

ING Bank NV 2.15%, 9/3/2019	100,000	100,000

Total Time Deposits (Cost $400,000)		400,000

U.S. Treasury Obligations — 1.9%

U.S. Treasury Bills

2.42%, 10/10/2019 (e)	50,000	49,870

2.40%, 11/14/2019 (e)	100,000	99,513

Total U.S. Treasury Obligations (Cost $149,383)		149,383

Total Short-Term Investments (Cost $5,358,158)		5,358,158

Total Investments — 100.3% (Cost $8,055,100) *		8,055,100
Liabilities in Excess of Other Assets — (0.3)%		(23,786)

NET ASSETS — 100.0%		8,031,314

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Liquid Assets Money Market Fund	$189,977	$190,023	$193,784

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Liquid Assets Money Market Fund
Bofa Securities, Inc.	2.16%	$139,844
Citibank NA	2.18%	23,747
Citigroup Global Markets Holdings, Inc.	2.18%	26,386

Total		$189,977

At August 30, 2019, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.60% - 5.00%	8/1/2025 - 8/1/2049
FNMA	2.23% - 6.10%	4/1/2021 - 9/1/2049
GNMA	2.50% - 5.70%	6/15/2042 - 8/20/2069
U.S. Treasury Securities	3.13% - 3.63%	11/15/2028 - 8/15/2043

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 55.4%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $8,201,977. [1]	8,200,000	8,200,000

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 2.16% - 2.18%, dated 8/30/2019, due 9/3/2019, repurchase price $832,100. [2]	831,901	831,901

Agency Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $95,008. [3]	94,985	94,985

Bank of America Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $750,180, collateralized by GNMA, 3.00%, due 7/20/2046, with a value of $765,000.	750,000	750,000

Bank of Nova Scotia (The), 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $2,000,482, collateralized by FHLMC, 2.50% - 6.00%, due 11/1/2026 - 2/1/2049, FNMA, 2.39% - 5.50%, due 9/1/2024 - 5/1/2049, and U.S. Treasury Securities, 1.13%, due 6/30/2021 with a value of $2,040,000.	2,000,000	2,000,000

Barclays Capital, Inc., 2.20%, dated 8/30/2019, due 9/4/2019, repurchase price $1,300,397, collateralized by U.S. Treasury Securities, 2.63% - 3.00%, due 6/15/2021 - 5/15/2045, with a value of $1,326,000.	1,300,000	1,300,000

BMO Capital Markets Corp., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $500,123, collateralized by FHLMC, 1.38% - 6.00%, due 5/1/2020 -8/1/2049, FNMA, 2.50% - 4.50%, due 2/25/2025 - 9/25/2049, and GNMA, 0.00% - 5.00%, due 5/20/2039 -8/20/2069 with a value of $515,886.	500,000	500,000

BNP Paribas SA, 2.50%, dated 8/30/2019, due 9/3/2019, repurchase price $1,500,417, collateralized by FHLMC, 2.50% - 7.50%, due 4/1/2028 -8/1/2049, FNMA, 0.00% - 8.50%, due 5/15/2022 - 6/1/2049, GNMA, 2.00% -6.50%, due 4/15/2029 - 6/20/2049 and U.S. Treasury Securities, 0.00% - 6.25%, due 7/16/2020 - 11/15/2045 with a value of $1,549,366.	1,500,000	1,500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 2.50%, dated 8/30/2019, due 9/5/2019, repurchase price $1,000,417, collateralized by FHLB, 2.70% - 2.79%, due 8/10/2035 - 8/8/2036, FHLMC, 3.00% - 7.50%, due 4/1/2028 - 6/1/2049, FNMA, 2.50% - 8.50%, due 6/1/2027 - 6/1/2051, GNMA, 2.00% - 6.00%, due 7/15/2024 - 6/20/2049 and U.S. Treasury Securities, 0.00% - 6.75%, due 2/27/2020 - 8/15/2046 with a value of $1,033,283.	1,000,000	1,000,000

BNP Paribas SA, 2.00%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,389, collateralized by FHLB, 1.48%, due 1/28/2020, FHLMC, 2.88% -7.50%, due 4/1/2028 - 8/1/2049, FNMA, 2.50% - 8.50%, due 4/1/2022 -8/1/2049, GNMA, 2.50% - 5.50%, due 6/20/2039 - 8/20/2049 and U.S. Treasury Securities, 0.00% - 6.00%, due 6/30/2020 - 2/15/2048 with a value of $1,025,489.	1,000,000	1,000,000

BNP Paribas SA, 2.05%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,399, collateralized by U.S. Treasury Securities, 0.00% - 4.25%, due 5/15/2020 - 2/15/2049 with a value of $1,023,601.	1,000,000	1,000,000

BNP Paribas SA, 2.09%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,406, collateralized by FHLMC, 3.50% - 7.00%, due 10/1/2036 -6/1/2049, FNMA, 2.50% - 8.50%, due 9/1/2026 - 6/1/2051, GNMA, 2.50% -6.50%, due 12/15/2033 - 6/20/2049 and U.S. Treasury Securities, 0.00% -2.88%, due 6/30/2020 - 5/15/2046 with a value of $1,023,612.	1,000,000	1,000,000

BNP Paribas SA, 2.13%, dated 8/30/2019, due 9/6/2019, repurchase price $500,207, collateralized by FHLMC, 3.00% - 6.00%, due 2/15/2032 -4/1/2049, FNMA, 3.50% - 7.00%, due 10/1/2030 - 1/1/2058, GNMA, 2.50% -5.50%, due 6/20/2041 - 1/20/2049 and U.S. Treasury Securities, 0.00% - 6.25%, due 7/16/2020 - 2/15/2048 with a value of $511,908.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BNP Paribas SA, 2.14%, dated 8/30/2019, due 9/6/2019, repurchase price $500,208, collateralized by FFCB, 3.98%, due 4/5/2038, FHLMC, 3.50% - 5.00%, due 9/1/2042 - 8/1/2049, FNMA, 2.50% - 4.50%, due 5/1/2030 -11/1/2048, GNMA, 3.00% - 4.50%, due 5/20/2040 - 1/20/2049 and U.S. Treasury Securities, 0.00% - 3.63%, due 12/26/2019 - 5/15/2048 with a value of $512,759.	500,000	500,000

BNP Paribas SA, 2.20%, dated 8/30/2019, due 9/6/2019, repurchase price $500,214, collateralized by FFCB, 3.98%, due 4/5/2038, FHLMC, 3.00% - 4.50%, due 2/1/2027 - 3/1/2049, FNMA, 3.00% - 6.50%, due 8/1/2034 -11/1/2048, GNMA, 2.50% - 4.50%, due 6/20/2041 - 3/20/2049 and U.S. Treasury Securities, 0.00% - 2.75%, due 4/30/2020 - 8/15/2039 with a value of $511,901.	500,000	500,000

BNP Paribas SA, 2.23%, dated 8/30/2019, due 9/6/2019, repurchase price $500,217, collateralized by FHLMC, 3.50% - 4.50%, due 9/1/2042 -3/1/2049, FNMA, 2.50% - 5.00%, due 1/1/2027 - 8/1/2049, GNMA, 2.80% -6.50%, due 4/15/2029 - 7/20/2049 and U.S. Treasury Securities, 0.00% -2.63%, due 2/15/2021 - 8/15/2032 with a value of $512,993.	500,000	500,000

BNP Paribas SA, 2.24%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,436, collateralized by FHLMC, 3.50% - 6.50%, due 10/15/2023 -4/15/2054, FNMA, 3.00% - 8.50%, due 6/18/2027 - 11/1/2048, GNMA, 2.80% - 5.00%, due 9/15/2024 -6/20/2049 and U.S. Treasury Securities, 0.00% - 4.25%, due 7/16/2020 -2/15/2048 with a value of $1,026,348.	1,000,000	1,000,000

BNP Paribas SA, 2.26%, dated 8/30/2019, due 9/6/2019, repurchase price $500,220, collateralized by U.S. Treasury Securities, 0.00% - 3.63%, due 4/15/2020 - 11/15/2048, with a value of $512,914.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 2.27%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,441, collateralized by FHLMC, 0.00% - 4.50%, due 12/11/2025 -5/1/2049, FNMA, 2.50% - 5.00%, due 11/1/2025 - 6/1/2049, GNMA, 2.50% -5.00%, due 1/20/2028 - 7/20/2049 and U.S. Treasury Securities, 0.00% -4.25%, due 7/16/2020 - 2/15/2048 with a value of $1,025,853.	1,000,000	1,000,000

BNP Paribas SA, 2.45%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,476, collateralized by FHLB, 4.05%, due 11/26/2030, FHLMC, 0.00% - 6.50%, due 10/15/2023 -8/1/2049, FNMA, 0.00% -8.50%, due 5/15/2022 - 6/1/2051, GNMA, 2.50% -5.50%, due 9/15/2027 -7/20/2049 and U.S. Treasury Securities, 0.00% - 6.00%, due 12/15/2019 -11/15/2048 with a value of $1,032,495.	1,000,000	1,000,000

BNP Paribas SA, 2.46%, dated 8/30/2019, due 9/6/2019, repurchase price $1,500,718, collateralized by FFCB, 1.88%, due 6/2/2022, FHLMC, 0.00% -7.00%, due 12/11/2025 - 6/1/2049, FNMA, 2.50% - 6.07%, due 6/1/2023 -1/1/2058, GNMA, 2.50% - 6.50%, due 5/15/2032 - 6/20/2049 and U.S. Treasury Securities, 0.00% - 3.63%, due 11/15/2019 -2/15/2048 with a value of $1,549,067.	1,500,000	1,500,000

Daiwa Capital Markets America, Inc., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $4,251,025, collateralized by FFCB, 2.54% - 3.32%, due 10/24/2025 - 8/19/2032, FHLB, 2.00%, due 9/9/2022, FHLMC, 0.00% -6.00%, due 12/18/2019 - 8/1/2049, FNMA, 2.38% - 7.00%, due 5/1/2020 -8/1/2049, GNMA, 2.47% -5.50%, due 7/20/2033 - 8/20/2049 and U.S. Treasury Securities, 0.00% -8.50%, due 9/3/2019 - 7/15/2029 with a value of $4,337,111.	4,250,000	4,250,000

Deutsche Bank Securities, Inc., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $449,587, collateralized by U.S. Treasury Securities, 0.00% - 3.00%, due 12/12/2019 - 2/15/2049, with a value of $458,469.	449,479	449,479

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Deutsche Bank Securities, Inc., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $750,181, collateralized by FNMA, 3.50% - 4.50%, due 1/1/2048 - 8/1/2058, GNMA, 3.62% - 4.80%, due 12/15/2045 - 6/20/2069, and U.S. Treasury Securities, 3.13% - 3.75%, due 11/15/2028 - 11/15/2043 with a value of $765,001.	750,000	750,000

Fixed Income Clearing Corp., 2.10%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,233, collateralized by U.S. Treasury Securities, 3.00% - 3.13%, due 8/15/2044 - 11/15/2044, with a value of $1,020,000.	1,000,000	1,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,240, collateralized by U.S. Treasury Securities, 0.63% - 2.88%, due 1/15/2021 - 10/31/2023, with a value of $1,020,000.	1,000,000	1,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,300,552, collateralized by U.S. Treasury Securities, 0.38% - 2.88%, due 2/15/2027 - 5/15/2028, with a value of $2,346,000.	2,300,000	2,300,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $4,501,080, collateralized by U.S. Treasury Securities, 0.00% - 4.38%, due 6/30/2020 - 5/15/2047 with a value of $4,590,000.	4,500,000	4,500,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $7,101,704, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 2/29/2024 - 7/31/2025, with a value of $7,242,005.	7,100,000	7,100,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $7,401,776, collateralized by U.S. Treasury Securities, 2.25% - 6.25%, due 5/31/2023 - 2/29/2024, with a value of $7,548,005.	7,400,000	7,400,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $8,001,920, collateralized by U.S. Treasury Securities, 2.50% - 3.00%, due 11/30/2023 - 2/15/2047, with a value of $8,160,000.	8,000,000	8,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Goldman Sachs & Co. LLC, 2.17%, dated 8/30/2019, due 9/4/2019, repurchase price $500,151, collateralized by U.S. Treasury Securities, 0.00% - 1.75%, due 4/30/2021 - 5/15/2048, with a value of $510,000.	500,000	500,000

Goldman Sachs & Co. LLC, 2.15%, dated 8/30/2019, due 9/6/2019, repurchase price $1,500,627, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 4/15/2022 - 5/15/2043, with a value of $1,530,000.	1,500,000	1,500,000

ING Financial Markets LLC, 2.19%, dated 8/30/2019, due 9/10/2019, repurchase price $500,335, collateralized by FHLMC, 2.31% - 4.89%, due 11/1/2029 -5/1/2049, and FNMA, 2.15% - 6.50%, due 7/1/2024 -5/1/2058 with a value of $511,055.	500,000	500,000

Mitsubishi UFJ Trust & Banking Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,100,264, collateralized by GNMA, 3.00% - 5.00%, due 8/15/2038 - 7/20/2049, with a value of $1,122,068.	1,100,000	1,100,000

Natixis SA, 2.20%, dated 8/30/2019, due 9/6/2019, repurchase price $1,300,556, collateralized by FFCB, 2.48% - 3.13%, due 10/19/2029 - 6/2/2036, FHLMC, 0.00% - 5.02%, due 2/15/2024 -6/15/2049, FNMA, 0.00% - 5.50%, due 8/1/2028 - 9/25/2049, GNMA, 2.00% -5.00%, due 2/20/2032 - 3/16/2057 and U.S. Treasury Securities, 0.00% -8.13%, due 9/19/2019 - 8/15/2049 with a value of $1,335,207.	1,300,000	1,300,000

Natwest Markets Securities, Inc., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $750,179, collateralized by U.S. Treasury Securities, 0.13% - 3.13%, due 11/30/2020 - 8/15/2046, with a value of $765,183.	750,000	750,000

Nomura Securities Co. Ltd., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $350,084, collateralized by U.S. Treasury Securities, 0.00% - 7.88%, due 11/15/2019 - 5/15/2049, with a value of $357,085.	350,000	350,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Nomura Securities Co. Ltd., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $4,000,964, collateralized by FHLMC, 2.00% - 7.80%, due 9/15/2019 - 7/25/2058, FNMA, 2.16% - 8.50%, due 10/1/2019 - 2/1/2052, GNMA, 2.00% - 9.50%, due 9/15/2019 - 7/20/2069 and U.S. Treasury Securities, 0.13%, due 4/15/2020 with a value of $4,080,984.	4,000,000	4,000,000

Norinchukin Bank (The), 2.42%, dated 8/30/2019, due 9/6/2019, repurchase price $200,094, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $204,000.	200,000	200,000

Norinchukin Bank (The), 2.38%, dated 8/30/2019, due 9/12/2019, repurchase price $650,557, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $663,000.	650,000	650,000

Norinchukin Bank (The), 2.32%, dated 8/30/2019, due 10/11/2019, repurchase price $250,677, collateralized by U.S. Treasury Securities, 0.38% -3.63%, due 1/15/2021 - 4/15/2028, with a value of $255,000.	250,000	250,000

Norinchukin Bank (The), 2.14%, dated 8/30/2019, due 11/8/2019, repurchase price $451,873, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $459,000.	450,000	450,000

Norinchukin Bank (The), 2.11%, dated 8/30/2019, due 11/18/2019, repurchase price $200,938, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $204,000.	200,000	200,000

Norinchukin Bank (The), 2.11%, dated 8/30/2019, due 11/18/2019, repurchase price $251,172, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $255,000.	250,000	250,000

Norinchukin Bank (The), 2.10%, dated 8/30/2019, due 11/25/2019, repurchase price $502,538, collateralized by U.S. Treasury Securities, 0.38% -3.63%, due 1/15/2021 - 4/15/2028, with a value of $510,000.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Norinchukin Bank (The), 2.09%, dated 8/30/2019, due 11/26/2019, repurchase price $552,810, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $561,000.	550,000	550,000

RBC Capital Markets LLC, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $1,775,428, collateralized by FHLB, 3.50% - 4.00%, due 9/21/2028 - 2/14/2034, FHLMC, 1.75% - 6.00%, due 1/25/2021 - 5/15/2044, FNMA, 2.04% - 3.90%, due 9/25/2022 - 1/25/2043, GNMA, 2.50% - 4.00%, due 11/20/2044 - 3/20/2069, Tennessee Valley Authority, 4.63%, due 9/15/2060 and U.S. Treasury Securities, 1.25%, due 3/31/2021 with a value of $1,827,730.	1,775,000	1,775,000

Societe Generale SA, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,241, collateralized by FHLB, 1.88%, due 12/11/2020, FHLMC, 2.65% - 5.97%, due 1/1/2020 -6/1/2049, FNMA, 2.35% - 4.50%, due 5/25/2023 - 5/1/2058, GNMA, 2.27% -5.00%, due 12/16/2027 - 4/20/2067 and U.S. Treasury Securities, 0.00% -3.00%, due 11/7/2019 - 2/15/2047 with a value of $1,020,008.	1,000,000	1,000,000

Societe Generale SA, 2.20%, dated 8/30/2019, due 9/13/2019, repurchase price $500,428, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 10/3/2019 - 5/15/2048 with a value of $510,000.	500,000	500,000

Societe Generale SA, 2.20%, dated 8/30/2019, due 9/17/2019, repurchase price $500,550, collateralized by FHLMC, 2.38% - 4.00%, due 1/13/2022 -6/1/2049, FNMA, 2.85% - 4.00%, due 5/25/2023 - 3/1/2049, GNMA, 3.00% -5.00%, due 9/15/2040 - 4/15/2057 and U.S. Treasury Securities, 0.00% -3.00%, due 11/7/2019 - 2/15/2047 with a value of $510,000.	500,000	500,000

Sumitomo Mitsui Banking Corp., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $500,119, collateralized by U.S. Treasury Securities, 1.38% - 1.88%, due 8/31/2020 - 4/30/2022, with a value of $510,122.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Sumitomo Mitsui Banking Corp., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $3,000,723, collateralized by GNMA, 3.00% - 4.00%, due 10/20/2042 - 2/20/2048, with a value of $3,060,738.	3,000,000	3,000,000

Total Repurchase Agreements (Cost $83,251,364)		83,251,364

U.S. Government Agency Securities — 32.5%

FFCB

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.02%, 9/3/2019 (b)	275,000	275,000

(US Federal Funds Effective Rate (continuous series) + 0.07%), 2.19%, 9/3/2019 (b)	250,000	250,000

(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.22%, 9/3/2019 (b)	100,000	100,000

(US Federal Funds Effective Rate (continuous series) + 0.14%), 2.26%, 9/3/2019 (b)	425,000	425,000

(ICE LIBOR USD 1 Month + 0.04%), 2.27%, 9/3/2019 (b)	450,000	450,000

(Federal Reserve Bank Prime Loan Rate US - 2.98%), 2.27%, 9/3/2019 (b)	225,000	225,000

(Federal Reserve Bank Prime Loan Rate US - 2.98%), 2.27%, 9/3/2019 (b)	300,000	300,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.32%, 9/3/2019 (b)	325,000	325,000

(ICE LIBOR USD 1 Month + 0.35%), 2.59%, 9/5/2019 (b)	50,000	50,216

(ICE LIBOR USD 1 Month - 0.03%), 2.20%, 9/7/2019 (b)	275,000	275,000

(ICE LIBOR USD 1 Month + 0.00%), 2.22%, 9/7/2019 (b)	90,000	89,980

(ICE LIBOR USD 1 Month + 0.04%), 2.26%, 9/7/2019 (b)	400,000	400,000

(ICE LIBOR USD 1 Month + 0.00%), 2.23%, 9/9/2019 (b)	400,000	400,000

(ICE LIBOR USD 3 Month - 0.11%), 2.34%, 9/11/2019 (b)	400,000	400,000

(ICE LIBOR USD 1 Month - 0.01%), 2.19%, 9/15/2019 (b)	200,000	199,941

(ICE LIBOR USD 1 Month + 0.05%), 2.24%, 9/16/2019 (b)	50,000	50,000

(ICE LIBOR USD 1 Month - 0.07%), 2.12%, 9/17/2019 (b)	275,000	275,000

(ICE LIBOR USD 1 Month - 0.06%), 2.11%, 9/23/2019 (b)	300,000	299,999

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(ICE LIBOR USD 1 Month + 0.00%), 2.15%, 9/24/2019 (b)	300,000	299,975

(ICE LIBOR USD 1 Month + 0.04%), 2.19%, 9/24/2019 (b)	550,000	550,000

(ICE LIBOR USD 1 Month + 0.04%), 2.18%, 9/27/2019 (b)	185,000	184,989

(ICE LIBOR USD 1 Month + 0.03%), 2.14%, 9/30/2019 (b)	250,000	250,000

DN, 2.16%, 11/18/2019 (c)	25,000	24,884

(SOFR + 0.07%), 2.18%, 11/20/2019 (b)	105,000	105,000

FHLB

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	352,000	352,000

(SOFR + 0.03%), 2.14%, 9/3/2019 (b)	810,000	810,000

(SOFR + 0.03%), 2.15%, 9/3/2019 (b)	787,000	787,000

(SOFR + 0.04%), 2.16%, 9/3/2019 (b)	505,000	505,000

(ICE LIBOR USD 1 Month - 0.03%), 2.21%, 9/3/2019 (b)	350,000	350,000

(ICE LIBOR USD 1 Month - 0.03%), 2.21%, 9/3/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month + 0.04%), 2.27%, 9/3/2019 (b)	900,000	900,000

(ICE LIBOR USD 3 Month - 0.23%), 2.29%, 9/3/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.29%, 9/3/2019 (b)	300,000	300,000

(ICE LIBOR USD 3 Month - 0.23%), 2.29%, 9/3/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.02%), 2.22%, 9/4/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.02%), 2.22%, 9/4/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.25%, 9/5/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.03%), 2.19%, 9/7/2019 (b)	750,000	750,000

(ICE LIBOR USD 1 Month - 0.03%), 2.18%, 9/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.21%, 9/12/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.23%), 2.22%, 9/13/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.04%), 2.16%, 9/15/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.06%), 2.13%, 9/17/2019 (b)	3,250,000	3,250,000

(ICE LIBOR USD 3 Month - 0.13%), 2.28%, 9/17/2019 (b)	400,000	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

DN, 2.15%, 9/20/2019 (c)	245,000	244,722

(ICE LIBOR USD 3 Month - 0.20%), 2.19%, 9/20/2019 (b)	700,000	700,000

(ICE LIBOR USD 1 Month - 0.04%), 2.11%, 9/25/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.04%), 2.11%, 9/27/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.15%), 2.18%, 10/3/2019 (b)	200,000	199,988

(ICE LIBOR USD 3 Month - 0.09%), 2.23%, 10/4/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.12%), 2.22%, 10/13/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.12%), 2.22%, 10/14/2019 (b)	600,000	600,000

2.24%, 10/25/2019	100,000	100,013

(ICE LIBOR USD 3 Month - 0.12%), 2.13%, 11/1/2019 (b)	500,000	500,000

(SOFR + 0.03%), 2.15%, 11/6/2019 (b)	274,000	274,000

(ICE LIBOR USD 3 Month - 0.21%), 2.00%, 11/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.21%), 2.00%, 11/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 1.96%, 11/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 1.96%, 11/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.12%), 2.06%, 11/12/2019 (b)	1,000,000	1,000,000

(SOFR + 0.02%), 2.14%, 11/14/2019 (b)	424,000	424,000

(SOFR + 0.06%), 2.18%, 11/14/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 1.93%, 11/15/2019 (b)	500,000	500,000

(SOFR + 0.03%), 2.15%, 11/21/2019 (b)	380,000	380,000

(SOFR + 0.07%), 2.18%, 11/26/2019 (b)	1,110,000	1,110,000

DN, 1.98%, 11/27/2019 (c)	623,000	620,037

2.10%, 11/29/2019	1,000,000	999,962

2.10%, 11/29/2019	1,000,000	999,922

DN, 2.16%, 12/13/2019 (c)	27,000	26,834

2.10%, 12/30/2019	1,000,000	999,974

2.07%, 1/15/2020	200,000	199,981

2.07%, 1/17/2020	250,000	249,976

2.07%, 1/17/2020	750,000	749,929

2.07%, 1/17/2020	750,000	749,929

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.07%, 1/27/2020	350,000	349,968

2.57%, 3/12/2020	935,000	935,000

2.58%, 3/20/2020	900,000	900,000

FHLMC

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	2,180,000	2,180,000

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	1,500,000	1,500,000

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	645,000	645,000

(SOFR + 0.04%), 2.16%, 9/3/2019 (b)	2,150,000	2,150,000

(SOFR + 0.02%), 2.21%, 9/4/2019 (b)	1,150,000	1,150,000

DN, 2.43%, 9/18/2019 (c)	2,000,000	1,997,710

DN, 2.42%, 9/24/2019 (c)	195,653	195,350

DN, 2.13%, 11/19/2019 (c)	500,000	497,674

DN, 2.12%, 11/29/2019 (c)	250,000	248,696

(SOFR + 0.03%), 2.22%, 12/2/2019 (b)	875,000	875,000

DN, 2.11%, 12/12/2019 (c)	250,000	248,513

Total U.S. Government Agency Securities (Cost $48,861,162)		48,861,162

U.S. Treasury Obligations — 9.4%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	2,779,000	2,779,485

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.00%, 9/3/2019 (b)	4,024,000	4,023,809

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.01%, 9/3/2019 (b)	50,000	50,003

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	997,000	996,520

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.10%, 9/3/2019 (b)	2,175,450	2,174,821

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	2,200,000	2,199,421

U.S. Treasury Notes

1.50%, 10/31/2019	500,000	499,229

1.13%, 12/31/2019	200,000	199,412

1.63%, 12/31/2019	815,000	813,917

1.38%, 1/31/2020	291,000	290,117

Total U.S. Treasury Obligations (Cost $14,026,734)		14,026,734

Short-Term Investments — 2.6%

U.S. Treasury Obligations — 2.6%

U.S. Treasury Bills

2.48%, 9/5/2019 (c)	60,000	59,984

2.22%, 10/10/2019 (c)	1,695,000	1,690,938

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

U.S. Treasury Obligations — continued

1.96%, 2/6/2020 (c)	2,125,000	2,106,901

Total U.S. Treasury Obligations (Cost $3,857,823)		3,857,823

Total Short-Term Investments (Cost $3,857,823)		3,857,823

Total Investments — 99.9% (Cost $149,997,083) *		149,997,083
Other Assets Less Liabilities — 0.1%		179,710

NET ASSETS — 100.0%		150,176,793

Percentages indicated are based on net assets.

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$8,200,000	$8,201,977	$8,366,017

Repurchase Agreements — August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.17%	$900,000
TD Securities (USA) LLC	2.17%	1,800,000
Wells Fargo Securities LLC	2.17%	5,500,000

Total		$8,200,000

At August 30, 2019, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
FFCB	2.11	% - 2.76%	12/13/2021 - 2/12/2027
FHLB	2.29	% - 2.87%	12/3/2019 - 8/8/2036
FHLMC	2.50	% - 7.50%	9/5/2019 - 8/1/2049
FNMA	2.35	% - 8.50%	1/1/2026 - 2/1/2056
GNMA	2.00	% - 6.00%	2/15/2024 - 7/20/2049
Tennessee Valley Authority	4.63%		9/15/2060
U.S. Treasury Securities	0.00	% - 8.75%	12/26/2019 - 11/15/2048

[2] Agency Joint Trading Account II — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$831,901	$832,100	$848,575

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Bofa Securities, Inc.	2.16%	$612,371
Citibank NA	2.18%	103,988
Citigroup Global Markets Holdings, Inc.	2.18%	115,542

Total		$831,901

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

At August 30, 2019, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
FHLMC	2.60	% - 5.00%	8/1/2025 - 8/1/2049
FNMA	2.23	% - 6.10%	4/1/2021 - 9/1/2049
GNMA	2.50	% - 5.70%	6/15/2042 - 8/20/2069
U.S. Treasury Securities	3.13	% - 3.63%	11/15/2028 - 8/15/2043

[3] Agency Joint Trading Account III — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account III with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$94,985	$95,008	$96,908

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.17%	$94,985

At August 30, 2019, the Agency Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
FHLMC	4.89	% - 6.50%	10/15/2023 - 8/1/2037
FNMA	2.50	% - 8.50%	6/18/2027 - 10/1/2048

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 60.3%

Barclays Capital, Inc., 2.20%, dated 8/30/2019, due 9/4/2019, repurchase price $200,061, collateralized by U.S. Treasury Securities, 2.38%, due 4/30/2026, with a value of $204,000.	200,000	200,000

BNP Paribas SA, 2.45%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,272, collateralized by U.S. Treasury Securities, 0.00% - 6.25%, due 4/30/2020 - 2/15/2049 with a value of $1,028,677.	1,000,000	1,000,000

BNP Paribas SA, 2.05%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,399, collateralized by U.S. Treasury Securities, 0.00% - 6.00%, due 8/31/2019 - 11/15/2048, with a value of $1,023,601.	1,000,000	1,000,000

BNP Paribas SA, 2.26%, dated 8/30/2019, due 9/6/2019, repurchase price $500,220, collateralized by U.S. Treasury Securities, 0.00% - 4.50%, due 4/30/2020 - 5/15/2047 with a value of $512,914.	500,000	500,000

Bofa Securities, Inc., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $69,634, collateralized by U.S. Treasury Securities, 3.88%, due 4/15/2029, with a value of $71,009.	69,617	69,617

Citigroup Global Markets Holdings, Inc., 2.19%, dated 8/30/2019, due 9/4/2019, repurchase price $950,289, collateralized by U.S. Treasury Securities, 0.13% - 6.75%, due 6/30/2026 - 5/15/2027, with a value of $969,000.	950,000	950,000

Deutsche Bank Securities, Inc., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $250,060, collateralized by U.S. Treasury Securities, 0.00% - 2.50%, due 9/30/2022 - 2/15/2044, with a value of $255,000.	250,000	250,000

Fixed Income Clearing Corp., 2.10%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,233, collateralized by U.S. Treasury Securities, 3.13% - 3.75%, due 11/15/2043 - 8/15/2044, with a value of $1,020,006.	1,000,000	1,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,240, collateralized by U.S. Treasury Securities, 0.38% - 2.25%, due 11/15/2026 - 2/15/2027, with a value of $1,020,002.	1,000,000	1,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,800,432, collateralized by U.S. Treasury Securities, 2.13% - 4.63%, due 5/15/2028 - 11/15/2043, with a value of $1,836,005.	1,800,000	1,800,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,500,600, collateralized by U.S. Treasury Securities, 0.63% - 3.00%, due 2/28/2021 - 9/30/2025, with a value of $2,550,000.	2,500,000	2,500,000

Goldman Sachs & Co. LLC, 2.17%, dated 8/30/2019, due 9/4/2019, repurchase price $500,151, collateralized by U.S. Treasury Securities, 0.00% - 5.50%, due 8/15/2021 - 2/15/2047, with a value of $510,000.	500,000	500,000

J.P. Morgan Securities LLC, 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $250,060, collateralized by U.S. Treasury Securities, 2.75% - 2.88%, due 6/30/2025 - 5/15/2028, with a value of $255,061.	250,000	250,000

Natixis SA, 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,239, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 12/5/2019 - 8/15/2048, with a value of $1,020,244.	1,000,000	1,000,000

Natixis SA, 2.19%, dated 8/30/2019, due 9/6/2019, repurchase price $1,700,724, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 9/19/2019 -11/15/2048 with a value of $1,743,494.	1,700,000	1,700,000

Natwest Markets Securities, Inc., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,239, collateralized by U.S. Treasury Securities, 1.25% - 3.00%, due 7/15/2020 - 8/15/2048, with a value of $1,020,244.	1,000,000	1,000,000

Norinchukin Bank (The), 2.38%, dated 8/30/2019, due 9/12/2019, repurchase price $200,172, collateralized by U.S. Treasury Securities, 2.00%, due 11/15/2026, with a value of $204,000.	200,000	200,000

Norinchukin Bank (The), 2.32%, dated 8/30/2019, due 10/11/2019, repurchase price $250,677, collateralized by U.S. Treasury Securities, 2.00%, due 11/15/2026, with a value of $255,000.	250,000	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 2.06%, dated 8/30/2019, due 10/23/2019, repurchase price $551,700, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 10/31/2019 - 2/15/2049, with a value of $561,000.	550,000	550,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.15% - 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,625,627. [1]	2,625,000	2,625,000

Treasury Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $655,545.[3]	655,388	655,388

Total Repurchase Agreements (Cost $19,000,005)		19,000,005

U.S. Treasury Obligations - 28.1%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 1.96%, 9/3/2019 (b)	990,000	989,965

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.99%, 9/3/2019 (b)	1,023,000	1,023,068

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	770,000	769,993

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.00%, 9/3/2019 (b)	1,800,000	1,799,534

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.01%, 9/3/2019 (b)	52,000	52,000

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	800,000	799,904

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.10%, 9/3/2019 (b)	700,000	699,699

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	900,000	899,847

U.S. Treasury Notes

0.88%, 9/15/2019	100,000	99,940

1.00%, 9/30/2019	500,000	499,410

1.13%, 12/31/2019	117,000	116,656

1.38%, 1/31/2020	114,000	113,748

3.63%, 2/15/2020	387,000	389,830

1.25%, 2/29/2020	121,000	120,613

1.38%, 2/29/2020	226,000	225,290

2.25%, 3/31/2020	200,000	200,412

1.38%, 4/30/2020	67,000	66,693

Total U.S. Treasury Obligations (Cost $8,866,602)		8,866,602

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 9.8%

U.S. Treasury Obligations — 9.8%

U.S. Treasury Bills

2.48%, 9/5/2019 (c)	200,000	199,946

2.14%, 9/24/2019 (c)	340,000	339,536

2.44%, 9/26/2019 (c)	500,000	499,163

2.22%, 10/10/2019 (c)	442,000	440,942

2.16%, 12/12/2019 (c)	150,000	149,092

2.05%, 12/26/2019 (c)	60,000	59,607

2.10%, 1/9/2020 (c)	400,000	396,996

1.96%, 2/6/2020 (c)	500,000	495,743

1.85%, 2/20/2020 (c)	497,000	492,637

Total U.S. Treasury Obligations (Cost $3,073,662)		3,073,662

Total Short-Term Investments (Cost $3,073,662)		3,073,662

Total Investments — 98.2% (Cost $30,940,269) *		30,940,269
Other Assets Less Liabilities — 1.8%		561,901

NET ASSETS — 100.0%		31,502,170

Percentages indicated are based on net assets.

Abbreviations

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Treasury Joint Trading Account I — At August 30, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$2,625,000	$2,625,627	$2,678,112

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	2.15%	$913,044
Citibank NA	2.16%	114,130
Wells Fargo Securities LLC	2.15%	1,597,826

Total		$2,625,000

At August 30, 2019, the Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
U.S. Treasury Securities	0.00	% - 8.13%	9/3/2019 -5/15/2048

[3] Treasury Joint Trading Account III — At August 30, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$655,388	$655,545	$688,496

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
Bofa Securities, Inc.	2.15%	$374,507
Credit Agricole Corporate and Investment Bank	2.15%	187,254
Societe Generale	2.15%	93,627

Total		$655,388

At August 30, 2019, the Treasury Joint Account III was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
U.S. Treasury Securities	0.00	% - 6.38%	10/31/2019 - 8/15/2048

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 71.7%

FFCB

(US Treasury 3 Month Bill Money Market Yield + 0.10%), 2.05%, 9/3/2019 (b)	25,000	25,000

(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.22%, 9/3/2019 (b)	75,000	75,000

(US Federal Funds Effective Rate (continuous series) + 0.11%), 2.23%, 9/3/2019 (b)	42,000	41,995

(US Federal Funds Effective Rate (continuous series) + 0.13%), 2.25%, 9/3/2019 (b)	25,000	25,000

(Federal Reserve Bank Prime Loan Rate US - 2.96%), 2.29%, 9/3/2019 (b)	50,000	50,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.32%, 9/3/2019 (b)	25,000	25,000

(Federal Reserve Bank Prime Loan Rate US - 2.91%), 2.34%, 9/3/2019 (b)	25,000	24,999

(ICE LIBOR USD 1 Month - 0.01%), 2.19%, 9/15/2019 (b)	50,000	49,985

DN, 2.10%, 10/21/2019 (c)	15,000	14,957

FHLB

(SOFR + 0.03%), 2.14%, 9/3/2019 (b)	25,000	25,000

(SOFR + 0.03%), 2.14%, 9/3/2019 (b)	20,000	20,000

DN, 2.06%, 9/3/2019 (c)	5,000	4,999

(3 Month Treasury Bill Rate + 0.07%), 2.06%, 9/3/2019 (b)	25,000	25,000

DN, 2.08%, 9/4/2019 (c)	75,000	74,987

DN, 2.15%, 9/16/2019 (c)	75,000	74,933

DN, 2.14%, 9/18/2019 (c)	100,000	99,899

DN, 2.03%, 9/20/2019 (c)	60,159	60,095

DN, 2.08%, 9/25/2019 (c)	144,230	144,030

DN, 2.13%, 9/26/2019 (c)	50,000	49,926

DN, 2.14%, 9/27/2019 (c)	112,301	112,128

DN, 2.12%, 9/30/2019 (c)	50,000	49,915

DN, 2.14%, 10/3/2019 (c)	75,000	74,857

DN, 2.03%, 10/9/2019 (c)	75,000	74,839

DN, 2.14%, 10/11/2019 (c)	75,000	74,822

DN, 2.10%, 10/16/2019 (c)	75,000	74,804

DN, 2.11%, 10/18/2019 (c)	150,000	149,587

DN, 2.11%, 10/23/2019 (c)	50,000	49,848

DN, 2.11%, 10/25/2019 (c)	66,000	65,792

DN, 2.11%, 10/30/2019 (c)	50,000	49,828

(SOFR + 0.02%), 2.14%, 11/14/2019 (b)	20,000	20,000

DN, 1.97%, 11/22/2019 (c)	75,000	74,665

2.57%, 3/12/2020	20,000	20,000

Total U.S. Government Agency Securities (Cost $1,801,890)		1,801,890

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 12.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 1.96%, 9/3/2019 (b)	50,000	49,975

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	25,000	24,985

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	75,000	74,988

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	40,000	40,004

U.S. Treasury Notes

3.38%, 11/15/2019	100,000	100,286

3.63%, 2/15/2020	20,000	20,151

Total U.S. Treasury Obligations (Cost $310,389)		310,389

Short-Term Investments — 14.9%

U.S. Treasury Obligations — 14.9%

U.S. Treasury Bills

2.03%, 9/16/2019 (c)	37,000	36,969

2.02%, 9/17/2019 (c)	38,000	37,966

2.15%, 9/24/2019 (c)	100,000	99,863

2.11%, 10/1/2019 (c)	100,000	99,825

1.97%, 10/22/2019 (c)	100,000	99,721

Total U.S. Treasury Obligations (Cost $374,344)		374,344

Total Short-Term Investments (Cost $374,344)		374,344

Total Investments — 98.9% (Cost $2,486,623) *		2,486,623
Other Assets Less Liabilities — 1.1%		27,352

NET ASSETS — 100.0%		2,513,975

Percentages indicated are based on net assets.

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 23.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 1.96%, 9/3/2019 (b)	599,000	598,945

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.99%, 9/3/2019 (b)	1,618,400	1,618,348

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	1,207,775	1,207,744

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.00%, 9/3/2019 (b)	2,250,000	2,249,798

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	1,974,400	1,974,020

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.10%, 9/3/2019 (b)	1,750,000	1,749,456

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	1,400,000	1,399,891

U.S. Treasury Notes

1.00%, 9/30/2019	100,000	99,887

1.38%, 9/30/2019	100,000	99,916

1.75%, 9/30/2019	600,000	599,675

1.25%, 10/31/2019	43,000	42,918

1.50%, 10/31/2019	601,000	600,218

3.38%, 11/15/2019	323,000	323,924

3.63%, 2/15/2020	460,000	463,469

1.38%, 3/31/2020	500,000	497,928

2.25%, 3/31/2020	570,000	570,480

Total U.S. Treasury Obligations (Cost $14,096,617)		14,096,617

Short-Term Investments — 81.1%

U.S. Treasury Obligations — 81.1%

U.S. Treasury Bills

2.16%, 9/3/2019 (c)	3,573,000	3,572,573

2.13%, 9/10/2019 (c)	5,100,000	5,097,287

2.13%, 9/17/2019 (c)	5,500,000	5,494,818

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

2.15%, 9/24/2019 (c)	5,000,000	4,993,168

1.51%, 10/1/2019 (c)	5,000,000	4,991,499

2.42%, 10/3/2019 (c)	100,000	99,788

2.04%, 10/8/2019 (c)	4,999,600	4,989,173

2.35%, 10/10/2019 (c)	3,124,000	3,116,117

1.96%, 10/15/2019 (c)	5,000,000	4,988,066

2.39%, 10/17/2019 (c)	1,350,000	1,345,918

1.99%, 10/22/2019 (c)	5,000,000	4,985,946

1.56%, 10/29/2019 (c)	2,400,000	2,392,532

1.98%, 11/14/2019 (c)	2,500,000	2,489,888

2.04%, 1/9/2020 (c)	200,000	198,544

2.03%, 1/23/2020 (c)	200,000	198,390

Total U.S. Treasury Obligations (Cost $48,953,707)		48,953,707

Total Short-Term Investments (Cost $48,953,707)		48,953,707

Total Investments — 104.4% (Cost $63,050,324) *		63,050,324
Liabilities in Excess of Other Assets — (4.4)%		(2,669,906)

NET ASSETS — 100.0%		60,380,418

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 71.6%

Alabama — 0.3%

East Alabama Health Care Authority, Health Care Facilities Series B, Rev., VRDO, 1.39%, 9/9/2019 (b)	29,369	29,369

Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 1.35%, 9/3/2019 (b)	2,425	2,425

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project

Series A, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	6,970	6,970

Series B, Rev., VRDO, LOC: Societe Generale, 1.40%, 9/9/2019 (b) (c)	4,970	4,970

		43,734

Alaska — 0.8%

Alaska Housing Finance Corp., Home Mortgage

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.30%, 9/9/2019 (b)	34,500	34,500

Series A, Rev., VRDO, LIQ: FHLB, 1.30%, 9/9/2019 (b)	14,280	14,280

Series B, Rev., VRDO, LIQ: FHLB, 1.30%, 9/9/2019 (b)	14,245	14,245

Alaska Housing Finance Corp., Various, Governmental Purpose Series A, Rev., VRDO, LIQ: FHLMC, 1.30%, 9/9/2019 (b)	23,685	23,685

City of Valdez, Exxon Pipeline Co. Project Series 1993-C, Rev., VRDO, 1.35%, 9/3/2019 (b)	10,400	10,400

		97,110

Arizona — 1.4%

Arizona Health Facilities Authority, Banner Health Series H, Rev., VRDO, LOC: Northern Trust Co., 1.38%, 9/9/2019 (b)	37,000	37,000

Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.35%, 9/9/2019 (b)	3,680	3,680

Arizona State University Series A, Rev., VRDO, 1.35%, 9/9/2019 (b)	14,750	14,750

Maricopa County Industrial Development Authority, Banner Health Series F, Rev., VRDO, 1.32%, 9/9/2019 (b)	80,000	80,000

Maricopa County Industrial Development Authority, Multifamily Housing, San Clemente Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.38%, 9/9/2019 (b)	18,200	18,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	34,655	34,655

		188,285

California — 2.1%

Abag Finance Authority for Nonprofit Corp., Multifamily Housing, Crossing Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	19,050	19,050

California Pollution Control Financing Authority, Solid Waste Disposal, Recology, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.37%, 9/9/2019 (b)	12,385	12,385

California Statewide Communities Development Authority, Kaiser Permanente Series M, Rev., VRDO, 1.25%, 9/9/2019 (b)	3,900	3,900

California Statewide Communities Development Authority, Multi-Family Housing, Kelvin Court Series B, Rev., VRDO, FNMA, LOC: FNMA, 1.51%, 9/9/2019 (b)	23,345	23,345

California Statewide Communities Development Authority, Multifamily Housing, Wyndover Apartments Series LL, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	10,000	10,000

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-2, Rev., VRDO, LOC: Bank of China, 1.36%, 9/9/2019 (b)	61,565	61,565

Series H-1, Rev., VRDO, LOC: Bank of China, 1.40%, 9/9/2019 (b)	55,390	55,390

County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project Rev., VRDO, LOC: Bank of America NA, 1.39%, 9/9/2019 (b)	5,800	5,800

San Francisco City & County Airport Commission, International Airport Series A-3, Rev., VRDO, AMT, LOC: Bank of America NA, 1.40%, 9/9/2019 (b)	35,000	35,000

Tender Option Bond Trust Receipts/Certificates

Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.35%, 9/9/2019 (b) (c)	14,400	14,400

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.45%, 9/9/2019 (b) (c)	35,480	35,480

		276,315

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — 2.2%

City of Colorado Springs, Utilities System

Series C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.35%, 9/9/2019 (b)	18,335	18,335

Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.37%, 9/9/2019 (b)	7,125	7,125

City of Colorado Springs, Utilities System, Subordinate Lien Series A, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.38%, 9/9/2019 (b)	40,930	40,930

Colorado Educational and Cultural Facilities Authority, Nature Conservancy Project Series 2012, Rev., VRDO, 1.39%, 9/9/2019 (b)	47,580	47,580

Colorado Housing and Finance Authority, Single Family Mortgage Series 2019 D, Class I, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	22,500	22,500

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Rev., VRDO, FHLMC, LOC: FHLMC, 1.35%, 9/9/2019 (b)	13,920	13,920

State of Colorado, General Fund Tax Rev., TRAN, 5.00%, 6/26/2020	50,000	51,557

University of Colorado Hospital Authority

Series 2018-B, Rev., VRDO, LIQ: TD Bank NA, 1.36%, 9/9/2019 (b)	35,700	35,700

Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.36%, 9/9/2019 (b)	50,000	50,000

		287,647

Connecticut — 1.2%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Subseries A-3, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.34%, 9/9/2019 (b)	20,335	20,335

Subseries B-3, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	10,000	10,000

Subseries F-5, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.35%, 9/9/2019 (b)	48,200	48,200

Subseries C-3, Rev., VRDO, AMT, LIQ: TD Bank NA, 1.40%, 9/9/2019 (b)	20,000	20,000

Series D, Subseries D-3, Rev., VRDO, AMT, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.41%, 9/9/2019 (b)	33,355	33,355

State of Connecticut, Health and Educational Facilities Authority, Yale New Haven Hospital Issue Series O, Rev., VRDO, 1.35%, 9/9/2019 (b)	21,000	21,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — continued

Tender Option Bond Trust Receipts/Certificates GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	5,000	5,000

		157,890

Delaware — 0.1%

Delaware State Health Facilities Authority, Christiana Care Health Services Series B, Rev., VRDO, 1.36%, 9/9/2019 (b)	17,530	17,530

District of Columbia — 2.5%

District of Columbia, Georgetown University

Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.33%, 9/9/2019 (b)	33,055	33,055

Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	22,525	22,525

District of Columbia, Medlantic/Helix Issue, Tranche II Series A, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	21,610	21,610

District of Columbia, The Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	92,755	92,755

District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period Series B, Subseries B-1, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/9/2019 (b)	22,510	22,510

Metropolitan Washington Airports Authority, Airport System

Series A, Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	50,215	50,215

Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 1.38%, 9/9/2019 (b)	13,625	13,625

Series D-1, Rev., VRDO, AMT, LOC: TD Bank NA, 1.40%, 9/9/2019 (b)	19,140	19,140

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	50,000	50,000

		325,435

Florida — 1.8%

City of Jacksonville, Health Care Facilities, Baptist Health

Series 2019 B, Rev., VRDO, 1.33%, 9/9/2019 (b)	46,990	46,990

Series 2019 C, Rev., VRDO, 1.33%, 9/9/2019 (b)	4,025	4,025

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	5,000	5,000

County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: PNC Bank NA, 1.35%, 9/9/2019 (b)	20,000	20,000

Florida Department of Environmental Protection, Everglades Restoration Series A, Rev., VRDO, AGC, 1.37%, 9/9/2019 (b)	4,175	4,175

Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.35%, 9/9/2019 (b)	16,575	16,575

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group

Series I-2, Rev., VRDO, 1.34%, 9/9/2019 (b)	39,825	39,825

Series 2012I, Rev., VRDO, 1.35%, 9/9/2019 (b)	30,300	30,300

Series I-1, Rev., VRDO, 1.36%, 9/9/2019 (b)	26,770	26,770

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	2,845	2,845

Orange County Housing Finance Authority, Multifamily, Post Fountains Project Rev., VRDO, FNMA, LIQ: FNMA, 1.35%, 9/9/2019 (b)	13,800	13,800

Osceola County Multi-Family Housing Finance Authority, Regatta Bay Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	10,230	10,230

Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	8,530	8,530

Tender Option Bond Trust Receipts/Certificates Series 2019-XF2817, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	6,400	6,400

		235,465

Georgia — 0.4%

Brookhaven Development Authority, Children’s Healthcare Series D, Rev., VRDO, LIQ: PNC Bank NA, 1.35%, 9/9/2019 (b)	43,000	43,000

Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.47%, 9/9/2019 (b)	1,810	1,810

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 1.39%, 9/9/2019 (b) (c)	7,500	7,500

		52,310

Hawaii — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	20,000	20,000

Idaho — 0.4%

City of Coeur d’Alene Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b)	3,375	3,375

State of Idaho GO, TAN, 3.00%, 6/30/2020	50,000	50,696

		54,071

Illinois — 4.7%

Chicago Midway International Airport, Second Lien Series C-1, Rev., VRDO, AMT, LOC: Bank of Montreal, 1.40%, 9/9/2019 (b)	38,790	38,790

Chicago O’Hare International Airport, Third Lien Rev., VRDO, LOC: Barclays Bank plc, 1.37%, 9/9/2019 (b)	77,200	77,200

City of Galesburg, Knox College Project Series 1996, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	4,300	4,300

County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.40%, 9/9/2019 (b)	835	835

County of Lake, Multifamily Housing, Whispering Oaks Apartments Project Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	21,500	21,500

County of Will, ExxonMobil Project Rev., VRDO, 1.39%, 9/3/2019 (b)	17,560	17,560

Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.35%, 9/9/2019 (b)	11,790	11,790

Illinois Educational Facilities Authority, The Adler Planetarium Rev., VRDO, LOC: PNC Bank NA, 1.40%, 9/9/2019 (b)	8,000	8,000

Illinois Finance Authority, Advocate Healthcare Network Subseries C-3A, Rev., VRDO, LIQ: Northern Trust Co., 1.38%, 9/9/2019 (b)	17,150	17,150

Illinois Finance Authority, Bradley University

Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	28,385	28,385

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	12,790	12,790

Illinois Finance Authority, Chicago Historical Society Rev., VRDO, LOC: BMO Harris Bank NA, 1.36%, 9/9/2019 (b)	47,025	47,025

Illinois Finance Authority, Chicago Symphony Orchestra Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	43,015	43,015

Illinois Finance Authority, Hospital Sisters Services, Inc., Obligated Group Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 1.36%, 9/9/2019 (b)	20,945	20,945

Illinois Finance Authority, Mccormick Theological Series 2001-B, Rev., VRDO, LOC: Northern Trust Co., 1.34%, 9/9/2019 (b)	15,250	15,250

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.36%, 9/9/2019 (b)	12,300	12,300

Illinois Finance Authority, Northwestern Memorial Hospital

Series A-4, Rev., VRDO, LIQ: TD Bank NA, 1.40%, 9/3/2019 (b)	4,160	4,160

Series A-1, Rev., VRDO, 1.35%, 9/9/2019 (b)	15,000	15,000

Illinois Finance Authority, The University of Chicago Medical Center

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.38%, 9/3/2019 (b)	5,955	5,955

Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	38,820	38,820

Illinois Finance Authority, The Wbez Alliance, Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.35%, 9/9/2019 (b)	15,000	15,000

Illinois Finance Authority, University of Chicago Series B, Rev., VRDO, 1.34%, 9/9/2019 (b)	19,419	19,419

Illinois Housing Development Authority, Alden Gardens Bloomingdale Rev., VRDO, LOC: BMO Harris Bank NA, 1.36%, 9/9/2019 (b)	7,790	7,790

Illinois Housing Development Authority, Homeowner Mortgage

Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLB, 1.35%, 9/9/2019 (b)	12,500	12,500

Series C-3, Rev., VRDO, AMT, LIQ: FHLB, 1.44%, 9/9/2019 (b)	5,420	5,420

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Illinois Housing Development Authority, Multifamily Housing, Prairie Station Apartments Rev., VRDO, FNMA, LIQ: FNMA, 1.39%, 9/9/2019 (b)	17,900	17,900

Illinois State Toll Highway Authority, Variable Rate Senior Priority

Series A-1B, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	20,000	20,000

Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	63,600	63,600

Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services Rev., VRDO, LOC: Wells Fargo Bank NA, 1.39%, 9/9/2019 (b)	21,300	21,300

Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	9,200	9,200

		632,899

Indiana — 1.2%

Indiana Finance Authority, Ascention Health SR Credit Group Series E-8, Rev., VRDO, 1.38%, 9/9/2019 (b)	39,525	39,525

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.43%, 9/9/2019 (b)	30,610	30,610

Indiana Finance Authority, Educational Facilities, Depauw University Project Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 1.32%, 9/9/2019 (b)	4,910	4,910

Indiana Finance Authority, Parkview Health System Obligated Group

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.37%, 9/3/2019 (b)	7,075	7,075

Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	53,375	53,375

Indiana Health and Educational Facilities Financing Authority, Community Hospital Lagrange County Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	17,095	17,095

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.33%, 9/9/2019 (b)	13,975	13,975

		166,565

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Iowa — 1.5%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project

Rev., VRDO, 1.40%, 9/9/2019 (b)	20,750	20,750

Rev., VRDO, 1.42%, 9/9/2019 (b)	27,635	27,635

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Series 2011, Rev., VRDO, LOC: U.S. Bank NA, 1.37%, 9/9/2019 (b)	6,130	6,130

Iowa Finance Authority, Multi-Family Housing Series A, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.40%, 9/9/2019 (b)	11,130	11,130

Iowa Finance Authority, Single Family Mortgage Series B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	10,000	10,000

Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 1.43%, 9/9/2019 (b)	110,300	110,300

Iowa Finance Authority, Trinity Health Series D, Rev., VRDO, 1.38%, 9/9/2019 (b)	7,230	7,230

		193,175

Kentucky — 1.1%

Boyle County, Centre College Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	34,035	34,035

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Series 2008-A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.50%, 9/9/2019 (b)	46,947	46,947

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding

Series C, Rev., VRDO, 1.38%, 9/3/2019 (b)	33,800	33,800

Series A, Rev., VRDO, 1.45%, 9/3/2019 (b)	20,000	20,000

		134,782

Louisiana — 0.6%

Louisiana Public Facilities Authority, Multifamily Housing, River View Rev., VRDO, FHLMC, LOC: FHLMC, 1.35%, 9/9/2019 (b)	11,200	11,200

Parish of East Baton Rouge, ExxonMobil Project Rev., VRDO, 1.39%, 9/3/2019 (b)	2,600	2,600

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.44%, 9/3/2019 (b)	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued

State of Louisiana, Gas and Fuels Tax Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b) (c)	7,240	7,240

		71,040

Maine — 0.2%

Maine State Housing Authority

Series B2, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.42%, 9/9/2019 (b)	14,000	14,000

Series G, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.42%, 9/9/2019 (b)	10,265	10,265

		24,265

Maryland — 1.2%

Maryland Community Development Administration, Department of Housing and Community Development, Multifamily, Barrington Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.38%, 9/9/2019 (b)	5,265	5,265

Maryland Community Development Administration, Department of Housing and Community Development, Multifamily, Monteverde Apartments Series E, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	7,100	7,100

Maryland Community Development Administration, Department of Housing and Community Development, Multifamily, Walker Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.43%, 9/9/2019 (b)	11,700	11,700

Maryland Economic Development Corp., Howard Hughes Medical Series B, Rev., VRDO, 1.39%, 9/9/2019 (b)	46,685	46,685

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program

Series B, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	6,300	6,300

Series D, Rev., VRDO, LOC: Bank of America NA, 1.40%, 9/9/2019 (b)	1,354	1,354

Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Series D, Rev., VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	1,100	1,100

Maryland Stadium Authority, Sports Facilities, Football Stadium Issue Series 2007, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.31%, 9/9/2019 (b)	23,045	23,045

Montgomery County Housing Opportunities Commission, Oakfield Apartments Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	2,000	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Maryland — continued

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series B, Rev., VRDO, AMT, LOC: PNC Bank NA, 1.39%, 9/9/2019 (b)	8,450	8,450

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	19,460	19,460

Series 2019-ZF2799, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	13,485	13,485

		145,944

Massachusetts — 1.8%

City of Quincy

Series A, GO, BAN, 3.00%, 6/12/2020	39,699	40,207

GO, BAN, 2.25%, 7/10/2020	50,000	50,380

Massachusetts Bay Transportation Authority, General Transportation System Series A-1, Rev., VRDO, LIQ: Barclays Bank plc, 1.35%, 9/9/2019 (b)	27,260	27,260

Massachusetts Bay Transportation Authority, Sales Tax Subseries A-1, Rev., VRDO, LIQ: State Street Bank & Trust, 1.35%, 9/9/2019 (b)	39,935	39,935

Massachusetts Development Finance Agency, First Mortgage Brookhaven Series B, Rev., VRDO, LOC: Bank of America NA, 1.36%, 9/9/2019 (b)	1,600	1,600

Massachusetts Health and Educational Facilities Authority, Capital Asset Program

Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.36%, 9/9/2019 (b)	1,635	1,635

Series M-2, Rev., VRDO, LOC: Bank of America NA, 1.37%, 9/9/2019 (b)	5,495	5,495

Massachusetts Health and Educational Facilities Authority, Partners Healthcare System Series F3, Rev., VRDO, LOC: TD Bank NA, 1.33%, 9/9/2019 (b)	14,600	14,600

Massachusetts Housing Finance Agency, Single Family Housing Series 208, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	3,400	3,400

Rib Floater Trust Various States

Series 2018-012, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	11,870	11,870

Series 2019-004, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	38,000	38,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2692, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	4,190	4,190

		238,572

Michigan — 1.4%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	1,140	1,140

Michigan State Housing Development Authority, Rental Housing

Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	43,930	43,930

Series D, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.41%, 9/9/2019 (b)	51,535	51,535

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.41%, 9/9/2019 (b)	11,130	11,130

Series B, Rev., VRDO, AMT, LIQ: Industrial & Commercial Bank of China, 1.44%, 9/9/2019 (b)	48,325	48,325

Tender Option Bond Trust Receipts/Certificates

Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	11,580	11,580

Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	21,540	21,540

		189,180

Minnesota — 2.1%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.37%, 9/3/2019 (b)	20,000	20,000

City of Oak Park Heights, Multi-Family Housing, Boutwells Landing Rev., VRDO, FHLMC, LIQ: FHLMC, 1.35%, 9/9/2019 (b)	21,900	21,900

City of Rochester, Health Care Facilities, Mayo Clinic

Series A, Rev., VRDO, 1.35%, 9/9/2019 (b)	10,200	10,200

Series B, Rev., VRDO, 1.35%, 9/9/2019 (b)	41,250	41,250

Rev., VRDO, 1.37%, 9/9/2019 (b)	42,960	42,960

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.34%, 9/9/2019 (b)	7,310	7,310

Minneapolis and St Paul Housing and Redevelopment Authority, Health Care, Allina Health

Series C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.29%, 9/9/2019 (b)	42,875	42,875

Series C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.30%, 9/9/2019 (b)	36,900	36,900

Minnesota Housing Finance Agency, Residential Housing Finance

Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	37,800	37,800

Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 1.40%, 9/9/2019 (b)	23,000	23,000

		284,195

Mississippi — 2.7%

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.35%, 9/3/2019 (b)	4,500	4,500

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2011 F, Rev., VRDO, 1.34%, 9/3/2019 (b)	14,895	14,895

Series 2007C, Rev., VRDO, 1.35%, 9/3/2019 (b)	200	200

Series 2007E, Rev., VRDO, 1.35%, 9/3/2019 (b)	26,075	26,075

Series 2009 B, Rev., VRDO, 1.35%, 9/3/2019 (b)	7,000	7,000

Series 2009A, Rev., VRDO, 1.35%, 9/3/2019 (b)	5,390	5,390

Series 2009E, Rev., VRDO, 1.35%, 9/3/2019 (b)	20,375	20,375

Series 2010 I, Rev., VRDO, 1.35%, 9/3/2019 (b)	7,250	7,250

Series 2011 G, Rev., VRDO, 1.35%, 9/3/2019 (b)	6,450	6,450

Series 2011A, Rev., VRDO, 1.35%, 9/3/2019 (b)	20,025	20,025

Series B, Rev., VRDO, 1.35%, 9/3/2019 (b)	27,865	27,865

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued

Series C, Rev., VRDO, 1.35%, 9/3/2019 (b)	2,820	2,820

Series C, Rev., VRDO, 1.35%, 9/3/2019 (b)	2,680	2,680

Series D, Rev., VRDO, 1.35%, 9/3/2019 (b)	18,400	18,400

Series G, Rev., VRDO, 1.35%, 9/3/2019 (b)	8,075	8,075

Series K, Rev., VRDO, 1.35%, 9/3/2019 (b)	20,600	20,600

Series L, Rev., VRDO, 1.35%, 9/3/2019 (b)	27,260	27,260

Series A, Rev., VRDO, 1.36%, 9/9/2019 (b)	78,430	78,430

Series C, Rev., VRDO, 1.36%, 9/9/2019 (b)	24,125	24,125

Mississippi Development Bank, Industrial Water System Project Series 2009, Rev., VRDO, 1.35%, 9/3/2019 (b)	3,800	3,800

Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services

Series 1, Rev., VRDO, 1.32%, 9/9/2019 (b)	31,725	31,725

Series 1997-1, Rev., VRDO, 1.34%, 9/9/2019 (b)	7,305	7,305

		365,245

Missouri — 3.7%

City of Kansas, ROE Bartle Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	59,075	59,075

Health & Educational Facilities Authority of the State of Missouri, SSM Healthcare Series D, Rev., VRDO, 1.34%, 9/9/2019 (b)	35,915	35,915

Health and Educational Facilities Authority of the State of Missouri, BJC Health System

Series D, Rev., VRDO, 1.31%, 9/9/2019 (b)	37,815	37,815

Series A, Rev., VRDO, LIQ: BJC Health System, 1.33%, 9/9/2019 (b)	69,395	69,395

Series B, Rev., VRDO, LIQ: BJC Health System, 1.33%, 9/9/2019 (b)	77,295	77,295

Series C, Rev., VRDO, LIQ: BJC Health System, 1.34%, 9/9/2019 (b)	39,225	39,225

Series E, Rev., VRDO, 1.37%, 9/9/2019 (b)	37,500	37,500

Health and Educational Facilities Authority of the State of Missouri, Saint Louis University Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/3/2019 (b)	6,700	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Health and Educational Facilities Authority of the State of Missouri, SSM Health

Series F, Rev., VRDO, 1.44%, 9/3/2019 (b)	22,675	22,675

Series E, Rev., VRDO, 1.34%, 9/9/2019 (b)	44,635	44,635

Series G, Rev., VRDO, 1.35%, 9/9/2019 (b)	12,375	12,375

Missouri Development Finance Board, Cultural Facilities, The Nelson Gallery Foundation Series A, Rev., VRDO, LIQ: Northern Trust Co., 1.40%, 9/3/2019 (b)	15,575	15,575

RBC Municipal Products, Inc. Trust, Floater Certificates Rev., VRDO, LOC: Royal Bank of Canada, 1.39%, 9/9/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0575, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	8,000	8,000

		476,180

Nebraska — 0.1%

County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/3/2019 (b)	7,000	7,000

Nevada — 1.0%

City of Reno, Hospital, Renown Regional Medical Center Project

Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	32,175	32,175

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	14,035	14,035

City of Reno, Renown Regional Medical Center Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	20,010	20,010

Clark County, Department of Aviation, Nevada Airport System, Subordinate Lien Series C-3, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	8,730	8,730

Clark County, Industrial Development, Southwest Gas Corp. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	16,555	16,555

Clark County, Passenger Facility Charge, Mccarran International Airport Series F-2, Rev., VRDO, LOC: Union Bank NA, 1.36%, 9/9/2019 (b)	23,655	23,655

Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	7,750	7,750

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2733, GO, VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	15,000	15,000

Series 2019-G98, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	4,750	4,750

		142,660

New Jersey — 0.2%

Rib Floater Trust Various States

Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	15,820	15,820

Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.42%, 9/9/2019 (b) (c)	17,495	17,495

		33,315

New Mexico — 0.1%

University of New Mexico, Subordinate Lien System Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.36%, 9/9/2019 (b)	13,185	13,185

New York — 9.8%

Albany City School District Series B, GO, BAN, 2.00%, 7/31/2020	26,857	27,014

City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	11,325	11,325

City of New York, Fiscal Year 2008

Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	55,310	55,310

Subseries D-3, GO, VRDO, LIQ: BMO Harris Bank NA, 1.31%, 9/9/2019 (b)	24,700	24,700

City of New York, Fiscal Year 2012 Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon, 1.42%, 9/3/2019 (b)	49,155	49,155

City of New York, Fiscal Year 2013 Series A, Subseries A-2, GO, VRDO, LOC: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	28,100	28,100

City of New York, Fiscal Year 2014 Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	61,550	61,550

City of New York, Fiscal Year 2015 Subseries F-5, GO, VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	6,125	6,125

City of New York, Fiscal Year 2017 Series A, Subseries A-6, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	35,345	35,345

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

City of New York, Fiscal Year 2018 Series B, Subseries B-4, GO, VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	8,000	8,000

County of Nassau Series B, GO, TAN, 4.00%, 9/16/2019	48,575	48,615

Metropolitan Transportation Authority

Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/3/2019 (b)	8,800	8,800

Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 1.42%, 9/3/2019 (b)	1,615	1,615

Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.33%, 9/9/2019 (b)	18,800	18,800

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	10,000	10,000

Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/9/2019 (b)	25,585	25,585

New York City Housing Development Corp., Multi-Family Housing, Ogden Avenue Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	4,760	4,760

New York City Housing Development Corp., Multi-Family Rental Housing Series 2001A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	24,800	24,800

New York City Housing Development Corp., Multi-Family Rental Housing, Brittany Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	6,200	6,200

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	10,630	10,630

New York City Housing Development Corp., Multi-Family Rental Housing, Westport Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	15,000	15,000

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 1.35%, 9/9/2019 (b)	13,780	13,780

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2008 Subseries B-1A, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.33%, 9/9/2019 (b)	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.38%, 9/3/2019 (b)	15,025	15,025

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.42%, 9/3/2019 (b)	4,205	4,205

Series B, Subseries B-4, Rev., VRDO, LIQ: State Street Bank & Trust, 1.42%, 9/3/2019 (b)	5,240	5,240

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	32,250	32,250

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2009 Subseries BB-1, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	8,200	8,200

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, LIQ: PNC Bank NA, 1.48%, 9/3/2019 (b)	12,065	12,065

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	32,565	32,565

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015-BB-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.40%, 9/3/2019 (b)	15,805	15,805

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.37%, 9/9/2019 (b)	40,050	40,050

New York City Transitional Finance Authority, Future Tax Secured Subseries C4, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.40%, 9/3/2019 (b)	1,100	1,100

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, LIQ: PNC Bank NA, 1.36%, 9/9/2019 (b)	50,510	50,510

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries 2010 G-6, Rev., VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	15,690	15,690

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.33%, 9/9/2019 (b)	20,415	20,415

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	83,190	83,190

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Subseries E-4, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/3/2019 (b)	7,000	7,000

Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.43%, 9/3/2019 (b)	76,365	76,365

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	36,000	36,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries B-5, Rev., VRDO, LIQ: U.S. Bank NA, 1.42%, 9/3/2019 (b)	1,125	1,125

New York City Transitional Finance Authority, Future Tax Secured, New York City Recovery

Series 1, Subseries 1D, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	6,795	6,795

Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.34%, 9/9/2019 (b)	9,110	9,110

Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.36%, 9/9/2019 (b)	1,445	1,445

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.38%, 9/9/2019 (b)	12,070	12,070

New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.45%, 9/9/2019 (b)	69,525	69,525

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project

Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.33%, 9/9/2019 (b)	920	920

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.38%, 9/9/2019 (b)	10,600	10,600

New York State Housing Finance Agency

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.34%, 9/9/2019 (b)	7,050	7,050

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	1,700	1,700

New York State Housing Finance Agency, 350 West 43rd Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.48%, 9/3/2019 (b)	5,415	5,415

New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	2,400	2,400

New York State Housing Finance Agency, 505 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.46%, 9/3/2019 (b)	28,310	28,310

New York State Housing Finance Agency, Weyant Green Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.33%, 9/9/2019 (b)	100	100

New York State Housing Finance Agency, Worth Street

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	3,400	3,400

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	2,100	2,100

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-121, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b) (c)	28,600	28,600

Series E-99, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	27,000	27,000

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b)	18,300	18,300

Series E-120, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b)	12,200	12,200

Series 2018-E-126, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	35,000	35,000

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series A, Rev., VRDO, LOC: TD Bank NA, 1.35%, 9/9/2019 (b)	15,460	15,460

		1,299,509

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — 2.5%

Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	23,165	23,165

Charlotte-Mecklenburg Hospital Authority, Health Care

Series F, Rev., VRDO, 1.34%, 9/9/2019 (b)	43,600	43,600

Series E, Rev., VRDO, AGM, LOC: TD Bank NA, 1.39%, 9/9/2019 (b)	27,805	27,805

City of Charlotte, 2003 Governmental Facilities Projects

Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.30%, 9/9/2019 (b)	25,650	25,650

Series F, COP, VRDO, LIQ: Bank of America NA, 1.34%, 9/9/2019 (b)	7,675	7,675

City of Greensboro, Combined Enterprise System Series A, Rev., VRDO, LIQ: Bank of America NA, 1.35%, 9/9/2019 (b)	30,660	30,660

City of Raleigh, Downtown Improvement Projects

Series A, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.37%, 9/9/2019 (b)	40,900	40,900

Series B-1, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.37%, 9/9/2019 (b)	56,665	56,665

Series B-2, COP, VRDO, LIQ: PNC Bank NA, 1.40%, 9/9/2019 (b)	37,665	37,665

Forsyth County Series A, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	5,145	5,145

North Carolina Capital Facilities Finance Agency, NCCU Real Estate Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.36%, 9/9/2019 (b)	14,600	14,600

North Carolina Medical Care Commission, Moses Cone Health System Series B, Rev., VRDO, LIQ: Bank of Montreal, 1.38%, 9/3/2019 (b)	5,650	5,650

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc. Series 2010, Rev., VRDO, LOC: Credit Industriel et Commercial, 1.39%, 9/9/2019 (b)	14,800	14,800

University of North Carolina, University Hospital at Chapel Hill Series B, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	5,450	5,450

		339,430

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 1.7%

City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	200	200

City of Cleveland, Airport System Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.34%, 9/9/2019 (b)	5,175	5,175

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Museum of Art Project Series B, Rev., VRDO, LIQ: PNC Bank NA, 1.36%, 9/9/2019 (b)	20,000	20,000

Columbus Regional Airport Authority, Flightsafety International Inc., Project Series B, Rev., VRDO, AMT, 1.45%, 9/9/2019 (b)	15,040	15,040

County of Hamilton, Cincinnati Childrens Hospital Medical Center Series 2018-Z, Rev., VRDO, 1.32%, 9/9/2019 (b)	19,100	19,100

County of Hamilton, Hospital Facilities, The Elizabeth Gamble Deaconess Home Association

Series A, Rev., VRDO, LOC: Northern Trust Co., 1.36%, 9/9/2019 (b)	13,250	13,250

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	9,500	9,500

Franklin County, Hospital Facilities, Ohiohealth Corp. Series C, Rev., VRDO, 1.34%, 9/9/2019 (b)	7,100	7,100

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon, 1.42%, 9/3/2019 (b)	6,550	6,550

Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2016 A, Rev., VRDO, LIQ: TD Bank NA, 1.32%, 9/9/2019 (b)	25,000	25,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-119, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	15,000	15,000

State of Ohio, Cleveland Clinic Health System Series 2019 D2, Rev., VRDO, 1.35%, 9/9/2019 (b)	8,400	8,400

State of Ohio, Clinic Health System Rev., VRDO, LIQ: PNC Bank NA, 1.46%, 9/3/2019 (b)	22,550	22,550

State of Ohio, University Hospitals Health System, Inc. Series 2018-B, Rev., VRDO, LOC: PNC Bank NA, 1.38%, 9/9/2019 (b)	12,245	12,245

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

Tender Option Bond Trust Receipts/Certificates

Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	12,800	12,800

Series 2019-E132, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	25,000	25,000

		216,910

Oregon — 0.2%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.36%, 9/9/2019 (b)	15,450	15,450

Oregon Health and Science University Series C, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/3/2019 (b)	9,560	9,560

Port of Portland, Special Obligation, Horizon Air Industries, Inc. Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/3/2019 (b)	5,850	5,850

		30,860

Other — 0.9%

FHLMC, Multi-Family Housing

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	19,705	19,705

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	10,995	10,995

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	5,180	5,180

Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	33,014	33,014

Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	17,213	17,213

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	40,210	40,210

SunAmerica Taxable Trust, Various States Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	780	780

		127,097

Pennsylvania — 4.0%

Allegheny County Higher Education Building Authority, Carnegie Mellon University Series 2008-A, Rev., VRDO, LIQ: Bank of New York Mellon, 1.46%, 9/3/2019 (b)	3,450	3,450

Bucks County IDA, Grand View Hospital

Series A, Rev., VRDO, LOC: TD Bank NA, 1.34%, 9/9/2019 (b)	400	400

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	19,200	19,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

County of Allegheny

Series C, GO, VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	33,775	33,775

Series C-51, GO, VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	12,000	12,000

Fayette County Hospital Authority, Regional Health System Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	25,030	25,030

Lackawanna County Multi-Purpose Stadium Authority, Hotel Room Rental Tax Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	14,840	14,840

Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	18,910	18,910

Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	990	990

Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	17,080	17,080

Pennsylvania Higher Educational Facilities Authority, Susquehanna University Project Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	2,200	2,200

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, Health System Series A, Rev., VRDO, LOC: Bank of America NA, 1.32%, 9/9/2019 (b)	12,870	12,870

Philadelphia Authority for Industrial Development, Multi-Modal Lease Series B-3, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	28,305	28,305

Philadelphia Gas Works Co., 1998 General Ordinance

Series B, Rev., VRDO, LOC: TD Bank NA, 1.34%, 9/9/2019 (b)	18,115	18,115

Series E, Rev., VRDO, LOC: TD Bank NA, 1.34%, 9/9/2019 (b)	24,770	24,770

Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	12,300	12,300

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b) (c)	40,000	40,000

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b) (c)	160,095	160,095

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	72,250	72,250

Tender Option Bond Trust Receipts/Certificates

Series 2019-ZF2779, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	5,070	5,070

Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	15,000	15,000

		536,650

Rhode Island — 0.3%

Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 1.42%, 9/9/2019 (b)	1,390	1,390

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	7,045	7,045

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.45%, 9/9/2019 (b)	7,000	7,000

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 1.35%, 9/3/2019 (b)	450	450

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	9,000	9,000

		24,885

Tennessee — 0.8%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.40%, 9/3/2019 (b)	22,055	22,055

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Arbor Knoll Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	13,400	13,400

Tender Option Bond Trust Receipts/Certificates Series 2018-BAML5001, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	72,830	72,830

		108,285

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — 8.9%

Bexar County Housing Finance Authority, Multifamily Housing, Altamonte Apartment Projects Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	8,100	8,100

City of Austin, Texas Hotel Occupancy Tax, Subordinate Lien Series A, Rev., VRDO, LOC: Citibank NA, 1.35%, 9/9/2019 (b)	17,425	17,425

City of Austin, Water and Wastewater System Rev., VRDO, LOC: Barclays Bank plc, 1.34%, 9/9/2019 (b)	48,000	48,000

City of Houston, Airport System Subordinate Lien Rev., VRDO, LOC: Barclays Bank plc, 1.37%, 9/9/2019 (b)	35,410	35,410

City of Houston, Combined Utility System, First Lien

Series B-2, Rev., VRDO, LOC: Citibank NA, 1.33%, 9/9/2019 (b)	21,000	21,000

Series B-4, Rev., VRDO, LOC: PNC Bank NA, 1.33%, 9/9/2019 (b)	50,000	50,000

Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.34%, 9/9/2019 (b)	10,600	10,600

Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project Series 2003, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.42%, 9/9/2019 (b)	12,000	12,000

Gulf Coast Waste Disposal Authority, Environmental Facilities, Exxonmobil Project Series A, Rev., VRDO, 1.39%, 9/3/2019 (b)	4,300	4,300

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project

Rev., VRDO, 1.39%, 9/3/2019 (b)	6,150	6,150

Series B, Rev., VRDO, 1.39%, 9/3/2019 (b)	1,300	1,300

Gulf Coast Waste Disposal Authority, Pollution Control, Exxon Project Rev., VRDO, 1.33%, 9/3/2019 (b)	300	300

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.37%, 9/9/2019 (b)	25,000	25,000

Rev., VRDO, 1.37%, 9/9/2019 (b)	24,300	24,300

Series D, Rev., VRDO, 1.37%, 9/9/2019 (b)	18,500	18,500

Harris County Industrial Development Corp., Exxon Project Rev., VRDO, 1.35%, 9/3/2019 (b)	19,475	19,475

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Harris County Industrial Development Corp., Pollution Control, Exxon Project Rev., VRDO, 1.39%, 9/3/2019 (b)	7,300	7,300

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A-2, Rev., VRDO, 1.35%, 9/3/2019 (b)	1,300	1,300

Subseries A-3, Rev., VRDO, 1.35%, 9/3/2019 (b)	100	100

Series B, Rev., VRDO, 1.39%, 9/3/2019 (b)	7,750	7,750

Subseries B-4, Rev., VRDO, 1.39%, 9/3/2019 (b)	4,455	4,455

Midlothian Industrial Development Corp., Holcim Project Rev., VRDO, LOC: UBS AG, 1.34%, 9/9/2019 (b)	19,600	19,600

North Texas Tollway Authority System Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b) (c)	6,750	6,750

Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.42%, 9/9/2019 (b)	10,600	10,600

State of Texas

GO, VRDO, LIQ: FHLB, 1.50%, 9/9/2019 (b)	53,985	53,985

Rev., TRAN, 4.00%, 8/27/2020	190,000	195,009

State of Texas, Veterans

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	13,140	13,140

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	10,080	10,080

State of Texas, Veterans Housing Assistance Program

Series 2008-B, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	26,875	26,875

Series 2001-C2, GO, VRDO, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	23,465	23,465

Series 2004-A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	20,490	20,490

Series 2007-A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	27,135	27,135

Series 2008-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	28,580	28,580

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	20,200	20,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	11,000	11,000

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System

Series 2008-C, Rev., VRDO, 1.34%, 9/9/2019 (b)	35,900	35,900

Series 2012-B, Rev., VRDO, 1.34%, 9/9/2019 (b)	34,000	34,000

Series A, Rev., VRDO, 1.34%, 9/9/2019 (b)	47,580	47,580

Series 2017-A, Rev., VRDO, 1.35%, 9/9/2019 (b)	18,000	18,000

Series 2017-B, Rev., VRDO, 1.37%, 9/9/2019 (b)	55,735	55,735

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0685, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	34,815	34,815

Series 2018-E-128, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	1,410	1,410

Series 2018-XF2669, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	17,820	17,820

Series 2018-XG0193, Rev., VRDO, GNMA COLL, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	4,000	4,000

Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 1.41%, 9/9/2019 (b) (c)	1,360	1,360

Texas Department of Housing and Community Affairs, Multi-Family Housing, Terraces Cibolo Rev., VRDO, LOC: Citibank NA, 1.42%, 9/9/2019 (b)	4,600	4,600

Texas Department of Housing and Community Affairs, Multi-Family Housing, Timber Point Apartments Project Series A-1, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	740	740

Texas Department of Housing and Community Affairs, Single Family Mortgage Series D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller of Public Accounts, 1.38%, 9/9/2019 (b)	12,425	12,425

Texas Transportation Commission, State Highway Fund, First Tier Series B1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	69,085	69,085

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

University of Texas System Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.28%, 9/9/2019 (b)	59,960	59,960

		1,187,104

Utah — 0.5%

Central Utah Water Conservancy District, Limited Tax Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	22,300	22,300

City of Murray, IHC Health Services Inc. Series D, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.35%, 9/3/2019 (b)	1,345	1,345

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/3/2019 (b)	2,175	2,175

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	10,100	10,100

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	8,725	8,725

County of Weber, IHC Health Services, Inc. Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.35%, 9/9/2019 (b)	2,340	2,340

Utah Housing Corp., Single Family Mortgage

Series D-1, Rev., VRDO, AMT, LIQ: FHLB, 1.42%, 9/9/2019 (b)	1,935	1,935

Series E-1, Class I, Rev., VRDO, AMT, LIQ: FHLB, 1.42%, 9/9/2019 (b)	2,045	2,045

Series F-2, Class I, Rev., VRDO, LIQ: FHLB, 1.43%, 9/9/2019 (b)	2,245	2,245

Utah Water Finance Agency Series B-2, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	25,000	25,000

		78,210

Virginia — 1.7%

Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series A, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/9/2019 (b)	15,880	15,880

Loudoun County Economic Development Authority, Howard Huges Medical Institute

Series A, Rev., VRDO, 1.33%, 9/9/2019 (b)	6,750	6,750

Series E, Rev., VRDO, 1.37%, 9/9/2019 (b)	20,500	20,500

Series B, Rev., VRDO, 1.39%, 9/9/2019 (b)	300	300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Series C, Rev., VRDO, 1.39%, 9/9/2019 (b)	18,570	18,570

Series D, Rev., VRDO, 1.39%, 9/9/2019 (b)	21,350	21,350

Loudoun County Sanitation Authority, Water and Sewer System Rev., VRDO, LIQ: Bank of America NA, 1.33%, 9/9/2019 (b)	5,895	5,895

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 1.37%, 9/9/2019 (b) (c)	8,500	8,500

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	8,170	8,170

Series 2018-ZF2713, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,500	7,500

Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,000	7,000

Virginia College Building Authority, Educational Facilities, University of Richmond Project Series 2004, Rev., VRDO, LIQ: U.S. Bank NA, 1.32%, 9/9/2019 (b)	9,975	9,975

Virginia Small Business Financing Authority, Carilion Clinic Obligated Group

Series 2008A, Rev., VRDO, LOC: PNC Bank NA, 1.33%, 9/9/2019 (b)	40,000	40,000

Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.33%, 9/9/2019 (b)	37,900	37,900

		208,290

Washington — 1.4%

Chelan County Public Utility District No. 1 Series B, Rev., VRDO, LIQ: Barclays Bank plc, 1.35%, 9/9/2019 (b)	17,360	17,360

County of King, Junior Lien, Sewer Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.35%, 9/9/2019 (b)	22,000	22,000

Port of Seattle, Subordinate Lien Series 1997, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	5,580	5,580

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	8,800	8,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Series 2018-ZF2682, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,000	7,000

Washington State Housing Finance Commission, Local 82 - JATC Educational Development Trust Project Rev., VRDO, LOC: U.S. Bank NA, 1.45%, 9/3/2019 (b)	1,375	1,375

Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	9,985	9,985

Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens at University Village Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	23,540	23,540

Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	27,180	27,180

Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.40%, 9/9/2019 (b)	13,270	13,270

Washington State Housing Finance Commission, Multi-Family Housing, The New Haven Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	17,400	17,400

Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 1.36%, 9/9/2019 (b)	23,985	23,985

Washington State Housing Finance Commission, Multi-Family Housing, Vintage Spokane Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	15,095	15,095

		192,570

West Virginia — 0.1%

West Virginia Hospital Finance Authority, Hospital Series 2018-D, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	8,190	8,190

Wisconsin — 1.2%

City of Milwaukee Series 2019 R2, Rev., RAN, 4.00%, 5/7/2020	55,000	55,854

Green Bay Redevelopment Authority, Greenbay Packing Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b) (c)	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc. Series 2018B, Rev., VRDO, LOC: Barclays Bank plc, 1.35%, 9/9/2019 (b)	36,500	36,500

Wisconsin Housing & Economic Development Authority Series 2009 A, Rev., VRDO, LOC: Bank of America NA, 1.39%, 9/9/2019 (b)	4,295	4,295

Wisconsin Housing & Economic Development Authority, Home Ownership

Series 2019 B, Rev., VRDO, FNMA, LIQ: FHLB, 1.35%, 9/9/2019 (b)	8,000	8,000

Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	11,205	11,205

		165,854

Wyoming — 0.6%

County of Lincoln, Wyoming Pollution Control, ExxonMobile Project Series 2014, Rev., VRDO, AMT, 1.38%, 9/3/2019 (b)	45,300	45,300

County of Uinta, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.35%, 9/3/2019 (b)	21,650	21,650

Wyoming Community Development Authority

Series 2, Rev., VRDO, LIQ: RBC Capital Markets, 1.35%, 9/9/2019 (b)	9,000	9,000

Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	9,750	9,750

		85,700

Total Municipal Bonds (Cost $9,483,538)		9,483,538

	SHARES (000)
Variable Rate Demand Preferred Shares — 9.2%

California — 2.2%

Nuveen California AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.35%, 9/9/2019 # (c)	26,500	26,500

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 # (c)	15,000	15,000

Nuveen California Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.44%, 9/9/2019 # (c)	26,800	26,800

Series 1, LIQ: Societe Generale, 1.47%, 9/9/2019 # (c)	59,200	59,200

Series 2, LIQ: Citibank NA, 1.48%, 9/9/2019 # (c)	27,500	27,500

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued

California — continued

Series 6, LIQ: Citibank NA, 1.48%, 9/9/2019 # (c)	67,600	67,600

Series 4, LIQ: Royal Bank of Canada, 1.49%, 9/9/2019 # (c)	58,500	58,500

Series 7, LIQ: Royal Bank of Canada, 1.49%, 9/9/2019 # (c)	21,000	21,000

		302,100

New York — 0.8%

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 1, LIQ: Citibank NA, 1.41%, 9/7/2019 # (c)	28,600	28,600

Series 5, LIQ: TD Bank NA, 1.39%, 9/9/2019 # (c)	40,000	40,000

Series 2, LIQ: Citibank NA, 1.41%, 9/9/2019 # (c)	40,000	40,000

		108,600

Other — 6.2%

BlackRock MuniYield Investment Fund LIQ: TD Bank NA, 1.47%, 9/9/2019 #(c)	27,400	27,400

Nuveen AMT-Free Municipal Credit Income Fund

Series 1, LIQ: Citibank NA, 1.43%, 9/9/2019 # (c)	24,000	24,000

Series 5, LIQ: Societe Generale, 1.43%, 9/9/2019 # (c)	147,000	147,000

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.43%, 9/9/2019 # (c)	133,300	133,300

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.40%, 9/9/2019 # (c)	153,500	153,500

Series 2, LIQ: Citibank NA, 1.43%, 9/9/2019 # (c)	92,000	92,000

Series 4, LIQ: Barclays Bank plc, 1.43%, 9/9/2019 # (c)	11,900	11,900

Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.44%, 9/9/2019 # (c)	30,000	30,000

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	51,600	51,600

Series 2, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	151,900	151,900

		822,600

Total Variable Rate Demand Preferred Shares (Cost $1,233,300)		1,233,300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 21.2%

Commercial Paper — 21.2%

Alachua County Health Facilities Authority 1.42%, 10/3/2019	21,240	21,240

California Statewide Communities Development Authority

1.34%, 12/10/2019	20,000	20,000

1.34%, 12/10/2019	19,000	19,000

1.34%, 12/10/2019	23,000	23,000

1.34%, 1/8/2020	20,000	20,000

City of Atlanta, Airport

1.37%, 9/16/2019	66,882	66,882

1.37%, 9/20/2019	16,009	16,009

1.37%, 9/20/2019	11,000	11,000

1.42%, 9/20/2019	60,000	60,000

City of Houston 1.36%, 9/11/2019	15,000	15,000

City of Memphis 1.52%, 10/2/2019	19,000	19,000

City of Rochester

1.42%, 9/5/2019	20,000	20,000

1.35%, 10/17/2019	95,000	95,000

1.33%, 11/14/2019	50,000	50,000

City of Rochester, Health Care Facilities 1.37%, 9/4/2019	88,000	88,000

City of San Antonio, Electric & Gas Systems 1.34%, 12/11/2019	50,000	50,000

City of San Antonio, Electric and Gas Systems 1.55%, 9/12/2019	45,000	45,000

County of Hillsborough 1.42%, 9/5/2019	16,138	16,138

County of Miami-Dade, Water and Sewer System 1.35%, 11/6/2019	21,000	21,000

County of York, National Rural Utilities Cooperative Finance Corp.

1.46%, 9/3/2019	35,000	35,000

1.46%, 9/3/2019	22,500	22,500

1.46%, 9/3/2019	8,350	8,350

District of Columbia

1.45%, 9/5/2019	100,000	100,000

1.35%, 10/10/2019	59,300	59,300

Health & Educational Facilities Authority of the State of Missouri

1.60%, 9/5/2019	50,000	50,000

1.60%, 9/5/2019	45,000	45,000

1.37%, 11/14/2019	50,000	50,000

1.34%, 12/3/2019	50,000	50,000

Illinois Finance Authority

1.43%, 9/17/2019	32,040	32,040

1.58%, 9/17/2019	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

1.42%, 10/24/2019	37,000	37,000

1.43%, 11/5/2019	25,000	25,000

1.32%, 11/19/2019	22,200	22,200

Indiana Finance Authority 1.40%, 10/3/2019	63,570	63,570

Jacksonville Health Care Authority 1.33%, 11/14/2019	120,000	120,000

Las Vegas Valley Water District 1.36%, 10/8/2019	135,000	135,000

Maryland Health & Higher Educational Facilities Authority 1.34%, 9/16/2019	19,000	19,000

Massachusetts Health & Educational Facilities Authority

1.55%, 9/5/2019	18,340	18,340

1.68%, 10/3/2019	19,585	19,585

1.45%, 10/10/2019	45,000	45,000

1.34%, 11/6/2019	10,750	10,750

1.33%, 11/7/2019	13,835	13,835

Metropolitan Government of Nashville & Davidson County, Water & Sewer 1.43%, 10/9/2019	25,000	25,000

Michigan State Building Authority 1.50%, 10/3/2019	73,580	73,580

Norfolk Va Industrial Development Authority 1.52%, 10/2/2019	12,300	12,300

Omaha Public Power District, Electric System

1.30%, 9/4/2019	14,300	14,300

1.34%, 9/16/2019	15,000	15,000

1.38%, 10/3/2019	10,000	10,000

Regents of the University of Michigan 1.62%, 9/4/2019	49,760	49,760

1.36%, 10/2/2019	13,000	13,000

Regents of the University of Minnesota 1.34%, 9/4/2019	38,000	38,000

Salt River Project Agricultural Improvement & Power District 1.36%, 10/3/2019	20,000	20,000

Southwestern Illinois Development Authority, Health Facilities 1.63%, 10/3/2019	39,870	39,870

State of Wisconsin

1.34%, 11/5/2019	24,515	24,515

1.34%, 11/5/2019	19,574	19,574

Texas Public Finance Authority 1.36%, 11/5/2019	18,390	18,390

Truckee Meadows Water Authority LOC: Wells Fargo Bank NA, 1.52%, 10/2/2019	12,870	12,870

University of Massachusetts Building Authority 1.55%, 10/23/2019	28,590	28,590

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial paper — continued

University of Minnesota

1.38%, 9/19/2019	21,700	21,700

1.38%, 9/19/2019	12,128	12,128

1.40%, 10/3/2019	22,750	22,750

1.34%, 10/4/2019	15,515	15,515

University of Missouri

1.50%, 11/5/2019	20,000	20,000

1.27%, 12/5/2019	15,000	15,000

University of Texas System

1.42%, 9/4/2019	25,000	25,000

1.57%, 9/12/2019	17,000	17,000

1.57%, 9/13/2019	15,000	15,000

1.38%, 9/17/2019	25,000	25,000

1.32%, 9/18/2019	22,336	22,336

1.33%, 9/19/2019	20,000	20,000

1.40%, 10/3/2019	25,000	25,000

1.63%, 10/3/2019	24,080	24,080

1.32%, 10/7/2019	25,000	25,000

1.35%, 10/9/2019	25,000	25,000

1.36%, 10/10/2019	25,000	25,000

1.63%, 10/10/2019	17,500	17,500

1.63%, 10/10/2019	25,000	25,000

1.47%, 10/15/2019	20,039	20,039

1.47%, 10/15/2019	25,000	25,000

1.47%, 10/15/2019	14,419	14,419

1.52%, 10/15/2019	12,740	12,740

1.60%, 10/15/2019	25,000	25,000

1.50%, 11/4/2019	5,000	5,000

1.73%, 11/4/2019	25,000	25,000

1.34%, 11/7/2019	25,000	25,000

1.34%, 11/14/2019	20,000	20,000

1.34%, 11/15/2019	25,000	25,000

1.36%, 11/18/2019	25,000	25,000

1.33%, 11/19/2019	25,000	25,000

1.35%, 12/4/2019	22,100	22,095

1.30%, 12/5/2019	25,000	25,000

1.54%, 1/7/2020	20,000	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term investments — continued

Commercial Paper — continued

Wisconsin Health & Educational Facilities Authority 1.34%, 11/5/2019	29,415	29,415

Total commercial paper (Cost $2,824,205)		2,824,205

Total Short-Term Investments (Cost $2,824,205)		2,824,205

Total Investments — 102.0% (Cost $13,541,043) *		13,541,043
Liabilities in Excess of Other Assets — (2.0)%		(205,344)

NET ASSETS — 100.0%		13,335,699

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
PCR	Pollution Control Revenue
RAN	Revenue Anticipation Note

Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 83.2%

Alabama — 0.8%

Alabama Housing Finance Authority, Multi-Family Housing, Alison Apartments Project Series 2007-B, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	7,935	7,935

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.40%, 9/9/2019 (b) (c)	3,270	3,270

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2770, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	9,000	9,000

		20,205

Alaska — 0.0% (d)

City of Valdez, Exxon Pipeline Co. Project Series B, Rev., VRDO, 1.35%, 9/3/2019 (b)	325	325

Arizona — 1.0%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2758, Rev., VRDO, LIQ: Barclays Bank plc, 1.41%, 9/9/2019 (b) (c)	3,125	3,125

Series 2018-ZM0615, Rev., VRDO, LIQ: Royal Bank of Canada, 1.43%, 9/9/2019 (b)	7,500	7,500

Series 2019-BAML8004, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	15,000	15,000

		25,625

Arkansas — 0.8%

City of Osceola, Solid Waste Disposal, Plum Point Energy Associates, LLC Project Rev., VRDO, LOC: Goldman Sachs Bank USA, 1.36%, 9/9/2019 (b)	20,000	20,000

California — 1.3%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.40%, 9/9/2019 (b) (c)	15,000	15,000

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.45%, 9/9/2019 (b) (c)	7,000	7,000

Series 2019-BAML8003, Rev., VRDO, LOC: Bank of America NA, 1.45%, 9/9/2019 (b) (c)	7,900	7,900

		29,900

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 3.5%

Colorado Housing and Finance Authority, Multifamily Housing, Terrace PK Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	11,205	11,205

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-24, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	12,500	12,500

Tender Option Bond Trust Receipts/Certificates

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 1.42%, 9/9/2019 (b) (c)	52,895	52,895

Series 2018-XG0197, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	3,250	3,250

Series 2019-XF0757, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	2,905	2,905

		82,755

Connecticut — 0.7%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Subseries D-3, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 1.40%, 9/9/2019 (b)	7,000	7,000

Connecticut State Development Authority, Solid Waste Project Rand Whitny Rev., VRDO, LOC: Bank of Montreal, 1.39%, 9/9/2019 (b)	9,000	9,000

		16,000

Delaware — 1.5%

County of New Castle, Flight Safety International, Inc. Project Rev., VRDO, 1.38%, 9/9/2019 (b)	36,200	36,200

District of Columbia — 2.0%

Metropolitan Washington Airports Authority, Airport System

Subseries A-2, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	6,660	6,660

Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	14,400	14,400

Series D-1, Rev., VRDO, AMT, LOC: TD Bank NA, 1.40%, 9/9/2019 (b)	16,360	16,360

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0610, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	4,365	4,365

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — continued

Series 2019-XF2794, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.40%, 9/9/2019 (b) (c)	3,100	3,100

Series 2017-ZM0554, Rev., VRDO, LIQ: Citibank NA, 1.41%, 9/9/2019 (b) (c)	2,500	2,500

		47,385

Florida — 7.6%

Alachua County Housing Finance Authority, Multifamily Housing, Brookside Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	5,775	5,775

Alachua County Housing Finance Authority, Multifamily, Santa Fe Apartments Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	3,230	3,230

Broward County Airtport Facility Series A, Rev., VRDO, AMT, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	5,775	5,775

Collier County Housing Finance Authority, Multifamily Housing, Brittany Bay Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	2,470	2,470

Collier County Housing Finance Authority, Multifamily Housing-Sawgrass Pines Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.40%, 9/9/2019 (b)	6,100	6,100

Collier County IDA, Allete, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b)	26,300	26,300

Collier County IDA, Ave Maria Utility Co. Project Rev., VRDO, AMT, LOC: Northern Trust Co., 1.38%, 9/9/2019 (b)	13,115	13,115

County of Miami-Dade, Seaport Department Series B, Rev., VRDO, AMT, LOC: PNC Bank NA, 1.40%, 9/9/2019 (b)	10,150	10,150

County of Okeechobee, Landfill, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b)	15,000	15,000

County of Palm Beach, Special Purpose Facilities, Flight Safety Project Rev., VRDO, 1.38%, 9/9/2019 (b)	18,000	18,000

Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series I, Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	14,175	14,175

Florida Housing Finance Corp., Multi-Family Mortgage, Riverwalk Apartments Rev., VRDO, FHLMC, LOC: FHLMC, 1.39%, 9/9/2019 (b)	4,650	4,650

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Hillsborough County Housing Finance Authority, Housing-Hunters Run Apartments Project Series 2002 A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	4,940	4,940

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	3,195	3,195

Polk County Housing Finance Authority, Multifamily Housing, Cambridge Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	6,600	6,600

Sumter County Industrial Development Authority, Solid Waste Disposal, American Cement Co., LLC Project Rev., VRDO, LOC: Bank of America NA, 1.49%, 9/9/2019 (b)	16,000	16,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0091, Rev., VRDO, LIQ: Credit Suisse AG, 1.38%, 9/9/2019 (b)	4,000	4,000

Series 2018-ZM0615, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	7,500	7,500

Series 2017-ZF2503, Rev., VRDO, LIQ: Citibank NA, 1.41%, 9/9/2019 (b)	3,750	3,750

Series 2018-XM0701, Rev., VRDO, LIQ: Citibank NA, 1.41%, 9/9/2019 (b)	3,400	3,400

Volusia County Housing Finance Authority, Saxon Trace Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	6,600	6,600

		180,725

Georgia — 2.0%

Atlanta Independent School System GO, TAN, 3.00%, 12/31/2019	25,000	25,140

Fulton County Development Authority, Airport Facility, FlightSafety International, Inc. Series B, Rev., VRDO, 1.38%, 9/9/2019 (b)	6,850	6,850

Richmond County Development Authority, Multifamily Housing, Stonegate Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	6,810	6,810

Tender Option Bond Trust Receipts/Certificates Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 1.39%, 9/9/2019 (b) (c)	3,750	3,750

Valdosta-Lowndes County Industrial Development Authority, Steeda Autosports Project Rev., VRDO, LOC: Bank of America NA, 1.46%, 9/9/2019 (b)	1,830	1,830

		44,380

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 1.6%

County of Will, ExxonMobil Project Rev., VRDO, 1.39%, 9/3/2019 (b)	8,040	8,040

Illinois Educational Facilities Authority, The Adler Planetarium Rev., VRDO, LOC: PNC Bank NA, 1.40%, 9/9/2019 (b)	10,000	10,000

Illinois Housing Development Authority, Brainard Landings II Apartments Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	2,450	2,450

Illinois Housing Development Authority, Homeowner Mortgage Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLB, 1.35%, 9/9/2019 (b)	700	700

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	11,410	11,410

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0686, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	4,160	4,160

		36,760

Indiana — 1.6%

City of Indianapolis, Economic Development, Pine Glen Apartments Project Rev., VRDO, 1.40%, 9/9/2019 (b)	5,810	5,810

City of Indianapolis, Multi-Family Housing, Nora Commons Series 2004-A, Rev., VRDO, AMT, LOC: U.S. Bank NA, 1.50%, 9/3/2019 (b)	12,345	12,345

Class B, Rev., VRDO, LOC: U.S. Bank NA, 1.42%, 9/9/2019 (b)	625	625

Gary Chicago International Airport Authority, Multi-Modal Special Purpose Facility Rev., VRDO, LOC: BMO Harris Bank NA, 1.40%, 9/9/2019 (b)	5,560	5,560

Indiana Finance Authority, Parkview Health System Obligated Group Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	5,475	5,475

Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Rev., VRDO, LOC: Bank of America NA, 1.47%, 9/9/2019 (b)	4,100	4,100

Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 1.47%, 9/9/2019 (b)	1,860	1,860

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/9/2019 (b)	2,500	2,500

		38,275

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 2.7%

Iowa Finance Authority, Industrial Development, Cone Entertainment Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.39%, 9/9/2019 (b)	4,655	4,655

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.40%, 9/9/2019 (b)	23,995	23,995

Iowa Finance Authority, Multi-Family Housing Series B, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.40%, 9/9/2019 (b)	7,230	7,230

Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 1.43%, 9/9/2019 (b)	25,000	25,000

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	2,550	2,550

		63,430

Kansas — 0.8%

City of Mission, Multi-Family Housing, The Falls Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.41%, 9/9/2019 (b)	7,750	7,750

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	12,500	12,500

		20,250

Kentucky — 1.0%

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project

Series A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.47%, 9/9/2019 (b)	7,100	7,100

Series 2008-A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.50%, 9/9/2019 (b)	6,800	6,800

Kenton County Airport Board, Flight Safety International, Inc. Series A, Rev., VRDO, 1.38%, 9/9/2019 (b)	3,125	3,125

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.45%, 9/3/2019 (b)	3,000	3,000

Maysville Industrial Building., Green Tokai Co. Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.42%, 9/9/2019 (b)	5,740	5,740

		25,765

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 2.1%

Parish of St Bernard, Mobil Oil Rev., VRDO, 1.39%, 9/3/2019 (b)	8,000	8,000

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.45%, 9/3/2019 (b)	11,000	11,000

Series A, Rev., VRDO, 1.45%, 9/3/2019 (b)	13,700	13,700

Tender Option Bond Trust Receipts/Certificates

Series 2019-XM0738, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,245	3,245

Series 2019-BAML7003, Rev., VRDO, LOC: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	12,450	12,450

		48,395

Maryland — 4.2%

City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.43%, 9/9/2019 (b) (c)	6,665	6,665

Maryland Community Development Administration, Department of Housing and Community Development, Residential

Series J, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 1.38%, 9/9/2019 (b)	50,000	50,000

Series G, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 1.42%, 9/9/2019 (b)	18,760	18,760

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	10,000	10,000

Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,500	7,500

Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	4,000	4,000

Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	3,300	3,300

		100,225

Massachusetts — 0.2%

Greater Attleboro-Taunton Regional Transit Authority Rev., RAN, 2.00%, 8/21/2020	5,000	5,031

Michigan — 3.6%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	7,665	7,665

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Michigan State Housing Development Authority, Jackson Project Rev., VRDO, 1.53%, 9/3/2019 (b)	9,635	9,635

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.41%, 9/9/2019 (b)	5,590	5,590

Series B, Rev., VRDO, AMT, LIQ: Industrial & Commercial Bank of China, 1.44%, 9/9/2019 (b)	49,010	49,010

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	6,000	6,000

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,000	3,000

Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	4,075	4,075

		84,975

Minnesota — 0.9%

Minnesota Housing Finance Agency, Residential Housing Finance Series 2017-C, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 1.40%, 9/9/2019 (b)	13,200	13,200

Oakdale Multifamily, Housing Cottage Homesteads Rev., VRDO, FHLMC, LOC: FHLMC, 1.40%, 9/9/2019 (b)	7,000	7,000

		20,200

Mississippi — 0.5%

County of Jackson, Chevron USA, Inc. Project Rev., VRDO, 1.39%, 9/3/2019 (b)	7,800	7,800

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series C, Rev., VRDO, 1.35%, 9/3/2019 (b)	4,540	4,540

		12,340

Missouri — 4.0%

Rib Floater Trust Various States Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	26,945	26,945

St. Charles County Industrial Development Authority, Country Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

St. Charles County Industrial Development Authority, Remington Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	11,100	11,100

Tender Option Bond Trust Receipts/Certificates Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/9/2019 (b)	30,000	30,000

		93,045

Nebraska — 0.8%

Nebraska Investment Finance Authority, Multi-Family Housing Series A, Rev., VRDO, LOC: Citibank NA, 1.40%, 9/9/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2551, Rev., VRDO, LIQ: Citibank NA, 1.40%, 9/9/2019 (b)	9,635	9,635

		19,635

Nevada — 1.3%

Clark County Series A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.40%, 9/9/2019 (b)	17,850	17,850

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0612, GO, VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	6,840	6,840

Series 2018-ZM0633, GO, VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	4,100	4,100

		28,790

New Jersey — 2.1%

Borough of Butler GO, BAN, 2.00%, 9/11/2020 (e)	7,233	7,284

Borough of Glassboro Series A, GO, BAN, 2.00%, 1/15/2020	9,129	9,152

Rib Floater Trust Various States Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.42%, 9/9/2019 (b) (c)	25,700	25,700

Township of Vernon GO, BAN, 2.00%, 9/4/2020 (e)	7,366	7,417

		49,553

North Carolina — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,000	3,000

Union County Industrial Facilities and Pollution Control Financing Authority, Darnel, Inc. Project Rev., VRDO, LOC: BB&T Corp., 1.41%, 9/9/2019 (b)	10,000	10,000

		13,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	3,905	3,905

Oregon — 2.9%

Marion County Housing Authority, Residence At Marian Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	235	235

Port of Portland, Oregon International Airport, Multimodal Variable Rate

Series 18B, Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.43%, 9/9/2019 (b)	27,615	27,615

Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.44%, 9/9/2019 (b)	26,350	26,350

Port of Portland, Special Obligation, Horizon Air Industries, Inc. Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/3/2019 (b)	6,990	6,990

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	7,500	7,500

		68,690

Other — 6.9%

Eagle Tax-Exempt Trust Series 0055F, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b) (c)	24,000	24,000

FHLMC, Multi-Family Housing

Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	72,900	72,900

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	19,770	19,770

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	21,045	21,045

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	14,045	14,045

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	10,465	10,465

SunAmerica Taxable Trust, Various States Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	1,475	1,475

		163,700

Pennsylvania — 1.1%

City of Philadelphia, Water and Wastewater Series B, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	1,540	1,540

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2006-93B, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b)	3,430	3,430

Series 2007-98C, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b)	8,200	8,200

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0702, Rev., VRDO, LIQ: Bank of America NA, 1.37%, 9/9/2019 (b) (c)	2,000	2,000

Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	5,000	5,000

Series 2018-XL0061, Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	4,490	4,490

		24,660

Rhode Island — 1.1%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, University Heights Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.45%, 9/9/2019 (b)	25,500	25,500

South Carolina — 1.5%

South Carolina State Housing Finance and Development Authority, Rental Housing, Rocky Creek Rev., VRDO, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b)	4,085	4,085

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML5004, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	30,725	30,725

		34,810

Tennessee — 2.3%

Jackson Industrial Development Board, General Cable Corp. Project Rev., VRDO, LOC: PNC Bank NA, 1.39%, 9/9/2019 (b)	9,000	9,000

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Arbor Crest Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	12,750	12,750

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Retreat Dry Rev., VRDO, LOC: Citibank NA, 1.40%, 9/9/2019 (b)	10,625	10,625

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	15,390	15,390

Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	4,420	4,420

		52,185

Texas — 12.0%

Capital Area Housing Finance Corp., Multi-Family Housing, Cypress Creek At River Apartments Rev., VRDO, LOC: Citibank NA, 1.42%, 9/9/2019 (b)	10,065	10,065

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project

Rev., VRDO, 1.39%, 9/3/2019 (b)	14,300	14,300

Series B, Rev., VRDO, 1.39%, 9/3/2019 (b)	15,000	15,000

Harris County Industrial Development Corp., Pollution Control, Exxon Project Rev., VRDO, 1.39%, 9/3/2019 (b)	7,000	7,000

Lower Neches Valley Authority Industrial Development Corp. Subseries B-2, Rev., VRDO, 1.39%, 9/3/2019 (b)	26,730	26,730

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Subseries B-4, Rev., VRDO, 1.39%, 9/3/2019 (b)	2,475	2,475

Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes Rev., VRDO, LOC: Citibank NA, 1.42%, 9/9/2019 (b)	12,075	12,075

North Texas Tollway Authority System Series 2016-XF2220, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b) (c)	7,200	7,200

Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.42%, 9/9/2019 (b)	7,825	7,825

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	10,000	10,000

Series G-31, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	3,000	3,000

Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	5,400	5,400

State of Texas Rev., TRAN, 4.00%, 8/27/2020	35,000	35,914

State of Texas, Veterans

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	175	175

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	9,480	9,480

GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.52%, 9/9/2019 (b)	12,580	12,580

State of Texas, Veterans Housing Assistance Program Series 2007-B, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.52%, 9/9/2019 (b)	28,340	28,340

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	3,200	3,200

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0599, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	9,000	9,000

Series 2018-G-84, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	7,125	7,125

Series 2018-G-85, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	6,175	6,175

Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	5,000	5,000

Series 2016-ZF0465, Rev., VRDO, LOC: Royal Bank of Canada, 1.42%, 9/9/2019 (b)	48,605	48,605

		286,664

Utah — 0.6%

Utah Housing Corp., Single Family Mortgage

Series A-1, Class I, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	1,940	1,940

Series A-2, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	1,535	1,535

Series B, Class I, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	3,045	3,045

Series C-2, Class I, Rev., VRDO, FHA, LIQ: FHLB, 1.42%, 9/9/2019 (b)	3,635	3,635

Series D-2, Class I, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	3,780	3,780

		13,935

Virginia — 1.5%

Arlington County Industrial Development Authority, Multi-family, Gates Ballston Apartments Rev., VRDO, LOC: PNC Bank NA, 1.42%, 9/9/2019 (b)	15,300	15,300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 1.37%, 9/9/2019 (b) (c)	5,415	5,415

Series 2018-BAML0004, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.45%, 9/9/2019 (b) (c)	15,190	15,190

		35,905

Washington — 1.4%

Port Grays Harbor Industrial Development Corp., Murphy Co. Project Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	10,000	10,000

Port of Seattle, Subordinate Lien Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.38%, 9/9/2019 (b)	14,200	14,200

Tender Option Bond Trust Receipts/Certificates Series 2018-XF0658, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	5,610	5,610

Washington State Housing Finance Commission, Multi-Family Housing, Alderwood Court Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	5,350	5,350

		35,160

Wisconsin — 1.2%

Green Bay Redevelopment Authority, Greenbay Packing Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b) (c)	27,000	27,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2541, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	3,400	3,400

		30,400

Wyoming — 1.4%

County of Laramie, Industrial Development, Cheyenne Light Fuel and Power Co. Project Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.39%, 9/9/2019 (b)	7,000	7,000

County of Sublette, Wyoming Pollution Control, ExxonMobile Project Rev., VRDO, AMT, 1.38%, 9/3/2019 (b)	22,150	22,150

Wyoming Community Development Authority, Composite Reoffering Housing Series 6, Rev., VRDO, AMT, LIQ: FHLB, 1.42%, 9/9/2019 (b)	4,400	4,400

		33,550

Total Municipal Bonds (Cost $1,972,233)		1,972,233

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 9.8%

California — 0.4%

Nuveen California Quality Municipal Income Fund Series 4, LIQ: Royal Bank of Canada, 1.49%, 9/9/2019 # (c)	10,000	10,000

New York — 1.1%

BlackRock MuniYield New York Quality Fund, Inc. Series W-7, LIQ: Citibank NA, 1.47%, 9/9/2019 # (c)	25,000	25,000

Other — 7.9%

BlackRock MuniYield Quality Fund III Inc. LIQ: Citibank NA, 1.50%, 9/7/2019 # (c)	30,000	30,000

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.40%, 9/9/2019 # (c)	25,000	25,000

Series 4, LIQ: Barclays Bank plc, 1.43%, 9/9/2019 # (c)	16,700	16,700

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	71,400	71,400

Series 2, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	20,000	20,000

Series 3, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	24,200	24,200

		187,300

Pennsylvania — 0.4%

BlackRock MuniYield Pennsylvania Quality Fund VRDO, LIQ: TD Bank NA, 1.47%, 9/7/2019 # (c)	10,000	10,000

Total Variable Rate Demand Preferred Shares (Cost $232,300)		232,300

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 7.5%

Commercial Paper — 7.5%

City of Atlanta, Airport

1.42%, 9/16/2019	21,119	21,119

1.42%, 9/20/2019	27,249	27,249

City of Garland, Electric Utility System 1.34%, 9/4/2019	10,000	10,000

City of Houston 1.51%, 9/11/2019	1,400	1,400

City of Rochester 1.35%, 10/17/2019	5,000	5,000

City of San Antonio, Electric & Gas Systems 1.34%, 12/11/2019	10,000	10,000

County of Harris

1.40%, 10/1/2019	2,450	2,450

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

1.40%, 10/1/2019	475	475

Harris County Toll Road, Senior Lien 1.35%, 11/7/2019	3,700	3,700

1.35%, 11/7/2019	1,500	1,500

1.38%, 11/7/2019	28,815	28,815

Indiana Finance Authority 1.40%, 10/3/2019	10,000	10,000

Las Vegas Valley Water District 1.36%, 10/8/2019	5,000	5,000

Omaha Public Power District, Electric System 1.31%, 10/16/2019	8,700	8,700

Salt River Project Agricultural Improvement & Power District 1.36%, 10/3/2019	10,000	10,000

Southwestern Illinois Development Authority 1.43%, 11/5/2019	15,000	15,000

University of Texas System (The) 1.30%, 12/5/2019	7,932	7,932

Upper Trinity Regional Water District

1.38%, 10/1/2019	10,000	10,000

Total Commercial Paper (Cost $178,340)		178,340

Total Short-Term Investments (Cost $178,340)		178,340

Total Investments — 100.5% (Cost $2,382,873) *		2,382,873
Liabilities in Excess of Other Assets — (0.5)%		(9,192)

NET ASSETS — 100.0%		2,373,681

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
COLL	Collateral
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	75

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(d)	Amount rounds to less than 0.1% of net assets.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$36,981,134	$998,319		$2,983,060
Repurchase agreements, at value	18,477,900	—		615,000
Cash	400,001	2		2
Deferred offering cost (See Note 2.E.)	—	—		2
Receivables:
Investment securities sold	—	215		—
Interest from non-affiliates	86,502	2,302		4,675

Total Assets	55,945,537	1,000,838		3,602,739

LIABILITIES:
Payables:
Distributions	77,526	998		7,134
Investment securities purchased	—	15,390		—
Accrued liabilities:
Investment advisory fees	3,776	54		57
Administration fees	2,726	39		54
Distribution fees	3	—		—
Service fees	3,089	12		—
Custodian and accounting fees	296	34		54
Trustees’ and Chief Compliance Officer’s fees	40	—	(a)	—
Other	1,011	49		33

Total Liabilities	88,467	16,576		7,332

Net Assets	$55,857,070	$984,262		$3,595,407

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$55,846,422	$984,154	$3,595,056
Total distributable earnings (loss)	10,648	108	351

Total Net Assets	$55,857,070	$984,262	$3,595,407

Net Assets:
Class C	$875	$—	$—
Academy	20	—	—
Agency	2,467,012	58,770	—
Agency SL	—	—	3,595,407
Capital	28,168,220	123,200	—
IM	5,427,999	527,178	—
Institutional Class	14,702,896	275,114	—
Morgan	2,772,538	—	—
Premier	2,306,744	—	—
Reserve	10,766	—	—

Total	$55,857,070	$984,262	$3,595,407

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	875	—	—
Academy	20	—	—
Agency	2,465,908	58,763	—
Agency SL	—	—	3,595,172
Capital	28,158,672	123,184	—
IM	5,425,972	527,131	—
Institutional Class	14,697,827	275,082	—
Morgan	2,771,156	—	—
Premier	2,305,895	—	—
Reserve	10,761	—	—

Net Asset Value offering and redemption price per share (all classes, except Prime Money Market Fund)	$—	$1.0001	$1.0001

Net Asset Value offering and redemption price per share
Class C	$1.0003	$—	$—
Academy	1.0004	—	—
Agency	1.0004	—	—
Capital	1.0003	—	—
IM	1.0004	—	—
Institutional Class	1.0003	—	—
Morgan	1.0005	—	—
Premier	1.0004	—	—
Reserve	1.0005	—	—

Cost of investments in non-affiliates	$36,969,824	$998,265	$2,982,711
Cost of repurchase agreements	18,477,900	—	615,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$5,474,123	$66,745,719	$11,940,264
Repurchase agreements, at value	2,580,977	83,251,364	19,000,005
Cash	15,001	2,124,815	650,869
Receivables:
Investment securities sold	—	—	300,000
Fund shares sold	—	3,007	—
Interest from non-affiliates	11,629	239,414	40,402

Total Assets	8,081,730	152,364,319	31,931,540

LIABILITIES:
Payables:
Distributions	8,857	130,794	25,785
Investment securities purchased	39,600	2,025,000	397,008
Fund shares redeemed	—	1,372	—
Accrued liabilities:
Investment advisory fees	519	10,043	2,100
Administration fees	374	7,244	1,515
Distribution fees	47	1,170	252
Service fees	827	7,878	1,936
Custodian and accounting fees	27	667	142
Trustees’ and Chief Compliance Officer’s fees	3	16	5
Other	162	3,342	627

Total Liabilities	50,416	2,187,526	429,370

Net Assets	$8,031,314	$150,176,793	$31,502,170

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$8,031,516	$150,182,771	$31,502,715
Total distributable earnings (loss)	(202)	(5,978)	(545)

Total Net Assets	$8,031,314	$150,176,793	$31,502,170

Net Assets:
Class C	$19,821	$—	$288,773
Academy	—	20	—
Agency	735,845	13,604,616	2,225,012
Capital	1,427,138	79,735,586	9,375,597
Direct	—	—	—
Eagle Class	—	—	—
Eagle Private Wealth Class	—	21	—
E*Trade	—	271,705	—
IM	—	6,353,040	405,866
Institutional Class	3,216,213	41,945,915	17,198,227
Investor	7,482	861,904	34,823
Morgan	401,655	1,877,118	831,368
Premier	2,219,353	3,922,086	1,136,532
Reserve	3,807	19,353	5,972
Service	—	1,585,429	—

Total	$8,031,314	$150,176,793	$31,502,170

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	19,823	—	288,774
Academy	—	20	—
Agency	735,847	13,604,911	2,225,035
Capital	1,427,137	79,739,078	9,375,750
Direct	—	—	—
Eagle Class	—	—	—
Eagle Private Wealth Class	—	21	—
E*Trade	—	271,712	—
IM	—	6,353,295	405,878
Institutional Class	3,216,227	41,947,619	17,198,570
Investor	7,482	861,945	34,823
Morgan	401,662	1,877,123	831,365
Premier	2,219,359	3,922,184	1,136,545
Reserve	3,808	19,353	5,972
Service	—	1,585,490	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$5,474,123	$66,745,719	$11,940,264
Cost of repurchase agreements	2,580,977	83,251,364	19,000,005

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$2,486,623	$63,050,324	$13,541,043	$2,382,873
Cash	27,944	1,159,347	7	—
Receivables:
Investment securities sold	—	—	3,116	40,417
Investment securities sold — delayed delivery securities	—	—	5,095	5,780
Fund shares sold	6,154	—	—	—
Interest from non-affiliates	2,723	40,960	23,779	5,515
Prepaid expenses	—	—	—	108

Total Assets	2,523,444	64,250,631	13,573,040	2,434,693

LIABILITIES:
Payables:
Due to custodian	—	—	—	19
Distributions	2,645	67,772	11,785	668
Investment securities purchased	—	3,790,310	221,994	45,066
Investment securities purchased — delayed delivery securities	—	—	—	14,701
Fund shares redeemed	5,874	—	—	—
Accrued liabilities:
Investment advisory fees	162	4,049	938	108
Administration fees	118	2,920	677	81
Distribution fees	3	679	356	78
Service fees	181	3,988	1,274	191
Custodian and accounting fees	24	206	85	20
Trustees’ and Chief Compliance Officer’s fees	1	13	2	—
Other	461	276	230	80

Total Liabilities	9,469	3,870,213	237,341	61,012

Net Assets	$2,513,975	$60,380,418	$13,335,699	$2,373,681

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$2,514,072	$60,380,778	$13,335,577	$2,373,548
Total distributable earnings (loss)	(97)	(360)	122	133

Total Net Assets	$2,513,975	$60,380,418	$13,335,699	$2,373,681

Net Assets:
Agency	$196,893	$3,634,173	$774,805	$127,283
Capital	—	29,836,916	—	—
Eagle Class	—	—	—	—
E*Trade	—	—	—	—
Institutional Class	2,141,176	20,527,865	9,957,349	1,958,463
Morgan	34,008	1,918,740	11,610	22,106
Premier	141,898	2,388,045	924,455	125,310
Reserve	—	2,074,679	1,667,480	—
Service	—	—	—	140,519

Total	$2,513,975	$60,380,418	$13,335,699	$2,373,681

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	196,926	3,634,182	774,788	127,276
Capital	—	29,837,048	—	—
Eagle Class	—	—	—	—
E*Trade	—	—	—	—
Institutional Class	2,141,502	20,527,991	9,957,006	1,958,346
Morgan	34,014	1,918,749	11,609	22,105
Premier	141,924	2,388,048	924,376	125,303
Reserve	—	2,074,670	1,667,344	—
Service	—	—	—	140,508
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$2,486,623	$63,050,324	$13,541,043	$2,382,873

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$655,911	$7,261		$42,122
Interest income from affiliates	4,745	—	(a)	—

Total investment income	660,656	7,261		42,122

EXPENSES:
Investment advisory fees	20,426	365		1,320
Administration fees	15,119	270		977
Distribution fees (See Note 4)	18	—		—
Service fees (See Note 4)	22,516	220		—
Custodian and accounting fees	644	70		112
Interest expense to affiliates	1	—	(a)	— (a)
Professional fees	308	28		41
Trustees’ and Chief Compliance Officer’s fees	137	14		18
Printing and mailing costs	24	—		— (a)
Registration and filing fees	785	38		70
Transfer agency fees (See Note 2.G.)	872	59		25
Offering costs	—	—	(a)	22
Other	129	10		20

Total expenses	60,979	1,074		2,605

Less fees waived	(5,675)	(223)		(1,593)
Less expense reimbursements	(13)	(8)		(22)

Net expenses	55,291	843		990

Net investment income (loss)	605,365	6,418		41,132

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	15	51		1
Change in net unrealized appreciation/depreciation on investments in non-affiliates	2,253	87		(134)

Net realized/unrealized gains (losses)	2,268	138		(133)

Change in net assets resulting from operations	$607,633	$6,556		$40,999

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$83,669	$1,694,076	$345,266
Interest income from affiliates	177	41,529	7,638
Dividend income from non-affiliates	—	13	—
Income from interfund lending (net)	95	—	—

Total investment income	83,941	1,735,618	352,904

EXPENSES:
Investment advisory fees	2,605	57,584	11,762
Administration fees	1,926	42,629	8,706
Distribution fees (See Note 4)	270	11,320	1,674
Service fees (See Note 4)	5,272	64,952	15,263
Custodian and accounting fees	94	1,211	322
Professional fees	65	745	180
Trustees’ and Chief Compliance Officer’s fees	26	296	73
Printing and mailing costs	25	281	15
Registration and filing fees	537	2,873	157
Transfer agency fees (See Note 2.G.)	107	1,549	321
Other	1	317	63

Total expenses	10,928	183,757	38,536

Less fees waived	(1,327)	(17,599)	(4,466)

Net expenses	9,601	166,158	34,070

Net investment income (loss)	74,340	1,569,460	318,834

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	14	(388)	215

Change in net assets resulting from operations	$74,354	$1,569,072	$319,049

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$34,513	$631,805	$121,312		$23,644
Interest income from affiliates	302	12,988	—	(a)	—	(a)
Dividend income from non-affiliates	—	—	—	(a)	—

Total investment income	34,815	644,793	121,312		23,644

EXPENSES:
Investment advisory fees	1,165	21,904	6,057		1,160
Administration fees	864	16,210	4,487		860
Distribution fees (See Note 4)	17	3,387	2,226		990
Service fees (See Note 4)	1,695	28,333	10,605		2,130
Custodian and accounting fees	45	493	197		53
Interest expense to affiliates	2	—	9		4
Professional fees	35	279	112		40
Trustees’ and Chief Compliance Officer’s fees	19	126	44		18
Printing and mailing costs	54	63	17		44
Registration and filing fees	55	708	171		429
Transfer agency fees (See Note 2.G.)	54	557	165		30
Other	9	99	51		6

Total expenses	4,014	72,159	24,141		5,764

Less fees waived	(664)	(6,552)	(2,424)		(918)

Net expenses	3,350	65,607	21,717		4,846

Net investment income (loss)	31,465	579,186	99,595		18,798

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	89	459	73		100

Change in net assets resulting from operations	$31,554	$579,645	$99,668		$18,898

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$605,365	$884,549	$6,418	$7,858
Net realized gain (loss)	15	131	51	14
Change in net unrealized appreciation/depreciation	2,253	8,894	87	(33)

Change in net assets resulting from operations	607,633	893,574	6,556	7,839

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	(9)	(21)	—	—
Academy (b)	— (c)	—	—	—
Agency	(28,629)	(40,387)	(339)	(83)
Capital	(312,176)	(535,595)	(955)	(263)
IM	(60,362)	(40,957)	(3,076)	(5,663)
Institutional Class	(154,793)	(212,564)	(2,049)	(1,859)
Morgan	(26,758)	(28,290)	—	—
Premier	(22,535)	(26,502)	—	—
Reserve	(104)	(346)	—	—

Total distributions to shareholders	(605,366)	(884,662)	(6,419)	(7,868)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,772,954	8,474,416	40,776	943,378

NET ASSETS:
Change in net assets	8,775,221	8,483,328	40,913	943,349
Beginning of period	47,081,849	38,598,521	943,349	—

End of period	$55,857,070	$47,081,849	$984,262	$943,349

(a)	Commencement of operations was March 1, 2018.
(b)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,132	$15,410	$74,340	$64,681
Net realized gain (loss)	1	1	14	6
Change in net unrealized appreciation/depreciation	(134)	483	—	—

Change in net assets resulting from operations	40,999	15,894	74,354	64,687

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	—	—	(175)	(279)
Agency	—	—	(7,067)	(6,245)
Agency SL	(41,132)	(15,410)	—	—
Capital	—	—	(12,668)	(5,669)
Institutional Class	—	—	(33,252)	(35,769)
Investor	—	—	(71)	(179)
Morgan	—	—	(3,673)	(3,399)
Premier	—	—	(17,395)	(13,059)
Reserve	—	—	(40)	(87)

Total distributions to shareholders	(41,132)	(15,410)	(74,341)	(64,686)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	730,001	2,865,055	2,729,955	3,508,402

NET ASSETS:
Change in net assets	729,868	2,865,539	2,729,968	3,508,403
Beginning of period	2,865,539	—	5,301,346	1,792,943

End of period	$3,595,407	$2,865,539	$8,031,314	$5,301,346

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,569,460	$2,578,969	$318,834	$506,910
Net realized gain (loss)	(388)	(3,877)	215	(176)

Change in net assets resulting from operations	1,569,072	2,575,092	319,049	506,734

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	—	—	(2,497)	(4,095)
Academy (a)	— (b)	—	—	—
Agency	(129,189)	(222,066)	(23,067)	(25,590)
Capital	(847,293)	(1,466,420)	(80,747)	(103,670)
Eagle Class (c)	(16,148)	(37,312)	—	—
Eagle Private Wealth Class	— (b)	— (b)	—	—
E*Trade	(1,953)	(3,012)	—	—
IM	(63,303)	(89,246)	(9,478)	(48,958)
Institutional Class	(432,309)	(635,300)	(185,943)	(304,942)
Investor	(10,084)	(14,298)	(308)	(622)
Morgan	(16,434)	(21,441)	(6,633)	(6,356)
Premier	(35,807)	(67,583)	(10,108)	(12,497)
Reserve	(162)	(542)	(54)	(180)
Service	(16,777)	(21,750)	—	—

Total distributions to shareholders	(1,569,459)	(2,578,970)	(318,835)	(506,910)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,817,324	(6,980,523)	1,818,369	7,326,156

NET ASSETS:
Change in net assets	4,816,937	(6,984,401)	1,818,583	7,325,980
Beginning of period	145,359,856	152,344,257	29,683,587	22,357,607

End of period	$150,176,793	$145,359,856	$31,502,170	$29,683,587

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,465	$58,381	$579,186	$746,543
Net realized gain (loss)	89	13	459	(222)

Change in net assets resulting from operations	31,554	58,394	579,645	746,321

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(2,078)	(2,217)	(35,118)	(41,806)
Capital	—	—	(289,385)	(376,988)
Institutional Class	(27,665)	(52,791)	(198,398)	(258,873)
Morgan	(298)	(433)	(17,606)	(27,970)
Premier	(1,423)	(2,945)	(22,858)	(24,668)
Reserve	—	—	(15,822)	(16,269)

Total distributions to shareholders	(31,464)	(58,386)	(579,187)	(746,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,235,945)	691,739	10,795,813	14,571,405

NET ASSETS:
Change in net assets	(1,235,855)	691,747	10,796,271	14,571,152
Beginning of period	3,749,830	3,058,083	49,584,147	35,012,995

End of period	$2,513,975	$3,749,830	$60,380,418	$49,584,147

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,595	$196,826	$18,798	$33,600
Net realized gain (loss)	73	1,154	100	255

Change in net assets resulting from operations	99,668	197,980	18,898	33,855

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(6,102)	(12,956)	(922)	(2,215)
Eagle Class (a)	—	—	(1,387)	(4,615)
Institutional Class	(79,549)	(156,952)	(14,995)	(24,246)
Morgan	(57)	(96)	(105)	(157)
Premier	(5,855)	(10,954)	(767)	(1,365)
Reserve	(8,031)	(16,694)	—	—
Service	—	—	(622)	(1,260)

Total distributions to shareholders	(99,594)	(197,652)	(18,798)	(33,858)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,232,185)	(315,886)	(724,652)	421,121

NET ASSETS:
Change in net assets	(3,232,111)	(315,558)	(724,552)	421,118
Beginning of period	16,567,810	16,883,368	3,098,233	2,677,115

End of period	$13,335,699	$16,567,810	$2,373,681	$3,098,233

(a)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019 (a)
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$— (b)	$6	$—	$—
Distributions reinvested	9	21	—	—
Cost of shares redeemed	(351)	(821)	—	—

Change in net assets resulting from Class C capital transactions	$(342)	$(794)	$—	$—

Academy (c)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Academy capital transactions	$20	$—	$—	$—

Agency
Proceeds from shares issued	$105,419,143	$208,462,873	$93,747	$34,694
Distributions reinvested	4,026	5,212	— (b)	1
Cost of shares redeemed	(105,430,265)	(207,488,850)	(52,131)	(17,546)

Change in net assets resulting from Agency capital transactions	$(7,096)	$979,235	$41,616	$17,149

Capital
Proceeds from shares issued	$93,991,146	$192,273,369	$353,248	$113,212
Distributions reinvested	111,710	212,051	14	10
Cost of shares redeemed	(92,661,841)	(190,418,265)	(303,022)	(40,287)

Change in net assets resulting from Capital transactions	$1,441,015	$2,067,155	$50,240	$72,935

IM
Proceeds from shares issued	$23,740,655	$10,849,841	$2,959,601	$4,979,384
Distributions reinvested	1,257	775	— (b)	145
Cost of shares redeemed	(20,210,694)	(10,986,734)	(2,907,855)	(4,504,146)

Change in net assets resulting from IM capital transactions	$3,531,218	$(136,118)	$51,746	$475,383

Institutional Class
Proceeds from shares issued	$38,116,472	$55,247,913	$1,169,220	$835,339
Distributions reinvested	26,431	41,157	— (b)	219
Cost of shares redeemed	(35,132,332)	(52,166,752)	(1,272,046)	(457,647)

Change in net assets resulting from Institutional Class capital transactions	$3,010,571	$3,122,318	$(102,826)	$377,911

Morgan
Proceeds from shares issued	$292,277,166	$307,090,167	$—	$—
Distributions reinvested	2,180	3,741	—	—
Cost of shares redeemed	(291,901,642)	(305,439,466)	—	—

Change in net assets resulting from Morgan capital transactions	$377,704	$1,654,442	$—	$—

Premier
Proceeds from shares issued	$32,190,622	$40,290,030	$—	$—
Distributions reinvested	700	1,477	—	—
Cost of shares redeemed	(31,769,201)	(39,500,495)	—	—

Change in net assets resulting from Premier capital transactions	$422,121	$791,012	$—	$—

Reserve
Proceeds from shares issued	$1,152,123	$4,012,689	$—	$—
Distributions reinvested	14	73	—	—
Cost of shares redeemed	(1,154,394)	(4,015,596)	—	—

Change in net assets resulting from Reserve capital transactions	$(2,257)	$(2,834)	$—	$—

Total change in net assets resulting from capital transactions	$8,772,954	$8,474,416	$40,776	$943,378

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019 (a)
SHARE TRANSACTIONS:
Class C
Issued	— (b)	6	—	—
Reinvested	9	21	—	—
Redeemed	(352)	(821)	—	—

Change in Class C Shares	(343)	(794)	—	—

Academy (c)
Issued	20	—	—	—
Reinvested	— (b)	—	—	—

Change in Academy Shares	20	—	—	—

Agency
Issued	105,379,225	208,425,101	93,745	34,693
Reinvested	4,025	5,212	— (b)	1
Redeemed	(105,390,673)	(207,450,783)	(52,130)	(17,546)

Change in Agency Shares	(7,423)	979,530	41,615	17,148

Capital
Issued	93,966,075	192,248,217	353,239	113,211
Reinvested	111,673	212,014	14	10
Redeemed	(92,637,036)	(190,393,300)	(303,003)	(40,287)

Change in Capital Shares	1,440,712	2,066,931	50,250	72,934

IM
Issued	23,733,418	10,848,505	2,959,475	4,979,388
Reinvested	1,256	775	— (b)	145
Redeemed	(20,204,370)	(10,985,420)	(2,907,729)	(4,504,148)

Change in IM Shares	3,530,304	(136,140)	51,746	475,385

Institutional Class
Issued	38,106,611	55,241,965	1,169,156	835,334
Reinvested	26,422	41,149	1	219
Redeemed	(35,123,315)	(52,161,197)	(1,271,986)	(457,642)

Change in Institutional Class Shares	3,009,718	3,121,917	(102,829)	377,911

Morgan
Issued	292,156,579	307,042,558	—	—
Reinvested	2,179	3,740	—	—
Redeemed	(291,782,106)	(305,391,593)	—	—

Change in Morgan Shares	376,652	1,654,705	—	—

Premier
Issued	32,179,831	40,284,169	—	—
Reinvested	700	1,477	—	—
Redeemed	(31,758,607)	(39,494,691)	—	—

Change in Premier Shares	421,924	790,955	—	—

Reserve
Issued	1,151,658	4,012,072	—	—
Reinvested	14	73	—	—
Redeemed	(1,153,932)	(4,014,969)	—	—

Change in Reserve Shares	(2,260)	(2,824)	—	—

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$6,907	$17,379
Distributions reinvested	—	—	174	279
Cost of shares redeemed	—	—	(9,332)	(17,852)

Change in net assets resulting from Class C capital transactions	$—	$—	$(2,251)	$(194)

Agency
Proceeds from shares issued	$—	$—	$702,311	$946,895
Distributions reinvested	—	—	239	295
Cost of shares redeemed	—	—	(508,709)	(563,714)

Change in net assets resulting from Agency capital transactions	$—	$—	$193,841	$383,476

Agency SL
Proceeds from shares issued	$12,421,300	$7,082,500	$—	$—
Distributions reinvested	1	145	—	—
Cost of shares redeemed	(11,691,300)	(4,217,590)	—	—

Change in net assets resulting from Agency SL capital transactions	$730,001	$2,865,055	$—	$—

Capital
Proceeds from shares issued	$—	$—	$1,878,745	$1,101,524
Distributions reinvested	—	—	4,312	660
Cost of shares redeemed	—	—	(1,014,412)	(642,507)

Change in net assets resulting from Capital capital transactions	$—	$—	$868,645	$459,677

Institutional Class
Proceeds from shares issued	$—	$—	$2,579,774	$3,885,697
Distributions reinvested	—	—	12,439	12,958
Cost of shares redeemed	—	—	(2,093,551)	(2,169,444)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$498,662	$1,729,211

Investor
Proceeds from shares issued	$—	$—	$2,637	$19,039
Distributions reinvested	—	—	71	173
Cost of shares redeemed	—	—	(3,373)	(19,681)

Change in net assets resulting from Investor capital transactions	$—	$—	$(665)	$(469)

Morgan
Proceeds from shares issued	$—	$—	$291,835	$316,847
Distributions reinvested	—	—	3,465	3,328
Cost of shares redeemed	—	—	(201,230)	(168,640)

Change in net assets resulting from Morgan capital transactions	$—	$—	$94,070	$151,535

Premier
Proceeds from shares issued	$—	$—	$2,223,176	$1,950,030
Distributions reinvested	—	—	3,413	141
Cost of shares redeemed	—	—	(1,148,195)	(1,163,026)

Change in net assets resulting from Premier capital transactions	$—	$—	$1,078,394	$787,145

Reserve
Proceeds from shares issued	$—	$—	$129	$1,161
Distributions reinvested	—	—	40	87
Cost of shares redeemed	—	—	(910)	(3,227)

Change in net assets resulting from Reserve capital transactions	$—	$—	$(741)	$(1,979)

Total change in net assets resulting from capital transactions	$730,001	$2,865,055	$2,729,955	$3,508,402

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class C
Issued	—	—	6,907	17,379
Reinvested	—	—	174	279
Redeemed	—	—	(9,332)	(17,852)

Change in Class C Shares	—	—	(2,251)	(194)

Agency
Issued	—	—	702,311	946,895
Reinvested	—	—	239	295
Redeemed	—	—	(508,709)	(563,714)

Change in Agency Shares	—	—	193,841	383,476

Agency SL
Issued	12,419,937	7,082,844	—	—
Reinvested	1	145	—	—
Redeemed	(11,690,010)	(4,217,745)	—	—

Change in Agency SL Shares	729,928	2,865,244	—	—

Capital
Issued	—	—	1,878,745	1,101,524
Reinvested	—	—	4,312	660
Redeemed	—	—	(1,014,412)	(642,507)

Change in Capital Shares	—	—	868,645	459,677

Institutional Class
Issued	—	—	2,579,774	3,885,697
Reinvested	—	—	12,439	12,958
Redeemed	—	—	(2,093,551)	(2,169,444)

Change in Institutional Class Shares	—	—	498,662	1,729,211

Investor
Issued	—	—	2,637	19,039
Reinvested	—	—	71	173
Redeemed	—	—	(3,373)	(19,681)

Change in Investor Shares	—	—	(665)	(469)

Morgan
Issued	—	—	291,835	316,846
Reinvested	—	—	3,465	3,328
Redeemed	—	—	(201,230)	(168,639)

Change in Morgan Shares	—	—	94,070	151,535

Premier
Issued	—	—	2,223,176	1,950,030
Reinvested	—	—	3,413	141
Redeemed	—	—	(1,148,195)	(1,163,026)

Change in Premier Shares	—	—	1,078,394	787,145

Reserve
Issued	—	—	129	1,161
Reinvested	—	—	40	87
Redeemed	—	—	(910)	(3,227)

Change in Reserve Shares	—	—	(741)	(1,979)

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$100,883	$178,940
Distributions reinvested	—	—	2,497	4,094
Cost of shares redeemed	—	—	(189,838)	(224,858)

Change in net assets resulting from Class C capital transactions	$—	$—	$(86,458)	$(41,824)

Academy (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Academy capital transactions	$20	$—	$—	$—

Agency
Proceeds from shares issued	$620,490,187	$1,353,183,882	$80,951,564	$124,453,173
Distributions reinvested	5,186	6,868	2,190	2,907
Cost of shares redeemed	(618,003,155)	(1,355,984,012)	(80,742,742)	(123,372,740)

Change in net assets resulting from Agency capital transactions	$2,492,218	$(2,793,262)	$211,012	$1,083,340

Capital
Proceeds from shares issued	$598,703,824	$1,198,580,018	$41,192,950	$54,777,524
Distributions reinvested	364,471	666,003	16,248	27,610
Cost of shares redeemed	(592,722,821)	(1,218,601,159)	(38,258,843)	(51,881,006)

Change in net assets resulting from Capital capital transactions	$6,345,474	$(19,355,138)	$2,950,355	$2,924,128

Eagle Class (c)
Proceeds from shares issued	$543,448	$4,923,912	$—	$—
Distributions reinvested	14,518	36,954	—	—
Cost of shares redeemed	(4,416,056)	(2,275,477)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(3,858,090)	$2,685,389	$—	$—

Eagle Private Wealth Class
Proceeds from shares issued	$1	$—	$—	$—
Distributions reinvested	— (b)	— (b)	—	—

Change in net assets resulting from Eagle Private Wealth Class capital transactions	$1	$— (b)	$—	$—

E*Trade
Proceeds from shares issued	$93,233	$279,841	$—	$—
Distributions reinvested	1,953	3,012	—	—
Cost of shares redeemed	(98,474)	(299,680)	—	—

Change in net assets resulting from E*Trade capital transactions	$(3,288)	$(16,827)	$—	$—

IM
Proceeds from shares issued	$24,591,498	$36,187,070	$1,049,947	$10,181,348
Distributions reinvested	23,573	40,933	6,783	28,953
Cost of shares redeemed	(24,370,995)	(32,612,636)	(2,102,356)	(11,810,374)

Change in net assets resulting from IM capital transactions	$244,076	$3,615,367	$(1,045,626)	$(1,600,073)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$175,488,503	$373,572,925	$45,207,400	$111,302,840
Distributions reinvested	280,565	324,296	129,877	190,534
Cost of shares redeemed	(175,691,663)	(364,571,713)	(45,905,600)	(107,227,739)

Change in net assets resulting from Institutional Class capital transactions	$77,405	$9,325,508	$(568,323)	$4,265,635

Investor
Proceeds from shares issued	$177,878	$990,064	$98,573	$133,947
Distributions reinvested	10,084	14,298	7	8
Cost of shares redeemed	(453,728)	(624,967)	(92,341)	(154,190)

Change in net assets resulting from Investor capital transactions	$(265,766)	$379,395	$6,239	$(20,235)

Morgan
Proceeds from shares issued	$143,951,154	$208,722,801	$79,565,824	$80,166,283
Distributions reinvested	4,727	7,865	516	761
Cost of shares redeemed	(143,739,237)	(208,301,366)	(79,369,486)	(79,816,151)

Change in net assets resulting from Morgan capital transactions	$216,644	$429,300	$196,854	$350,893

Premier
Proceeds from shares issued	$82,186,964	$164,890,575	$11,888,523	$15,269,775
Distributions reinvested	2,400	3,317	3,192	3,317
Cost of shares redeemed	(81,212,793)	(167,448,259)	(11,736,385)	(14,903,539)

Change in net assets resulting from Premier capital transactions	$976,571	$(2,554,367)	$155,330	$369,553

Reserve
Proceeds from shares issued	$6,264	$1,561,266	$575	$1,360,549
Distributions reinvested	161	451	54	103
Cost of shares redeemed	(6,540)	(1,601,583)	(1,643)	(1,365,913)

Change in net assets resulting from Reserve capital transactions	$(115)	$(39,866)	$(1,014)	$(5,261)

Service
Proceeds from shares issued	$314,695	$2,999,804	$—	$—
Distributions reinvested	16,777	21,750	—	—
Cost of shares redeemed	(1,739,298)	(1,677,576)	—	—

Change in net assets resulting from Service capital transactions	$(1,407,826)	$1,343,978	$—	$—

Total change in net assets resulting from capital transactions	$4,817,324	$(6,980,523)	$1,818,369	$7,326,156

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class C
Issued	—	—	100,881	178,940
Reinvested	—	—	2,497	4,094
Redeemed	—	—	(189,838)	(224,858)

Change in Class C Shares	—	—	(86,460)	(41,824)

Academy (a)
Issued	20	—	—	—
Reinvested	— (b)	—	—	—

Change in Academy Shares	20	—	—	—

Agency
Issued	620,489,750	1,353,183,800	80,951,548	124,453,173
Reinvested	5,186	6,868	2,190	2,907
Redeemed	(618,002,934)	(1,355,984,012)	(80,742,722)	(123,372,736)

Change in Agency Shares	2,492,002	(2,793,344)	211,016	1,083,344

Capital
Issued	598,703,603	1,198,580,023	41,192,948	54,777,524
Reinvested	364,471	666,003	16,248	27,610
Redeemed	(592,722,530)	(1,218,600,907)	(38,258,673)	(51,881,006)

Change in Capital Shares	6,345,544	(19,354,881)	2,950,523	2,924,128

Eagle Class (c)
Issued	543,315	4,923,910	—	—
Reinvested	14,518	36,954	—	—
Redeemed	(4,416,055)	(2,275,477)	—	—

Change in Eagle Class Shares	(3,858,222)	2,685,387	—	—

Eagle Private Wealth Class
Issued	1	—	—	—
Reinvested	— (b)	— (b)	—	—

Change in Eagle Private Wealth Class Shares	1	— (b)	—	—

E*Trade
Issued	93,229	279,832	—	—
Reinvested	1,953	3,012	—	—
Redeemed	(98,467)	(299,680)	—	—

Change in E*Trade Shares	(3,285)	(16,836)	—	—

IM
Issued	24,591,462	36,187,065	1,049,868	10,181,266
Reinvested	23,573	40,933	6,783	28,953
Redeemed	(24,370,908)	(32,612,636)	(2,102,355)	(11,810,374)

Change in IM Shares	244,127	3,615,362	(1,045,704)	(1,600,155)

Institutional Class
Issued	175,488,390	373,572,906	45,207,280	111,302,840
Reinvested	280,565	324,296	129,877	190,534
Redeemed	(175,691,263)	(364,571,713)	(45,905,571)	(107,227,661)

Change in Institutional Class Shares	77,692	9,325,489	(568,414)	4,265,713

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS: (continued)
Investor
Issued	177,873	990,065	98,573	133,947
Reinvested	10,084	14,298	7	8
Redeemed	(453,723)	(624,961)	(92,341)	(154,190)

Change in Investor Shares	(265,766)	379,402	6,239	(20,235)

Morgan
Issued	143,951,046	208,722,785	79,565,813	80,166,283
Reinvested	4,727	7,865	516	761
Redeemed	(143,739,171)	(208,301,364)	(79,369,480)	(79,816,151)

Change in Morgan Shares	216,602	429,286	196,849	350,893

Premier
Issued	82,186,915	164,890,457	11,888,522	15,269,775
Reinvested	2,400	3,317	3,192	3,317
Redeemed	(81,212,764)	(167,448,259)	(11,736,379)	(14,903,539)

Change in Premier Shares	976,551	(2,554,485)	155,335	369,553

Reserve
Issued	6,264	1,561,264	575	1,360,549
Reinvested	161	451	54	103
Redeemed	(6,540)	(1,601,583)	(1,643)	(1,365,913)

Change in Reserve Shares	(115)	(39,868)	(1,014)	(5,261)

Service
Issued	314,651	2,999,798	—	—
Reinvested	16,777	21,750	—	—
Redeemed	(1,739,254)	(1,677,576)	—	—

Change in Service Shares	(1,407,826)	1,343,972	—	—

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,085,741	$1,456,233	$191,082,786	$290,643,445
Distributions reinvested	312	347	3,823	7,057
Cost of shares redeemed	(2,037,289)	(1,435,910)	(190,019,526)	(290,064,493)

Change in net assets resulting from Agency capital transactions	$48,764	$20,670	$1,067,083	$586,009

Capital
Proceeds from shares issued	$—	$—	$157,081,713	$229,066,272
Distributions reinvested	—	—	129,613	188,850
Cost of shares redeemed	—	—	(150,902,893)	(224,935,268)

Change in net assets resulting from Capital transactions	$—	$—	$6,308,433	$4,319,854

Institutional Class
Proceeds from shares issued	$4,919,529	$10,425,426	$32,797,091	$61,988,985
Distributions reinvested	8,840	16,645	36,623	66,667
Cost of shares redeemed	(6,204,688)	(9,693,272)	(30,164,561)	(55,295,514)

Change in net assets resulting from Institutional Class capital transactions	$(1,276,319)	$748,799	$2,669,153	$6,760,138

Morgan
Proceeds from shares issued	$23,647	$86,809	$41,252,906	$53,209,341
Distributions reinvested	279	389	13,023	20,549
Cost of shares redeemed	(19,208)	(90,133)	(41,356,334)	(52,838,733)

Change in net assets resulting from Morgan capital transactions	$4,718	$(2,935)	$(90,405)	$391,157

Premier
Proceeds from shares issued	$435,015	$822,795	$11,326,751	$21,201,215
Distributions reinvested	281	456	5,127	8,063
Cost of shares redeemed	(448,404)	(898,046)	(11,003,158)	(19,998,870)

Change in net assets resulting from Premier capital transactions	$(13,108)	$(74,795)	$328,720	$1,210,408

Reserve
Proceeds from shares issued	$—	$—	$9,606,231	$9,672,898
Distributions reinvested	—	—	140	120
Cost of shares redeemed	—	—	(9,093,542)	(8,369,179)

Change in net assets resulting from Reserve capital transactions	$—	$—	$512,829	$1,303,839

Total change in net assets resulting from capital transactions	$(1,235,945)	$691,739	$10,795,813	$14,571,405

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency
Issued	2,085,702	1,456,230	191,082,786	290,643,445
Reinvested	312	347	3,823	7,057
Redeemed	(2,037,233)	(1,435,900)	(190,019,526)	(290,064,493)

Change in Agency Shares	48,781	20,677	1,067,083	586,009

Capital
Issued	—	—	157,081,713	229,066,272
Reinvested	—	—	129,613	188,850
Redeemed	—	—	(150,902,893)	(224,935,268)

Change in Capital Shares	—	—	6,308,433	4,319,854

Institutional Class
Issued	4,919,463	10,425,417	32,797,091	61,988,985
Reinvested	8,840	16,645	36,623	66,667
Redeemed	(6,204,654)	(9,693,266)	(30,164,561)	(55,295,514)

Change in Institutional Class Shares	(1,276,351)	748,796	2,669,153	6,760,138

Morgan
Issued	23,645	86,804	41,252,906	53,209,341
Reinvested	279	389	13,023	20,549
Redeemed	(19,203)	(90,132)	(41,356,334)	(52,838,733)

Change in Morgan Shares	4,721	(2,939)	(90,405)	391,157

Premier
Issued	435,014	822,779	11,326,751	21,201,215
Reinvested	281	456	5,127	8,063
Redeemed	(448,391)	(898,030)	(11,003,158)	(19,998,870)

Change in Premier Shares	(13,096)	(74,795)	328,720	1,210,408

Reserve
Issued	—	—	9,606,231	9,672,898
Reinvested	—	—	140	120
Redeemed	—	—	(9,093,542)	(8,369,179)

Change in Reserve Shares	—	—	512,829	1,303,839

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$443,942	$1,881,247	$104,489	$327,541
Distributions reinvested	212	926	73	205
Cost of shares redeemed	(733,294)	(1,649,384)	(104,420)	(341,416)

Change in net assets resulting from Agency capital transactions	$(289,140)	$232,789	$142	$(13,670)

Eagle Class (a)
Proceeds from shares issued	$—	$—	$142,010	$654,485
Distributions reinvested	—	—	1,270	4,571
Cost of shares redeemed	—	—	(708,766)	(642,629)

Change in net assets resulting from Eagle Class capital transactions	$—	$—	$(565,486)	$16,427

Institutional Class
Proceeds from shares issued	$19,382,503	$47,004,898	$6,697,261	$12,422,726
Distributions reinvested	8,492	13,824	10,832	14,148
Cost of shares redeemed	(21,835,999)	(46,587,179)	(6,753,211)	(12,008,484)

Change in net assets resulting from Institutional Class capital transactions	$(2,445,004)	$431,543	$(45,118)	$428,390

Morgan
Proceeds from shares issued	$5,340	$8,505	$14,327	$16,338
Distributions reinvested	56	93	105	156
Cost of shares redeemed	(3,671)	(8,268)	(8,225)	(14,389)

Change in net assets resulting from Morgan capital transactions	$1,725	$330	$6,207	$2,105

Premier
Proceeds from shares issued	$681,205	$2,529,757	$89,292	$238,003
Distributions reinvested	79	111	26	39
Cost of shares redeemed	(819,545)	(3,027,490)	(93,272)	(225,100)

Change in net assets resulting from Premier capital transactions	$(138,261)	$(497,622)	$(3,954)	$12,942

Reserve
Proceeds from shares issued	$5,253,447	$11,795,597	$—	$—
Distributions reinvested	11	27	—	—
Cost of shares redeemed	(5,614,963)	(12,278,550)	—	—

Change in net assets resulting from Reserve capital transactions	$(361,505)	$(482,926)	$—	$—

Service
Proceeds from shares issued	$—	$—	$36,138	$202,460
Distributions reinvested	—	—	622	1,260
Cost of shares redeemed	—	—	(153,203)	(228,793)

Change in net assets resulting from Service capital transactions	$—	$—	$(116,443)	$(25,073)

Total change in net assets resulting from capital transactions	$(3,232,185)	$(315,886)	$(724,652)	$421,121

(a)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency
Issued	443,942	1,881,247	104,485	327,541
Reinvested	212	926	73	205
Redeemed	(733,294)	(1,649,384)	(104,420)	(341,416)

Change in Agency Shares	(289,140)	232,789	138	(13,670)

Eagle Class (a)
Issued	—	—	142,010	654,485
Reinvested	—	—	1,270	4,571
Redeemed	—	—	(708,738)	(642,629)

Change in Eagle Class Shares	—	—	(565,458)	16,427

Institutional Class
Issued	19,382,503	47,004,898	6,697,223	12,422,726
Reinvested	8,492	13,824	10,832	14,148
Redeemed	(21,835,999)	(46,587,179)	(6,753,211)	(12,008,484)

Change in Institutional Class Shares	(2,445,004)	431,543	(45,156)	428,390

Morgan
Issued	5,340	8,505	14,327	16,338
Reinvested	56	93	105	156
Redeemed	(3,671)	(8,268)	(8,225)	(14,389)

Change in Morgan Shares	1,725	330	6,207	2,105

Premier
Issued	681,205	2,529,757	89,290	238,003
Reinvested	79	111	26	39
Redeemed	(819,545)	(3,027,490)	(93,272)	(225,100)

Change in Premier Shares	(138,261)	(497,622)	(3,956)	12,942

Reserve
Issued	5,253,447	11,795,597	—	—
Reinvested	11	27	—	—
Redeemed	(5,614,963)	(12,278,550)	—	—

Change in Reserve Shares	(361,505)	(482,926)	—	—

Service
Issued	—	—	36,139	202,460
Reinvested	—	—	622	1,260
Redeemed	—	—	(153,188)	(228,793)

Change in Service Shares	—	—	(116,427)	(25,073)

(a)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund*
Class C
Six Months Ended August 31, 2019 (Unaudited)	$1.0003	$0.0082		$—	(d)	$0.0082		$(0.0082)	$—		$(0.0082)
Year Ended February 28, 2019	1.0001	0.0133		0.0002		0.0135		(0.0133)	—	(d)	(0.0133)
Year Ended February 28, 2018	1.0004	0.0039	(e)	—	(d)	0.0039		(0.0042)	—	(d)	(0.0042)
Year Ended February 28, 2017	1.0000	0.0001	(e)	0.0006		0.0007		(0.0003)	—	(d)	(0.0003)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Academy
May 15, 2019 (g) through August 31, 2019 (Unaudited)	1.0003	0.0070		0.0001		0.0071		(0.0070)	$—		(0.0070)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0118		0.0001		0.0119		(0.0118)	—		(0.0118)
Year Ended February 28, 2019	1.0001	0.0204		0.0002		0.0206		(0.0204)	—	(d)	(0.0204)
Year Ended February 28, 2018	1.0004	0.0114	(e)	(0.0004)		0.0110		(0.0113)	—	(d)	(0.0113)
Year Ended February 28, 2017	1.0000	0.0036	(e)	0.0016		0.0052		(0.0048)	—	(d)	(0.0048)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0122		—	(d)	0.0122		(0.0122)	—		(0.0122)
Year Ended February 28, 2019	1.0001	0.0212		0.0002		0.0214		(0.0212)	—	(d)	(0.0212)
Year Ended February 28, 2018	1.0004	0.0122	(e)	(0.0004)		0.0118		(0.0121)	—	(d)	(0.0121)
Year Ended February 28, 2017	1.0000	0.0047	(e)	0.0014		0.0061		(0.0057)	—	(d)	(0.0057)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0123		0.0001		0.0124		(0.0123)	—		(0.0123)
Year Ended February 28, 2019	1.0001	0.0215		0.0002		0.0217		(0.0215)	—	(d)	(0.0215)
Year Ended February 28, 2018	1.0004	0.0124	(e)	(0.0004)		0.0120		(0.0123)	—	(d)	(0.0123)
Year Ended February 28, 2017	1.0000	0.0055	(e)	0.0007		0.0062		(0.0058)	—	(d)	(0.0058)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0120		—	(d)	0.0120		(0.0120)	—		(0.0120)
Year Ended February 28, 2019	1.0001	0.0209		0.0002		0.0211		(0.0209)	—	(d)	(0.0209)
Year Ended February 28, 2018	1.0004	0.0119	(e)	(0.0004)		0.0115		(0.0118)	—	(d)	(0.0118)
Year Ended February 28, 2017	1.0000	0.0044	(e)	0.0014		0.0058		(0.0054)	—	(d)	(0.0054)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0003	0.82%	$875	0.97%	1.64%	3.46%
1.0003	1.36	1,218	0.97	1.30	2.80
1.0001	0.39	2,012	0.97	0.39	2.27
1.0004	0.07	4,289	0.60	0.01	1.20
1.00	0.01	39,558	0.34	0.01	1.18
1.00	0.01	16,897	0.22	0.01	1.16

1.0004	0.71	20	0.17	2.36	0.20

1.0004	1.19	2,467,012	0.26	2.34	0.30
1.0003	2.08	2,474,137	0.26	2.09	0.31
1.0001	1.10	1,494,001	0.26	1.14	0.31
1.0004	0.52	1,002,964	0.26	0.36	0.31
1.00	0.07	8,141,439	0.26	0.07	0.31
1.00	0.01	6,603,508	0.22	0.01	0.31

1.0003	1.22	28,168,220	0.18	2.42	0.20
1.0003	2.16	26,725,832	0.18	2.13	0.21
1.0001	1.18	24,654,174	0.18	1.22	0.21
1.0004	0.61	20,091,103	0.17	0.47	0.21
1.00	0.14	64,690,852	0.18	0.14	0.21
1.00	0.05	66,140,350	0.18	0.05	0.21

1.0004	1.24	5,427,999	0.15	2.43	0.15
1.0003	2.19	1,896,262	0.16	2.13	0.16
1.0001	1.21	2,032,079	0.16	1.24	0.16
1.0004	0.62	2,010,581	0.16	0.55	0.17
1.00	0.17	2,628,508	0.16	0.16	0.16
1.00	0.07	3,749,460	0.16	0.08	0.16

1.0003	1.21	14,702,896	0.21	2.38	0.25
1.0003	2.13	11,691,618	0.21	2.12	0.26
1.0001	1.15	8,567,374	0.21	1.19	0.26
1.0004	0.58	6,081,787	0.20	0.44	0.26
1.00	0.11	20,011,248	0.21	0.10	0.26
1.00	0.02	27,718,738	0.21	0.02	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund* (continued)
Morgan
Six Months Ended August 31, 2019 (Unaudited)	$1.0003	$0.0105		$0.0002		$0.0107		$(0.0105)	$—		$(0.0105)
Year Ended February 28, 2019	1.0001	0.0179		0.0002		0.0181		(0.0179)	—	(d)	(0.0179)
Year Ended February 28, 2018	1.0004	0.0089	(e)	(0.0005)		0.0084		(0.0087)	—	(d)	(0.0087)
Year Ended February 28, 2017	1.0000	0.0014	(e)	0.0012		0.0026		(0.0022)	—	(d)	(0.0022)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0108		0.0001		0.0109		(0.0108)	—		(0.0108)
Year Ended February 28, 2019	1.0001	0.0185		0.0002		0.0187		(0.0185)	—	(d)	(0.0185)
Year Ended February 28, 2018	1.0004	0.0096	(e)	(0.0005)		0.0091		(0.0094)	—	(d)	(0.0094)
Year Ended February 28, 2017	1.0000	0.0020	(e)	0.0013		0.0033		(0.0029)	—	(d)	(0.0029)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0095		0.0002		0.0097		(0.0095)	—		(0.0095)
Year Ended February 28, 2019	1.0001	0.0160		0.0002		0.0162		(0.0160)	—	(d)	(0.0160)
Year Ended February 28, 2018	1.0004	0.0062	(e)	0.0004		0.0066		(0.0069)	—	(d)	(0.0069)
Year Ended February 28, 2017	1.0000	0.0003	(e)	0.0013		0.0016		(0.0012)	—	(d)	(0.0012)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0005	1.07%	$2,772,538	0.51%	2.08%	0.51%
1.0003	1.82	2,395,205	0.52	1.88	0.53
1.0001	0.84	739,866	0.52	0.89	0.56
1.0004	0.26	534,288	0.52	0.14	0.54
1.00	0.01	1,877,099	0.31	0.01	0.52
1.00	0.01	2,278,962	0.22	0.01	0.51

1.0004	1.09	2,306,744	0.45	2.14	0.45
1.0003	1.89	1,884,553	0.45	1.90	0.46
1.0001	0.91	1,093,169	0.45	0.96	0.46
1.0004	0.33	687,368	0.45	0.20	0.46
1.00	0.02	2,030,985	0.30	0.02	0.46
1.00	0.01	1,589,780	0.22	0.01	0.46

1.0005	0.97	10,766	0.70	1.90	0.98
1.0003	1.64	13,024	0.70	1.57	0.85
1.0001	0.66	15,846	0.70	0.62	0.76
1.0004	0.16	99,446	0.58	0.03	0.71
1.00	0.01	930,188	0.31	0.01	0.71
1.00	0.01	1,154,468	0.22	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.0000	$0.0068	$0.0001		$0.0069	$(0.0068)	$—		$(0.0068)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0123	0.0000	(f)	0.0123	(0.0123)	0.0000	(f)	(0.0123)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.0000	0.0072	0.0001		0.0073	(0.0072)	—		(0.0072)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0131	0.0000	(f)	0.0131	(0.0131)	0.0000	(f)	(0.0131)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.0000	0.0073	0.0001		0.0074	(0.0073)	—		(0.0073)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0133	0.0000	(f)	0.0133	(0.0133)	0.0000	(f)	(0.0133)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.0000	0.0070	0.0001		0.0071	(0.0070)	—		(0.0070)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0128	0.0000	(f)	0.0128	(0.0128)	0.0000	(f)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.00005.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0001	0.69%	$58,770	0.26%	1.33%	0.37%
1.0000	1.24	17,148	0.26	1.36	2.96

1.0001	0.73	123,200	0.18	1.41	0.25
1.0000	1.32	72,933	0.18	1.42	0.40

1.0001	0.74	527,178	0.16	1.43	0.18
1.0000	1.34	475,368	0.16	1.32	0.23

1.0001	0.72	275,114	0.21	1.39	0.29
1.0000	1.29	377,900	0.21	1.40	0.37

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
JPMorgan Securities Lending Money Market Fund
Agency SL
Six Months Ended August 31, 2019 (Unaudited)	$1.0001	$0.0126	$0.0000	(e)	$0.0126	$(0.0126)
September 19, 2018 (f) through February 28, 2019	1.0000	0.0109	0.0001		0.0110	(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(e)	Amount rounds to less than $0.00005.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0001	1.26%	$3,595,407	0.06%	2.50%	0.16%
1.0001	1.10	2,865,539	0.06	2.53	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Class C
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.82%	$19,821	0.97%	1.63%	1.18%
1.00	1.34	22,073	0.97	1.34	1.19
1.00	0.40	22,267	0.97	0.38	1.20
1.00	0.04	33,104	0.55	0.01	1.18
1.00	0.01	505,609	0.33	0.01	1.18
1.00	0.01	704,276	0.24	0.01	1.17

1.00	1.18	735,845	0.26	2.33	0.31
1.00	2.06	542,003	0.26	2.13	0.33
1.00	1.11	158,527	0.26	1.16	0.34
1.00	0.45	36,107	0.26	0.39	0.35
1.00	0.08	71,741	0.26	0.07	0.33
1.00	0.01	95,650	0.24	0.01	0.32

1.00	1.22	1,427,138	0.18	2.39	0.21
1.00	2.14	558,492	0.18	2.16	0.23
1.00	1.19	98,814	0.18	1.36	0.24
1.00	0.53	105,366	0.18	0.38	0.22
1.00	0.16	2,071,483	0.18	0.15	0.22
1.00	0.07	2,889,536	0.18	0.06	0.22

1.00	0.01	—	0.54	0.01	1.08
1.00	0.01	1,758,478	0.30	0.01	1.07
1.00	0.03	7,497,985	0.22	0.03	1.07

1.00	1.21	3,216,213	0.21	2.38	0.26
1.00	2.11	2,717,544	0.21	2.17	0.28
1.00	1.16	988,333	0.21	1.21	0.29
1.00	0.50	286,502	0.21	0.37	0.28
1.00	0.13	6,630,618	0.21	0.13	0.28
1.00	0.04	6,692,633	0.21	0.04	0.27

1.00	1.05	7,482	0.51	2.08	0.52
1.00	1.81	8,147	0.51	1.79	0.54
1.00	0.86	8,616	0.51	0.89	0.55
1.00	0.21	3,933	0.51	0.07	0.53
1.00	0.02	117,816	0.32	0.01	0.53
1.00	0.01	116,196	0.23	0.01	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions

JPMorgan Liquid Assets Money Market Fund (continued)
Morgan
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.01%	$401,655	0.59%	2.00%	0.64%
1.00	1.73	307,584	0.59	1.76	0.68
1.00	0.78	156,049	0.59	0.78	0.70
1.00	0.16	144,168	0.54	0.04	0.64
1.00	0.01	1,609,448	0.33	0.01	0.63
1.00	0.01	1,684,561	0.24	0.01	0.62

1.00	1.08	2,219,353	0.45	2.13	0.46
1.00	1.87	1,140,955	0.45	1.93	0.48
1.00	0.92	353,810	0.45	0.95	0.49
1.00	0.26	156,136	0.45	0.18	0.48
1.00	0.02	132,337	0.32	0.02	0.48
1.00	0.01	118,152	0.24	0.01	0.47

1.00	0.96	3,807	0.70	1.90	0.90
1.00	1.61	4,548	0.70	1.59	0.74
1.00	0.67	6,527	0.70	0.65	0.74
1.00	0.12	7,672	0.55	0.02	0.73
1.00	0.01	189,404	0.33	0.01	0.73
1.00	0.01	172,653	0.24	0.01	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Academy
May 15, 2019 (d) through August 31, 2019 (Unaudited)	$1.00	$0.01	(e)	$—	(f)	$0.01		$(0.01)		$—		$(0.01)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Direct (g)
For the period ended November 22, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Eagle Class (h)
For the Period Ended June 11, 2019 (Unaudited)	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Eagle Private Wealth Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
August 18, 2017 (d) through February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

E*Trade
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
March 9, 2016 (d) through February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Direct Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(h)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.65%	$20	0.18%	2.19%	0.20%

1.00	1.09	13,604,616	0.26	2.16	0.30
1.00	1.82	11,112,454	0.26	1.79	0.31
1.00	0.81	13,906,062	0.26	0.80	0.31
1.00	0.22	12,887,975	0.25	0.22	0.31
1.00	0.02	7,594,151	0.15	0.02	0.31
1.00	0.01	7,428,617	0.08	0.01	0.31

1.00	1.13	79,735,586	0.18	2.24	0.20
1.00	1.90	73,390,258	0.18	1.87	0.21
1.00	0.89	92,747,537	0.18	0.88	0.21
1.00	0.33	86,200,153	0.14	0.35	0.21
1.00	0.04	28,046,995	0.14	0.04	0.21
1.00	0.01	32,973,407	0.07	0.01	0.21

1.00	0.49	—	0.30	0.65	0.31
1.00	0.19	193,840	0.29	0.16	0.31
1.00	0.02	870,118	0.18	0.02	0.31
1.00	0.01	294,989	0.07	0.01	0.31

1.00	0.50	—	0.70	1.78	0.70
1.00	1.37	3,858,134	0.70	1.45	0.71
1.00	0.37	1,172,819	0.70	0.36	0.71
1.00	0.01	1,215,409	0.49	0.01	0.71
1.00	0.01	437,372	0.18	0.01	0.71
1.00	0.01	351,014	0.07	0.01	0.71

1.00	1.08	21	0.29	2.13	0.39
1.00	1.77	20	0.30	1.76	1.11
1.00	0.49	20	0.30	0.92	0.33

1.00	0.71	271,705	1.00	1.42	1.05
1.00	1.07	274,993	1.00	1.04	1.06
1.00	0.13	291,828	0.97	0.17	1.06
1.00	0.02	66,010	0.56	0.01	1.07

1.00	1.15	6,353,040	0.15	2.27	0.15
1.00	1.92	6,108,975	0.16	1.95	0.16
1.00	0.91	2,493,731	0.16	0.96	0.16
1.00	0.33	589,694	0.14	0.34	0.16
1.00	0.05	648,289	0.13	0.05	0.16
1.00	0.01	1,142,811	0.07	0.01	0.16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(e)	$—	(f)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Investor
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Service
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.12%	$41,945,915	0.21%	2.21%	0.25%
1.00	1.87	41,868,607	0.21	1.88	0.26
1.00	0.86	32,544,047	0.21	0.85	0.26
1.00	0.30	36,869,073	0.17	0.33	0.26
1.00	0.04	8,704,148	0.15	0.03	0.26
1.00	0.01	8,279,641	0.07	0.01	0.26

1.00	0.97	861,904	0.50	1.93	0.50
1.00	1.57	1,127,675	0.50	1.60	0.50
1.00	0.56	748,306	0.51	0.54	0.51
1.00	0.03	919,604	0.42	0.02	0.51
1.00	0.01	3,856,545	0.18	0.01	0.51
1.00	0.01	3,066,013	0.07	0.01	0.51

1.00	0.92	1,877,118	0.59	1.83	0.60
1.00	1.48	1,660,477	0.59	1.49	0.61
1.00	0.48	1,231,217	0.59	0.44	0.61
1.00	0.02	2,460,361	0.46	0.02	0.61
1.00	0.01	2,229,161	0.17	0.01	0.61
1.00	0.01	2,039,361	0.08	0.01	0.61

1.00	0.99	3,922,086	0.45	1.97	0.45
1.00	1.62	2,945,521	0.45	1.59	0.46
1.00	0.62	5,500,002	0.45	0.60	0.46
1.00	0.06	7,765,009	0.42	0.06	0.46
1.00	0.01	7,570,828	0.18	0.01	0.46
1.00	0.01	3,441,795	0.07	0.01	0.46

1.00	0.87	19,353	0.70	1.72	0.71
1.00	1.37	19,468	0.70	1.28	0.71
1.00	0.37	59,334	0.70	0.33	0.71
1.00	0.01	119,542	0.49	0.01	0.71
1.00	0.01	16,298	0.12	0.01	0.71
1.00	0.01	150,289	0.08	0.01	0.71

1.00	0.69	1,585,429	1.05	1.38	1.05
1.00	1.02	2,993,274	1.05	1.08	1.05
1.00	0.09	1,649,354	0.93	0.08	1.06
1.00	0.01	2,439,027	0.50	0.01	1.06
1.00	0.01	395,656	0.15	0.01	1.06
1.00	0.01	913,521	0.07	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
September 22, 2017 (g) through February 28, 2018	1.00	0.01	(d)	(0.01)		—	(e)	—	(e)	—	(e)	—	(e)

Direct (h)
For the period ended November 22, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.
(h)	Direct Shares of JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.72%		$288,773	0.97%	1.45%		1.15%
1.00	1.11		375,230	0.97	1.09		1.16
1.00	0.15		417,056	0.90	0.13		1.16
1.00	0.00	(f)	578,579	0.48	0.00	(f)	1.16
1.00	0.00	(f)	154,988	0.15	0.00	(f)	1.16
1.00	0.00	(f)	168,863	0.07	0.00	(f)	1.16

1.00	1.09		2,225,012	0.26	2.15		0.30
1.00	1.83		2,013,982	0.26	1.90		0.30
1.00	0.81		930,654	0.26	0.82		0.31
1.00	0.18		837,723	0.26	0.17		0.31
1.00	0.01		956,921	0.15	0.01		0.31
1.00	0.00	(f)	858,260	0.07	0.00	(f)	0.31

1.00	1.13		9,375,597	0.18	2.22		0.20
1.00	1.91		6,425,187	0.18	1.92		0.20
1.00	0.47		3,501,095	0.18	1.17		0.21

1.00	0.48		—	0.30	0.71		0.31
1.00	0.14		5,812	0.30	0.09		0.31
1.00	0.01		672,625	0.13	0.00	(f)	0.31
1.00	0.00	(f)	1,222,018	0.07	0.00	(f)	0.31

1.00	1.14		405,866	0.15	2.30		0.15
1.00	1.93		1,451,488	0.15	1.87		0.15
1.00	0.90		3,051,574	0.16	0.81		0.16
1.00	0.28		7,449,646	0.16	0.29		0.16
1.00	0.04		4,788,250	0.12	0.04		0.16
1.00	0.00	(f)	3,045,746	0.07	0.00	(f)	0.16

1.00	1.11		17,198,227	0.21	2.20		0.25
1.00	1.88		17,766,429	0.21	1.89		0.25
1.00	0.86		13,500,900	0.21	0.84		0.26
1.00	0.23		14,813,061	0.21	0.24		0.26
1.00	0.02		8,736,623	0.13	0.02		0.26
1.00	0.00	(f)	6,516,731	0.07	0.00	(f)	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.96%		$34,823	0.50%	1.90%		0.50%
1.00	1.58		28,583	0.51	1.57		0.51
1.00	0.55		48,818	0.51	0.52		0.51
1.00	0.02		71,303	0.42	0.02		0.51
1.00	0.00	(f)	89,016	0.14	0.00	(f)	0.51
1.00	0.00	(f)	181,909	0.07	0.00	(f)	0.51

1.00	0.92		831,368	0.59	1.81		0.60
1.00	1.49		634,508	0.59	1.55		0.61
1.00	0.47		283,619	0.59	0.48		0.62
1.00	0.00	(f)	244,830	0.43	0.00	(f)	0.61
1.00	0.00	(f)	706,209	0.15	0.00	(f)	0.61
1.00	0.00	(f)	734,788	0.07	0.00	(f)	0.61

1.00	0.99		1,136,532	0.45	1.96		0.45
1.00	1.63		981,194	0.45	1.68		0.45
1.00	0.61		611,645	0.45	0.61		0.46
1.00	0.03		640,584	0.41	0.04		0.46
1.00	0.00	(f)	244,258	0.14	0.00	(f)	0.46
1.00	0.00	(f)	383,019	0.07	0.00	(f)	0.46

1.00	0.86		5,972	0.70	1.71		0.72
1.00	1.38		6,986	0.70	1.34		0.71
1.00	0.37		12,246	0.70	0.28		0.71
1.00	0.00	(f)	109,454	0.40	0.00	(f)	0.71
1.00	0.00	(f)	679,587	0.15	0.00	(f)	0.71
1.00	0.00	(f)	847,101	0.07	0.00	(f)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	$—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	$—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	$—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.07%	$196,893	0.26%	2.10%		0.31%
1.00	1.80	148,122	0.26	1.82		0.31
1.00	0.80	127,451	0.26	0.77		0.33
1.00	0.20	133,227	0.26	0.19		0.35
1.00	0.02	233,955	0.16	0.02		0.33
1.00	0.01	84,778	0.07	0.00	(f)	0.35

1.00	1.10	2,141,176	0.21	2.19		0.26
1.00	1.85	3,417,418	0.21	1.85		0.26
1.00	0.85	2,668,613	0.21	0.84		0.28
1.00	0.25	2,767,271	0.21	0.25		0.30
1.00	0.03	3,615,992	0.13	0.03		0.28
1.00	0.01	3,995,934	0.06	0.01		0.30

1.00	0.91	34,008	0.59	1.79		0.66
1.00	1.46	29,289	0.59	1.45		0.70
1.00	0.46	32,224	0.59	0.44		0.69
1.00	0.02	53,090	0.42	0.01		0.67
1.00	0.01	131,723	0.16	0.01		0.65
1.00	0.01	111,292	0.07	0.01		0.65

1.00	0.98	141,898	0.45	1.93		0.46
1.00	1.60	155,001	0.45	1.54		0.47
1.00	0.60	229,795	0.45	0.65		0.48
1.00	0.04	109,282	0.41	0.04		0.50
1.00	0.01	171,808	0.14	0.01		0.49
1.00	0.01	219,792	0.06	0.01		0.50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.06%		$3,634,173	0.26%	2.10%		0.30%
1.00	1.79		2,567,061	0.26	1.81		0.31
1.00	0.79		1,981,066	0.26	0.80		0.31
1.00	0.15		1,848,739	0.26	0.15		0.31
1.00	0.01		1,895,744	0.10	0.01		0.31
1.00	0.00	(f)	1,700,093	0.05	0.00		0.31

1.00	1.11		29,836,916	0.18	2.18		0.20
1.00	1.88		23,528,259	0.18	1.88		0.21
1.00	0.87		19,208,530	0.18	0.89		0.21
1.00	0.23		11,630,048	0.18	0.23		0.21
1.00	0.02		9,678,309	0.08	0.01		0.21
1.00	0.00	(f)	8,717,551	0.04	0.00		0.21

1.00	1.09		20,527,865	0.21	2.15		0.25
1.00	1.84		17,858,556	0.21	1.87		0.26
1.00	0.84		11,098,506	0.21	0.83		0.26
1.00	0.20		9,414,776	0.21	0.21		0.26
1.00	0.01		7,378,773	0.08	0.01		0.26
1.00	0.00	(f)	10,302,127	0.04	0.00		0.26

1.00	0.90		1,918,740	0.59	1.78		0.60
1.00	1.46		2,009,129	0.59	1.45		0.61
1.00	0.45		1,617,985	0.59	0.46		0.61
1.00	0.00	(f)	1,148,892	0.40	0.00	(f)	0.61
1.00	0.00	(f)	1,990,677	0.10	0.00	(f)	0.61
1.00	0.00	(f)	1,477,551	0.05	0.00		0.61

1.00	0.97		2,388,045	0.45	1.93		0.45
1.00	1.60		2,059,307	0.45	1.65		0.46
1.00	0.59		848,906	0.45	0.59		0.46
1.00	0.02		857,883	0.38	0.02		0.46
1.00	0.00	(f)	1,219,310	0.10	0.00	(f)	0.46
1.00	0.00	(f)	1,259,597	0.04	0.00		0.46

1.00	0.84		2,074,679	0.70	1.66		0.70
1.00	1.35		1,561,835	0.70	1.42		0.71
1.00	0.35		258,002	0.70	0.41		0.71
1.00	0.00	(f)	75,190	0.41	0.00		0.71
1.00	0.00	(f)	108,109	0.14	0.00	(f)	0.71
1.00	0.00	(f)	46,667	0.04	0.00		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.68%	$774,805	0.26%	1.35%	0.30%
1.00	1.24	1,063,941	0.26	1.23	0.31
1.00	0.68	831,137	0.26	0.70	0.31
1.00	0.27	437,689	0.25	0.26	0.31
1.00	0.03	344,578	0.05	0.01	0.31
1.00	0.02	322,389	0.07	0.01	0.31

1.00	0.70	9,957,349	0.21	1.40	0.25
1.00	1.29	12,402,297	0.21	1.27	0.26
1.00	0.73	11,970,538	0.21	0.73	0.26
1.00	0.32	10,567,571	0.20	0.31	0.26
1.00	0.03	10,007,028	0.04	0.01	0.26
1.00	0.02	11,663,024	0.07	0.01	0.26

1.00	0.51	11,610	0.59	1.00	0.66
1.00	0.90	9,884	0.59	0.89	0.68
1.00	0.35	9,555	0.59	0.34	0.66
1.00	0.05	11,468	0.44	0.04	0.62
1.00	0.03	111,381	0.04	0.01	0.62
1.00	0.02	109,439	0.08	0.01	0.61

1.00	0.58	924,455	0.45	1.15	0.45
1.00	1.04	1,062,712	0.45	1.03	0.46
1.00	0.49	1,560,291	0.45	0.48	0.46
1.00	0.12	1,713,414	0.38	0.10	0.46
1.00	0.03	2,984,160	0.04	0.01	0.46
1.00	0.02	2,593,113	0.07	0.01	0.46

1.00	0.45	1,667,480	0.70	0.91	0.70
1.00	0.79	2,028,976	0.70	0.78	0.71
1.00	0.24	2,511,847	0.70	0.23	0.71
1.00	0.02	2,650,165	0.47	0.02	0.71
1.00	0.03	4,220,927	0.04	0.01	0.71
1.00	0.02	4,208,768	0.07	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class (f)
For the Period Ended June 11, 2019 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
July 1, 2016 (g) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (h)
For the Period Ended September 21, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2019	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.
(g)	Commencement of offering of class of shares.
(h)	E*Trade Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.69%	$127,283	0.26%	1.36%	0.33%
1.00	1.26	127,136	0.26	1.25	0.33
1.00	0.73	140,809	0.26	0.76	0.35
1.00	0.33	35,608	0.23	0.20	0.33
1.00	0.01	193,260	0.08	0.01	0.32
1.00	0.01	81,196	0.12	0.01	0.32

1.00	0.28	—	0.70	1.00	0.73
1.00	0.82	565,483	0.70	0.80	0.73
1.00	0.29	549,053	0.70	0.27	0.75
1.00	0.04	619,001	0.67	0.04	0.76

1.00	0.01	—	0.41	0.01	1.07
1.00	0.01	1,935,318	0.08	0.01	1.07
1.00	0.01	2,000,898	0.13	0.01	1.07

1.00	0.71	1,958,463	0.21	1.42	0.28
1.00	1.31	2,003,502	0.21	1.30	0.28
1.00	0.78	1,575,116	0.21	0.83	0.31
1.00	0.37	303,233	0.21	0.39	0.30
1.00	0.01	132,605	0.08	0.01	0.27
1.00	0.01	188,480	0.13	0.01	0.27

1.00	0.52	22,106	0.59	1.02	0.65
1.00	0.93	15,899	0.59	0.92	0.65
1.00	0.40	13,794	0.59	0.28	0.63
1.00	0.08	312,787	0.49	0.07	0.64
1.00	0.01	387,521	0.08	0.01	0.62
1.00	0.01	353,483	0.13	0.01	0.62

1.00	0.59	125,310	0.45	1.18	0.49
1.00	1.07	129,260	0.45	1.06	0.48
1.00	0.54	116,319	0.45	0.57	0.51
1.00	0.16	31,528	0.41	0.12	0.49
1.00	0.01	28,451	0.08	0.01	0.47
1.00	0.01	29,376	0.13	0.01	0.47

1.00	0.29	140,519	1.05	0.59	1.08
1.00	0.47	256,953	1.05	0.46	1.08
1.00	0.07	282,024	0.91	0.05	1.09
1.00	0.03	363,754	0.54	0.01	1.09
1.00	0.01	515,523	0.08	0.01	1.07
1.00	0.01	397,469	0.12	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Prime Money Market Fund	Class C, Academy(1), Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund(2)	Agency, Capital, IM and Institutional Class	JPMIV	Diversified
JPMorgan Securities Lending Money Market Fund(3)	Agency SL	JPMIV	Diversified
JPMorgan Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade(4), Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Academy(1), Agency, Capital, Direct(5), Eagle Class(6), Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Class C, Agency, Capital, Direct(5), IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, Eagle Class(6), E*Trade(4), Institutional Class, Morgan, Premier and Service	JPM II	Diversified

(1)	Commenced operations on May 15, 2019.
(2)	The JPMorgan Institutional Tax Free Money Market Fund commenced operations on March 1, 2018.
(3)	The JPMorgan Securities Lending Money Market Fund commenced operations on September 19, 2018.
(4)	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund and JPMorgan Municipal Money Market Fund had no assets from the close of business on October 19, 2016 and September 21, 2016, respectively.
(5)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(6)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to aim to provide current income while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

132	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

The Liquid Assets Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Boards of Trustees of the Trusts (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a Retail or Government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Academy, Agency, Agency SL, Capital, Direct, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

For the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$55,459,034	$—	$55,459,034

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$998,319	$—	$998,319

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,598,060	$—	$3,598,060

The following is a summary of the inputs used as of August 31, 2019, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$8,055,100	$—	$8,055,100

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$149,997,083	$—	$149,997,083

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$30,940,269	$—	$30,940,269

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,486,623	$—	$2,486,623

134	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$63,050,324	$—	$63,050,324

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$13,541,043	$—	$13,541,043

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,382,873	$—	$2,382,873

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.
The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax Free Money Market Fund and Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Tax Free Money Market Fund and Municipal Money Market Fund had delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for investment securities sold — delayed delivery securities and Payable for investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed on the SOIs.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

E. Offering and Organization Costs — Total offering costs of $119,279 and $44,004 paid in connection with the offering of shares of Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively, are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of Institutional Tax Free Money Fund and Securities Lending Money Market Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the six months ended August 31, 2019, total offering costs amortized were $327 and $22,424 for the Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
Class C	$12	n/a	n/a	$2		n/a		$4	n/a	n/a	n/a	n/a
Academy	n/a	n/a	n/a	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Agency	45	$12	n/a	5		$124		19	$1	$32	$11	$2
Agency SL	n/a	n/a	$25	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Capital	335	15	n/a	3		846		63	n/a	253	n/a	n/a
Direct	n/a	n/a	n/a	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Eagle Class	n/a	n/a	n/a	n/a		13		n/a	n/a	n/a	n/a	3
Eagle Private Wealth Class	n/a	n/a	n/a	n/a		—	(a)	n/a	n/a	n/a	n/a	n/a
E*Trade	n/a	n/a	n/a	n/a		3		n/a	n/a	n/a	n/a	n/a
IM	79	14	n/a	n/a		58		18	n/a	n/a	n/a	n/a
Institutional Class	164	18	n/a	28		385		187	40	191	122	19
Investor	n/a	n/a	n/a	—	(a)	9		1	n/a	n/a	n/a	n/a
Morgan	178	n/a	n/a	53		48		16	10	42	3	2
Premier	44	n/a	n/a	12		41		12	3	22	10	2
Reserve	15	n/a	n/a	4		1		1	n/a	17	19	n/a
Service	n/a	n/a	n/a	n/a		21		n/a	n/a	n/a	n/a	2

Total	$872	$59	$25	$107		$1,549		$321	$54	$557	$165	$30

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

136	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

J. New Accounting Pronouncement — In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, Eagle Class, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Academy, Agency, Agency SL, Capital, Direct, Eagle Private Wealth Class, IM, Institutional Class, Investor and Premier Shares of the Funds do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	n/a	0.25%	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.75	n/a	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.25%	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.25	0.60	0.10	n/a	0.60

JPMDS waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the six months ended August 31, 2019, JPMDS retained the following amounts (in thousands):

CDSC
Liquid Assets Money Market Fund	$—	(a)
U.S. Treasury Plus Money Market Fund	—	(a)

(a)	Amount rounds to less than one thousand.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Agency SL and IM Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class C	Academy	Agency	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.25%	0.05%	0.15%	0.05%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.25	n/a	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.05	0.15	0.05	0.15%	0.30%	0.15%
U.S. Treasury Plus Money Market Fund	0.25	n/a	0.15	0.05	0.15	n/a	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.30	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.30%	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.30	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	n/a	0.30

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

138	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares of the Prime Money Market Fund, U.S. Government Money Market Fund and the U.S. Treasury Plus Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class C	Academy	Agency	Agency SL	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.97%	0.18%	0.26%	n/a	0.18%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	0.06	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.97	n/a	0.26	n/a	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.18	0.26	n/a	0.18	0.30%	0.70%	0.30%
U.S. Treasury Plus Money Market Fund	0.97	n/a	0.26	n/a	0.18	0.30	n/a	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	0.70	n/a

	E*Trade	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	n/a	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	1.00%	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	1.00	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	n/a	1.05

The expense limitation agreements were in effect for the six months ended August 31, 2019, and are in place until at least June 30, 2020. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2019. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$5	$—	$5,670	$5,675	$13
Institutional Tax Free Money Market Fund	57	38	128	223	8
Securities Lending Money Market Fund	956	637	—	1,593	22
Liquid Assets Money Market Fund	113	75	1,139	1,327	—
U.S. Government Money Market Fund	14	—	17,585	17,599	—
U.S. Treasury Plus Money Market Fund	3	—	4,463	4,466	—
Federal Money Market Fund	79	53	532	664	—
100% U.S. Treasury Securities Money Market Fund	5	—	6,547	6,552	—
Tax Free Money Market Fund	—	—	2,424	2,424	—
Municipal Money Market Fund	278	185	455	918	—

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended August 31, 2019, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$327,440	$1,219,364	$—
Tax Free Money Market Fund	1,339,568	989,640	—
Municipal Money Market Fund	303,817	671,163	—

4. Class Specific Expenses

The Funds’ class specific gross expenses for the six months ended August 31, 2019 were as follows (amounts in thousands):

	Distribution	Service
Prime Money Market Fund
Class C	$4	$1
Academy	—	—	(a)
Agency	—	1,840
Capital	—	6,479
Institutional Class	—	6,513
Morgan	—	4,505
Premier	—	3,161
Reserve	14	17

	$18	$22,516

Institutional Tax Free Money Market Fund
Agency	$—	$38
Capital	—	34
Institutional Class	—	148

	$—	$220

Liquid Assets Money Market Fund
Class C	$81	$27
Agency	—	457
Capital	—	266
Institutional Class	—	1,400
Investor	—	12
Morgan	184	644
Premier	—	2,460
Reserve	5	6

	$270	$5,272

140	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Distribution	Service
U.S. Government Money Market Fund
Academy	$—	$—	(a)
Agency	—	9,012
Capital	—	19,002
Eagle Class	2,275	2,730
Eagle Private Wealth Class	—	—	(a)
E*Trade	828	414
Institutional Class	—	19,649
Investor	—	1,836
Morgan	902	3,157
Premier	—	5,479
Reserve	24	28
Service	7,291	3,645

	$11,320	$64,952

U.S. Treasury Plus Money Market Fund
Class C	$1,299	$433
Agency	—	1,617
Capital	—	1,825
Institutional Class	—	8,483
Investor	—	57
Morgan	367	1,285
Premier	—	1,554
Reserve	8	9

	$1,674	$15,263

Federal Money Market Fund
Agency	$—	$149
Institutional Class	—	1,266
Morgan	17	58
Premier	—	222

	$17	$1,695

100% U.S. Treasury Securities Money Market Fund
Agency	$—	$2,515
Capital	—	6,659
Institutional Class	—	9,248
Morgan	993	3,476
Premier	—	3,563
Reserve	2,394	2,872

	$3,387	$28,333

Tax Free Money Market Fund
Agency	$—	$680
Institutional Class	—	5,715
Morgan	5	20
Premier	—	1,525
Reserve	2,221	2,665

	$2,226	$10,605

Municipal Money Market Fund
Agency	$—	$102
Eagle Class	350	419
Institutional Class	—	1,062
Morgan	10	36
Premier	—	196
Service	630	315

	$990	$2,130

(a)	Amount rounds to less than one thousand.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$55,447,724	$12,938	$1,628	$11,310
Institutional Tax Free Money Market Fund	998,265	58	4	54
Securities Lending Money Market Fund	3,597,711	542	193	349

As of February 28, 2019, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Government Money Market Fund	$2,492	$9
U.S. Treasury Plus Money Market Fund	76	—
100% U.S. Treasury Securities Money Market Fund	118	—

Net Capital Losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of February 28, 2019, the following Fund deferred to March 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
U.S. Government Money Market Fund	$1,749	$(17)
U.S. Treasury Plus Money Market Fund	242	(85)
100% U.S. Treasury Securities Money Market Fund	94	(39)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

As of August 31, 2019, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the six months ended August 31, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$14,218	64	$95

Interest earned as a result of lending money to another fund for the six months ended August 31, 2019, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

142	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliates Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliates Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	68.3%	—	—
Institutional Tax Free Money Market Fund	1	99.7	—	—
Securities Lending Money Market Fund	—	—	1	100.0%
Liquid Assets Money Market Fund	1	62.4	—	—
U.S. Government Money Market Fund	1	28.1	1	11.5
U.S. Treasury Plus Money Market Fund	1	21.6	2	42.4
Federal Money Market Fund	1	59.6	1	23.7
100% U.S. Treasury Securities Money Market Fund	1	45.3	1	10.3
Tax Free Money Market Fund	1	50.1	1	40.0
Municipal Money Market Fund	2	91.6	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Institutional Tax Free Money Market Fund, Municipal Money Market Fund and Tax Free Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Institutional Tax Free Money Market Fund, Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	143

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Class C
Actual*	$1,000.00	$1,008.20	$4.90	0.97%
Hypothetical*	1,000.00	1,020.26	4.93	0.97
Academy
Actual**	1,000.00	1,007.10	0.51	0.17
Hypothetical*	1,000.00	1,024.28	0.87	0.17
Agency
Actual*	1,000.00	1,011.90	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,012.20	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
IM
Actual*	1,000.00	1,012.40	0.76	0.15
Hypothetical*	1,000.00	1,024.38	0.76	0.15
Institutional Class
Actual*	1,000.00	1,012.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,010.70	2.58	0.51
Hypothetical*	1,000.00	1,022.57	2.59	0.51
Premier
Actual*	1,000.00	1,010.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,009.70	3.54	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

144	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,006.90	$1.31	0.26%
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,007.30	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
IM
Actual*	1,000.00	1,007.40	0.81	0.16
Hypothetical*	1,000.00	1,024.33	0.81	0.16
Institutional Class
Actual*	1,000.00	1,007.20	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21

JPMorgan Securities Lending Money Market Fund
Agency SL
Actual*	1,000.00	1,012.60	0.30	0.06
Hypothetical*	1,000.00	1,024.83	0.31	0.06

JPMorgan Liquid Assets Money Market Fund
Class C
Actual*	1,000.00	1,008.20	4.90	0.97
Hypothetical*	1,000.00	1,020.26	4.93	0.97
Agency
Actual*	1,000.00	1,011.80	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,012.20	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
Institutional Class
Actual*	1,000.00	1,012.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Investor
Actual*	1,000.00	1,010.50	2.58	0.51
Hypothetical*	1,000.00	1,022.57	2.59	0.51
Morgan
Actual*	1,000.00	1,010.10	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,010.80	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,009.60	3.54	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

JPMorgan U.S. Government Money Market Fund
Academy
Actual**	1,000.00	1,006.50	0.54	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
Agency
Actual*	1,000.00	1,010.90	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,011.30	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
Eagle Private Wealth Class
Actual*	$1,000.00	$1,010.80	$1.47	0.29%
Hypothetical*	1,000.00	1,023.68	1.48	0.29
E*Trade
Actual*	1,000.00	1,007.10	5.05	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00
IM
Actual*	1,000.00	1,011.50	0.76	0.15
Hypothetical*	1,000.00	1,024.38	0.76	0.15
Institutional Class
Actual*	1,000.00	1,011.20	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Investor
Actual*	1,000.00	1,009.70	2.53	0.50
Hypothetical*	1,000.00	1,022.62	2.54	0.50
Morgan
Actual*	1,000.00	1,009.20	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,008.70	3.53	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70
Service
Actual*	1,000.00	1,006.90	5.30	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Actual*	1,000.00	1,007.20	4.89	0.97
Hypothetical*	1,000.00	1,020.26	4.93	0.97
Agency
Actual*	1,000.00	1,010.90	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,011.30	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
IM
Actual*	1,000.00	1,011.40	0.76	0.15
Hypothetical*	1,000.00	1,024.38	0.76	0.15
Institutional Class
Actual*	1,000.00	1,011.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Investor
Actual*	1,000.00	1,009.60	2.53	0.50
Hypothetical*	1,000.00	1,022.62	2.54	0.50
Morgan
Actual*	1,000.00	1,009.20	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45

146	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Reserve
Actual*	$1,000.00	$1,008.60	$3.53	0.70%
Hypothetical*	1,000.00	1,021.62	3.56	0.70

JPMorgan Federal Money Market Fund
Agency
Actual*	1,000.00	1,010.70	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual*	1,000.00	1,011.00	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,009.10	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.80	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,010.60	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,011.10	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
Institutional Class
Actual*	1,000.00	1,010.90	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,009.00	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.70	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,008.40	3.53	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

JPMorgan Tax Free Money Market Fund
Agency
Actual*	1,000.00	1,006.80	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual*	1,000.00	1,007.00	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,005.10	2.97	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,005.80	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,004.50	3.53	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	147

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Municipal Money Market Fund
Agency
Actual*	$1,000.00	$1,006.90	$1.31	0.26%
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual*	1,000.00	1,007.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,005.20	2.97	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,005.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Service
Actual*	1,000.00	1,002.90	5.29	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 109/366 (to reflect the one-half year period). Commencement of operations was May 15, 2019.

148	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed

150	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Institutional Tax Free Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and Securities Lending Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Adviser.

The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s performance for the Institutional shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the second, first, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Morgan shares was in the fifth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the fifth, fourth, and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted the performance of the Institutional Tax Free Money Market Fund since its inception on March 1, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s performance for the Institutional shares was in the first quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the first quintile based on the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Government Money Market Fund’s performance for the Institutional shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the first, second, and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Morgan shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the third, second, and second

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Service shares was in the fifth quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s performance for the Institutional shares was in the first, second, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the second, second, and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2018, respectively, and in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Federal Money Market Fund’s performance for the Institutional shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the first quintile based upon the Peer Group for each of the one-, three, and five-year periods ended December 31, 2018, and the third, second, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s performance for the Institutional shares was in the second quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the second, second, and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Tax Free Money Market Fund’s performance for the Institutional shares was in the second, third, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the first, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Morgan shares was in the first and fourth quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Municipal Money Market Fund’s performance for the Institutional shares was in the first, first, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the first and fourth quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Service shares was in the third and fourth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the fifth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted the performance of the Securities Lending Money Market Fund since its inception on September 19, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each

152	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had the Fee Caps in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for the Institutional shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fifth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Institutional Tax Free Money Market Fund’s net advisory fee and actual total expenses for the Institutional shares were in the third quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee and actual total expenses for the Institutional shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee for Institutional shares was in the second quintile based upon both the Peer Group and Universe, and the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Morgan shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for the Service shares were in the second and fifth quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee and actual total expenses for the Institutional shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Morgan shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Federal Money Market Fund’s net advisory fee for the Institutional shares was in the second quintiles based upon both the Peer Group and Universe, and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Morgan shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee and the actual total expenses for the Institutional shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Morgan shares was in the first quintile based upon both the Peer Group and Universe and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for Institutional shares was in the first and third quintiles based upon the Peer Group and Universe, respectively,

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the second and third quintiles, based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Institutional shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Service shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fifth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Securities Lending Money Market Fund’s net advisory fee and actual total expenses for the Agency SL shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

154	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-MMKT-819

Semi-Annual Report

J.P. Morgan SMA Funds

August 31, 2019 (Unaudited)

JPMorgan Core Focus SMA Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-766-7722 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	1

JPMorgan Core Focus SMA Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund*	6.50%
Bloomberg Barclays U.S. Aggregate Index	8.02%

Net Assets as of 8/31/2019	$27,656,283
Duration as of 8/31/2019	3.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Focus SMA Fund (the “Fund”) seeks to maximize total return.

HOW DID THE MARKET PERFORM?

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued economic growth, buoyant corporate earnings and the first reduction in benchmark interest rates in a more than decade from the U.S. Federal Reserve (the “Fed”). Global bond markets generally provided positive returns, particularly in emerging markets and high yield bonds (also known as “junk bonds”), which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year Treasury bonds fell below yields on two-year Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s underweight allocation to the 20-to-30 year portion of the yield curve, which benefitted the most from falling interest rates late in the period, was a leading detractor from performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s overweight allocation to asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities were leading contributors to relative performance amid investor demand for asset classes with relatively attractive yields.

HOW WAS THE FUND POSITIONED?

The Fund was invested primarily in a diversified portfolio of corporate bonds, U.S. government and agency securities, asset-backed securities, and mortgage-related and mortgage-backed securities.

PORTFOLIO COMPOSITION***
Asset-Backed Securities	32.2%
Collateralized Mortgage Obligations	28.8
Corporate Bonds	24.5
Commercial Mortgage-Backed Securities	6.8
U.S. Treasury Obligations	2.0
Mortgage-Backed Securities	1.5
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF FUND	6 MONTH*	1 YEAR	SINCE INCEPTION
JPMORGAN CORE FOCUS SMA FUND	March 1, 2018	6.50%	8.88%	6.96%

*	Not annualized.

LIFE OF FUND PERFORMANCE (3/1/18 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-766-7722.

The Fund commenced operations on March 1, 2018.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Core Focus SMA Fund, the Bloomberg Barclays U.S. Aggregate Index from March 1, 2018 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund is offered as a component of the JPMorgan Core Focus SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. The SMA Strategy consists of a separately managed account that holds both the Fund and other securities and investments directly for the SMA clients. As a result, the Fund will not hold all of the core bond investments of the SMA Strategy but rather will invest in certain securities and investments that can be traded more efficiently if held by an investment company rather than directly. Since the Fund will be used as part of a SMA Strategy, it is not intended to be a stand-alone core bond investment strategy.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	3

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 32.1%

ACC Trust Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	17,972	17,995

American Credit Acceptance Receivables Trust

Series 2016-3, Class C, 4.26%, 8/12/2022 (a)	49,400	49,773

Series 2019-3, Class A, 2.44%, 12/12/2022 (a)	110,000	110,014

Series 2017-1, Class C, 2.88%, 3/13/2023 (a)	22,719	22,731

Series 2017-1, Class D, 3.54%, 3/13/2023 (a)	230,000	232,228

AmeriCredit Automobile Receivables Series 2015-4, Class D, 3.72%, 12/8/2021	225,000	226,892

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (a)	2,224	2,217

Series 2015-2, Class A, 3.34%, 11/15/2048 (a)	42,613	42,672

Business Jet Securities LLC

Series 2018-2, Class A, 4.45%, 6/15/2033 (a)	159,949	162,474

Series 2018-2, Class B, 5.44%, 6/15/2033 (a)	162,905	166,265

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	121,466	125,014

Capital Auto Receivables Asset Trust Series 2016-2, Class B, 2.11%, 3/22/2021	125,000	124,865

CoreVest American Finance 2019-2Trust Series 2019-2, Class B, 3.42%, 6/15/2052 ‡ (a)	250,000	264,179

CPS Auto Receivables Trust

Series 2015-B, Class C, 4.20%, 5/17/2021 (a)	162,776	163,929

Series 2018-B, Class B, 3.23%, 7/15/2022 (a)	100,000	100,553

Series 2019-C, Class B, 2.63%, 8/15/2023 (a)	130,000	130,554

Credit Acceptance Auto Loan Trust Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	250,000	254,296

DT Auto Owner Trust

Series 2018-1A, Class B, 3.04%, 1/18/2022 (a)	79,959	80,045

Series 2017-1A, Class D, 3.55%, 11/15/2022 (a)	150,000	151,091

Series 2018-1A, Class D, 3.81%, 12/15/2023 (a)	88,000	89,369

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2019-1A, Class C, 3.61%, 11/15/2024 (a)	90,000	91,975

Series 2019-2A, Class C, 3.18%, 2/18/2025 (a)	190,000	193,262

Exeter Automobile Receivables Trust

Series 2017-3A, Class A, 2.05%, 12/15/2021 (a)	22,618	22,610

Series 2017-1A, Class B, 3.00%, 12/15/2021 (a)	18,697	18,719

Series 2018-2A, Class B, 3.27%, 5/16/2022 (a)	100,000	100,303

Series 2019-3A, Class B, 2.58%, 8/15/2023 (a)	195,000	196,136

First Investors Auto Owner Trust

Series 2015-1A, Class D, 3.59%, 1/18/2022 (a)	100,000	100,034

Series 2016-2A, Class C, 2.53%, 7/15/2022 (a)	200,000	199,904

Series 2018-1A, Class A2, 3.22%, 1/17/2023 (a)	45,000	45,324

Series 2019-1A, Class B, 3.02%, 3/17/2025 (a)	120,000	122,864

Flagship Credit Auto Trust

Series 2016-2, Class C, 6.22%, 9/15/2022 (a)	100,000	103,715

Series 2017-2, Class B, 2.57%, 4/15/2023 (a)	115,000	115,052

Series 2018-2, Class B, 3.56%, 5/15/2023 (a)	150,000	153,028

Series 2019-1, Class A, 3.11%, 8/15/2023 (a)	234,772	236,974

Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	150,000	151,554

Series 2019-3, Class B, 2.48%, 8/15/2024 (a)	225,000	226,138

Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	167,000	174,102

FREED ABS Trust Series 2018-2, Class A, 3.99%, 10/20/2025 (a)	68,162	68,690

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class A, 3.37%, 1/17/2023 (a)	50,645	51,067

Series 2019-2A, Class A, 3.06%, 4/17/2023 (a)	78,714	79,221

Series 2019-3A, Class A, 2.58%, 7/17/2023 (a)	140,000	140,028

GLS Auto Receivables Trust

Series 2018-3A, Class A, 3.35%, 8/15/2022 (a)	69,189	69,529

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Series 2018-3A, Class B, 3.78%, 8/15/2023 (a)	100,000	102,011

Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (b)	152,955	162,833

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	90,863	96,088

Hyundai Auto Lease Securitization Trust Series 2019-A, Class A3, 2.98%, 7/15/2022 (a)	150,000	152,090

Lendmark Funding Trust Series 2019-1A, Class A, 3.00%, 12/20/2027 (a)	175,000	177,325

Marlette Funding Trust

Series 2018-2A, Class A, 3.06%, 7/17/2028 (a)	25,666	25,691

Series 2019-1A, Class A, 3.44%, 4/16/2029 (a)	226,374	228,144

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (a)	104,000	104,608

OneMain Direct Auto Receivables Trust Series 2017-2A, Class B, 2.55%, 11/14/2023 (a)	100,000	100,113

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (a)	140,000	140,609

Series 2016-1A, Class A, 3.66%, 2/20/2029 (a)	39,201	39,353

Progress Residential Trust Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (a)	98,694	98,600

Prosper Marketplace Issuance Trust

Series 2018-1A, Class A, 3.11%, 6/17/2024 (a)	4,913	4,914

Series 2018-2A, Class A, 3.35%, 10/15/2024 (a)	55,417	55,587

Series 2019-3A, Class A, 3.19%, 7/15/2025 (a)	135,054	135,713

Santander Drive Auto Receivables Trust

Series 2017-1, Class C, 2.58%, 5/16/2022	64,397	64,461

Series 2018-1, Class B, 2.63%, 7/15/2022	170,502	170,635

Series 2017-3, Class C, 2.76%, 12/15/2022	39,000	39,135

Series 2019-1, Class B, 3.21%, 9/15/2023	90,000	91,436

Santander Retail Auto Lease Trust Series 2018-A, Class D, 3.75%, 12/20/2022 (a)	200,000	202,615

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

SoFi Consumer Loan Program LLC

Series 2016-3, Class A, 3.05%, 12/26/2025 (a)	45,332	45,524

Series 2017-1, Class A, 3.28%, 1/26/2026 (a)	51,937	52,332

Series 2017-2, Class A, 3.28%, 2/25/2026 (a)	54,691	55,153

SoFi Consumer Loan Program Trust Series 2018-2, Class A1, 2.93%, 4/26/2027 (a)	38,695	38,731

Springleaf Funding Trust Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (a)	100,000	102,251

Tesla Auto Lease Trust Series 2018-B, Class A, 3.71%, 8/20/2021 (a)	54,570	55,540

Tidewater Auto Receivables Trust Series 2018-AA, Class C, 3.84%, 11/15/2024 (a)	250,000	255,233

Towd Point Mortgage Trust Series 2017-6, Class A1, 2.75%, 10/25/2057 ‡ (a) (b)	78,582	79,643

Vericrest Opportunity Loan Trust Series 2019-NPL4, Class A1A, 3.35%, 8/25/2049 (a) (c)	135,000	135,049

VOLT LXIX LLC

Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (a) (c)	82,723	83,019

Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (a) (c)	100,000	99,840

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (c)	68,936	69,156

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (a) (c)	87,365	88,023

Westgate Resorts LLC

Series 2018-1A, Class A, 3.38%, 12/20/2031 (a)	169,183	171,295

Series 2018-1A, Class B, 3.58%, 12/20/2031 ‡ (a)	169,183	171,278

Total Asset-Backed Securities (Cost $8,748,365)		8,871,413

Collateralized Mortgage Obligations — 28.7%

FHLMC, REMIC

Series 2488, Class GM, 6.00%, 8/15/2032	36,019	40,023

Series 4151, Class YC, 2.50%, 1/15/2033	230,088	227,493

Series 2740, Class PE, 5.50%, 1/15/2034	132,452	151,091

Series 2943, Class ZC, 5.00%, 2/15/2034	46,708	52,068

Series 2768, Class PK, 5.00%, 3/15/2034	37,345	40,725

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	5

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 3237, Class CE, 5.50%, 11/15/2036	50,000	62,211

Series 3249, Class CB, 4.25%, 12/15/2036	43,462	47,291

Series 3258, Class XX, 5.50%, 12/15/2036	53,000	60,060

Series 4031, Class AB, 5.50%, 6/15/2037	151,548	173,312

Series 3404, Class DC, 5.50%, 1/15/2038	50,000	61,868

Series 3601, Class HB, 5.00%, 11/15/2039	25,000	31,736

Series 3626, Class ME, 5.00%, 1/15/2040	29,000	33,247

Series 3680, Class ZA, 4.50%, 6/15/2040	162,901	178,981

Series 3777, Class WA, 4.00%, 12/15/2040	148,611	160,749

Series 3772, Class NE, 4.50%, 12/15/2040	180,000	217,208

Series 3939, Class AZ, 4.00%, 3/15/2041	206,792	220,560

Series 4240, Class DK, 4.00%, 11/15/2042	79,995	86,551

Series 4283, Class EW, 4.50%, 12/15/2043 (b)	135,322	145,392

FNMA, REMIC

Series 2013-17, Class YM, 4.00%, 3/25/2033	107,563	117,489

Series 2003-32, Class UJ, 5.50%, 5/25/2033	29,154	32,738

Series 2003-82, Class Z, 5.50%, 8/25/2033	47,492	53,865

Series 2004-17, Class H, 5.50%, 4/25/2034	112,729	129,830

Series 2004-31, Class MZ, 4.25%, 5/25/2034	28,645	34,657

Series 2004-36, Class CB, 5.00%, 5/25/2034	28,000	31,689

Series 2004-91, Class BR, 5.50%, 12/25/2034	39,771	45,829

Series 2009-13, Class PM, 4.00%, 4/25/2035	123,783	127,933

Series 2005-29, Class WQ, 5.50%, 4/25/2035	134,266	153,713

Series 2005-109, Class GD, 6.00%, 10/25/2035	20,859	23,067

Series 2015-65, Class LD, 3.50%, 1/25/2036	80,000	89,166

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2005-122, Class PY, 6.00%, 1/25/2036	71,000	86,578

Series 2006-24, Class Z, 5.50%, 4/25/2036	130,292	145,263

Series 2007-36, Class PH, 5.50%, 4/25/2037	37,284	42,897

Series 2007-60, Class ZB, 4.75%, 5/25/2037	252,851	284,439

Series 2009-42, Class TZ, 4.50%, 3/25/2039	213,920	249,674

Series 2009-66, Class KE, 4.00%, 9/25/2039	71,650	76,411

Series 2009-105, Class DB, 4.50%, 12/25/2039	25,000	29,862

Series 2010-43, Class EM, 5.00%, 5/25/2040	20,600	26,138

Series 2010-87, Class PJ, 3.50%, 6/25/2040	36,575	37,638

Series 2010-59, Class EB, 5.00%, 6/25/2040	300,000	386,784

Series 2011-146, Class LX, 3.50%, 10/25/2040	200,000	211,318

Series 2011-1, Class QA, 4.50%, 10/25/2040	104,647	111,605

Series 2010-133, Class GP, 4.00%, 11/25/2040	250,000	287,185

Series 2010-123, Class KU, 4.50%, 11/25/2040	123,589	144,745

Series 2010-129, Class PZ, 4.50%, 11/25/2040	235,470	253,031

Series 2010-136, Class CY, 4.00%, 12/25/2040	290,000	327,995

Series 2010-141, Class AL, 4.00%, 12/25/2040	224,473	242,250

Series 2010-154, Class KZ, 4.50%, 1/25/2041	43,246	57,487

Series 2011-55, Class BZ, 3.50%, 6/25/2041	166,290	180,180

Series 2011-115, Class UC, 4.00%, 11/25/2041	70,000	82,920

Series 2013-114, Class LM, 4.00%, 3/25/2042	200,000	225,924

Series 2012-120, Class PA, 3.50%, 10/25/2042	94,918	100,548

Series 2014-19, Class Z, 4.50%, 4/25/2044	255,089	307,796

Series 2015-61, Class PV, 3.50%, 5/25/2044	22,693	24,241

Series 2016-32, Class PA, 3.00%, 12/25/2045	159,895	167,719

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

GNMA

Series 2003-46, Class HA, 4.50%, 6/20/2033	102,517	110,269

Series 2004-55, Class MC, 5.50%, 7/20/2034	24,686	27,929

Series 2005-16, Class CA, 5.00%, 2/20/2035	29,000	33,608

Series 2005-17, Class GE, 5.00%, 2/20/2035	175,560	196,306

Series 2008-25, Class AD, 4.50%, 3/20/2038	128,004	138,250

Series 2009-16, Class ZD, 6.00%, 3/20/2039	169,368	194,484

Series 2009-58, Class PA, 4.50%, 7/20/2039	209,611	227,884

Series 2010-69, Class ME, 3.00%, 4/20/2040	82,911	83,892

Total Collateralized Mortgage Obligations (Cost $7,382,189)		7,933,792

Corporate Bonds — 24.5%

Aerospace & Defense — 0.5%

Boeing Co. (The) 3.95%, 8/1/2059	15,000	16,995

Northrop Grumman Corp.

3.20%, 2/1/2027	30,000	31,743

3.85%, 4/15/2045	20,000	22,424

Rockwell Collins, Inc.

2.80%, 3/15/2022	20,000	20,346

3.50%, 3/15/2027	15,000	16,155

United Technologies Corp. 2.80%, 5/4/2024	25,000	25,738

		133,401

Automobiles — 0.4%

General Motors Co. 5.15%, 4/1/2038	30,000	31,114

Hyundai Capital America 3.45%, 3/12/2021 (a)	30,000	30,469

Nissan Motor Acceptance Corp. 3.15%, 3/15/2021 (a)	60,000	60,669

		122,252

Banks — 4.6%

Australia & New Zealand Banking Group Ltd. (Australia) 5.10%, 1/13/2020 (a)	100,000	101,025

Bank of America Corp. (ICE LIBOR USD 3 Month + 0.93%),

2.82%, 7/21/2023 (d)	65,000	66,233

4.20%, 8/26/2024	60,000	64,755

5.00%, 1/21/2044	55,000	71,929

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

Bank of Montreal (Canada) 2.10%, 6/15/2020	70,000	70,057

Bank of Nova Scotia (The) (Canada) 3.13%, 4/20/2021	60,000	61,162

Citigroup, Inc.

3.75%, 6/16/2024	41,000	43,936

3.20%, 10/21/2026	19,000	19,827

8.13%, 7/15/2039	30,000	50,150

Citizens Financial Group, Inc. 2.38%, 7/28/2021	50,000	50,170

Commonwealth Bank of Australia (Australia)

2.25%, 3/10/2020 (a)	30,000	30,034

3.45%, 3/16/2023 (a)	70,000	73,576

Fifth Third Bancorp 3.65%, 1/25/2024	35,000	37,113

Huntington Bancshares, Inc. 2.30%, 1/14/2022	50,000	50,236

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.46%, 3/2/2023	45,000	46,881

3.78%, 3/2/2025	45,000	48,409

PNC Financial Services Group, Inc. (The) 5.13%, 2/8/2020	35,000	35,433

Regions Financial Corp. 2.75%, 8/14/2022	40,000	40,704

Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	30,000	30,161

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.06%, 7/14/2021	30,000	29,965

3.10%, 1/17/2023	25,000	25,789

3.36%, 7/12/2027	25,000	26,661

SunTrust Bank 2.25%, 1/31/2020	25,000	24,994

Wells Fargo & Co.

Series M, 3.45%, 2/13/2023	70,000	72,723

4.65%, 11/4/2044	30,000	36,043

Westpac Banking Corp. (Australia) 2.85%, 5/13/2026	65,000	67,754

		1,275,720

Beverages — 0.4%

Anheuser-Busch Cos. LLC (Belgium)

3.65%, 2/1/2026	30,000	32,237

4.90%, 2/1/2046	25,000	29,870

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.95%, 1/15/2042	30,000	35,674

Molson Coors Brewing Co. 4.20%, 7/15/2046	15,000	15,268

		113,049

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	7

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Biotechnology — 0.3%

Celgene Corp.

3.25%, 8/15/2022	15,000	15,497

4.63%, 5/15/2044	10,000	12,215

Gilead Sciences, Inc.

3.70%, 4/1/2024	30,000	31,883

4.80%, 4/1/2044	15,000	18,127

		77,722

Building Products — 0.1%

Masco Corp. 4.45%, 4/1/2025	25,000	27,233

Capital Markets — 1.6%

Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	25,000	28,345

Credit Suisse AG (Switzerland) 5.40%, 1/14/2020	25,000	25,268

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	15,000	22,237

Goldman Sachs Group, Inc. (The)

4.00%, 3/3/2024	50,000	53,773

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	65,000	72,045

Macquarie Group Ltd. (Australia)

6.00%, 1/14/2020 (a)	10,000	10,134

6.25%, 1/14/2021 (a)	30,000	31,581

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (d)	20,000	21,116

Morgan Stanley

2.63%, 11/17/2021	45,000	45,471

3.13%, 1/23/2023	30,000	30,933

4.00%, 7/23/2025	60,000	64,997

3.95%, 4/23/2027	25,000	26,758

		432,658

Chemicals — 0.7%

DuPont de Nemours, Inc. 4.49%, 11/15/2025	100,000	111,032

Mosaic Co. (The)

3.25%, 11/15/2022	10,000	10,248

4.05%, 11/15/2027	10,000	10,435

5.63%, 11/15/2043	10,000	11,115

Nutrien Ltd. (Canada)

3.00%, 4/1/2025	20,000	20,444

6.13%, 1/15/2041	20,000	25,427

Sherwin-Williams Co. (The) 2.75%, 6/1/2022	16,000	16,247

		204,948

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Construction Materials — 0.1%

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	30,000	30,896

Consumer Finance — 0.6%

American Express Co. 2.50%, 8/1/2022	30,000	30,422

Capital One Financial Corp.

4.75%, 7/15/2021	15,000	15,681

4.20%, 10/29/2025	15,000	16,038

3.75%, 3/9/2027	25,000	26,484

General Motors Financial Co., Inc.

4.20%, 3/1/2021	25,000	25,591

3.25%, 1/5/2023	20,000	20,344

HSBC Finance Corp. 6.68%, 1/15/2021	30,000	31,491

		166,051

Diversified Financial Services — 0.3%

ORIX Corp. (Japan) 3.70%, 7/18/2027	30,000	32,441

Shell International Finance BV (Netherlands) 5.50%, 3/25/2040	25,000	33,934

Voya Financial, Inc. 3.65%, 6/15/2026	20,000	21,231

		87,606

Diversified Telecommunication Services — 1.1%

AT&T, Inc.

3.00%, 6/30/2022	25,000	25,559

3.40%, 5/15/2025	30,000	31,510

5.35%, 9/1/2040	65,000	77,424

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	10,000	10,181

5.46%, 2/16/2021	10,000	10,466

7.05%, 6/20/2036	15,000	20,449

Verizon Communications, Inc.

4.33%, 9/21/2028	41,000	47,096

4.86%, 8/21/2046	55,000	68,487

		291,172

Electric Utilities — 1.1%

Cleveland Electric Illuminating Co. (The) 5.95%, 12/15/2036	20,000	25,997

Duke Energy Corp.

1.80%, 9/1/2021	15,000	14,909

2.65%, 9/1/2026	25,000	25,300

3.75%, 9/1/2046	25,000	26,324

Emera US Finance LP (Canada)

3.55%, 6/15/2026	10,000	10,554

4.75%, 6/15/2046	10,000	11,854

Entergy Louisiana LLC 4.00%, 3/15/2033	40,000	46,423

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Electric Utilities — continued

Fortis, Inc. (Canada) 3.06%, 10/4/2026	19,000	19,453

Indiana Michigan Power Co. Series K, 4.55%, 3/15/2046	15,000	18,497

LG&E & KU Energy LLC 3.75%, 11/15/2020	20,000	20,301

Metropolitan Edison Co. 3.50%, 3/15/2023 (a)	15,000	15,647

PNM Resources, Inc. 3.25%, 3/9/2021	15,000	15,171

PPL Capital Funding, Inc. 3.10%, 5/15/2026	20,000	20,514

Southern Co. (The) 3.25%, 7/1/2026	30,000	31,067

		302,011

Electrical Equipment — 0.2%

Eaton Corp.

2.75%, 11/2/2022	20,000	20,394

3.10%, 9/15/2027	25,000	26,275

		46,669

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 3.25%, 9/8/2024	25,000	25,325

Energy Equipment & Services — 0.3%

Halliburton Co.

3.80%, 11/15/2025	25,000	26,483

4.50%, 11/15/2041	10,000	10,452

Schlumberger Holdings Corp. 4.30%, 5/1/2029 (a)	30,000	32,945

		69,880

Equity Real Estate Investment Trusts (REITs) — 1.3%

American Tower Corp. 5.00%, 2/15/2024	30,000	33,330

Boston Properties LP 3.40%, 6/21/2029	25,000	26,535

Brixmor Operating Partnership LP 3.65%, 6/15/2024	25,000	26,177

EPR Properties 5.25%, 7/15/2023	15,000	16,236

HCP, Inc. 3.25%, 7/15/2026	50,000	51,706

Host Hotels & Resorts LP

5.25%, 3/15/2022	15,000	15,930

3.88%, 4/1/2024	15,000	15,756

Life Storage LP 4.00%, 6/15/2029	5,000	5,401

National Retail Properties, Inc.

3.80%, 10/15/2022	20,000	20,844

4.00%, 11/15/2025	20,000	21,617

Office Properties Income Trust 3.60%, 2/1/2020	20,000	20,041

Realty Income Corp.

3.25%, 10/15/2022	20,000	20,736

3.65%, 1/15/2028	25,000	27,139

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued

UDR, Inc. 3.20%, 1/15/2030	10,000	10,458

VEREIT Operating Partnership LP

4.13%, 6/1/2021	15,000	15,426

4.88%, 6/1/2026	10,000	11,193

Welltower, Inc. 4.00%, 6/1/2025	25,000	26,852

		365,377

Food & Staples Retailing — 0.3%

Kroger Co. (The) 5.15%, 8/1/2043	20,000	22,312

Sysco Corp.

3.55%, 3/15/2025	20,000	21,323

4.45%, 3/15/2048	30,000	35,970

		79,605

Food Products — 0.6%

Campbell Soup Co.

3.65%, 3/15/2023	20,000	20,806

3.80%, 8/2/2042	20,000	19,171

Conagra Brands, Inc.

4.60%, 11/1/2025	5,000	5,520

5.30%, 11/1/2038	5,000	5,855

Kraft Heinz Foods Co.

3.95%, 7/15/2025	20,000	20,753

6.50%, 2/9/2040	15,000	17,786

Mead Johnson Nutrition Co. (United Kingdom) 4.60%, 6/1/2044	20,000	25,519

Tyson Foods, Inc.

4.50%, 6/15/2022	15,000	15,920

3.95%, 8/15/2024	15,000	16,137

5.15%, 8/15/2044	10,000	12,200

		159,667

Health Care Equipment & Supplies — 0.6%

Abbott Laboratories

2.55%, 3/15/2022	15,000	15,244

3.75%, 11/30/2026	17,000	18,707

4.75%, 11/30/2036	15,000	18,789

Becton Dickinson and Co.

2.89%, 6/6/2022	10,000	10,165

3.70%, 6/6/2027	10,000	10,713

Boston Scientific Corp. 3.85%, 5/15/2025	25,000	27,018

Liberty Property LP REIT, 4.40%, 2/15/2024	35,000	37,947

Zimmer Biomet Holdings, Inc.

3.70%, 3/19/2023	6,000	6,258

3.55%, 4/1/2025	10,000	10,530

		155,371

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	9

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Health Care Providers & Services — 0.7%

Aetna, Inc. 2.80%, 6/15/2023	35,000	35,558

Anthem, Inc.

3.70%, 8/15/2021	15,000	15,394

3.35%, 12/1/2024	15,000	15,678

4.63%, 5/15/2042	20,000	22,786

CVS Health Corp.

3.70%, 3/9/2023	30,000	31,371

4.30%, 3/25/2028	41,000	44,753

4.78%, 3/25/2038	27,000	30,277

		195,817

Hotels, Restaurants & Leisure — 0.2%

McDonald’s Corp. 3.80%, 4/1/2028	35,000	38,799

Starbucks Corp. 4.45%, 8/15/2049	15,000	17,561

		56,360

Independent Power and Renewable Electricity Producers — 0.2%

Exelon Generation Co. LLC 5.75%, 10/1/2041	45,000	53,593

Industrial Conglomerates — 0.4%

General Electric Co.

3.38%, 3/11/2024	40,000	40,535

4.13%, 10/9/2042	35,000	33,554

Roper Technologies, Inc. 2.80%, 12/15/2021	30,000	30,414

		104,503

Insurance — 1.8%

American Financial Group, Inc. 3.50%, 8/15/2026	20,000	20,790

American International Group, Inc.

3.30%, 3/1/2021	10,000	10,166

3.75%, 7/10/2025	20,000	21,302

3.88%, 1/15/2035	25,000	26,536

4.38%, 1/15/2055	15,000	16,351

Athene Global Funding 3.00%, 7/1/2022 (a)	25,000	25,485

Athene Holding Ltd. 4.13%, 1/12/2028	10,000	10,231

Cincinnati Financial Corp. 6.92%, 5/15/2028	20,000	26,555

Lincoln National Corp.

4.20%, 3/15/2022	15,000	15,703

3.63%, 12/12/2026	15,000	15,968

4.35%, 3/1/2048	20,000	22,482

Markel Corp.

3.50%, 11/1/2027	20,000	20,712

5.00%, 5/20/2049	15,000	18,125

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued

Marsh & McLennan Cos., Inc.

3.50%, 12/29/2020	15,000	15,271

4.38%, 3/15/2029	30,000	34,464

Metropolitan Life Global Funding I 2.00%, 4/14/2020 (a)	150,000	149,940

Principal Financial Group, Inc. 3.70%, 5/15/2029	5,000	5,435

Prudential Financial, Inc. 3.88%, 3/27/2028	30,000	33,607

		489,123

IT Services — 0.0% (e)

Western Union Co. (The) 3.60%, 3/15/2022	10,000	10,315

Media — 0.8%

Charter Communications Operating LLC 5.75%, 4/1/2048	10,000	11,667

Comcast Corp.

3.38%, 2/15/2025	30,000	31,776

3.15%, 3/1/2026	30,000	31,610

3.20%, 7/15/2036	40,000	41,169

6.40%, 5/15/2038	30,000	42,851

Cox Communications, Inc.

3.15%, 8/15/2024 (a)	25,000	25,762

4.60%, 8/15/2047 (a)	15,000	16,705

Fox Corp. 4.71%, 1/25/2029 (a)	10,000	11,584

		213,124

Metals & Mining — 0.1%

Glencore Funding LLC (Switzerland) 4.63%, 4/29/2024 (a)	15,000	15,886

Multiline Retail — 0.0% (e)

Dollar General Corp. 4.13%, 5/1/2028	5,000	5,532

Multi-Utilities — 0.3%

Dominion Energy, Inc.

Series D, 2.85%, 8/15/2026	25,000	25,335

Series C, 4.05%, 9/15/2042	20,000	21,513

Sempra Energy

2.40%, 3/15/2020	20,000	19,977

3.80%, 2/1/2038	25,000	26,240

		93,065

Oil, Gas & Consumable Fuels — 2.3%

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	30,000	32,391

Boardwalk Pipelines LP 5.95%, 6/1/2026	20,000	22,609

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Buckeye Partners LP

4.35%, 10/15/2024	10,000	9,703

5.85%, 11/15/2043	10,000	8,613

Canadian Natural Resources Ltd. (Canada)

3.80%, 4/15/2024	15,000	15,795

6.45%, 6/30/2033	15,000	19,504

Cenovus Energy, Inc. (Canada) 3.00%, 8/15/2022	25,000	25,241

Enbridge, Inc. (Canada) 4.25%, 12/1/2026	20,000	22,168

Energy Transfer Operating LP 6.25%, 4/15/2049	15,000	18,561

Enterprise Products Operating LLC

5.25%, 1/31/2020	25,000	25,287

3.75%, 2/15/2025	30,000	32,165

5.10%, 2/15/2045	15,000	17,962

Kinder Morgan Energy Partners LP 3.95%, 9/1/2022	25,000	26,087

Marathon Petroleum Corp. 6.50%, 3/1/2041	15,000	19,082

MPLX LP

4.13%, 3/1/2027	15,000	15,812

4.50%, 4/15/2038	10,000	10,376

Nexen, Inc. (China) 5.88%, 3/10/2035	20,000	26,537

Noble Energy, Inc. 5.05%, 11/15/2044	30,000	33,347

ONEOK Partners LP 4.90%, 3/15/2025	30,000	32,800

Petroleos Mexicanos (Mexico) 6.50%, 1/23/2029	13,000	13,122

Phillips 66

3.90%, 3/15/2028	20,000	21,743

4.88%, 11/15/2044	20,000	23,957

Spectra Energy Partners LP 4.50%, 3/15/2045	20,000	21,869

Suncor Energy, Inc. (Canada) 5.35%, 7/15/2033	20,000	24,907

Sunoco Logistics Partners Operations LP

4.00%, 10/1/2027	10,000	10,557

5.35%, 5/15/2045	30,000	32,690

TransCanada PipeLines Ltd. (Canada)

4.88%, 1/15/2026	25,000	28,170

4.63%, 3/1/2034	15,000	17,149

5.00%, 10/16/2043	10,000	11,781

Williams Cos., Inc. (The) 3.90%, 1/15/2025	20,000	21,030

		641,015

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pharmaceuticals — 0.2%

Allergan Funding SCS

3.00%, 3/12/2020	10,000	10,031

4.55%, 3/15/2035	10,000	10,757

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	30,000	30,093

		50,881

Road & Rail — 0.4%

Burlington Northern Santa Fe LLC 4.40%, 3/15/2042	30,000	35,762

ERAC USA Finance LLC 5.63%, 3/15/2042 (a)	30,000	38,560

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	40,000	43,055

		117,377

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom Corp.

2.65%, 1/15/2023	20,000	19,973

3.88%, 1/15/2027	25,000	25,017

		44,990

Software — 0.5%

Microsoft Corp. 4.20%, 11/3/2035	60,000	72,246

Oracle Corp. 3.85%, 7/15/2036	60,000	67,663

		139,909

Specialty Retail — 0.1%

Advance Auto Parts, Inc. 4.50%, 12/1/2023	25,000	26,922

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.

2.75%, 1/13/2025	30,000	31,187

4.65%, 2/23/2046	30,000	38,368

Dell International LLC 4.42%, 6/15/2021 (a)	25,000	25,795

		95,350

Tobacco — 0.2%

BAT International Finance plc (United Kingdom) 2.75%, 6/15/2020 (a)	30,000	30,067

Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	35,000	39,484

		69,551

Trading Companies & Distributors — 0.4%

Air Lease Corp. 3.50%, 1/15/2022	25,000	25,701

Aviation Capital Group LLC

2.88%, 1/20/2022 (a)	30,000	30,449

3.50%, 11/1/2027 (a)	20,000	20,887

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	11

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Trading Companies & Distributors — continued

International Lease Finance Corp. 4.63%, 4/15/2021	35,000	36,135

		113,172

Wireless Telecommunication Services — 0.2%

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	20,000	21,158

4.38%, 5/30/2028	25,000	28,045

5.00%, 5/30/2038	11,000	12,740

		61,943

Total Corporate Bonds (Cost $6,298,860)		6,765,041

Commercial Mortgage-Backed Securities — 6.7%

20 Times Square Trust

Series 2018-20TS, Class D, 3.20%, 5/15/2035 ‡ (a) (b)	100,000	100,919

Series 2018-20TS, Class E, 3.20%, 5/15/2035 ‡ (a) (b)	100,000	99,602

Citigroup Commercial Mortgage Trust

Series 2013-GC11, Class A3, 2.82%, 4/10/2046	24,674	25,387

Series 2014-GC19, Class A3, 3.75%, 3/10/2047	8,323	8,892

Series 2014-GC23, Class A3, 3.36%, 7/10/2047	12,593	13,384

Commercial Mortgage Trust

Series 2014-UBS2, Class A4, 3.69%, 3/10/2047	15,000	15,998

Series 2014-CR17, Class A4, 3.70%, 5/10/2047	30,000	32,111

Series 2014-UBS3, Class A3, 3.55%, 6/10/2047	23,881	25,420

Core Industrial Trust Series 2015-CALW, Class A, 3.04%, 2/10/2034 (a)	42,690	43,789

FHLMC, Multifamily Structured Pass-Through Certificates

Series K731, Class AM, 3.60%, 2/25/2025 (b)	200,000	214,906

Series K090, Class A2, 3.42%, 2/25/2029	120,000	134,008

FREMF Mortgage Trust Series 2013-K26, Class B, 3.72%, 12/25/2045 (a) (b)	99,000	103,069

GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class AS, 3.37%, 11/21/2035 ‡ (a) (b)	150,000	150,000

GS Mortgage Securities Trust

Series 2013-GC16, Class AS, 4.65%, 11/10/2046	111,000	121,933

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2013-GC16, Class B, 5.16%, 11/10/2046 (b)	50,000	55,453

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2013-LC11, Class A4, 2.69%, 4/15/2046	13,593	13,930

Series 2011-C5, Class B, 5.55%, 8/15/2046 (a) (b)	169,000	177,759

JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class C, 5.37%, 11/15/2045 (b)	30,000	32,886

JPMCC Re-REMIC Trust Series 2014-FRR1, Class BK10, 2.47%, 11/27/2049 ‡ (a) (b)	180,000	177,739

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C18, Class A2, 3.19%, 10/15/2047	15,083	15,073

Series 2015-C27, Class A3, 3.47%, 12/15/2047	130,000	139,347

Wells Fargo Commercial Mortgage Trust Series 2015-NXS4, Class A3, 3.45%, 12/15/2048	130,000	139,806

WFRBS Commercial Mortgage Trust Series 2013-C13, Class A3, 2.75%, 5/15/2045	26,704	27,399

Total Commercial Mortgage-Backed Securities (Cost $1,771,653)		1,868,810

U.S. Treasury Obligations — 2.0%

U.S. Treasury Bonds 3.75%, 11/15/2043	7,000	9,474

U.S. Treasury Notes

2.63%, 2/28/2023	265,000	275,745

2.75%, 2/15/2028	230,000	253,099

2.88%, 5/15/2028	17,600	19,586

Total U.S. Treasury Obligations (Cost $518,611)		557,904

Mortgage-Backed Securities — 1.5%

FNMA, Other

Pool # AM4660, 3.77%, 12/1/2025	133,610	146,951

Pool # AM5940, 3.24%, 6/1/2026	68,486	73,867

Pool # AM6428, 3.58%, 8/1/2029	87,508	98,134

Pool # AM6430, 3.58%, 8/1/2029	87,508	98,133

Total Mortgage-Backed Securities (Cost $383,268)		417,085

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (f) (g) (Cost $1,165,232)	1,165,061	1,165,527

Total Investments — 99.7% (Cost $26,268,178)		27,579,572
Other Assets Less Liabilities — 0.3%		76,711

NET ASSETS — 100.0%		27,656,283

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-backed securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.

(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

JPMorgan Core Focus SMA Fund
ASSETS:
Investments in non-affiliates, at value	$26,414,045
Investments in affiliates, at value	1,165,527
Cash	8,343
Receivables:
Investment securities sold	7
Interest from non-affiliates	116,590
Dividends from affiliates	2,230
Due from Adviser	14,458

Total Assets	27,721,200

LIABILITIES:
Accrued liabilities:
Custodian and accounting fees	12,192
Trustees’ and Chief Compliance Officer’s fees	438
Audit fees	45,102
Other	7,185

Total Liabilities	64,917

Net Assets	$27,656,283

NET ASSETS:
Paid-in-Capital	$26,373,903
Total distributable earnings (loss)	1,282,380

Total Net Assets	$27,656,283

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	2,636,456

Net asset value, offering and redemption price per share (a)	10.49

Cost of investments in non-affiliates	$25,102,946
Cost of investments in affiliates	1,165,232

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

JPMorgan Core Focus SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$453,613
Interest income from affiliates	1,541
Dividend income from affiliates	18,876

Total investment income	474,030

EXPENSES:
Administration fees	10,114
Custodian and accounting fees	30,273
Interest expense to affiliates	13
Professional fees	42,630
Trustees’ and Chief Compliance Officer’s fees	13,168
Printing and mailing costs	4,106
Registration and filing fees	614
Transfer agency fees	91
Other	331

Total expenses	101,340

Less fees waived	(10,127)
Less expense reimbursements	(91,213)

Net expenses	—

Net investment income (loss)	474,030

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,555
Investments in affiliates	(3)

Net realized gain (loss)	6,552

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,211,514
Investments in affiliates	106

Change in net unrealized appreciation/depreciation	1,211,620

Net realized/unrealized gains (losses)	1,218,172

Change in net assets resulting from operations	$1,692,202

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Core Focus SMA Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$474,030	$892,368
Net realized gain (loss)	6,552	(25,308)
Distributions of capital gains received from investment company affiliates	—	44
Change in net unrealized appreciation/depreciation	1,211,620	96,977

Change in net assets resulting from operations	1,692,202	964,081

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(485,108)	(888,795)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	25,000,000
Distributions reinvested	485,108	888,795

Change in net assets resulting from capital transactions	485,108	25,888,795

NET ASSETS:
Change in net assets	1,692,202	25,964,081
Beginning of period	25,964,081	—

End of period	$27,656,283	$25,964,081

SHARE TRANSACTIONS:
Issued	—	2,500,000
Reinvested	47,258	89,198

Change in Shares	47,258	2,589,198

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Core Focus SMA Fund
Six Months Ended August 31, 2019 (Unaudited)	$10.03	$0.18	$0.47	$0.65	$(0.19)
March 1, 2018 (g) through February 28, 2019	10.00	0.35	0.03	0.38	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of a “separately managed account” strategy offered through programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.

(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.49	6.50%	$27,656,283	—%		3.52%		0.75%		11%
10.03	3.88	25,964,081	—	(h)	3.53	(h)	0.85	(h)	38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversification Classification
JPMorgan Core Focus SMA Fund(1)	Diversified

The investment objective of the Fund is to seek to maximize total return from a portfolio of investment grade debt securities.

(1)	Commenced operations on March 1, 2018.

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Fund’s shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

20	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$7,672,598	$1,198,815	$8,871,413
Collateralized Mortgage Obligations	—	7,933,792	—	7,933,792
Commercial Mortgage-Backed Securities	–	1,340,550	528,260	1,868,810
Corporate Bonds	—	6,765,041	—	6,765,041
Mortgage-Backed Securities	—	417,085	—	417,085
U.S. Treasury Obligations	—	557,904	—	557,904
Short-Term Investments
Investment Companies	1,165,527	—	—	1,165,527

Total Investments in Securities	$1,165,527	$24,686,970	$1,727,075	$27,579,572

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 28, 2019	Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$1,018,884	$—	(a)	$22,240	$47	$249,986	$(214,842)	$122,500	$—	$1,198,815
Commercial Mortgage-Backed Securities	865,834	—		13,511	355	—	(351,440)	—	—	528,260

Total	$1,884,718	$—	(a)	$35,751	$402	$249,986	$(566,282)	$122,500	$—	$1,727,075

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one.

There were no significant transfers into and out of level 3 for the six months ended August 31, 2019.

The change in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2019, which were valued using significant unobservable inputs (level 3) amounted to approximately $36,729. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at August 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,198,815	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (14.06%)
			Yield (Discount Rate of Cash Flows)	2.28% - 4.84% (3.13%)

Asset-Backed Securities	1,198,815

	378,260	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.86% - 3.24% (3.03%)

Commercial Mortgage-Backed Securities	378,260

Total	$1,577,075

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At August 31, 2019, the value of these securities was $150,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund. As of August 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a) (b)	$983,692	$3,264,818	$3,083,086	$(3)	$106	$1,165,527	1,165,061	$18,876	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to

22	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments was reduced by $2,797 and unrealized appreciation of investments was increased by $2,797. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Fund. It should be understood, however, that the Fund is an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E. JPMorgan Chase Bank N.A. (“JPMCB”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) are borne by the Fund pursuant to contractual arrangements with the Adviser through June 30, 2020.

For the six months ended August 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers Administration Fees	Contractual Reimbursements
$10,114	$91,213

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of these waivers resulting from investments in these money market funds for the six months ended August 31, 2019 was $13.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$3,137,051	$2,792,433

During the six months ended August 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$26,268,178	$1,314,050	$2,656	$1,311,394

At February 28, 2019, the Fund had the following post-enactment net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$6,050	$—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2019, the Fund deferred to March 1, 2019 the following net capital losses of:

Net Capital Losses
Short-Term	Long-Term
$19,215	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

24	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

The Fund had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2019 the Fund had one individual shareholder and/or affiliated omnibus account that owned 100% of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period†*	Annualized Expense Ratio
JPMorgan Core Focus SMA Fund
Actual	$1,000.00	$1,065.00	$0.00	0.00%
Hypothetical	1,000.00	1,025.14	0.00	0.00

†

Reflects the fact that no fees or expenses are borne by the Fund. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Class’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that the Adviser did not earn fees from the Fund for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of, and/or investors in, separately managed accounts that are invested in the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the Fund’s operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that there was not an investment advisory fee charged to the Fund. The Trustees also considered that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place to limit the overall net expense ratio of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and

28	J.P. MORGAN SMA FUNDS	AUGUST 31, 2019

observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark index and considered the performance information provided for the Fund at regular Board meetings by the Advisor. The performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted the performance of the Fund since its inception on March 1, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Fund is not charged a separate investment advisory fee by the Adviser because the Fund is offered as a component of the SMA Strategy to participants in separately managed account programs that hold both the Fund and other securities and investments directly for the SMA clients. The Adviser is compensated by the separately managed account sponsors. The Trustees considered the Fund’s contractual advisory fee rate and administration fee rate and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”) as the Fund. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates, and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee Caps currently in place for the Fund and considered the expenses of the Fund after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustee, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s expense ratios are summarized below:

The Trustees noted that, based upon the Universe, the Fund’s contractual advisory fee and the actual total expenses were in the first quintile. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN SMA FUNDS	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-766-7722 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-766-7722 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-CFSMA-819

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

August 31, 2019 (Unaudited)

JPMorgan High Yield Municipal Fund

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued U.S. economic growth, buoyant corporate earnings and the U.S. Federal Reserve’s first reduction in benchmark interest rates in more than a decade. Global bond markets generally provided positive returns, particularly in emerging markets and lower-rated corporate bonds, which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

For the six months ended August 31, 2019, the Bloomberg Barclays Municipal Index returned 6.24%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan High Yield Municipal Fund1

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.79%
Bloomberg Barclays U.S. Municipal Index	6.24%
Bloomberg Barclays High Yield Municipal Bond Index	8.59%

Net Assets as of 8/31/2019 (In Thousands)	$335,997
Duration as of 8/31/2019	7.6 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Municipal Index (the “Benchmark”) and the Bloomberg Barclays High Yield Municipal Bond Index. Interest rates fell during the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight allocation to bonds rated BBB and BB also contributed to performance relative to the Benchmark. The Fund’s overweight position in the health care sector also helped relative performance.

The Fund’s underweight positions in the transportation, leasing and housing sectors were leading detractors from relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s assets were invested municipal bonds, with a small allocation to loan assignments.

The Fund’s largest allocations were to bonds rated BBB and BB, while its smallest allocations were in bonds rated AAA and single-A. At the end of the reporting period, the Fund’s overall duration was 7.0 years compared with 5.2 years for the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	10.3%
AA	15.9
A	12.2
BBB	31.8
BB	12.8
NR	17.0

[1]	Effective November 1, 2018, the Fund was renamed from the former JPMorgan Tax Aware High Income Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge**		4.60%	6.62%	3.20%	4.42%
Without Sales Charge		8.63	10.75	3.99	4.82
CLASS C SHARES	September 17, 2007
With CDSC***		7.39	9.13	3.46	4.28
Without CDSC		8.39	10.13	3.46	4.28
CLASS I SHARES	September 17, 2007	8.79	10.86	4.09	4.92
CLASS R6 SHARES	November 1, 2018	8.84	10.97	4.11	4.93

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg Barclays U.S. Municipal Index, the Bloomberg Barclays High Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Lipper High Yield Municipal Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper High Yield Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper High Yield Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.93%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	5.04%

Net Assets as of 8/31/2019 (In Thousands)	$229,845
Duration as of 8/31/2019	4.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Interest rates fell during the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s overweight position in housing sector bonds was a leading detractor from performance. The Fund’s underweight positions in the industrial development revenue/pollution control revenue, transportation and special tax sectors also detracted from relative performance.

The Fund’s overweight position bonds with maturities of eight years or longer was a leading contributor to relative performance. The Fund’s overweight positions in revenue bonds and in the hospital and leasing sectors also helped relative performance. The Fund’s underweight position in short duration pre-refunded bonds and its overweight positions in bonds rated single-A and BBB also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the six month period, the Fund’s overall duration was generally in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	27.1%
AA	44.8
A	21.6
BBB	3.8
NR	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge**		0.96%	3.16%	1.94%	2.96%
Without Sales Charge		4.87	7.18	2.71	3.35
CLASS C SHARES	November 4, 1997
With CDSC***		3.52	5.45	2.10	2.76
Without CDSC		4.52	6.45	2.10	2.76
CLASS I SHARES	February 9, 1993	4.93	7.28	2.95	3.61
CLASS R6 SHARES	November 6, 2017	4.99	7.50	2.99	3.63

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.40%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	2.70%

Net Assets as of 8/31/2019 (In Thousands)	$1,655,704
Duration as of 8/31/2019	3.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund outperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). Interest rates fell during the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s overall longer duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s underweight position in bonds rated AAA and its overweight position in bonds rated BBB also contributed to relative performance. The Fund’s overweight positions in the hospital and leasing sectors also helped relative performance.

The Fund’s overweight position in the electric sector and its underweight positions in the industrial development revenue/ pollution control revenue and transportation sectors were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	23.9%
AA	44.9
A	20.3
BBB	6.9
BB	0.0	(a)
NR	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge**		1.09%	2.68%	0.98%	1.14%
Without Sales Charge		3.40	5.05	1.43	1.37
CLASS C SHARES	November 1, 2001
With CDSC***		2.00	3.46	0.91	0.87
Without CDSC		3.00	4.46	0.91	0.87
CLASS I SHARES	June 19, 2009	3.51	5.48	1.90	1.86
CLASS R6 SHARES	October 1, 2018	3.64	5.53	1.91	1.87

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.78%
Bloomberg Barclays U.S. Municipal Index	6.24%

Net Assets as of 8/31/2019 (In Thousands)	$465,364
Duration as of 8/31/2019	6.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund outperformed the Bloomberg Barclays U.S. Municipal Index (the “Benchmark”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in prices when interest rates fall. The Fund’s overweight allocation to bonds rated single-A and BBB also contributed to relative performance. The Fund’s overweight positions in the hospital, industrial development revenue/pollution control revenue and leasing sectors also helped relative performance.

The Fund’s overweight position in shorter duration, high quality pre-refunded bonds was a leading detractor from relative performance. The Fund’s underweight position in the water &

sewer sector and its shorter duration position in the housing sector also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	15.3%
AA	48.0
A	22.0
BBB	13.1
NR	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge**		2.76%	4.37%	2.76%	3.68%
Without Sales Charge		6.78	8.44	3.56	4.08
CLASS C SHARES	July 1, 2008
With CDSC***		5.52	6.89	2.93	3.40
Without CDSC		6.52	7.89	2.93	3.40
CLASS I SHARES	February 1, 1995	6.92	8.72	3.77	4.27
CLASS R6 SHARES	October 1, 2018	6.95	8.77	3.78	4.27

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays U.S. Municipal Index and the Lipper General & Insured Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.19%
Bloomberg Barclays 1 Year Municipal Bond Index	1.51%

Net Assets as of 8/31/2019 (In Thousands)	$3,415,288
Duration as of 8/31/2019	0.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund underperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

The Fund’s out-of-Benchmark exposure to floating rate notes, which were used tactically to maintain liquidity in the portfolio and typically do not experience price appreciation when interest rates fall, detracted from performance relative to the Benchmark. The Fund’s overweight allocation to local general obligation bonds and its underweight allocation to bonds rated single-A and BBB also detracted from relative performance.

The Fund’s out-of-Benchmark allocation to bonds with maturities of two years or longer was a leading contributor to relative performance. The Fund’s underweight allocation to bonds issued by California and its overweight allocations to bonds issued by Illinois and New Jersey also contributed to relative performance. The Fund’s underweight allocation to pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund sought to maintain an average weighted maturity of two years or less, and the Fund’s investment adviser used a risk/reward analysis to identify investments that it believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	19.4%
AA	34.2
A	15.5
BBB	4.6
BB	0.1
NR	26.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge**		(1.17)%	(0.33)%	0.35%
Without Sales Charge		1.09	1.96	1.05
CLASS I SHARES	May 31, 2016	1.19	2.06	1.25

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.7% (a)

Alabama — 0.6%

Utility — 0.6%

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (b)	2,000	2,093

Alaska — 0.1%

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Alaska Industrial Development and Export Authority, Providence Health and Services Series 2011A, Rev., 5.50%, 10/1/2041	325	351

Arizona — 7.7%

Education — 2.5%

Arizona Industrial Development Authority, Equitable School Revolving Funds

Series A, Rev., 5.00%, 11/1/2044	750	913

Series A, Rev., 4.00%, 11/1/2049	1,000	1,105

Arizona Industrial Development Authority, Fire MESA and Red Rock Campus Projects

Series 2019A, Rev., 3.55%, 7/15/2029 (c)	1,360	1,425

Series 2019A, Rev., 5.00%, 7/15/2039 (c)	1,325	1,493

Series 2019A, Rev., 5.00%, 7/15/2049 (c)	1,675	1,867

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	422

Series 2018A, Rev., 5.00%, 7/1/2033	150	180

Series 2018A, Rev., 5.00%, 7/1/2037	200	237

La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project

Series 2018A, Rev., 5.00%, 2/15/2028	200	233

Series 2018A, Rev., 5.00%, 2/15/2038	405	481

		8,356

Hospital — 2.3%

Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2044	7,000	7,953

Industrial Development Revenue/Pollution Control Revenue — 2.8%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2037	1,000	1,167

Series 2019A, Rev., 5.00%, 1/1/2038	1,000	1,155

Series 2019A, Rev., 4.25%, 1/1/2039	1,000	1,074

Series 2019A, Rev., 4.50%, 1/1/2049	2,000	2,180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects

Series 2018A, Rev., 5.00%, 7/15/2028 (c)	1,000	1,120

Series 2018A, Rev., 5.75%, 7/15/2038 (c)	1,000	1,151

Glendale Industrial Development Authority, Terraces of Phoenix Project

Series 2018A, Rev., 4.00%, 7/1/2028	450	478

Series 2018A, Rev., 5.00%, 7/1/2033	600	665

Series 2018A, Rev., 5.00%, 7/1/2038	300	330

		9,320

Utility — 0.1%

City of Mesa, Utility System

Rev., AGM, 5.25%, 7/1/2029 (d)	160	218

Rev., AGM, 5.25%, 7/1/2029	40	54

Total Arizona		25,901

California — 2.9%

Education — 0.9%

California Community College Financing Authority, Orange Coast Properties LLC — Orange Coast College Project

Rev., 5.00%, 5/1/2037	750	892

Rev., 5.00%, 5/1/2038	400	474

California Public Finance Authority, Laverne Elementary Preparatory Academy

Series 2019A, Rev., 4.25%, 6/15/2029 (c)	795	825

Series 2019A, Rev., 5.00%, 6/15/2039 (c)	785	823

California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2018A, Rev., AGM, 0.00%, 8/1/2030	200	161

		3,175

General Obligation — 0.2%

Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (d)	160	231

San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, 0.00%, 9/1/2028	100	71

Sunnyvale Elementary School District, Election 2004 Series C, GO, 5.50%, 9/1/2034	175	261

		563

Hospital — 1.1%

California Health Facilities Financing Authority, Children’s Hospital Series 2017A, Rev., 5.00%, 8/15/2047	500	598

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	236

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	238

California Statewide Communities Development Authority, Adventist Health System Series 2018A, Rev., 3.50%, 3/1/2038	2,000	2,154

Palomar Health Rev., 5.00%, 11/1/2039	500	582

		3,808

Housing — 0.2%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	268

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	263

		531

Industrial Development Revenue/Pollution Control Revenue — 0.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series 2015B-2, Rev., AMT, 3.13%, 11/3/2025 (b)	250	272

Utility — 0.4%

California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	850	1,014

Los Angeles Department of Water and Power, Water System Series A, Rev., 5.25%, 7/1/2039	250	263

		1,277

Total California		9,626

Colorado — 6.8%

Certificate of Participation/Lease — 1.3%

South Suburban Park & Recreation District

COP, 4.00%, 12/15/2035	2,015	2,335

COP, 4.00%, 12/15/2036	1,350	1,564

COP, 4.00%, 12/15/2037	500	576

		4,475

Education — 0.6%

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project

Series 2018A, Rev., 5.00%, 12/1/2032	500	632

Series 2018A, Rev., 5.00%, 12/1/2033	500	629

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 4.00%, 12/1/2048	500	549

		1,810

General Obligation — 3.9%

Aviation Station, North Metropolitan District No. 2 Series A, GO, 5.00%, 12/1/2039	750	805

Bradburn Metropolitan District No. 2

Series 2018A, GO, 5.00%, 12/1/2038	500	576

Series 2018B, GO, 7.25%, 12/15/2047	500	525

Cottonwood Highlands Metropolitan District No. 1 Series 2019A, GO, 5.00%, 12/1/2049	900	964

Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	1,094

Lanterns Metropolitan District No. 1 Series A, GO, 5.00%, 12/1/2039	1,375	1,459

Painted Prairie Metropolitain District No. 2 GO, 5.25%, 12/1/2048	2,000	2,089

Thompson Crossing Metropolitan District No. 4

GO, 5.00%, 12/1/2039	1,400	1,504

GO, 5.00%, 12/1/2049	1,500	1,586

Trails at Crowfoot Metropolitan District No. 3

Series A, GO, 4.38%, 12/1/2030	620	639

Series A, GO, 5.00%, 12/1/2039	1,000	1,048

Willow Bend Metropolitan District Series A, GO, 5.00%, 12/1/2039	600	648

		12,937

Hospital — 1.0%

Colorado Health Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	2,000	2,210

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series A, Rev., 5.25%, 5/15/2028	1,000	1,193

		3,403

Utility — 0.0% (e)

Public Authority for Colorado Energy, Natural Gas Purchase Series 2008, Rev., 6.13%, 11/15/2023	110	122

Total Colorado		22,747

Connecticut — 0.4%

Education — 0.0% (e)

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2024	200	210

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.4%

State of Connecticut Series A, GO, 5.00%, 4/15/2037	1,000	1,234

Total Connecticut		1,444

Delaware — 0.3%

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	170	175

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	816

Total Delaware		991

District of Columbia — 0.2%

Education — 0.2%

District of Columbia, International School Issue Rev., 5.00%, 7/1/2039	650	792

Florida — 8.1%

Education — 5.1%

Capital Trust Agency, Inc., Advantage Academy of Hillsborough Project

Series A, Rev., 5.00%, 12/15/2029	405	462

Series A, Rev., 5.00%, 12/15/2039	1,775	1,974

County of Lake, Imagine South Lake Charter School Project

Series A, Rev., 5.00%, 1/15/2029 (c)	500	559

Series A, Rev., 5.00%, 1/15/2039 (c)	550	613

Series A, Rev., 5.00%, 1/15/2049 (c)	825	901

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (c)	400	458

Rev., 5.00%, 4/1/2039 (c)	900	1,020

Florida Development Finance Corp., Imagine School at Broward Project

Series A, Rev., 4.00%, 12/15/2029 (c)	260	288

Series A, Rev., 5.00%, 12/15/2034 (c)	525	619

Series A, Rev., 5.00%, 12/15/2039 (c)	305	354

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 5.00%, 3/1/2034	385	475

Rev., 5.00%, 3/1/2035	1,165	1,435

Rev., 5.00%, 3/1/2036	1,230	1,511

Rev., 5.00%, 3/1/2037	1,130	1,384

Rev., 5.00%, 3/1/2044	2,000	2,422

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Florida Higher Educational Facilities Financial Authority, St. Leo University Project Series 2019, Rev., 5.00%, 3/1/2039	750	873

Lakeland Educational Facilities, Southern College Project Series 2012A, Rev., 5.00%, 9/1/2025	500	552

Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (c)	1,180	1,279

		17,179

Hospital — 0.6%

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	630

Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,199

		1,829

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Lee County Industrial Development Authority, Shell Point/Waterside Health Project Rev., 5.00%, 11/15/2039	1,340	1,589

Polk County Industrial Development Authority, Retirement Facilities, Carpenter’s Home Estates

Series 2019A, Rev., 5.00%, 1/1/2029	450	520

Series 2019A, Rev., 5.00%, 1/1/2039	400	454

		2,563

Other Revenue — 0.5%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	170	174

Series 2018B, Rev., 4.00%, 7/1/2028	375	388

Series 2018B, Rev., 4.25%, 7/1/2033	610	630

Series 2018B, Rev., 4.50%, 7/1/2038	500	518

		1,710

Prerefunded — 0.0% (e)

Charlotte County, Utility System Rev., AGM, 5.25%, 10/1/2021 (d)	70	76

Utility — 1.1%

Charlotte County, Utility System Rev., AGM, 5.25%, 10/1/2024	130	141

County of Palm Beach, Tuscan Gardens of Delray Beach Project

Series 2018-A, Rev., 4.25%, 4/2/2022 (b)	1,000	1,028

Series 2018C, Rev., 6.25%, 4/2/2022 (b)	1,000	1,086

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

JEA Electric System Series B, Rev., 5.00%, 10/1/2034	25	27

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation For Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	625	753

Tampa Bay Water Utility System, Revenue Refunding and Improvement Series A, Rev., NATL-RE, 6.00%, 10/1/2029	500	710

		3,745

Total Florida		27,102

Georgia — 0.3%

Housing — 0.0% (e)

Georgia Housing and Finance Authority, Single Family Mortgage Series B, Rev., AMT, 4.00%, 12/1/2029	20	20

Other Revenue — 0.1%

Downtown Smyrna Development Authority Rev., 5.25%, 2/1/2028	240	289

Transportation — 0.2%

City of Atlanta, Airport Series 2012C, Rev., 5.00%, 1/1/2042	500	537

Total Georgia		846

Idaho — 0.1%

Education — 0.1%

Idaho Housing and Finance Association, Compass Public Charter School, Inc. Project Series A, Rev., 4.63%, 7/1/2029 (c)	180	199

Illinois — 6.6%

Education — 0.9%

Illinois Finance Authority, University of Illinois, Champaign Project

Series 2019A, Rev., 5.00%, 10/1/2036	300	373

Series 2019A, Rev., 5.00%, 10/1/2037	400	496

Series 2019A, Rev., 5.00%, 10/1/2038	400	495

Series 2019A, Rev., 5.00%, 10/1/2039	350	431

Series 2019A, Rev., 5.00%, 10/1/2044	1,000	1,220

		3,015

General Obligation — 2.9%

Des Plaines Valley Public Library District GO, 5.50%, 1/1/2030	125	127

Grundy & Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	600	715

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Metropolitan Water Reclamation District of Greater Chicago Series C, GO, 5.25%, 12/1/2027	50	64

State of Illinois

Series 2012, GO, 4.13%, 3/1/2028	170	177

Series 2017C, GO, 5.00%, 11/1/2029	3,000	3,500

Series 2017A, GO, 4.00%, 12/1/2033	5,000	5,302

		9,885

Hospital — 1.2%

Upper Illinois River Valley Development Authority, Morris Hospital

Series 2018, Rev., 5.00%, 12/1/2027	1,145	1,372

Series 2018, Rev., 5.00%, 12/1/2028	1,050	1,273

Series 2018, Rev., 5.00%, 12/1/2029	875	1,059

Series 2018, Rev., 5.00%, 12/1/2033	250	296

Series 2018, Rev., 5.00%, 12/1/2034	20	24

		4,024

Other Revenue — 0.5%

Metropolitan Pier and Exposition Authority, Mccormick Place Expansion Project Series 2012B, Rev., 5.00%, 12/15/2028	1,610	1,731

Prerefunded — 0.0% (e)

Lake County Community Consolidated School District No. 50 Woodland Series C, GO, 5.25%, 1/1/2021 (d)	150	158

Transportation — 1.0%

Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	595

Illinois State Toll Highway Authority Series A, Rev., 4.00%, 1/1/2037	2,000	2,291

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	250	303

		3,189

Water & Sewer — 0.1%

City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	190

Total Illinois		22,192

Indiana — 3.2%

Education — 0.8%

City of Anderson, Economic Development, Anderson University Rev., 6.00%, 10/1/2042	1,500	1,613

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Indiana Finance Authority, Marian University Project Series A, Rev., 4.00%, 9/15/2044 (f)	1,090	1,190

		2,803

Hospital — 0.7%

Indiana Finance Authority, Goshen Health

Series A, Rev., 5.00%, 11/1/2035	665	828

Series A, Rev., 4.00%, 11/1/2036	235	267

Series A, Rev., 4.00%, 11/1/2037	330	373

Series A, Rev., 4.00%, 11/1/2038	340	381

Series A, Rev., 4.00%, 11/1/2039	360	404

		2,253

Housing — 0.0% (e)

Indiana Housing and Community Development Authority, Home First Mortgage

Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	30	31

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	15	15

		46

Other Revenue — 1.3%

City of Franklin, Otterbeit Homes

Series B, Rev., 4.00%, 7/1/2036	870	961

Series B, Rev., 4.00%, 7/1/2037	905	996

Series B, Rev., 4.00%, 7/1/2038	940	1,031

Series B, Rev., 4.00%, 7/1/2039	750	823

Series B, Rev., 4.00%, 7/1/2040	500	547

		4,358

Utility — 0.3%

Indiana Finance Authority, Marquette Project Series A, Rev., 5.00%, 3/1/2030	1,000	1,119

Water & Sewer — 0.1%

Indiana State Finance Authority, Wastewater Utility, First Lien Series 2101A, Rev., 5.25%, 10/1/2031	250	270

Total Indiana		10,849

Iowa — 1.0%

Education — 0.2%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 3.75%, 12/1/2033	550	583

Housing — 0.4%

Iowa Finance Authority, Northcrest Inc. Project

Series 2018A, Rev., 5.00%, 3/1/2028	980	1,078

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 2018A, Rev., 5.00%, 3/1/2038	250	273

		1,351

Utility — 0.4%

Iowa Finance Authority, Phs Council Bluffs, Inc. Project

Rev., 3.95%, 8/1/2023	150	154

Rev., 4.45%, 8/1/2028	250	265

Rev., 5.00%, 8/1/2033	485	519

Rev., 5.00%, 8/1/2038	370	393

		1,331

Total Iowa		3,265

Kansas — 0.8%

Hospital — 0.8%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2032	500	569

Series A, Rev., 5.00%, 5/15/2039	850	956

City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.

Series 2018 I, Rev., 5.00%, 5/15/2033	500	565

Series I, Rev., 5.00%, 5/15/2038	500	555

		2,645

Total Kansas		2,645

Kentucky — 0.5%

Hospital — 0.5%

City of Ashland, Kings Daughters Medical Center

Series 2016A, Rev., 4.00%, 2/1/2036	1,000	1,035

Series 2016A, Rev., 5.00%, 2/1/2040	500	555

		1,590

Total Kentucky		1,590

Louisiana — 1.3%

Education — 1.0%

Louisiana Public Facilities Authority, Young Audiences Charter School Project

Series A, Rev., 5.00%, 4/1/2030 (c)	525	574

Series A, Rev., 5.00%, 4/1/2039 (c)	1,425	1,518

Series A, Rev., 5.00%, 4/1/2049 (c)	1,135	1,190

		3,282

Hospital — 0.2%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	589

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.0% (e)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 4.75%, 10/1/2029	40	40

Transportation — 0.1%

New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	290

Total Louisiana		4,201

Maine — 0.0% (e)

Prerefunded — 0.0% (e)

Maine Health and Higher Educational Facilities Authority Series A, Rev., 5.00%, 7/1/2023 (d)	25	29

Maryland — 0.5%

Education — 0.5%

County of Frederick, Educational Facilities, Mount St. Mary’s University Series A, Rev., 5.00%, 9/1/2037 (c)	1,500	1,727

Transportation — 0.0% (e)

Maryland Economic Development Corp. Series A, Rev., 5.13%, 6/1/2020 (d)	40	41

Total Maryland		1,768

Massachusetts — 3.0%

Education — 1.5%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2037	500	603

Rev., 5.00%, 1/1/2038	405	488

Rev., 5.00%, 1/1/2043	500	598

Massachusetts Development Finance Agency, Emmanuel College Series 2016A, Rev., 5.00%, 10/1/2043	500	577

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2036	450	555

Rev., 5.00%, 7/1/2037	605	745

Massachusetts Educational Financing Authority Series B, Rev., AMT, 3.63%, 7/1/2034	1,000	1,096

Massachusetts State College Building Authority Series B, Rev., XLCA, 5.50%, 5/1/2028	350	440

		5,102

Other Revenue — 1.2%

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042 (c)	2,000	2,119

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Massachusetts Development Finance Agency, Orchid Cove, Inc.

Rev., 4.00%, 10/1/2029	925	1,026

Rev., 4.00%, 10/1/2039	500	533

Rev., 5.00%, 10/1/2039	250	285

		3,963

Transportation — 0.3%

Massachusetts Bay Transportation Authority Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	406

Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	576

		982

Water & Sewer — 0.0% (e)

Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	143

Total Massachusetts		10,190

Michigan — 4.2%

Education — 0.3%

Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	845

General Obligation — 0.5%

City of Detroit

GO, 5.00%, 4/1/2035	500	562

GO, 5.00%, 4/1/2036	500	560

GO, 5.00%, 4/1/2037	500	557

		1,679

Industrial Development Revenue/Pollution Control Revenue — 0.0% (e)

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	85	87

Other Revenue — 0.9%

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 5.00%, 11/15/2034	1,900	2,221

Rev., 5.00%, 11/15/2043	750	859

		3,080

Transportation — 0.1%

Wayne County Airport Authority, Detroit Metropolitan Airport Series B, Rev., AMT, 5.00%, 12/1/2021	400	433

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 2.4%

Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project

Rev., 5.00%, 5/15/2032	2,000	2,293

Rev., 5.00%, 5/15/2037	1,230	1,389

Michigan Strategic Fund, I-75 Improvement Project Rev., AMT, AGM, 4.13%, 6/30/2035	2,500	2,802

Michigan Strategic Fund, United Methodist Retirement Communities, Inc. Project Rev., 5.00%, 11/15/2034	1,280	1,524

		8,008

Total Michigan		14,132

Minnesota — 1.1%

Hospital — 0.3%

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2038	750	842

Housing — 0.8%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	750	785

City of Wayzata, Folkestone Senior Living Community

Rev., 5.00%, 8/1/2032	100	113

Rev., 5.00%, 8/1/2033	200	223

Rev., 5.00%, 8/1/2035	200	222

Rev., 3.75%, 8/1/2036	250	257

Rev., 3.75%, 8/1/2037	500	513

Rev., 4.00%, 8/1/2038	350	364

Rev., 4.00%, 8/1/2039	250	260

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	5	5

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	95	96

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	5	5

Minnesota Housing Finance Agency, Residential Housing Finance Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	5	5

		2,848

Total Minnesota		3,690

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — 0.9%

Hospital — 0.8%

Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project

Series A, Rev., 4.00%, 1/1/2039	1,250	1,405

Series A, Rev., 4.00%, 1/1/2040	1,000	1,120

		2,525

Other Revenue — 0.1%

Mississippi Development Bank, Harrison County, Coliseum and Convention Center

Series A, Rev., 5.25%, 1/1/2030	160	211

Series 2010A, Rev., 5.25%, 1/1/2034	100	135

		346

Total Mississippi		2,871

Missouri — 1.3%

Education — 0.9%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	634

Series 2019A, Rev., 5.00%, 2/1/2034	1,010	1,153

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,128

		2,915

General Obligation — 0.1%

Independence School District, Direct Deposit Program Series A, GO, 5.25%, 3/1/2031	250	265

Housing — 0.0% (e)

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	40	41

Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	35	36

		77

Industrial Development Revenue/Pollution Control Revenue — 0.2%

St Louis County Industrial Development Authority, Friendship Village Series 2018A, Rev., 5.00%, 9/1/2028	630	737

Transportation — 0.1%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400	488

Total Missouri		4,482

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Montana — 0.5%

General Obligation — 0.1%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	368

Hospital — 0.3%

Montana Facility Finance Authority, Bozeman Deaconess Health Services Obligated Group Rev., 3.63%, 6/1/2043	1,000	1,045

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	130	136

Transportation — 0.0% (e)

City of Billings, Airport Series 2010A, Rev., AMT, 5.00%, 7/1/2020	100	103

Total Montana		1,652

Nevada — 0.1%

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	410

New Hampshire — 0.5%

Education — 0.1%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2026	200	252

Rev., NATL-RE, 5.50%, 6/1/2027	100	129

		381

Housing — 0.0% (e)

New Hampshire Housing Finance Authority, Single Family Mortgage Series 2011A, Rev., AMT, 5.25%, 7/1/2028	25	26

Utility — 0.4%

New Hampshire Business Finance Authority, The Vista Project

Series A, Rev., 5.25%, 7/1/2039 (c)	200	218

Series A, Rev., 5.63%, 7/1/2046 (c)	1,000	1,101

		1,319

Total New Hampshire		1,726

New Jersey — 2.8%

Education — 0.7%

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series 2018A, Rev., AMT, 3.75%, 12/1/2031	750	840

Series 2018A, Rev., AMT, 4.00%, 12/1/2032	400	455

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AMT, 4.00%, 12/1/2033	500	565

Series 2018A, Rev., AMT, 4.00%, 12/1/2034	300	338

Series A, Rev., AMT, 4.00%, 12/1/2035	200	224

		2,422

Hospital — 0.5%

New Jersey Health Care Facilities Financing Authority, St. Josephs Healthcare System Rev., 5.00%, 7/1/2041	1,500	1,762

Industrial Development Revenue/Pollution Control Revenue — 1.0%

New Jersey Economic Development Authority, Charter School, Golden Door Charter School Project

Series 2018A, Rev., 5.13%, 11/1/2029 (c)	210	230

Series 2018-A, Rev., 6.25%, 11/1/2038 (c)	525	612

New Jersey Economic Development Authority, Charter School, Marion P. Thomas Charter School, Inc. Project Series 2018-A, Rev., 5.00%, 10/1/2033 (c)	1,000	1,088

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	1,200	1,322

		3,252

Transportation — 0.6%

New Jersey Economic Development Authority, Motor Vehicle Surplus Series A, Rev., NATL-RE, 5.25%, 7/1/2024	380	445

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.25%, 6/15/2033	1,335	1,497

		1,942

Total New Jersey		9,378

New Mexico — 0.7%

Housing — 0.0% (e)

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series 2011B, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 3/1/2028	60	62

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	15	15

		77

Utility — 0.7%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group – La Vida Llena Expansion Project

Series A, Rev., 5.00%, 7/1/2033	360	419

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Series A, Rev., 5.00%, 7/1/2034	375	436

Series A, Rev., 5.00%, 7/1/2039	1,225	1,409

		2,264

Total New Mexico		2,341

New York — 1.9%

Education — 0.6%

Build Resource Corp., Inwood Academy for Leadership Charter School Project

Series 2018A, Rev., 4.88%, 5/1/2031 (c)	500	546

Series 2018A, Rev., 5.13%, 5/1/2038 (c)	250	275

Onondaga Civic Development Corp., Le Moyne College Project

Rev., 5.00%, 1/1/2037	300	357

Rev., 5.00%, 1/1/2038	200	237

Rev., 5.00%, 1/1/2043	500	590

		2,005

Hospital — 0.3%

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	1,067

Housing — 0.1%

Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project Series 2019, Rev., 5.00%, 7/1/2042	365	428

Other Revenue — 0.4%

New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	727

New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing Series 2005B, Rev., 5.50%, 10/15/2030 (d)	390	552

		1,279

Prerefunded — 0.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series BB, Rev., 5.25%, 12/15/2021 (d)	250	274

New York City Water & Sewer System Series EE, Rev., 5.38%, 12/15/2020 (d)	290	307

		581

Transportation — 0.3%

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	500	548

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Rev., AMT, 5.00%, 1/1/2036	375	450

		998

Water & Sewer — 0.0% (e)

New York City Water & Sewer System Series EE, Rev., 5.38%, 6/15/2043	150	157

Total New York		6,515

North Carolina — 0.3%

Hospital — 0.3%

North Carolina Medical Care Commission, Retirement Facilities First Mortgage, Davidson Project Series 2019A, Rev., 5.00%, 1/1/2034	1,000	1,146

North Dakota — 0.1%

Housing — 0.0% (e)

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2012A, Rev., 3.75%, 7/1/2042	60	62

Utility — 0.1%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	210	216

Total North Dakota		278

Ohio — 3.0%

Education — 1.2%

Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project

Rev., 5.00%, 12/1/2028	500	582

Rev., 5.00%, 12/1/2033	270	305

Rev., 5.00%, 12/1/2038	685	763

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	2,000	2,358

		4,008

General Obligation — 0.1%

County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement GO, NATL-RE, 5.25%, 12/1/2025	185	229

Greene County Series 2007A, GO, AMBAC, 5.25%, 12/1/2028	45	58

		287

Hospital — 1.0%

City of Centerville, Graceworks Lutheran Services Rev., 5.00%, 11/1/2027	380	437

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

County of Ross, Adena Health System Rev., 5.00%, 12/1/2039	1,000	1,236

County of Warren, Otterbein Homes

Series A, Rev., 4.00%, 7/1/2037	1,000	1,108

Series A, Rev., 4.00%, 7/1/2039	500	550

Franklin County Health Care Improvement, Presbyterian Services Series 2010A, Rev., 5.00%, 7/1/2020	100	100

		3,431

Housing — 0.0% (e)

Ohio Housing Finance Agency, Single Family Mortgage

Series 2011 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	25	26

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	15	15

		41

Transportation — 0.7%

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project

Rev., 5.00%, 12/1/2033	1,000	1,172

Rev., 5.25%, 12/1/2038	500	586

Rev., 5.50%, 12/1/2043	500	590

		2,348

Total Ohio		10,115

Oklahoma — 0.7%

Hospital — 0.4%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,202

Transportation — 0.2%

Tulsa Airports Improvement Trust

Series A, Rev., AMT, 5.00%, 6/1/2024	300	347

Series A, Rev., AMT, 5.00%, 6/1/2025	420	486

		833

Water & Sewer — 0.1%

Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.38%, 7/1/2040	220	236

Total Oklahoma		2,271

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — 0.6%

General Obligation — 0.1%

Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	202

Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	27

		229

Hospital — 0.5%

Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project

Series 2018A, Rev., 5.00%, 5/15/2038	220	248

Series 2018A, Rev., 5.00%, 5/15/2043	310	345

Salem Hospital Facility Authority, Capital Manor Project Rev., 5.00%, 5/15/2038	1,000	1,173

		1,766

Housing — 0.0% (e)

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	25	26

Prerefunded — 0.0% (e)

State of Oregon, University Systems Projects Series G, GO, 5.25%, 8/2/2021 (d)	105	114

Total Oregon		2,135

Pennsylvania — 9.7%

Education — 0.7%

Allegheny County Higher Education Building Authority, Duquesne University Series 2011A, Rev., 5.00%, 3/1/2020	160	163

Dallas Area Municipal Authority, Misericordia University Project

Rev., 3.25%, 5/1/2023	200	206

Rev., 5.00%, 5/1/2029	650	769

Rev., 5.00%, 5/1/2039	1,100	1,293

		2,431

General Obligation — 4.1%

Aliquippa School District

GO, 3.75%, 12/1/2033	2,000	2,215

GO, 3.88%, 12/1/2037	1,250	1,380

Allentown City School District

Series C, GO, 4.00%, 2/1/2034	1,580	1,804

Series B, GO, 5.00%, 2/1/2034	1,300	1,633

Series C, GO, 4.00%, 2/1/2035	1,000	1,140

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,393

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

West Mifflin School District

GO, 3.00%, 4/1/2034	1,000	1,051

GO, 3.00%, 4/1/2038	1,400	1,447

Wilkes-Barre Area School District

Series 2019, GO, 3.50%, 4/15/2038	370	403

Series 2019, GO, 3.50%, 4/15/2039	230	249

Series 2019, GO, 3.75%, 4/15/2044	1,000	1,101

		13,816

Hospital — 2.9%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2038	500	555

Allegheny County Hospital Development Authority, Medical Center Series 2019A, Rev., 4.00%, 7/15/2037	2,000	2,294

Berks County Industrial Development Authority, Healthcare Facilities

Rev., 5.00%, 5/15/2033	500	570

Series 2017A, Rev., 5.00%, 5/15/2037	250	286

Rev., 5.00%, 5/15/2038	500	565

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	1,000	1,200

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc. Project

Series 2019B, Rev., 2.88%, 12/15/2023	1,000	1,002

Series 2019A, Rev., 5.00%, 6/15/2032	545	640

Series 2019A, Rev., 5.00%, 6/15/2033	570	667

Series 2019A, Rev., 5.00%, 6/15/2038	1,110	1,284

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	846

		9,909

Housing — 0.0% (e)

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2011- 112, Rev., AMT, 5.00%, 4/1/2028	30	31

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Luzerne County Industrial Development Authority Rev., AGM, 5.00%, 12/15/2024	70	80

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2034	170	189

Series 2019, Rev., 4.00%, 12/1/2035	175	193

Series 2019, Rev., 4.00%, 12/1/2036	175	193

Series 2019, Rev., 4.00%, 12/1/2037	100	110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Series 2019, Rev., 4.00%, 12/1/2038	100	109

Series 2019, Rev., 5.00%, 12/1/2044	350	410

Series 2019, Rev., 5.00%, 12/1/2049	500	579

Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (c)	700	742

		2,605

Other Revenue — 0.2%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project

Rev., 5.00%, 5/1/2033 (c)	250	294

Rev., 5.00%, 5/1/2042 (c)	250	285

		579

Transportation — 0.1%

Allegheny County Airport Authority, Pittsburgh International Airport Series 2012A-1, Rev., 5.00%, 1/1/2026	350	379

Utility — 0.9%

Franklin County Industrial Development Authority, Haven Inc. Project

Rev., 5.00%, 12/1/2029	195	225

Rev., 5.00%, 12/1/2039	385	429

Rev., 5.00%, 12/1/2049	500	551

Lancaster Industrial Development Authority, Willow Valley Communities Project Rev., 5.00%, 12/1/2044	1,425	1,660

		2,865

Total Pennsylvania		32,615

Rhode Island — 0.1%

Education — 0.0% (e)

Rhode Island Student Loan Authority, Senior Series 2017A, Rev., AMT, 5.00%, 12/1/2024	100	116

Transportation — 0.1%

Rhode Island Commerce Corp. Series B, Rev., 5.00%, 7/1/2022	250	274

Total Rhode Island		390

South Carolina — 2.0%

Education — 1.5%

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project

Series A, Rev., 4.00%, 12/1/2029 (c) (f)	1,130	1,264

Series A, Rev., 5.00%, 12/1/2034 (c) (f)	1,405	1,671

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series A, Rev., 5.00%, 12/1/2039 (c) (f)	1,795	2,098

		5,033

Industrial Development Revenue/Pollution Control Revenue — 0.5%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	1,485	1,667

Total South Carolina		6,700

South Dakota — 0.2%

Education — 0.2%

South Dakota Health and Educational Facilities Authority, Sanford Health Rev., 5.00%, 11/1/2045	500	580

Housing — 0.0% (e)

South Dakota Housing Development Authority, Homeownership Mortgage Series 2012A, Rev., AMT, 4.50%, 5/1/2031	60	62

Total South Dakota		642

Tennessee — 0.7%

Hospital — 0.3%

Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,103

Housing — 0.4%

Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project

Rev., 4.50%, 6/1/2028 (c)	500	549

Rev., 5.13%, 6/1/2036 (c)	425	484

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	35	36

Series 1A, Rev., AMT, 4.50%, 1/1/2038	80	83

		1,152

Total Tennessee		2,255

Texas — 3.4%

Education — 2.3%

Arlington Higher Education Finance Corp., Winfree Academy Charter Schools

Series 2019A, Rev., 5.15%, 8/15/2029	450	486

Series 2019A, Rev., 5.75%, 8/15/2043	1,000	1,115

New Hope Cultural Education Facilities Finance Corp., Beta Academy

Series A, Rev., 3.38%, 8/15/2029	300	302

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., 4.00%, 8/15/2029 (c)	330	359

Series A, Rev., 5.00%, 8/15/2039 (c)	610	689

Series A, Rev., 5.00%, 8/15/2039	425	455

Series A, Rev., 5.00%, 8/15/2049	670	710

New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series A, Rev., 5.50%, 7/1/2054	1,000	1,074

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	1,111

Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.

Rev., 4.25%, 6/15/2028	150	154

Rev., 5.00%, 6/15/2033	150	157

Rev., 5.00%, 6/15/2038	250	259

Permanent University Fund - Texas A&M University System

Series B, Rev., 5.25%, 7/1/2028	140	186

Series B, Rev., 5.25%, 7/1/2030	395	547

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	195

		7,799

General Obligation — 0.1%

North East Independent School District GO, PSF-GTD, 5.25%, 2/1/2027	200	256

Hospital — 0.3%

Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	963

Housing — 0.0% (e)

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	35	36

Other Revenue — 0.3%

City of Temple,Reinvestment Zone Series A, Rev., 5.00%, 8/1/2028 (c)	940	1,054

Prerefunded — 0.0% (e)

Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Inc. Series A, Rev., 6.00%, 2/15/2020 (d)	100	102

Transportation — 0.1%

Dallas Area Rapid Transit, Senior Lien Rev., AMBAC, 5.25%, 12/1/2029	130	177

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.3%

Matagorda County Navigation District No. 1, Central Power and Light Co. Project Rev., 2.60%, 11/1/2029	1,000	1,049

Water & Sewer — 0.0% (e)

City of Houston, Combined Utility System, Capital Appreciation Series A, Rev., AGM, 0.00%, 12/1/2027 (d)	30	26

Total Texas		11,462

Utah — 0.7%

Education — 0.5%

Utah Charter School Finance Authority

Series A, Rev., 4.00%, 4/15/2032	250	289

Series A, Rev., 4.00%, 4/15/2033	260	299

Series A, Rev., 5.00%, 4/15/2034	235	293

Series A, Rev., 5.00%, 4/15/2039	700	866

		1,747

Other Revenue — 0.2%

Utah Transit Authority, Sales Tax

Series C, Rev., AGM, 5.25%, 6/15/2025	40	48

Series 2006C, Rev., AGM, 5.25%, 6/15/2032	450	624

		672

Total Utah		2,419

Vermont — 0.2%

Education — 0.2%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 4.00%, 6/15/2032	200	216

Series A, Rev., AMT, 4.00%, 6/15/2033	250	269

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	200	215

		700

Total Vermont		700

Virginia — 4.6%

Education — 0.2%

Danville Industrial Development Authority, Averett University Series A, Rev., 4.75%, 10/1/2032	760	813

Hospital — 1.2%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 4.00%, 7/1/2035	1,000	1,159

Rev., 4.00%, 7/1/2036	1,175	1,347

Rev., 4.00%, 7/1/2037	1,205	1,377

		3,883

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 1.3%

Norfolk Redevelopment and Housing Authority, Harbors Edge Project

Series 2019B, Rev., 4.00%, 1/1/2025	2,000	2,002

Series 2019A, Rev., 5.00%, 1/1/2034	1,000	1,105

Series 2019A, Rev., 4.38%, 1/1/2039	1,250	1,353

		4,460

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Roanoke County Economic Development Authority, Residential Care Facility, Richfield Living

Series 2019A, Rev., 4.75%, 9/1/2029	1,000	1,066

Series 2019A, Rev., 5.00%, 9/1/2034	2,000	2,141

		3,207

Prerefunded — 0.0% (e)

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series 2011A, Rev., 5.00%, 11/1/2021 (d)	70	76

Utility — 0.9%

Fredericksburg Economic Development Authority, Stadium Project

Series B, Rev., 6.13%, 9/1/2029 (c)	2,000	2,027

Series B, Rev., 7.00%, 9/1/2044 (c)	1,000	1,034

		3,061

Total Virginia		15,500

Washington — 3.4%

General Obligation — 0.8%

Pend Oreille County, Public Hospital District No. 1

GO, 5.00%, 12/1/2033	1,000	1,168

GO, 5.00%, 12/1/2038	1,255	1,444

		2,612

Hospital — 0.3%

Washington Health Care Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,104

Housing — 0.6%

Washington State Housing Finance Commission, Homeownership Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 4/1/2029	35	36

Washington State Housing Finance Commission, The Heart Stone Project

Series 2018A, Rev., 4.50%, 7/1/2028 (c)	965	1,075

Series 2018A, Rev., 5.00%, 7/1/2038 (c)	825	924

		2,035

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.4%

Washington State Housing Finance Commission, Judson Park Project

Rev., 4.00%, 7/1/2028 (c)	535	582

Rev., 5.00%, 7/1/2033 (c)	535	607

Rev., 5.00%, 7/1/2038 (c)	300	337

		1,526

Utility — 1.3%

Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2039	3,605	4,216

Total Washington		11,493

West Virginia — 1.0%

Hospital — 1.0%

West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc.

Series 2019A, Rev., 5.00%, 9/1/2038	1,250	1,541

Series 2019A, Rev., 5.00%, 9/1/2039	1,400	1,722

		3,263

Total West Virginia		3,263

Wisconsin — 5.6%

Education — 2.9%

Public Finance Authority, Community School of Davidson Project

Rev., 3.75%, 10/1/2023	300	307

Rev., 5.00%, 10/1/2033	775	879

Public Finance Authority, Minnesota College of Osteopathic Medicine

Series 2019A-1, Rev., 5.50%, 12/1/2048 (c)	575	577

Series 2019A-2, Rev., 7.25%, 12/1/2048 (c)	1,500	1,498

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2027	160	191

Rev., 5.00%, 6/15/2028	505	611

Rev., 5.00%, 6/15/2034	215	259

Rev., 5.00%, 6/15/2039	390	461

Rev., 5.00%, 6/15/2049	1,000	1,164

Public Finance Authority, Wilson Preparatory Academy

Series 2019A, Rev., 4.13%, 6/15/2029 (c)	545	567

Series 2019A, Rev., 5.00%, 6/15/2039 (c)	500	536

Series 2019A, Rev., 5.00%, 6/15/2049 (c)	1,100	1,166

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Education — continued

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 4.25%, 9/15/2035	1,500		1,533

			9,749

Hospital — 0.4%

Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150		176

Series A, Rev., 5.00%, 7/1/2044	210		244

Series A, Rev., 5.00%, 7/1/2049	750		869

			1,289

Other Revenue — 2.3%

Public Finance Authority Rev., 4.25%, 10/1/2038 (c)	2,000		2,052

Public Finance Authority, Cedars Obligated Group

Rev., 4.25%, 5/1/2029 (c)	1,875		1,873

Rev., 5.50%, 5/1/2039 (c)	1,875		1,891

Public Finance Authority, The Evergreens Obligated Group Rev., 5.00%, 11/15/2044	1,565		1,811

			7,627

Total Wisconsin			18,665

Total Municipal Bonds (Cost $300,130)			318,067

	SHARES (000)
Common Stocks — 0.0% (e)

Oil, Gas & Consumable Fuels — 0.0% (e)

Southcross Holdco Equity * ‡ (Cost $12)	—	(g)	18

Short-Term Investments — 10.1%

Investment Companies — 10.1%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $33,923)	33,923		33,926

Total Investments — 104.8% (Cost $334,065)			352,011
Liabilities in Excess of Other Assets — (4.8)%			(16,014)

NET ASSETS — 100.0%			335,997

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
CR	Custodial Receipts
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
XLCA	Insured by XL Capital Assurance

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Amount rounds to less than one thousand.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.4% (a)

Alabama — 0.6%

Utility — 0.6%

The Lower Alabama Gas District, Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,000	1,303

Alaska — 0.4%

Housing — 0.4%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	765	806

Arizona — 2.5%

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	249

Water & Sewer — 2.4%

City of Scottsdale, Water and Sewer Rev., 5.25%, 7/1/2022	2,645	2,952

City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,540

		5,492

Total Arizona		5,741

California — 0.5%

Hospital — 0.2%

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	500

Other Revenue — 0.3%

State of California, Department of Veterans Affairs Series B, Rev., 3.50%, 12/1/2045	600	632

Total California		1,132

Colorado — 1.4%

Education — 0.9%

Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project

Rev., 4.00%, 9/1/2020	450	462

Rev., 5.00%, 9/1/2022	470	521

Colorado School of Mines Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 1.90%, 10/1/2019 (b)	985	990

		1,973

Hospital — 0.4%

University of Colorado Hospital Authority Series C-1, Rev., VRDO, 4.00%, 3/1/2020 (c)	1,000	1,001

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.1%

Colorado Housing and Finance Authority, Single-Family Mortgage Series 2019F, Rev., GNMA COLL, 4.25%, 11/1/2049	300	338

Other Revenue — 0.0% (d)

IDK Partners III Trust, Mortgage Pass-Through Certificates Series 1999A, Class A, Rev., 5.10%, 8/1/2023 ‡	11	11

Total Colorado		3,323

Connecticut — 4.3%

Education — 2.2%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series 2010A, Rev., 5.25%, 11/15/2023	1,560	1,636

Series A, Rev., 5.25%, 11/15/2024	1,500	1,576

Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250	308

University of Connecticut Series 2019A, Rev., 5.00%, 11/1/2035	1,250	1,562

		5,082

Hospital — 0.1%

Connecticut State Health & Educational Facilities Authority, Yale New Haven Series B, Rev., 1.80%, 7/1/2024 (c)	225	230

Housing — 2.0%

Connecticut Housing Finance Authority, Home Mortgage Finance Program

Series D-1, Rev., 1.35%, 5/15/2022	175	176

Series D-1, Rev., 1.45%, 5/15/2023	1,020	1,025

Series D-1, Rev., 1.50%, 11/15/2023	1,220	1,229

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series A-1, Rev., 4.00%, 11/15/2045	370	391

Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,120	1,202

Subseries A-1, Rev., 4.00%, 11/15/2047	400	430

		4,453

Total Connecticut		9,765

Delaware — 1.3%

Hospital — 1.2%

Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200	2,671

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	200	206

Total Delaware		2,877

District of Columbia — 1.3%

Transportation — 0.5%

Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series 2017B, Rev., 5.00%, 7/1/2025	1,000	1,221

Water & Sewer — 0.8%

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien, Green Bonds Series A, Rev., 5.00%, 10/1/2045	1,500	1,777

Total District of Columbia		2,998

Florida — 7.9%

Certificate of Participation/Lease — 2.8%

School Board of Miami-Dade County (The) Series 2015D, COP, 5.00%, 2/1/2027	3,000	3,657

South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,743

		6,400

Hospital — 1.0%

Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2036	1,000	1,248

Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group Rev., 5.00%, 12/1/2021 (e)	1,100	1,189

		2,437

Housing — 0.1%

Florida Housing Finance Corp., Homeowner Mortgage, Special Program

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	145	148

Series B, Rev., GNMA COLL, 4.50%, 1/1/2029	20	20

		168

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	925

Other Revenue — 1.0%

Miami Beach Redevelopment Agency, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,290

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 2.6%

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,956

Total Florida		18,176

Georgia — 1.3%

Hospital — 0.5%

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project Series A, Rev., 5.00%, 2/15/2026	860	1,032

Housing — 0.8%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 4.00%, 12/1/2047	610	655

Series B, Rev., 4.00%, 12/1/2047	1,150	1,235

		1,890

Total Georgia		2,922

Guam — 0.3%

Water & Sewer — 0.3%

Guam Government Waterworks Authority, Water and Wastewater System (Guam)

Rev., 5.00%, 7/1/2023	375	419

Rev., 5.00%, 7/1/2024	300	343

		762

Total Guam		762

Illinois — 1.7%

Hospital — 0.2%

Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	442

Housing — 1.5%

City of Aurora, Single Family Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	102	103

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	119	119

City of Peoria, City of Moline and City of Freeport, Collateralized Single Family Mortgage Series A, Rev., GNMA COLL, 7.60%, 4/1/2027	5	5

Illinois Housing Development Authority Series C, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 10/1/2049	2,000	2,212

Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	920	978

		3,417

Total Illinois		3,859

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — 2.5%

Hospital — 0.8%

Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,987

Housing — 0.1%

Indiana Housing and Community Development Authority, Home First Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	205	210

Industrial Development Revenue/Pollution Control Revenue — 1.0%

County of St. Joseph, Economic Development, St. Mary’s College Project Series A, Rev., 5.00%, 4/1/2026	1,880	2,261

Water & Sewer — 0.6%

Indiana Finance Authority, First Lien Wastewater Utility, CWA Authority Project Series 2012A, Rev., 5.00%, 10/1/2030	1,250	1,389

Total Indiana		5,847

Iowa — 1.3%

Education — 0.5%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,182

Housing — 0.8%

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	1,725	1,830

Total Iowa		3,012

Kentucky — 0.5%

Education — 0.3%

Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2020	515	528

Industrial Development Revenue/Pollution Control Revenue — 0.2%

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Series 2016A, Rev., VRDO, 1.05%, 8/14/2019 (c)	500	500

Total Kentucky		1,028

Louisiana — 0.4%

Housing — 0.0% (d)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	28	27

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.4%

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	858

Total Louisiana		885

Maine — 0.4%

Housing — 0.4%

Maine State Housing Authority

Series A-1, Rev., AMT, 4.50%, 11/15/2028	140	145

Series B, Rev., AMT, 4.00%, 11/15/2043	125	130

Series A, Rev., 4.00%, 11/15/2045	685	725

		1,000

Total Maine		1,000

Maryland — 0.6%

Housing — 0.6%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2017A, Rev., 4.00%, 7/1/2048	1,250	1,349

Massachusetts — 5.7%

Education — 1.0%

Massachusetts Educational Financing Authority, Education Loan Rev., AMT, 5.00%, 7/1/2021	1,000	1,066

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,189

		2,255

Housing — 0.2%

Massachusetts Housing Finance Agency, Single Family Housing

Series 169, Rev., 4.00%, 12/1/2044	205	213

Series 183, Rev., 3.50%, 12/1/2046	330	345

		558

Water & Sewer — 4.5%

Massachusetts Clean Water Trust (The), Pool Program Rev., 5.25%, 8/1/2024	3,000	3,610

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2028	3,000	3,999

Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,720

		10,329

Total Massachusetts		13,142

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — 1.3%

Education — 0.3%

Eastern Michigan University Series A, Rev., 5.00%, 3/1/2030	575	704

Housing — 0.4%

Michigan State Housing Development Authority, Single-Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	930	983

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., VRDO, 1.45%, 9/1/2021 (c)	570	570

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	735	754

		1,324

Total Michigan		3,011

Minnesota — 2.7%

General Obligation — 0.0% (d)

State of Minnesota Series A, GO, 5.00%, 10/1/2021 (e)	35	38

Hospital — 0.5%

City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., 5.00%, 11/15/2029	965	1,280

Housing — 2.2%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	190	195

Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/1/2040	180	180

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	52	52

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	315	319

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	25	25

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	110	113

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation

Rev., 5.25%, 8/1/2024	1,015	1,094

Rev., 5.25%, 8/1/2025	1,070	1,152

Rev., 5.25%, 8/1/2026	825	888

Minnesota Housing Finance Agency, Residential Housing Finance

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	120	123

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	775	832

		4,973

Total Minnesota		6,291

Mississippi — 0.8%

Housing — 0.8%

Mississippi Home Corp., Home Ownership Mortgage Series A, Rev., GNMA COLL, 4.50%, 12/1/2031	110	112

Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048	1,515	1,667

		1,779

Total Mississippi		1,779

Missouri — 1.2%

Hospital — 0.5%

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series A, Rev., 5.00%, 6/1/2031	1,000	1,271

Housing — 0.7%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	1,415	1,485

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series 2009 E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2027	70	70

		1,555

Total Missouri		2,826

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nebraska — 0.9%

Hospital — 0.9%

Madison County Hospital Authority No. 1, Faith Regional Health Services Project

Rev., 5.00%, 7/1/2030	1,020	1,171

Rev., 5.00%, 7/1/2031	720	824

		1,995

Total Nebraska		1,995

Nevada — 0.6%

Hospital — 0.6%

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2026	555	674

Rev., 5.00%, 9/1/2029	620	759

		1,433

Total Nevada		1,433

New Hampshire — 2.3%

Education — 2.3%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2024	3,545	4,231

Rev., NATL-RE, 5.50%, 6/1/2027	900	1,163

		5,394

Total New Hampshire		5,394

New Jersey — 4.7%

Education — 1.4%

New Jersey Higher Education Student Assistance Authority Series A, Rev., 5.00%, 12/1/2024	1,100	1,307

New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	2,043

		3,350

General Obligation — 1.1%

City of Englewood GO, 2.00%, 3/27/2020	1,000	1,005

Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,475

		2,480

Hospital — 1.5%

New Jersey Health Care Facilities Financing Authority, University Hospital Issue

Series A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,105

Series A, Rev., AGM, 5.00%, 7/1/2023	820	935

Series A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,319

		3,359

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.7%

New Jersey Housing & Mortgage Finance Agency, Oceanport Gardens Series C, Rev., VRDO, 1.58%, 6/1/2020 (c)	365	365

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	1,170	1,305

		1,670

Total New Jersey		10,859

New Mexico — 0.6%

Housing — 0.6%

New Mexico Mortgage Finance Authority, Single-Family Mortgage Program Series 2019C, Class I, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2050	1,250	1,379

New York — 5.5%

General Obligation — 0.9%

Johnson City Central School District GO, BAN, 2.00%, 8/7/2020	1,000	1,006

Tioga Central School District GO, BAN, 2.00%, 8/14/2020	1,000	1,007

		2,013

Housing — 1.2%

New York Mortgage Agency Rev., AMT, 5.00%, 4/1/2028	110	112

New York Mortgage Agency, Homeowner Mortgage

Series 197, Rev., 3.50%, 10/1/2044	1,280	1,345

Series 195, Rev., 4.00%, 10/1/2046	1,140	1,212

		2,669

Transportation — 1.5%

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2029	1,000	1,118

Port Authority of New York and New Jersey, Consolidated, 194th Series Series 194, Rev., 5.00%, 10/15/2030	2,000	2,442

		3,560

Water & Sewer — 1.9%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,208

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution Series 2011B, Rev., 5.00%, 6/15/2028	3,000	3,211

		4,419

Total New York		12,661

North Carolina — 0.5%

Other Revenue — 0.5%

County of Randolph, Limited Obligation Series B, Rev., 5.00%, 10/1/2026	1,000	1,238

North Dakota — 2.4%

Housing — 1.5%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series D, Rev., 4.50%, 1/1/2029	95	95

Series F, Rev., AMT, 4.50%, 1/1/2035	120	122

Series 2016D, Rev., 3.50%, 7/1/2046	430	456

Series D, Rev., 4.00%, 7/1/2046	1,305	1,388

Series 2017D, Rev., FHA, 4.00%, 1/1/2048	1,295	1,400

		3,461

Utility — 0.9%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	2,000	2,055

Total North Dakota		5,516

Ohio — 4.1%

General Obligation — 0.8%

Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,861

Housing — 0.4%

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	5	5

Series 2016D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	975	1,047

		1,052

Industrial Development Revenue/Pollution Control Revenue — 2.4%

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2019A, Rev., 5.00%, 6/1/2029	2,645	3,510

Series B, Rev., 5.00%, 12/1/2029	1,615	1,976

		5,486

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.5%

American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	850	1,055

Total Ohio		9,454

Oklahoma — 0.2%

Housing — 0.2%

Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 10/1/2038	275	280

Oklahoma Housing Finance Agency Rev., VRDO, 1.60%, 1/1/2022 (c)	200	200

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program Series 2010A, Rev., GNMA COLL, 4.38%, 9/1/2027	10	10

		490

Total Oklahoma		490

Oregon — 0.2%

Housing — 0.2%

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	385	399

Other — 0.4%

Housing — 0.4%

Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., VRDO, 5.95%, 11/1/2023 (c)	995	996

Pennsylvania — 3.4%

Hospital — 0.4%

Allegheny County Hospital Development Authority, Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600	768

Housing — 0.8%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 121, Rev., 3.50%, 10/1/2046	1,325	1,388

Series 122, Rev., AMT, 4.00%, 10/1/2046	415	445

		1,833

Industrial Development Revenue/Pollution Control Revenue — 2.2%

Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project

Rev., 5.00%, 12/1/2023	2,020	2,320

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — continued

Rev., AGM, 5.00%, 12/1/2026	1,550	1,927

Rev., AGM, 5.00%, 12/1/2027	680	852

		5,099

Total Pennsylvania		7,700

Rhode Island — 0.9%

Housing — 0.9%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing Series 1-A, Rev., VRDO, 1.70%, 10/1/2019 (c)	2,000	2,000

South Carolina — 1.1%

Housing — 0.6%

South Carolina State Housing Finance and Development Authority

Series 1, Rev., GNMA COLL, 5.00%, 1/1/2028	30	30

Series A, Rev., 4.00%, 1/1/2047	330	353

Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	810	875

		1,258

Other Revenue — 0.5%

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,213

Total South Carolina		2,471

South Dakota — 1.7%

Housing — 1.7%

South Dakota Housing Development Authority, Homeownership Mortgage

Series 2015D, Rev., 4.00%, 11/1/2045	1,485	1,580

Series A, Rev., 4.00%, 5/1/2049	2,075	2,280

		3,860

Total South Dakota		3,860

Tennessee — 0.8%

Housing — 0.8%

Tennessee Housing Development Agency, Residential Finance Program

Series 2B, Rev., AMT, 4.00%, 7/1/2043	180	189

Rev., 3.50%, 1/1/2048	1,650	1,753

		1,942

Total Tennessee		1,942

Texas — 10.1%

Education — 2.9%

University of Texas (The), Board of Regents, Financing System Series 2019A, Rev., 5.00%, 8/15/2033	5,000	6,604

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 3.8%

Clear Creek Independent School District Series B, GO, VRDO, PSF-GTD, 1.35%, 8/15/2022 (c)	500	502

Northside Independent School District GO, PSF-GTD, 1.60%, 8/1/2024 (c)	350	353

Pasadena Independent School District Series B, GO, PSF-GTD, 1.50%, 8/15/2024 (c)	750	759

Pflugerville Independent School District Series A, GO, PSF-GTD, 2.25%, 8/15/2022 (c)	1,200	1,236

Socorro Independent School District Series A, GO, PSF-GTD, 5.00%, 8/15/2024	2,000	2,376

State of Texas GO, VRDO, LIQ: FHLB, 1.35%, 9/11/2019 (c)	3,000	3,000

State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450	540

		8,766

Hospital — 0.4%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017A, Rev., 5.00%, 10/15/2026	250	303

Series 2017A, Rev., 5.00%, 10/15/2027	500	605

		908

Housing — 0.7%

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	225	234

Texas State Affordable Housing Corp., Single-Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	1,250	1,388

		1,622

Transportation — 2.0%

Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/2046	1,000	1,156

Dallas Area Rapid Transit, Senior Lien Series A, Rev., 5.00%, 12/1/2032	2,800	3,390

		4,546

Water & Sewer — 0.3%

City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	852

Total Texas		23,298

Utah — 3.7%

Housing — 2.2%

Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	1,250	1,341

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	3,245	3,668

		5,009

Other Revenue — 0.6%

Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,288

Utility — 0.9%

Utah Associated Municipal Power System, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700	2,112

Total Utah		8,409

Vermont — 2.9%

Education — 2.3%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,122

Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,610

Series A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,530

		5,262

Housing — 0.6%

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	110	112

Series B, Rev., AMT, 3.75%, 11/1/2045	1,220	1,265

		1,377

Total Vermont		6,639

Washington — 5.0%

Hospital — 1.0%

Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,295

Housing — 1.3%

Washington State Housing Finance Commission, Single-Family Program

Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	345	358

Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	2,500	2,638

		2,996

Other Revenue — 2.7%

FYI Properties, State of Washington District Project — Green Bonds Rev., 5.00%, 6/1/2039	5,000	6,194

Total Washington		11,485

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — 3.1%

Education — 2.2%

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2022	520	567

Series 2017A, Rev., 5.00%, 9/1/2023	550	615

Series 2017A, Rev., 5.00%, 9/1/2024	580	664

Series 2017A, Rev., 5.00%, 9/1/2025	235	274

Series 2017A, Rev., 5.00%, 9/1/2026	385	456

Series 2017A, Rev., 5.00%, 9/1/2027	785	944

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.

Series C, Rev., 5.00%, 2/15/2027	400	491

Series C, Rev., 5.00%, 2/15/2028	575	709

Series C, Rev., 5.00%, 2/15/2029	375	456

		5,176

Hospital — 0.9%

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.

Rev., 5.00%, 7/1/2024	250	293

Rev., 5.00%, 7/1/2025	250	301

Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,436

		2,030

Total Wisconsin		7,206

Wyoming — 0.4%

Other Revenue — 0.4%

Wyoming Community Development Authority Series 5, Rev., 4.00%, 12/1/2046	935	1,009

Total Municipal Bonds (Cost $210,192)		221,667

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (f) (g) (Cost $5,168)	5,168	5,168

Total Investments — 98.7% (Cost $215,360)		226,835
Other Assets Less Liabilities — 1.3%		3,010

NET ASSETS — 100.0%		229,845

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BRRH	Boca Raton Regional Hospital
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue

USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.0% (a)

Alabama — 1.4%

Other Revenue — 0.0% (b)

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2023	500	567

Utility — 1.4%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.62%), 1.90%, 9/12/2019 (c)	7,500	7,473

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (d)	8,320	8,706

Southeast Alabama Gas Supply District (The), Project No. 1

Series A, Rev., 5.00%, 4/1/2021	2,865	3,024

Series A, Rev., 5.00%, 4/1/2022	3,220	3,505

		22,708

Total Alabama		23,275

Alaska — 0.1%

General Obligation — 0.1%

State of Alaska Series A, GO, 5.00%, 8/1/2029	1,300	1,564

Utility — 0.0% (b)

City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2023	500	577

Total Alaska		2,141

Arizona — 1.9%

Certificate of Participation/Lease — 0.0% (b)

Arizona School Facilities Board Series 2013 A-1, COP, 5.00%, 9/1/2019	500	500

General Obligation — 0.5%

City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,831

Maricopa County Elementary School District No. 6 Washington, School Improvement, Project of 2016 Series 2019B, GO, 5.00%, 7/1/2029	3,950	5,118

		7,949

Hospital — 0.3%

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	4,172

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 1.1%

Maricopa County Industrial Development Authority, Banner Health

Series B, Rev., 5.00%, 10/18/2022 (d)	7,370	8,239

Series C, Rev., 5.00%, 10/18/2024 (d)	9,000	10,688

		18,927

Other Revenue — 0.0% (b)

Town of Marana, Excise Tax

Series B, Rev., 4.00%, 7/1/2020	75	77

Series 2017B, Rev., 5.00%, 7/1/2021	100	107

		184

Total Arizona		31,732

Arkansas — 0.8%

Education — 0.3%

University of Arkansas, UAMS Campus

Rev., 5.00%, 3/1/2020	535	546

Rev., 5.00%, 3/1/2025	500	604

Rev., 5.00%, 3/1/2026	1,000	1,205

University of Central Arkansas, Student Housing System

Series 2017A, Rev., 5.00%, 11/1/2021	1,600	1,724

Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	126

Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	276

Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	207

		4,688

Other Revenue — 0.5%

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	402

City of Little Rock, Hotel and Restaurant Rev., 5.00%, 7/1/2020	580	598

City of Rogers Series B, Rev., 5.00%, 11/1/2027	3,855	4,783

County of Sharp

Rev., 5.00%, 3/1/2024	595	683

Rev., 5.00%, 3/1/2025	600	706

Rev., 5.00%, 3/1/2026	685	824

		7,996

Total Arkansas		12,684

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — 18.5%

Certificate of Participation/Lease — 0.1%

City of Chula Vista, Police Facility Project

COP, 5.00%, 10/1/2021	360	390

COP, 5.00%, 10/1/2022	465	523

COP, 5.00%, 10/1/2023	1,000	1,163

Goleta Water District Series A, COP, AGM, 5.00%, 12/1/2020	140	147

		2,223

Education — 1.0%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2024	1,675	1,899

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2025	275	332

Rev., 5.00%, 10/1/2026	150	185

Rev., 5.00%, 10/1/2027	150	189

Regents of the University of California Series AK, Rev., 5.00%, 5/15/2023 (d)	11,505	13,237

		15,842

General Obligation — 7.4%

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,175

City and County of San Francisco Series 2014A, GO, 5.00%, 6/15/2025	5,310	5,918

County of Sacramento, San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2020	775	804

County of Santa Clara, Moreland School District GO, 5.00%, 8/1/2021	1,000	1,077

County of Santa Clara, San Jose Unified School District GO, 5.00%, 8/1/2023	350	405

Grossmont Healthcare District

Series D, GO, 5.00%, 7/15/2026	1,225	1,500

Series D, GO, 5.00%, 7/15/2027	1,285	1,566

Grossmont Healthcare District, Election of 2006 Series 2015C, GO, 5.00%, 7/15/2026	1,000	1,225

Los Angeles Community College District Series C, GO, 5.00%, 6/1/2026	5,000	6,313

Novato Unified School District

Series A, GO, 4.00%, 2/1/2022	535	575

Series A, GO, 5.00%, 2/1/2023	685	779

Series A, GO, 5.00%, 2/1/2024	870	1,024

Series A, GO, 5.00%, 8/1/2025	1,500	1,796

Series A, GO, 5.00%, 8/1/2026	1,800	2,151

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,389

Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	2,177

Salinas Union High School District GO, BAN, 0.00%, 8/1/2020	2,000	1,963

San Diego Unified School District, Election of 2012 Series F, GO, 5.00%, 7/1/2029	550	671

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 3.00%, 8/1/2022	2,735	2,909

Series 2015D, GO, 5.00%, 8/1/2027	1,500	1,850

Series 2015D, GO, 5.00%, 8/1/2028	1,685	2,079

San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,780

San Mateo County Community College District

GO, 5.00%, 9/1/2025	700	839

GO, 5.00%, 9/1/2026	1,095	1,311

Santa Barbara Unified School District

Series A, GO, 4.00%, 8/1/2022	30	33

Series B, GO, 5.00%, 8/1/2026	50	63

State of California, Various Purpose

Series B, GO, 5.00%, 9/1/2023	2,810	3,244

GO, 5.00%, 11/1/2023	3,560	4,130

GO, 5.00%, 3/1/2026	13,210	15,955

GO, 5.00%, 9/1/2026	4,900	6,182

GO, 4.00%, 8/1/2028	4,000	4,694

GO, 5.00%, 9/1/2028	2,500	2,693

GO, 4.00%, 8/1/2029	4,180	4,891

GO, 5.00%, 8/1/2029	7,830	9,731

GO, 4.00%, 8/1/2030	10,000	11,651

Whittier Union School District GO, 5.00%, 8/1/2023	10,495	12,148

		122,691

Hospital — 1.6%

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,303

California Health Facilities Financing Authority, Providence Health and Services

Series 2014A, Rev., 5.00%, 10/1/2021	750	812

Series 2014A, Rev., 5.00%, 10/1/2022	1,500	1,681

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Health Facilities Financing Authority, St. Joseph Health System

Series 2013C, Rev., VRDO, 5.00%, 10/15/2019 (d)	5,000	5,023

Series 2013D, Rev., 5.00%, 10/15/2020 (d)	12,870	13,441

California Municipal Finance Authority, NorthBay Healthcare Group

Series 2017A, Rev., 5.00%, 11/1/2023	500	563

Series 2017A, Rev., 5.00%, 11/1/2024	800	921

Series 2017A, Rev., 5.00%, 11/1/2025	745	872

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	318

		25,934

Other Revenue — 2.5%

Alameda County Transport Authority, Sales Tax

Rev., 5.00%, 3/1/2020	1,240	1,265

Rev., 4.00%, 3/1/2022	5,000	5,385

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2013A-2, Rev., VRDO, 1.79%, 10/1/2019 (d)	3,250	3,253

Series 2011A-3, Rev., VRDO, (ICE LIBOR USD 3 Month + 0.37%), 1.87%, 10/1/2019 (c)	8,000	8,013

Series 2011A-4, Rev., VRDO, (ICE LIBOR USD 3 Month + 0.37%), 1.87%, 10/1/2019 (c)	7,000	7,016

California Municipal Finance Authority, Biola University

Rev., 4.00%, 10/1/2019	205	206

Rev., 5.00%, 10/1/2021	370	398

Contra Costa County Transportation Authority, Sales Tax

Series A, Rev., 4.00%, 3/1/2023	3,420	3,790

Series A, Rev., 5.00%, 3/1/2023	2,420	2,765

Series A, Rev., 5.00%, 3/1/2024	2,000	2,365

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2021	1,000	1,068

Riverside Community Properties Development, Inc., Riverside County Law Building Project Rev., 5.00%, 10/15/2019 (e)	780	784

San Diego County Regional Transportation Commission, Sales Tax

Series A, Rev., 5.00%, 4/1/2021	250	266

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series A, Rev., 5.00%, 4/1/2022	100	111

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2024	525	627

Series A, Rev., 5.00%, 7/1/2025	905	1,115

San Francisco State Building Authority and Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,920

Sonoma County Transportation Authority, Sales Tax Rev., 5.00%, 12/1/2024	1,000	1,207

		41,554

Prerefunded — 0.3%

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2021 (e)	1,275	1,382

California State Public Works Board, California State University, Davidson Library at Santa Barbara Series 2013C, Rev., 5.00%, 3/1/2023 (e)	2,820	3,210

		4,592

Transportation — 3.0%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area

Series G, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.60%), 1.88%, 9/12/2019 (c)	9,000	8,999

Series S-7, Rev., 4.00%, 4/1/2029	20,000	23,641

City of Los Angeles, Department of Airports

Series A, Rev., AMT, 5.00%, 5/15/2021	1,590	1,693

Series C, Rev., 5.00%, 5/15/2022	750	830

Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,721

Series B, Rev., 4.00%, 5/15/2024	365	415

Series C, Rev., 5.00%, 5/15/2024	700	827

Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	3,233

Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,334

Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	3,050

County of Orange Series 2019A, Rev., 5.00%, 7/1/2028	600	779

Orange County Local Transportation Authority Rev., 5.00%, 2/15/2025	425	520

		50,042

Utility — 1.3%

Los Angeles Department of Water and Power, Water System Series A, Rev., 5.00%, 7/1/2025	100	123

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Sacramento Municipal Utility District, Electric

Series E, Rev., 5.00%, 8/15/2022	2,740	3,071

Series E, Rev., 5.00%, 8/15/2027	105	138

San Francisco City and County Public Utilities Commission Water, Green Bonds Series 2018C, Rev., 2.13%, 10/1/2023 (d)	10,000	10,336

Southern California Public Power Authority, Canyon Power Project Series 2016A, Rev., 5.00%, 7/1/2026	1,000	1,074

Southern California Public Power Authority, Magnolia Power Project Series 1, Rev., VRDO, 2.00%, 7/1/2020 (d)	7,000	7,028

Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	452

		22,222

Water & Sewer — 1.3%

Burlingame Financing Authority Water and Wastewater Rev., 4.00%, 4/1/2020	250	255

California State Department of Water Resources, Central Valley Project, Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.50%, 9/12/2019 (c)	10,000	10,058

City of Los Angeles, Wastewater System Series 2015-A, Rev., 5.00%, 6/1/2022	2,750	3,061

East Bay Municipal Utility District, Wastewater System Series A, Rev., 5.00%, 6/1/2020	3,000	3,092

Eastern Municipal Water District, Water and Wastewater

Series C, Rev., 5.00%, 7/1/2021	2,530	2,720

Series C, Rev., 5.00%, 7/1/2022	1,700	1,896

		21,082

Total California		306,182

Colorado — 2.0%

Certificate of Participation/Lease — 0.2%

City of Aurora

COP, 3.00%, 12/1/2020	125	128

COP, 4.00%, 12/1/2022	375	408

City of Longmont

Series A, COP, 5.00%, 12/1/2021	100	109

Series A, COP, 5.00%, 12/1/2022	100	112

Series A, COP, 5.00%, 12/1/2024	100	116

Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement

COP, 3.00%, 6/15/2020	250	254

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificate of Participation/Lease — continued

COP, 3.00%, 6/15/2021	1,000	1,030

County of Boulder, Flood Reconstruction Projects

COP, 5.00%, 12/1/2022	720	754

COP, 5.00%, 12/1/2023	500	524

COP, 5.00%, 12/1/2025	500	524

County of Eagle COP, 5.00%, 12/1/2022	200	224

		4,183

Education — 0.3%

University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2022	1,080	1,195

University of Colorado, University Enterprise Series A, Rev., 5.00%, 6/1/2022	3,150	3,486

		4,681

General Obligation — 0.1%

Counties of Gunnison, Watershed School District No. 1

Series 2014A, GO, 4.00%, 12/1/2022	300	328

Series 2014A, GO, 5.00%, 12/1/2026	500	597

		925

Hospital — 1.1%

Colorado Health Facilities Authority, Commonspirit Health Series B-2, Rev., 5.00%, 8/1/2026 (d)	12,000	14,443

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 5.00%, 9/1/2022	150	166

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (d)	1,120	1,164

University of Colorado Hospital Authority Series C-1, Rev., VRDO, 4.00%, 3/1/2020 (d)	2,620	2,623

		18,396

Other Revenue — 0.1%

Denver Convention Center Hotel Authority

Rev., 4.00%, 12/1/2019	375	378

Rev., 4.00%, 12/1/2020	500	515

		893

Prerefunded — 0.2%

Regional Transportation District Series A, COP, 5.00%, 6/1/2020 (e)	3,700	3,807

Total Colorado		32,885

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Connecticut — 1.7%

Education — 0.9%

Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Issue Series G, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.95%), 2.37%, 10/1/2019 (c)	15,000	15,069

Special Tax — 0.8%

State of Connecticut, Special Tax Transportation Infrastructure Purposes Series C, Rev., 5.00%, 10/1/2026	10,000	12,402

Total Connecticut		27,471

District of Columbia — 0.2%

Hospital — 0.0% (b)

District of Columbia Children’s Hospital Rev., 5.00%, 7/15/2021	500	536

Transportation — 0.2%

Metropolitan Washington Airports Authority, Airport System Series 2013C, Rev., 5.00%, 10/1/2021	1,475	1,594

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,416

		3,010

Total District of Columbia		3,546

Florida — 2.2%

Certificate of Participation/Lease — 0.1%

School Board of Duval County Series B, COP, 5.00%, 7/1/2021	750	800

Seminole County School Board Series A, COP, 5.00%, 7/1/2020	210	217

		1,017

Education — 0.8%

Board of Governors of the University of Florida, Student Activity Rev., 5.00%, 7/1/2020	1,660	1,712

State of Florida, State Board of Education, Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	10,631

		12,343

Transportation — 0.1%

Miami-Dade County Expressway Authority, Toll System

Series A, Rev., 5.00%, 7/1/2020	1,550	1,597

Series 2014A, Rev., 5.00%, 7/1/2022	625	688

		2,285

Utility — 1.2%

City of Gainesville, Utilities System Series B, Rev., VRDO, 1.29%, 9/11/2019 (d)	20,000	20,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.0% (b)

JEA Water and Sewer System Series A, Rev., 5.00%, 10/1/2025	250	301

Total Florida		35,946

Georgia — 2.0%

General Obligation — 1.4%

City of Atlanta Series 2014A, GO, 4.00%, 12/1/2019	1,000	1,007

Cook County School District, Sales Tax GO, 5.00%, 10/1/2021	1,495	1,612

State of Georgia

Series I, GO, 5.00%, 7/1/2021	8,165	8,745

Series 2016E, GO, 5.00%, 12/1/2025	6,750	8,349

Series F, GO, 5.00%, 7/1/2028	2,000	2,540

		22,253

Other Revenue — 0.6%

Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien

Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,200

Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,199

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2023	325	370

Series 2017, Rev., 5.00%, 7/1/2025	250	300

Series 2017, Rev., 5.00%, 7/1/2026	275	337

Series 2017, Rev., 5.00%, 7/1/2028	375	467

Series 2017, Rev., 4.00%, 7/1/2032	1,000	1,134

Fulton County Development Authority, Technology Athletic Association Project Series 2012A, Rev., 5.00%, 10/1/2022 (e)	5,000	5,563

		10,570

Total Georgia		32,823

Hawaii — 1.3%

General Obligation — 1.3%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, VRDO, (SIFMA Municipal Swap Index Yield + 0.30%), 1.58%, 9/12/2019 (c)	2,200	2,207

State of Hawaii

Series DY, GO, 5.00%, 2/1/2020	10,160	10,323

Series EF, GO, 5.00%, 11/1/2021	7,640	8,282

		20,812

Total Hawaii		20,812

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 6.2%

Education — 0.8%

Illinois Educational Facilities Authority, University of Chicago Series 2001B-2, Rev., VRDO, 1.55%, 2/13/2020 (d)	5,000	5,009

Illinois Finance Authority, DePaul University

Rev., 5.00%, 10/1/2023	200	229

Rev., 5.00%, 10/1/2025	300	363

Rev., 5.00%, 10/1/2028	250	306

Illinois Finance Authority, Lake Zurich Community Unit School District No. 95 Project

Series 2019, Rev., 4.00%, 1/15/2030	1,960	2,314

Series 2019, Rev., 4.00%, 1/15/2032	2,120	2,475

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,818

		13,514

General Obligation — 2.2%

City of Chicago Series 2015C, GO, 5.00%, 1/1/2022	5,000	5,318

City of Waukegan

Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,287

Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,373

Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,441

Cook County, Proviso Township High School District No. 209

GO, 5.00%, 12/1/2022	2,975	3,309

GO, 5.00%, 12/1/2023	2,350	2,691

County of Cook, Township High School District No. 205 Series 2016A, GO, 5.00%, 12/1/2023	5	6

County of DuPage, Courthouse Project GO, 5.00%, 1/1/2024	335	389

Effingham Community Unit School District No. 40

Series 2019A, GO, 4.00%, 12/1/2028	565	653

Series 2019A, GO, 4.00%, 12/1/2031	400	451

Series 2019A, GO, 4.00%, 12/1/2032	590	662

Glenview Park District

GO, 5.00%, 12/1/2026	300	372

GO, 5.00%, 12/1/2029	350	429

Kane and DeKalb Counties Community Unit School District No. 301 GO, 5.00%, 1/1/2027	355	440

Lincoln Land Community College District No. 526

GO, 5.00%, 12/15/2021	305	330

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 4.00%, 12/15/2022	440	466

McHenry County, Woodstock Community Unit School District No. 200 GO, 5.00%, 1/15/2021	300	315

State of Illinois

Series D, GO, 5.00%, 11/1/2020	10,000	10,356

Series D, GO, 5.00%, 11/1/2023	5,000	5,511

Will County Forest Preservation District GO, 5.00%, 12/15/2027	805	1,036

		36,835

Hospital — 0.8%

Illinois Finance Authority, Advocate Health Care Series A-1, Rev., 5.00%, 1/15/2020 (d)	6,000	6,077

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (d)	3,750	3,781

Illinois Finance Authority, Silver Cross Hospital and Medical Centers

Series C, Rev., 5.00%, 8/15/2021	150	159

Series 2015C, Rev., 5.00%, 8/15/2022	500	544

Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,500

		13,061

Other Revenue — 1.9%

Peoria Public Building Commission

Series A, Rev., AGM, 4.00%, 12/1/2025	700	796

Series A, Rev., AGM, 4.00%, 12/1/2026	1,000	1,151

Series A, Rev., AGM, 4.00%, 12/1/2027	1,270	1,479

Series A, Rev., AGM, 5.00%, 12/1/2028	1,200	1,484

Series A, Rev., AGM, 5.00%, 12/1/2029	2,400	2,950

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2024	3,000	3,384

Series C, Rev., 5.00%, 1/1/2025	4,250	4,905

State of Illinois, Sales Tax, Junior Obligation

Series 2018A, Rev., 5.00%, 6/15/2021	4,600	4,864

Series A, Rev., 5.00%, 6/15/2022	4,600	4,996

Series A, Rev., 5.00%, 6/15/2023	4,600	5,121

		31,130

Transportation — 0.0% (b)

Chicago Midway International Airport, Second Lien Series 2014B, Rev., 5.00%, 1/1/2020	500	506

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.5%

City of Waukegan, First Lien, Water and Sewer System

Series C, Rev., AGM, 5.00%, 12/30/2023	535	611

Series C, Rev., AGM, 5.00%, 12/30/2026	680	829

Series C, Rev., AGM, 5.00%, 12/30/2027	710	864

Illinois Finance Authority, State Clean Water Revolving Funds Series 1998B, Rev., 5.00%, 1/1/2029	4,000	4,876

		7,180

Total Illinois		102,226

Indiana — 1.0%

Education — 0.1%

New Albany Floyd County School Building Corp.

Rev., 5.00%, 7/15/2021	700	748

Rev., 5.00%, 7/15/2022	835	921

Purdue University, Student Fee

Series DD, Rev., 5.00%, 7/1/2025	870	1,061

Series DD, Rev., 5.00%, 7/1/2027	10	13

		2,743

Hospital — 0.5%

Indiana Finance Authority, Health Obligation

Series C, Rev., 5.00%, 12/1/2021	2,355	2,560

Series B, Rev., 2.25%, 7/1/2025 (d)	5,000	5,284

		7,844

Other Revenue — 0.1%

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,143

Utility — 0.3%

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	5,000	5,385

Total Indiana		17,115

Iowa — 0.8%

Hospital — 0.8%

Iowa Finance Authority, Health Systems Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.58%), 1.86%, 9/12/2019 (c) (f)	13,300	13,294

Kansas — 1.1%

General Obligation — 0.3%

Butler County, Unified School District No. 375 GO, 4.00%, 9/1/2024	200	216

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Seward County Unified School District No. 480 Series 2017-B, GO, 5.00%, 9/1/2025	1,750	2,107

Wyandotte County Unified School District No. 202

Series 2019A, GO, AGM, 5.00%, 9/1/2025	400	483

Series 2019A, GO, AGM, 5.00%, 9/1/2026	220	272

Series 2019A, GO, AGM, 5.00%, 9/1/2027	325	411

Series 2019A, GO, AGM, 5.00%, 9/1/2028	400	504

Series 2019A, GO, AGM, 5.00%, 9/1/2029	375	470

		4,463

Hospital — 0.0% (b)

University of Kansas Hospital Authority, Health System Series 2017A, Rev., 5.00%, 3/1/2024	275	319

Other Revenue — 0.1%

City of Wichita, Sales Tax, River District Stadium Star Bond Project

Rev., 5.00%, 9/1/2025	300	361

Rev., 5.00%, 9/1/2026	465	573

		934

Utility — 0.6%

Kansas Development Finance Authority, State of Kansas Project

Series F, Rev., 4.00%, 11/1/2029	6,820	8,028

Series F, Rev., 4.00%, 11/1/2030	2,220	2,601

		10,629

Water & Sewer — 0.1%

City of Wichita, Water and Sewer Utility Series 2014A, Rev., 5.00%, 10/1/2022	2,200	2,457

Total Kansas		18,802

Kentucky — 0.4%

Education — 0.1%

Northern Kentucky University Series A, Rev., 5.00%, 9/1/2024	1,310	1,515

Prerefunded — 0.0% (b)

Carter County Kentucky School District Finance Corp. Rev., 4.50%, 2/1/2021 (e)	250	262

Utility — 0.3%

Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL-RE, 5.00%, 9/1/2023	240	272

Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (d)	2,500	2,752

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (d)	2,250	2,293

		5,317

Total Kentucky		7,094

Louisiana — 1.0%

Hospital — 0.6%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.65%), 1.93%, 9/12/2019 (c)	10,000	10,047

Other Revenue — 0.1%

Louisiana Public Facilities Authority, Tulane University Project

Rev., 5.00%, 12/15/2022	230	257

Rev., 5.00%, 12/15/2025	250	305

		562

Water & Sewer — 0.3%

City of Shreveport, Water and Sewer, Junior Lien

Series C, Rev., 3.00%, 12/1/2021	175	182

Series C, Rev., 5.00%, 12/1/2022	270	302

Series 2018C, Rev., 5.00%, 12/1/2023	365	421

Series 2019B, Rev., AGM, 4.00%, 12/1/2025	400	462

Series 2018C, Rev., 5.00%, 12/1/2025	915	1,112

Series 2018C, Rev., 5.00%, 12/1/2026	500	621

Series 2019B, Rev., AGM, 5.00%, 12/1/2026	360	447

Series 2019B, Rev., AGM, 5.00%, 12/1/2027	600	760

Series 2019B, Rev., AGM, 5.00%, 12/1/2028	500	644

Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	386

		5,337

Total Louisiana		15,946

Maryland — 0.8%

General Obligation — 0.8%

State of Maryland, State and Local Facilities Loan of 2013 Series A, GO, 5.00%, 8/1/2020	12,795	13,247

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — 3.6%

Education — 0.6%

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2025	525	623

Rev., 5.00%, 7/1/2026	435	526

Rev., 5.00%, 7/1/2027	420	517

Rev., 5.00%, 7/1/2028	525	657

University of Massachusetts Building Authority Series 2011 1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.27%, 9/11/2019 (d)	6,900	6,900

		9,223

General Obligation — 1.3%

City of Boston Series 2014A, GO, 5.00%, 3/1/2023	7,360	8,374

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.06%, 11/1/2019 (c)	3,000	2,980

Series D, GO, 4.00%, 9/1/2030	8,290	9,492

		20,846

Hospital — 0.6%

Massachusetts Development Finance Agency, Partners Healthcare System Series 2017S, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.50%), 1.78%, 9/12/2019 (c)	10,000	9,988

Prerefunded — 0.0% (b)

Massachusetts Development Finance Agency, Lahey Health System Series F, Rev., 5.00%, 8/15/2020 (e)	500	519

Transportation — 0.6%

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2023	4,840	5,515

Series 2019-A, Rev., AMT, 5.00%, 7/1/2024	4,140	4,861

		10,376

Water & Sewer — 0.5%

Massachusetts Clean Water Trust (The), Revolving Funds Rev., 5.00%, 8/1/2025	6,775	8,318

Total Massachusetts		59,270

Michigan — 1.9%

Education — 0.7%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (d)	10,000	11,274

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.5%

City of Royal Oak, Capital Improvement

GO, 5.00%, 4/1/2027	625	790

GO, 5.00%, 4/1/2028	245	314

Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	912

Kalamazoo Public Schools GO, 5.00%, 5/1/2022	1,000	1,099

Northville Public Schools, School Building and Site

GO, 5.00%, 5/1/2027	375	475

GO, 5.00%, 5/1/2028	600	774

GO, 5.00%, 5/1/2029	250	328

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2020	500	512

GO, Q-SBLF, 5.00%, 5/1/2021	550	584

GO, Q-SBLF, 5.00%, 5/1/2022	500	550

Wayne-Westland Community Schools

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	1,380	1,624

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2033	445	516

		8,478

Hospital — 0.1%

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,689

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., VRDO, 1.45%, 9/1/2021 (d)	2,600	2,598

Other Revenue — 0.1%

Michigan Finance Authority, Local Government Loan Program

Series 2012B, Rev., 4.00%, 11/1/2019	675	678

Series B, Rev., 4.00%, 11/1/2020	455	469

		1,147

Transportation — 0.2%

Gerald R Ford International Airport Authority, Limited Tax

Rev., 5.00%, 1/1/2023	1,560	1,757

Rev., 5.00%, 1/1/2024	1,400	1,627

		3,384

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.2%

City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2022	350	381

Michigan Finance Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2021	2,250	2,433

		2,814

Total Michigan		32,384

Minnesota — 0.6%

Certificate of Participation/Lease — 0.2%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2024	210	240

Series 2019C, COP, 5.00%, 2/1/2024	295	337

Series 2019B, COP, 5.00%, 2/1/2025	185	216

Series 2019C, COP, 5.00%, 2/1/2025	310	363

Series 2019B, COP, 5.00%, 2/1/2026	195	233

Series 2019C, COP, 5.00%, 2/1/2026	320	383

Series 2019B, COP, 5.00%, 2/1/2027	185	226

Series 2019B, COP, 5.00%, 2/1/2028	175	217

Series 2019C, COP, 5.00%, 2/1/2028	350	434

		2,649

Education — 0.1%

Minnesota Higher Education Facilities Authority Series L, Rev., 4.00%, 4/1/2020	350	356

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 4.00%, 12/1/2024	100	111

Rev., 4.00%, 12/1/2025	185	209

Rev., 4.00%, 12/1/2026	185	211

Rev., 4.00%, 12/1/2027	195	224

Rev., 4.00%, 12/1/2028	240	279

Rev., 4.00%, 12/1/2029	145	170

Rev., 4.00%, 12/1/2030	140	163

Rev., 4.00%, 12/1/2031	160	185

Rev., 4.00%, 12/1/2032	190	218

Rev., 4.00%, 12/1/2033	250	284

		2,410

Transportation — 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport

Series 2014A, Rev., 5.00%, 1/1/2020	220	223

Series A, Rev., 5.00%, 1/1/2022	1,000	1,089

		1,312

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.2%

Western Minnesota Municipal Power Agency, Power Supply

Series A, Rev., 5.00%, 1/1/2023	1,500	1,686

Series 2014A, Rev., 5.00%, 1/1/2024	1,000	1,160

		2,846

Total Minnesota		9,217

Mississippi — 0.9%

Education — 0.2%

Medical Center Educational Building Corp. Rev., 5.00%, 6/1/2031 (g)	3,105	4,009

General Obligation — 0.1%

County of Harrison

Series A, GO, 5.00%, 10/1/2027 (g)	800	1,016

Series A, GO, 5.00%, 10/1/2028 (g)	345	447

		1,463

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Mississippi Business Finance Corp., Pollution Control Series 2002, Rev., 3.20%, 9/1/2028	4,000	4,125

Other Revenue — 0.2%

Mississippi Development Bank, Rankin County Bond Project Rev., 5.00%, 3/1/2023	750	846

State of Mississippi Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,816

		2,662

Utility — 0.1%

Mississippi Development Bank, Rankin County, Mississippi General Obligation Bond Project

Rev., 5.00%, 8/1/2026	350	434

Rev., 5.00%, 8/1/2027	350	443

Rev., 5.00%, 8/1/2028	525	677

Rev., 5.00%, 8/1/2029	425	558

		2,112

Total Mississippi		14,371

Missouri — 0.7%

Certificate of Participation/Lease — 0.1%

City of Chesterfield COP, 5.00%, 12/1/2021	1,000	1,087

Education — 0.1%

Health and Educational Facilities Authority of the State of Missouri

Rev., 4.00%, 10/1/2019	625	626

Rev., 4.00%, 10/1/2020	300	309

Rev., 4.00%, 10/1/2021	300	318

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Rev., 5.00%, 1/1/2021	225	236

		1,489

General Obligation — 0.0% (b)

County of Clay, North Kansas City School District 74, Refunding and Improvement, Missouri Direct Deposit Program GO, 5.00%, 3/1/2022	350	383

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2023	550	579

Other Revenue — 0.2%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	3,000	3,355

Transportation — 0.3%

St. Louis Lambert International Airport

Rev., 5.00%, 7/1/2021	1,575	1,685

Rev., 5.00%, 7/1/2022	1,000	1,107

Rev., 5.00%, 7/1/2023	1,080	1,234

		4,026

Total Missouri		10,919

Montana — 0.1%

General Obligation — 0.1%

State of Montana, Long-Range Building Program

GO, 5.00%, 8/1/2021	690	743

GO, 5.00%, 8/1/2022	1,000	1,116

Yellowstone County, School District No. 2 Billings, School Building GO, 5.00%, 6/15/2020	650	670

		2,529

Total Montana		2,529

Nebraska — 0.1%

Certificate of Participation/Lease — 0.1%

Southeast Community College

COP, 5.00%, 12/15/2021	200	217

COP, 5.00%, 12/15/2026	275	340

COP, 5.00%, 12/15/2027	495	625

COP, 5.00%, 12/15/2028	540	687

		1,869

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

Douglas County School District, Elkhorn Public Schools

Series 2019, GO, 4.00%, 12/15/2032	160	192

Series 2019, GO, 4.00%, 12/15/2033	190	226

		418

Total Nebraska		2,287

New Hampshire — 0.2%

General Obligation — 0.2%

State of New Hampshire Series A, GO, 5.00%, 3/1/2026	2,880	3,480

New Jersey — 3.6%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction

Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,761

Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,197

		3,958

General Obligation — 0.9%

County of Passaic GO, 5.00%, 2/1/2021	90	95

State of New Jersey Series Q, GO, 5.00%, 8/15/2020	10,075	10,433

State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	4,222

Township of South Brunswick GO, 5.00%, 9/1/2022	425	476

		15,226

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (d)	3,000	3,035

Other Revenue — 0.4%

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2031	3,070	3,763

Series A, Rev., 5.00%, 6/1/2032	2,500	3,051

		6,814

Transportation — 1.9%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,603

Series A, Rev., 5.00%, 6/15/2029	5,350	6,405

Series A, Rev., 5.00%, 6/15/2031	4,750	5,641

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2014BB-1, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 1.00%), 2.28%, 9/12/2019 (c)	5,500	5,511

New Jersey Turnpike Authority Series C-6, Rev., VRDO, 2.21%, 10/1/2019 (d)	10,000	10,000

		31,160

Total New Jersey		60,193

New Mexico — 0.2%

General Obligation — 0.2%

County of Sandoval

GO, 5.00%, 8/1/2024	1,100	1,301

GO, 5.00%, 8/1/2025	500	608

GO, 5.00%, 8/1/2026	650	811

		2,720

Other Revenue — 0.0% (b)

New Mexico Finance Authority, Senior Lien Public Project Series 2103B, Rev., 5.00%, 6/1/2021	800	854

Total New Mexico		3,574

New York — 8.2%

Education — 1.0%

New York State Dormitory Authority

Series 2019A, Rev., 5.00%, 7/1/2027	4,630	6,008

Series 2019A, Rev., 5.00%, 7/1/2028	3,135	4,158

New York State Dormitory Authority, Columbia University Series 2015B, Rev., 5.00%, 10/1/2021	585	634

New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	4,052

New York State Dormitory Authority, The New School Series 2015A, Rev., 5.00%, 7/1/2024	1,100	1,293

		16,145

General Obligation — 1.4%

Bedford Central School District GO, 5.00%, 11/15/2022	2,410	2,707

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025	540	652

City of New York, Fiscal Year 2012 Subseries G-1, GO, 5.00%, 4/1/2020 (e)	3,860	3,951

Counties of Rockland and Orange, Ramapo Central School District GO, 4.00%, 10/15/2019	2,030	2,037

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Orange, Public Improvement

Series B, GO, 5.00%, 3/1/2021	1,510	1,601

GO, 5.00%, 2/1/2023	1,000	1,136

County of Suffolk, Longwood Central School District

GO, 5.00%, 6/15/2026	365	455

GO, 5.00%, 6/15/2027	795	990

Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,260

State of New York Series 2019A, GO, 5.00%, 3/1/2026	3,250	4,055

Town of East Hampton

GO, 5.00%, 5/15/2021	1,000	1,072

GO, 5.00%, 5/15/2023	1,000	1,156

White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,841

		23,913

Hospital — 0.2%

Build Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2021	550	589

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series 2014B, Rev., 5.00%, 7/1/2023	800	908

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,253

		2,750

Industrial Development Revenue/Pollution Control Revenue — 0.2%

New York State Energy Research and Development Authority, Pollution Control, Electric and Gas Corp., Project Series C, Rev., VRDO, 2.00%, 5/1/2020 (d)	3,000	3,014

Other Revenue — 2.2%

Battery Park City Authority Series 2013A, Rev., 4.00%, 11/1/2019	2,500	2,512

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Series 2016A, Rev., 5.00%, 7/15/2020	500	516

City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	500	517

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Series B, Rev., 5.00%, 2/1/2020	2,750	2,794

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series A, Subseries A-1, Rev., 5.00%, 11/1/2020	3,700	3,866

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2026	5,000	6,098

New York State Dormitory Authority, State Sales Tax

Series A, Rev., 5.00%, 3/15/2021	2,000	2,120

Series 2017A, Rev., 5.00%, 3/15/2024	6,135	7,211

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series 2015A, Rev., 5.00%, 10/15/2022	4,800	5,392

Series 2015A, Rev., 5.00%, 10/15/2025	4,500	5,389

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	481

		36,896

Prerefunded — 0.3%

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Rev., 6.38%, 1/15/2020 (e)	4,305	4,386

Special Tax — 0.1%

New York State Dormitory Authority, Personal Income Tax Series 2011G, Rev., 5.00%, 8/15/2021	1,110	1,193

Transportation — 2.7%

Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System

Rev., 5.00%, 1/1/2020	465	471

Rev., 5.00%, 1/1/2021	815	857

Metropolitan Transportation Authority

Series D-1, Rev., (ICE LIBOR USD 1 Month + 0.65%), 2.05%, 10/1/2019 (c)	5,000	5,034

Subseries C-1, Rev., 5.00%, 11/15/2019	2,000	2,015

Subseries A-1, Rev., 5.00%, 11/15/2020	1,435	1,500

Series 2019A, Rev., BAN, 5.00%, 3/1/2022	2,465	2,699

Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,566

Metropolitan Transportation Authority, Green Bonds Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,667

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	10,238

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	331

Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	336

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	4,325	4,968

Triborough Bridge and Tunnel Authority

Series B, Rev., VRDO, (SOFR + 0.43%), 1.85%, 9/6/2019 (c)	4,255	4,255

Series A, Rev., 5.00%, 11/15/2024	3,290	3,761

		44,698

Utility — 0.1%

Long Island Power Authority, Electric System

Series 2017, Rev., 5.00%, 9/1/2025	500	609

Series 2017, Rev., 5.00%, 9/1/2027	500	639

Series 2017, Rev., 5.00%, 9/1/2028	750	958

		2,206

Total New York		135,201

North Carolina — 1.9%

Education — 0.4%

University of North Carolina, Chapel Hill Series B, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.40%), 1.80%, 10/1/2019 (c)	5,750	5,745

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., AGM, 5.00%, 10/1/2023	445	505

		6,250

General Obligation — 0.6%

State of North Carolina Series D, GO, 4.00%, 6/1/2020	9,670	9,880

Hospital — 0.9%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (d)	13,805	14,508

Other Revenue — 0.0% (b)

State of North Carolina Series 2017B, Rev., 5.00%, 5/1/2022	700	772

Total North Carolina		31,410

Ohio — 2.4%

Education — 0.1%

Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series A, Rev., 4.00%, 12/1/2019	535	539

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Ohio Higher Educational Facility Commission, Oberlin College Rev., 5.00%, 10/1/2020	1,000	1,042

Ohio State Higher Educational Facility Commission, Oberlin College Rev., 4.00%, 10/1/2019	675	676

		2,257

General Obligation — 0.4%

City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	231

Cuyahoga Ohio Community College District, Facilities Construction and Improvement Bonds

GO, 5.00%, 12/1/2028	2,300	2,812

Series 2018, GO, 4.00%, 12/1/2032	1,250	1,417

Lexington Local School District, School Facilities Construction and Improvement Series A, GO, 4.00%, 10/1/2031	1,050	1,246

		5,706

Hospital — 1.3%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	375	404

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.75%), 2.03%, 9/12/2019 (c)	10,800	10,811

County of Lake, Hospital Facilities, Lake Hospital System, Inc.

Rev., 5.00%, 8/15/2023	1,445	1,648

Rev., 5.00%, 8/15/2024	1,655	1,939

Franklin County, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 1.71%, 9/12/2019 (c)	4,000	4,029

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 1.51%, 9/9/2019 (d)	2,500	2,500

		21,331

Other Revenue — 0.2%

City of Cleveland, Subordinate Lien, Public Facilities Improvements

Series 2018A, Rev., 5.00%, 10/1/2024	200	237

Series 2018A, Rev., 5.00%, 10/1/2025	150	183

Series 2018A, Rev., 5.00%, 10/1/2027	250	317

Series 2018A, Rev., 5.00%, 10/1/2028	250	320

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Cleveland Public Library

Series A, Rev., 4.00%, 12/1/2033	425	506

Series A, Rev., 4.00%, 12/1/2034	375	444

Series A, Rev., 4.00%, 12/1/2035	625	736

		2,743

Utility — 0.3%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (d)	5,000	5,112

Water & Sewer — 0.1%

Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati

Series 2013A, Rev., 5.00%, 12/1/2019	640	646

Series A, Rev., 5.00%, 12/1/2021	1,375	1,494

		2,140

Total Ohio		39,289

Oklahoma — 1.1%

Education — 1.1%

Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project

Rev., 5.00%, 9/1/2025	365	436

Rev., 5.00%, 9/1/2026	820	999

Rev., 5.00%, 9/1/2027	1,250	1,550

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2025	3,050	3,665

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2025	700	800

Rev., 4.00%, 12/1/2027	1,255	1,467

Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project

Rev., 5.00%, 9/1/2028	375	473

Rev., 5.00%, 9/1/2029	1,175	1,479

Grady County School Finance Authority, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2029	300	363

Rev., 4.00%, 9/1/2030	430	514

Rev., 4.00%, 9/1/2031	860	1,023

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	500	557

Rev., 5.00%, 10/1/2023	355	407

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rev., 5.00%, 10/1/2025	1,000	1,210

Oklahoma County Finance Authority, Educational Facilities, Western Heights Public Schools Project Rev., 5.00%, 9/1/2019	325	325

Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2021	2,000	2,153

		17,421

Other Revenue — 0.0% (b)

Cleveland County Justice Authority, Sales Tax, Detention Facility Project Rev., 4.00%, 3/1/2020	500	501

Total Oklahoma		17,922

Oregon — 0.2%

Transportation — 0.2%

Port of Portland, International Airport

Series 23, Rev., 5.00%, 7/1/2023	1,000	1,149

Series 23, Rev., 5.00%, 7/1/2024	1,595	1,891

		3,040

Water & Sewer — 0.0% (b)

City of Portland, Sewer System, First Lien Series 2014A, Rev., 5.00%, 10/1/2023	40	46

Total Oregon		3,086

Pennsylvania — 6.2%

Education — 0.7%

Pennsylvania Higher Educational Facilities Authority, Trustees of the University Series 2015C, Rev., 5.00%, 10/1/2022	5,055	5,654

State Public School Building Authority, Community College of Philadelphia Project

Rev., 5.00%, 6/15/2021	2,760	2,934

Rev., 5.00%, 6/15/2024	2,625	3,046

		11,634

General Obligation — 2.3%

Armstrong School District

Series 2019A, GO, 5.00%, 3/15/2027	745	922

Series A, GO, 5.00%, 3/15/2028 (g)	1,125	1,419

Series 2019A, GO, 5.00%, 3/15/2029	915	1,176

Series 2019A, GO, 5.00%, 3/15/2030	900	1,149

Series 2019A, GO, 5.00%, 3/15/2031	900	1,142

City of Philadelphia Series 2019A, GO, 5.00%, 8/1/2025	6,340	7,671

Commonwealth of Pennsylvania Series 2011, GO, 4.00%, 11/15/2028	5,000	5,297

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Chester GO, 4.00%, 7/15/2028	2,500	3,065

County of Northampton

Series A, GO, 4.00%, 10/1/2026	750	878

Series A, GO, 4.00%, 10/1/2027	1,565	1,830

Series A, GO, 4.00%, 10/1/2028	920	1,065

County of Westmoreland Series A, GO, 5.00%, 8/15/2028	3,000	3,868

Dallas School District

Series 2019, GO, AGM, 5.00%, 10/15/2025	200	242

Series 2019, GO, AGM, 5.00%, 10/15/2026	350	433

Series 2019, GO, AGM, 5.00%, 10/15/2027	50	63

Series 2019, GO, AGM, 5.00%, 10/15/2028	25	32

Series 2019, GO, AGM, 5.00%, 10/15/2029	600	787

Series 2019, GO, AGM, 5.00%, 10/15/2030	1,000	1,307

Series 2019, GO, AGM, 5.00%, 10/15/2031	1,010	1,303

Series 2019, GO, AGM, 5.00%, 10/15/2032	1,850	2,374

Schuylkill Valley School District GO, 5.00%, 4/1/2022	350	383

Upper St. Clair Township School District

Series 2019B, GO, 4.00%, 10/1/2028	575	665

Series 2019B, GO, 4.00%, 10/1/2029	420	484

		37,555

Hospital — 0.3%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2023	1,000	1,149

Rev., 5.00%, 11/1/2024	1,000	1,178

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,174

Southcentral General Authority, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,685

Southcentral General Authority, Wellspan Health Obligation Group Series 2014A, Rev., 5.00%, 6/1/2024	380	446

		5,632

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Lehigh County Industrial Development Authority, Pollution Control

Series 2016B, Rev., 1.80%, 8/15/2022 (d)	4,000	4,037

Series 2016A, Rev., 1.80%, 9/1/2022 (d)	2,500	2,523

		6,560

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.1%

Commonwealth Financing Authority Series 2019B, Rev., 5.00%, 6/1/2031	500	665

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., 5.00%, 6/1/2022	555	609

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., VRDO, 2.00%, 4/30/2020 (d)	1,000	1,004

		2,278

Transportation — 0.8%

Pennsylvania Turnpike Commission

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 1.88%, 9/12/2019 (c)	13,000	13,070

Series A, Rev., 5.00%, 12/1/2021	655	712

		13,782

Water & Sewer — 1.6%

Allegheny County Sanitary Authority, Sewer

Rev., 5.00%, 12/1/2021	3,500	3,802

Rev., 5.00%, 12/1/2022	3,000	3,371

Rev., 5.00%, 12/1/2023	4,000	4,639

Charleroi Borough Authority, Water System

Rev., AGM, 4.00%, 12/1/2024 (g)	175	197

Rev., AGM, 4.00%, 12/1/2025 (g)	150	172

Rev., AGM, 4.00%, 12/1/2026 (g)	100	117

Rev., AGM, 4.00%, 12/1/2027 (g)	125	148

City of Philadelphia, Water and Wastewater

Series 2013A, Rev., 5.00%, 1/1/2020	8,530	8,639

Series A, Rev., 5.00%, 7/1/2022	1,510	1,675

Series 2014A, Rev., 5.00%, 7/1/2024	2,595	3,067

Pittsburgh Water & Sewer Authority Series A, Rev., 5.00%, 9/1/2023	270	310

		26,137

Total Pennsylvania		103,578

Rhode Island — 0.1%

General Obligation — 0.1%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2013 Series 2013A, GO, 5.00%, 10/15/2019 (e)	1,475	1,482

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2019	1,000	1,006

		2,488

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.0% (b)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GRAN, 5.00%, 6/15/2022	25	27

Total Rhode Island		2,515

South Carolina — 0.1%

Other Revenue — 0.1%

County of Charleston Rev., 5.00%, 12/1/2019	1,000	1,009

South Dakota — 0.1%

Education — 0.1%

South Dakota Health and Educational Facilities Authority

Series B, Rev., 4.00%, 11/1/2020	625	644

Series B, Rev., 4.00%, 11/1/2021	500	528

Series B, Rev., 5.00%, 11/1/2022	375	416

		1,588

Other Revenue — 0.0% (b)

South Dakota State Building Authority Series B, Rev., 5.00%, 6/1/2021	485	518

Total South Dakota		2,106

Tennessee — 0.7%

General Obligation — 0.5%

County of Rutherford Series A, GO, 5.00%, 4/1/2026	1,165	1,410

State of Tennessee Series A, GO, 4.00%, 8/1/2025	7,000	7,596

		9,006

Other Revenue — 0.0% (b)

Metropolitan Government of Nashville and Davidson, County Sports Authority, Public Improvement Rev., 5.00%, 7/1/2020	5	5

Utility — 0.2%

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2022	1,460	1,550

Series A, Rev., 4.00%, 5/1/2023	1,400	1,516

		3,066

Total Tennessee		12,077

Texas — 11.4%

Education — 0.8%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,167

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2026	250	310

Series 2018C, Rev., 5.00%, 8/1/2027	200	254

Series 2018C, Rev., 5.00%, 8/1/2029	325	408

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	790	833

County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital Series 3, Rev., (ICE LIBOR USD 1 Month + 0.85%), 2.29%, 9/12/2019 (c)	7,500	7,550

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	2,219

Southwest Higher Education Authority, Inc., Southern Methodist University Project

Series 2017, Rev., 5.00%, 10/1/2021	425	459

Series 2017, Rev., 5.00%, 10/1/2022	400	448

Series 2017, Rev., 5.00%, 10/1/2023	400	463

		14,111

General Obligation — 3.5%

Abilene Independent School District, Unlimited Tax School Building

GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,404

GO, PSF-GTD, 4.00%, 2/15/2030	1,000	1,184

GO, PSF-GTD, 4.00%, 2/15/2031	1,000	1,178

GO, PSF-GTD, 4.00%, 2/15/2032	2,535	2,973

Brownfield Independent School District

GO, PSF-GTD, 4.00%, 2/15/2032 (g)	555	648

GO, PSF-GTD, 4.00%, 2/15/2033 (g)	475	551

City of Abilene, Taylor and Jones Counties GO, 5.00%, 2/15/2021	475	501

City of Colony GO, 5.00%, 8/15/2020	610	632

City of Denton GO, 5.00%, 2/15/2023	1,045	1,182

City of El Paso, Refunding and Improvement

GO, 5.00%, 8/15/2021	530	569

GO, 5.00%, 8/15/2025	4,035	4,858

City of Galveston GO, 4.00%, 5/1/2024	635	714

City of Houston, Public Improvement

Series A, GO, 5.00%, 3/1/2021	3,000	3,171

Series A, GO, 5.00%, 3/1/2025	1,195	1,434

College of the Mainland

GO, 4.00%, 8/15/2032	965	1,123

GO, 4.00%, 8/15/2033	245	283

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 4.00%, 8/15/2034	2,860	3,287

Counties of Harris and Fort Bend, Houston Community College System, Limited Tax GO, 5.00%, 2/15/2026	1,000	1,123

Forney Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,549

Galveston County, Unlimited Tax Road

Series 2017, GO, 4.00%, 2/1/2024	980	1,100

Series 2017, GO, 4.00%, 2/1/2025	800	917

Georgetown Independent School District

Series C, GO, PSF-GTD, 4.00%, 8/15/2032	2,165	2,546

Series C, GO, PSF-GTD, 4.00%, 8/15/2033	2,315	2,707

Series C, GO, PSF-GTD, 4.00%, 8/15/2034	1,465	1,708

Harris County Fresh Water Supply District No. 61 Series 2019, GO, AGM, 3.00%, 9/1/2025	530	572

Hereford Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2028	1,420	1,682

GO, PSF-GTD, 4.00%, 2/15/2029	1,480	1,732

GO, PSF-GTD, 4.00%, 2/15/2030	1,000	1,167

GO, PSF-GTD, 4.00%, 2/15/2031	700	814

Katy Independent School District, School Building GO, PSF-GTD, 4.00%, 2/15/2027	290	318

Lewisville Independent School District, School Building

GO, PSF-GTD, 5.00%, 8/15/2025	750	865

GO, PSF-GTD, 5.00%, 8/15/2026	750	865

GO, PSF-GTD, 5.00%, 8/15/2027	650	749

Pasadena Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2028	1,000	1,161

Pharr San Juan Alamo Independent School District Series 2015ISD, GO, PSF-GTD, 4.00%, 2/1/2030	4,000	4,537

Richardson Independent School District Series 2019, GO, PSF-GTD, 5.00%, 2/15/2029	3,165	4,088

S & S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	699

Southside Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2022	250	278

		57,869

Hospital — 0.7%

Harris County Cultural Education Facilities Finance Corp., Children’s Hospital Series A, Rev., 5.00%, 10/1/2019	7,200	7,221

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017B, Rev., VRDO, 2.38%, 9/12/2019 (d)	1,750	1,750

Series 2017A, Rev., 5.00%, 10/15/2022	250	278

Series 2017A, Rev., 5.00%, 10/15/2028	250	300

Series 2017A, Rev., 5.00%, 10/15/2029	500	599

Series 2017A, Rev., 5.00%, 10/15/2031	1,000	1,192

		11,340

Other Revenue — 4.2%

Austin Convention Enterprises, Inc., Convention Center Hotel First Tier

Series 2017A, Rev., 5.00%, 1/1/2021	500	524

Series 2017A, Rev., 5.00%, 1/1/2022	750	813

Austin Convention Enterprises, Inc., Convention Center Hotel Second Tier Series 2017B, Rev., 5.00%, 1/1/2021	800	834

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2023	4,700	5,168

State of Texas Rev., TRAN, 4.00%, 8/27/2020	60,000	61,652

		68,991

Prerefunded — 0.0% (b)

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2022 (e)	60	66

Transportation — 1.1%

Central Texas Regional Mobility Authority, Subordinated Lien Rev., BAN, 4.00%, 1/1/2022	1,545	1,619

City of Austin, Airport System

Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,360

Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	725

Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	774

Grand Parkway Transportation Corp. Rev., BAN, 5.00%, 2/1/2023	10,000	11,216

North Texas Tollway Authority System, First Tier Series A, Rev., 4.00%, 1/1/2033	2,500	2,860

		18,554

Utility — 0.7%

City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	621

City of San Antonio, Electric and Gas Systems Series B, Rev., 2.00%, 12/1/2021 (d)	6,480	6,575

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

City of Victoria, Utility System Rev., 2.50%, 12/1/2019	150	150

Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	1,865	2,194

West Travis County Public Utility Agency

Series 2017, Rev., 5.00%, 8/15/2022	545	603

Series 2017, Rev., 5.00%, 8/15/2023	325	371

Series 2017, Rev., 5.00%, 8/15/2027	350	440

		10,954

Water & Sewer — 0.4%

City of Dallas, Waterworks and Sewer System Series 2012A, Rev., 5.00%, 10/1/2019	3,520	3,530

City of Galveston, Waterworks and Sewer System

Rev., 5.00%, 5/1/2020	245	251

Rev., 5.00%, 5/1/2021	265	282

City of Garland, Water & Sewer System Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,276

North Harris County, Regional Water Authority, Senior Lien Rev., 5.00%, 12/15/2019	1,035	1,046

		6,385

Total Texas		188,270

Utah — 1.3%

General Obligation — 0.3%

State of Utah GO, 5.00%, 7/1/2021	4,925	5,280

Other Revenue — 0.9%

Utah Infrastructure Agency, Telecommunication Revenue Series A, Rev., 5.00%, 10/15/2025	10,380	11,641

West Valley City Municipal Building Authority

Rev., AGM, 4.00%, 2/1/2024	500	556

Rev., AGM, 5.00%, 2/1/2025	250	297

Rev., AGM, 5.00%, 2/1/2027	720	892

Rev., AGM, 5.00%, 2/1/2029	1,070	1,313

		14,699

Transportation — 0.1%

Salt Lake City Corp. Airport Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,102

Total Utah		21,081

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Vermont — 0.1%

Education — 0.1%

University of Vermont and State Agricultural College

Rev., 5.00%, 10/1/2021	750	810

Rev., 5.00%, 10/1/2022	855	955

		1,765

Other Revenue — 0.0% (b)

Vermont Municipal Bond Bank Series 3, Rev., 5.00%, 12/1/2021	400	436

Total Vermont		2,201

Virginia — 2.8%

Education — 1.6%

Virginia College Building Authority, 21st Century College and Equipment Programs

Series 2017E, Rev., 5.00%, 2/1/2027	20,000	25,350

Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,264

		26,614

General Obligation — 0.7%

County of Fairfax, Public Improvement Series 2019A, GO, 4.00%, 10/1/2026	7,715	9,217

Loudoun County, Public Improvement Series A, GO, 5.00%, 12/1/2026	1,930	2,385

		11,602

Transportation — 0.1%

Virginia Resources Authority, Infrastructure Series C, Rev., 5.00%, 11/1/2027	1,235	1,557

Water & Sewer — 0.4%

Fairfax County Water Authority, Water Series B, Rev., 5.25%, 4/1/2024	5,615	6,674

Total Virginia		46,447

Washington — 1.2%

General Obligation — 0.0% (b)

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2019	870	878

Hospital — 1.2%

Washington Health Care Facilities Authority, Commonspirit Health Series B-3, Rev., 5.00%, 8/1/2026 (d)	16,000	19,284

Utility — 0.0% (b)

Snohomish County Public Utility District No. 1 Rev., 5.00%, 12/1/2025	500	606

Total Washington		20,768

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

West Virginia — 0.2%

Utility — 0.2%

West Virginia Economic Development Authority, Appalachian Power Co. - AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (d)	2,905	2,993

Wisconsin — 1.7%

Education — 0.1%

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	390

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2020	1,250	1,310

		1,700

General Obligation — 1.6%

City of Racine GO, 4.00%, 12/1/2025	300	348

Pewaukee School District

Series 2019B, GO, 5.00%, 9/1/2027	200	254

Series 2019B, GO, 4.00%, 9/1/2031	400	474

Series 2019A, GO, 4.00%, 3/1/2032	900	1,063

State of Wisconsin

Series A, GO, 5.00%, 5/1/2026	5,050	6,118

Series 1, GO, 5.00%, 11/1/2026	1,135	1,431

Sun Prairie Area School District GO, 4.00%, 3/1/2028	2,500	2,952

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 5.00%, 3/1/2027	5,025	6,352

Series 2019A, GO, 5.00%, 3/1/2029	6,025	7,542

		26,534

Total Wisconsin		28,234

Total Municipal Bonds (Cost $1,519,397)		1,573,632

Collateralized Mortgage Obligations — 0.0% (b)

FNMA, REMIC Series 2002-36, Class FS, 2.65%, 6/25/2032 (d) (Cost $153)	154	154

	SHARES (000)
Short-Term Investments — 9.6%

Investment Companies — 9.6%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $158,716)	158,715	158,731

Total Investments — 104.6% (Cost $1,678,266)		1,732,517
Liabilities in Excess of Other Assets — (4.6)%		(76,813)

NET ASSETS — 100.0%		1,655,704

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.6% (a)

Alabama — 0.6%

Hospital — 0.0% (b)

Allegheny County Hospital Development Authority, University Pittsburgh Medical Centre Rev., 5.00%, 9/1/2019	40	40

UAB Medicine Finance Authority Series B-2, Rev., 5.00%, 9/1/2037	30	36

		76

Other Revenue — 0.3%

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2029	1,000	1,164

UAB Medicine Finance Authority Series B-2, Rev., 3.50%, 9/1/2035	160	173

		1,337

Utility — 0.3%

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (c)	500	550

Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (c)	835	921

		1,471

Total Alabama		2,884

Alaska — 0.8%

Education — 0.0% (b)

University of Alaska Series S, Rev., 4.00%, 10/1/2021	70	74

General Obligation — 0.0% (b)

Municipality of Anchorage Series C, GO, 5.00%, 9/1/2019	5	5

Housing — 0.2%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	760	800

Prerefunded — 0.6%

Matanuska-Susitna Borough, Goose Creek Correctional Center Project Rev., AGC, 6.00%, 9/1/2019 (d)	2,750	2,750

Total Alaska		3,629

Arizona — 1.9%

Education — 0.2%

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	422

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 7/1/2033	150	180

Series 2018A, Rev., 5.00%, 7/1/2037	200	237

University of Arizona Rev., 5.00%, 6/1/2033	40	49

		888

General Obligation — 0.0% (b)

County of Pima GO, 5.00%, 7/1/2020	20	21

Maricopa County Special Health Care District Series 2018C, GO, 5.00%, 7/1/2033	10	12

		33

Industrial Development Revenue/Pollution Control Revenue — 0.9%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 4.50%, 1/1/2049	4,000	4,359

Other Revenue — 0.0% (b)

City of Buckeye Rev., 4.00%, 7/1/2020	25	26

City of Chandler Rev., 5.00%, 7/1/2028	25	31

		57

Utility — 0.8%

Salt River Project Agricultural Improvement and Power District, Electric System Series 2016A, Rev., 5.00%, 1/1/2036	3,000	3,712

Total Arizona		9,049

Arkansas — 0.2%

Education — 0.1%

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series A, Rev., 5.00%, 11/1/2037	185	229

University of Arkansas, Monticello Campus Series 2017A, Rev., 5.00%, 12/1/2027	100	128

University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	123

		480

General Obligation — 0.0% (b)

State of Arkansas, Four-Lane Highway Construction and Improvement Series 2013, GO, 5.00%, 6/15/2021	60	64

Hospital — 0.1%

County of Pulaski, Arkansas Children’s Hospital Rev., 5.00%, 3/1/2029	350	426

Total Arkansas		970

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — 7.0%

Certificate of Participation/Lease — 0.4%

City of Palm Springs Series B, COP, 0.00%, 4/15/2021 (d)	100	99

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,703

		1,802

Education — 0.4%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2039	500	567

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (e)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (e)	50	54

Series 2018A, Rev., 5.00%, 8/1/2022 (e)	80	89

Series 2018A, Rev., 5.00%, 8/1/2023 (e)	175	200

Series 2018A, Rev., 5.00%, 8/1/2024 (e)	160	187

Series 2018A, Rev., 5.00%, 8/1/2025 (e)	150	179

Series 2018A, Rev., 5.00%, 8/1/2026 (e)	150	182

Series 2018A, Rev., 5.00%, 8/1/2027 (e)	150	185

Series 2018A, Rev., 5.00%, 8/1/2028 (e)	190	237

		1,932

General Obligation — 2.2%

Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	76

County of Santa Clara, Campbell Union High School District

GO, 3.00%, 8/1/2030	620	674

GO, 3.00%, 8/1/2031	30	33

El Monte City School District GO, BAN, 0.00%, 4/1/2023	900	861

Los Angeles Community College District, Election of 2008 Series F, GO, 5.00%, 8/1/2024	60	69

Mount San Antonio Community College District, Election of 2008 Series A, GO, 0.00%, 8/1/2043	7,150	7,240

Pomona Unified School District Series A, GO, NATL-RE, 6.10%, 2/1/2020	50	51

Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo GO, 0.00%, 8/1/2037	2,450	1,090

South Monterey County Joint Union High School District, Election of 2018 Series A-1, GO, AGM, 5.00%, 8/1/2035	15	19

		10,113

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.0%

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2041	250	299

California Municipal Finance Authority, Eisenhower Medical Center Series 2017A, Rev., 5.00%, 7/1/2042	1,000	1,185

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2037	500	583

Rev., 5.00%, 10/15/2047	1,000	1,150

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,565

		4,782

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

California Infrastructure & Economic Development Bank, The Salvation Army Rev., 5.00%, 9/1/2019	5	5

Other Revenue — 1.2%

California State Public Works Board, Riverside Campus Series 2017H, Rev., 5.00%, 4/1/2027	10	13

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 3.50%, 6/1/2036	5,650	5,772

		5,785

Special Tax — 0.0% (b)

County of Sacramento, Community Facilities District No. 1 Improvement 5.50%, 9/1/2019	5	5

Poway Unified School District Public Financing Authority 4.00%, 9/1/2019	5	5

		10

Transportation — 0.3%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series S-7, Rev., 4.00%, 4/1/2032	35	41

City of Los Angeles, Department of Airports Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,401

		1,442

Utility — 0.5%

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	2,000	2,162

Water & Sewer — 1.0%

City of Fairfield Rev., 4.00%, 4/1/2020	5	5

City of Sacramento Rev., 5.00%, 9/1/2019	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

East Bay Municipal Utility District, Wastewater System Series 2015A-1, Rev., 5.00%, 6/1/2036	2,450	2,970

East Bay Municipal Utility District, Water System, Green Bonds Series B, Rev., 5.00%, 6/1/2033	515	629

Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	819

West Sacramento Area Flood Control Agency 4.00%, 9/1/2019	5	5

		4,433

Total California		32,466

Colorado — 2.5%

Certificate of Participation/Lease — 0.9%

Adams County, Colorado Refunding and Improvement COP, 4.00%, 12/1/2040	2,815	3,101

Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,000	1,195

State of Colorado Series 2018A, COP, 5.00%, 9/1/2031	20	25

		4,321

Hospital — 1.1%

Colorado Health Facilities Authority, Commonspirit Health Series A-2, Rev., 4.00%, 8/1/2049	2,500	2,746

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,210

Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,115

		5,071

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2020	25	25

Prerefunded — 0.5%

State of Colorado, Building Excellent Schools Today Series G, COP, 5.00%, 3/15/2021 (d)	2,000	2,119

Total Colorado		11,536

Connecticut — 1.1%

Education — 0.5%

Connecticut State Health and Educational Facilities Authority

Series K-1, Rev., 5.00%, 7/1/2034	725	871

Series K-1, Rev., 5.00%, 7/1/2036	450	538

Series K-1, Rev., 5.00%, 7/1/2039	490	583

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series A, Rev., AMT, 5.00%, 11/15/2019	175	176

Series A, Rev., AMT, 5.00%, 11/15/2020	300	312

University of Connecticut Series A, Rev., 5.00%, 2/15/2028	15	18

		2,498

General Obligation — 0.1%

State of Connecticut

Series 2016D, GO, 5.00%, 8/15/2026	25	31

Series 2012G, GO, 4.00%, 10/15/2027	45	49

Series A, GO, 5.00%, 4/15/2029	150	185

Town of Wallingford GO, 4.00%, 3/15/2021	20	21

		286

Hospital — 0.3%

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2025	1,000	1,188

Housing — 0.2%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series B-2, Rev., 4.00%, 11/15/2032	355	366

Series A-1, Rev., 4.00%, 11/15/2045	115	121

Subseries A-1, Rev., 4.00%, 11/15/2047	385	414

		901

Special Tax — 0.0% (b)

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2016A, Rev., 5.00%, 9/1/2027	25	31

Series 2018B, Rev., 5.00%, 10/1/2033	55	69

		100

Total Connecticut		4,973

Delaware — 0.9%

Education — 0.2%

Delaware Economic Development Authority, Newark Charter School, Inc. Project

Series A, Rev., 5.00%, 9/1/2036	500	580

Series A, Rev., 5.00%, 9/1/2046	500	572

		1,152

General Obligation — 0.0% (b)

County of New Castle GO, 5.00%, 4/1/2027	25	32

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.3%

Delaware State Health Facilities Authority, Bayhealth Medical Center Project Series 2017A, Rev., 4.00%, 7/1/2043	1,275	1,400

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	355	366

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	1,165

Total Delaware		4,115

District of Columbia — 1.6%

Other Revenue — 0.0% (b)

District of Columbia Series 2012C, Rev., 5.00%, 12/1/2019	20	20

District of Columbia, Kipp DC Project Series 2017B, Rev., 5.00%, 7/1/2027	30	37

District of Columbia, National Public Radio, Inc. Series 2016, Rev., 5.00%, 4/1/2024	25	29

		86

Prerefunded — 0.3%

District of Columbia Series A, Rev., 6.00%, 7/1/2023 (d)	1,000	1,183

Transportation — 1.3%

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2042	5,010	6,180

Total District of Columbia		7,449

Florida — 1.7%

Certificate of Participation/Lease — 0.0% (b)

Monroe County School District

Series A, COP, 5.00%, 6/1/2032	100	124

Series A, COP, 5.00%, 6/1/2034	40	49

		173

Education — 0.0% (b)

St Lucie County School Board Rev., AGM, 5.00%, 10/1/2019	50	50

General Obligation — 1.4%

County of Miami-Dade Series A, GO, 5.00%, 7/1/2036	2,745	3,497

Hillsborough County, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,853

		6,350

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.1%

Orange County Health Facilities Authority Series B, Rev., 4.00%, 10/1/2045	215	235

South Broward Hospital District, Memorial Healthcare System Series 2016, Rev., 5.00%, 5/1/2023	10	11

		246

Housing — 0.0% (b)

Florida Housing Finance Corp., Homeowner Mortgage, Special Program Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	60	61

Other Revenue — 0.2%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	180	184

Series 2018B, Rev., 4.00%, 7/1/2028	375	388

City of Jacksonville Series B, Rev., 5.00%, 10/1/2024	20	24

County of Miami-Dade Series 2016, Rev., 4.00%, 10/1/2040	105	116

Orange County Convention Center Series 2016A, Rev., 4.00%, 10/1/2036	40	45

		757

Prerefunded — 0.0% (b)

Palm Beach County Health Facilities Authority, Bethesda Healthcare System, Inc. Project

Series A, Rev., AGM, 4.75%, 7/1/2020 (d)	5	5

Series A, Rev., AGM, 5.25%, 7/1/2020 (d)	5	5

		10

Transportation — 0.0% (b)

Florida’s Turnpike Enterprise, Department of Transportation

Series A, Rev., 5.00%, 7/1/2020	35	36

Series 2018A, Rev., 5.00%, 7/1/2033	55	70

		106

Utility — 0.0% (b)

City of Leesburg, Electric System Rev., 5.00%, 10/1/2031	15	18

City of Port St. Lucie, Utility Systems Series 2018, Rev., 5.00%, 9/1/2028	25	32

City of Tallahassee, Utility System Series 2017, Rev., 5.00%, 10/1/2023	10	12

County of Sarasota, Utility System Series 2016A, Rev., 4.00%, 10/1/2043	65	72

		134

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

City of Lauderhill, Water & Sewer System Rev., 4.00%, 10/1/2027	15	18

County of St Johns Rev., 5.00%, 6/1/2020	35	36

East Central Regional Wastewater Treatment Facilities Operation Board Rev., 5.00%, 10/1/2028	30	38

JEA Water and Sewer System Series 2017A, Rev., 5.00%, 10/1/2020 (d)	20	21

		113

Total Florida		8,000

Georgia — 4.8%

Education — 0.5%

Georgia Higher Education Facilities Authority USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038	2,000	2,250

Hospital — 1.0%

Dalton Development Authority, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	2,915	3,340

Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Series 2017, Rev., 4.00%, 8/15/2041	1,000	1,112

		4,452

Housing — 0.0% (b)

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., AMT, 5.00%, 6/1/2029	15	15

Subseries A-1, Rev., AMT, 4.00%, 6/1/2044	175	183

		198

Prerefunded — 0.0% (b)

Brunswick-Glynn County, Joint Water & Sewer Commission Series C, Rev., AGM, 4.50%, 6/1/2020 (d)	5	5

Dahlonega Downtown Development Authority, North Georgia MBA, LLC Project Rev., AGC, 4.75%, 7/1/2020 (d)	5	5

Gainesville & Hall County Hospital Authority, Health System

Series A, Rev., 5.38%, 2/15/2020 (d)	5	5

Series A, Rev., 5.50%, 2/15/2020 (d)	5	6

Medical Center Hospital Authority, Columbus Regional Healthcare System, Inc. Project Rev., AGM, 5.00%, 8/1/2020 (d)	5	5

		26

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (b)

Metropolitan Atlanta Rapid Transit Authority Series A, Rev., NATL-RE, 5.25%, 7/1/2028	110	146

Utility — 3.3%

Main Street Natural Gas, Inc., Gas Supply

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (c)	5,000	5,464

Series 2019B, Rev., 4.00%, 12/2/2024 (c)	8,600	9,695

		15,159

Water & Sewer — 0.0% (b)

Henry County, Water and Sewer Authority Rev., AMBAC, 6.15%, 2/1/2020	5	5

Total Georgia		22,236

Hawaii — 0.5%

General Obligation — 0.5%

City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,376

Idaho — 0.0% (b)

Education — 0.0% (b)

University of Idaho Series 2018A, Rev., 5.00%, 4/1/2035	25	31

Illinois — 3.6%

Education — 0.2%

Chicago Public Building Commission, Board of Education Series 1990A, Rev., NATL-RE, 7.00%, 1/1/2020 (d)	900	916

General Obligation — 1.5%

City of Chicago Series 2006A, GO, AGM, 4.75%, 1/1/2030	100	100

City of Oak Forest Series 2016B, GO, 3.00%, 12/15/2020	365	372

City of Rockford, Waterworks System Series 2018B, GO, 4.00%, 12/15/2022	105	113

Cook County Forest Preserve District, Limited Tax Project Series B, GO, 5.00%, 12/15/2037	295	315

Kendall Kane & Will Counties Community Unit School District No. 308 GO, 4.00%, 2/1/2032	35	38

State of Illinois

Series 2012A, GO, 4.00%, 1/1/2024	15	16

GO, 5.00%, 5/1/2024	205	228

Series D, GO, 5.00%, 11/1/2024	325	365

Series 2012, GO, 4.00%, 8/1/2025	25	26

Series 2012, GO, 4.00%, 3/1/2026	10	10

Series 2012A, GO, 5.00%, 1/1/2027	25	27

GO, 5.00%, 5/1/2027	175	194

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 5.00%, 6/1/2027	25	29

Series 2009A, GO, 4.00%, 9/1/2027	115	115

Series 2016, GO, 5.00%, 11/1/2028	20	23

Series 2012A, GO, 4.00%, 1/1/2029	45	46

GO, 5.50%, 1/1/2030	20	25

GO, 4.13%, 11/1/2031	20	21

Series 2016, GO, 4.00%, 6/1/2033	15	16

Series 2016, GO, 4.00%, 6/1/2036	25	26

GO, 4.00%, 6/1/2037	45	47

GO, 5.50%, 7/1/2038	3,000	3,310

Village of Arlington Heights GO, 4.00%, 12/1/2034	130	144

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	1,000	1,213

Will County School District No. 86 Joliet Series A, GO, 4.00%, 3/1/2024	220	241

Winnebago & Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	37

		7,097

Hospital — 0.1%

Illinois Finance Authority, Healthcare Enterprises, Inc.

Series C, Rev., 5.00%, 3/1/2033	305	369

Series 2017C, Rev., 5.00%, 3/1/2034	205	248

		617

Other Revenue — 1.4%

Illinois Finance Authority Series 2016C, Rev., 4.00%, 2/15/2041	475	529

Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2021	200	213

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2026	3,500	4,117

Series C, Rev., 5.25%, 1/1/2043	1,500	1,799

State of Illinois, Sales Tax Series D, Rev., 5.00%, 6/15/2027	15	18

		6,676

Prerefunded — 0.3%

Chicago O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2021 (d)	1,260	1,338

City of Chicago Series A, Rev., 4.50%, 1/1/2020 (d)	5	5

Illinois Finance Authority, University of Chicago Medical Center Series C, Rev., 4.50%, 8/15/2020 (d)	5	5

		1,348

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.1%

Chicago O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2039	240	254

Total Illinois		16,908

Indiana — 1.7%

Education — 0.3%

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage Refunding Rev., 5.00%, 1/15/2023	10	11

Indiana Finance Authority, Marian University Project Series A, Rev., 5.00%, 9/15/2034 (f)	1,100	1,353

University of Southern Indiana, Student Fee Series M, Rev., 5.00%, 10/1/2029	25	33

		1,397

General Obligation — 0.1%

Gary Community School Corp. GO, 4.00%, 7/15/2023	230	249

Hospital — 0.3%

Indiana Finance Authority, Goshen Health Series A, Rev., 4.00%, 11/1/2043	1,125	1,252

Indiana Finance Authority, Parkview Health Series A, Rev., 4.00%, 11/1/2048	50	56

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	16

		1,324

Other Revenue — 0.1%

City of Lafayette, Local Income Tax Rev., 4.00%, 6/30/2028	180	211

Indiana Finance Authority Series 2012M, Rev., 4.00%, 7/1/2020	100	102

		313

Prerefunded — 0.9%

Carmel Redevelopment Authority Rev., 5.00%, 7/1/2020 (d)	5	5

Indiana Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 2/1/2022 (d)	4,000	4,372

Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project Series F, Rev., AGM, 5.00%, 1/1/2020 (d)	10	10

		4,387

Utility — 0.0% (b)

Indiana Municipal Power Agency, Power Supply System Series 2016A, Rev., 5.00%, 1/1/2042	30	36

Total Indiana		7,706

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Iowa — 0.1%

Housing — 0.1%

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2028	55	56

Series 2016D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	525	553

		609

Total Iowa		609

Kansas — 0.0% (b)

General Obligation — 0.0% (b)

Leavenworth County Unified School District No. 464 Series B, GO, 4.00%, 9/1/2022	50	54

Saline County Unified School District No. 305 Salina GO, 5.00%, 9/1/2019	5	5

		59

Hospital — 0.0% (b)

Kansas Development Finance Authority Series A, Rev., 5.00%, 1/1/2020	5	5

Prerefunded — 0.0% (b)

Douglas County Unified School District No. 491 Series A, GO, AGC, 5.13%, 9/1/2019 (d)	5	5

Leavenworth County Unified School District No. 453 Series A, GO, AGC, 5.13%, 9/1/2019 (d)	5	5

		10

Transportation — 0.0% (b)

State of Kansas, Department of Transportation Series B, Rev., 5.00%, 9/1/2019	5	5

Total Kansas		79

Kentucky — 0.5%

Certificate of Participation/Lease — 0.0% (b)

Commonwealth of Kentucky COP, 4.00%, 6/15/2032	30	33

Education — 0.1%

Mason County School District Finance Corp. Rev., 3.00%, 8/1/2031	265	276

Pike County School District Finance Corp., School Building Rev., 4.00%, 2/1/2028	20	23

		299

Hospital — 0.4%

City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,812

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.0% (b)

Kentucky Housing Corp. Series A, Rev., 5.00%, 1/1/2028	30	31

Transportation — 0.0% (b)

Kentucky Turnpike Authority, Revitalization Projects Series B, Rev., 5.00%, 7/1/2023	30	34

Total Kentucky		2,209

Louisiana — 1.1%

General Obligation — 0.6%

State of Louisiana

Series 2014C, GO, 5.00%, 8/1/2020	25	26

Series 2019A, GO, 5.00%, 3/1/2035	2,000	2,551

		2,577

Hospital — 0.3%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Series 2015A1, Rev., 5.00%, 6/1/2039	25	31

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,207

St Tammany Parish Hospital Service District No. 1, St. Tammany Parish Hospital Project Series A, Rev., 4.00%, 7/1/2043	50	55

		1,293

Other Revenue — 0.2%

City of Ruston Rev., AGM, 5.00%, 6/1/2024	10	12

Tobacco Settlement Financing Corp., Asset-Backed Series 2013A, Rev., 5.25%, 5/15/2035	1,000	1,111

		1,123

Prerefunded — 0.0% (b)

East Ouachita Parish School District GO, 4.25%, 3/1/2020 (d)	5	5

Utility — 0.0% (b)

State of Louisiana, Gas and Fuels Tax Series 2012A-1, Rev., 5.00%, 5/1/2020	45	46

Total Louisiana		5,044

Maine — 0.1%

Housing — 0.1%

Maine State Housing Authority Series A, Rev., 4.00%, 11/15/2045	420	445

Other Revenue — 0.0% (b)

Maine Municipal Bond Bank Series E, Rev., 4.00%, 11/1/2021	100	106

Total Maine		551

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Maryland — 1.8%

Certificate of Participation/Lease — 1.6%

Baltimore County, Equipment Acquisition Program Series 2019, COP, 5.00%, 3/1/2029	5,735	7,526

Hospital — 0.0% (b)

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2023	115	129

Housing — 0.1%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 1/1/2031	255	270

Transportation — 0.0% (b)

Maryland State Transportation Authority Series 2017, Rev., 5.00%, 7/1/2028	10	13

Water & Sewer — 0.1%

City of Baltimore, Water Projects Series B, Rev., 4.00%, 7/1/2033	270	318

Maryland Water Quality Financing Administration Revolving Loan Fund Series 2014, Rev., 5.00%, 3/1/2020	50	51

		369

Total Maryland		8,307

Massachusetts — 2.2%

Education — 0.3%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2036	825	997

Rev., 5.00%, 1/1/2037	315	380

		1,377

General Obligation — 0.9%

City of Boston Series A, GO, 5.00%, 4/1/2020	20	20

City of Lowell, Municipal Purpose Loan Series 2018, GO, 5.00%, 3/1/2028	90	117

Commonwealth of Massachusetts Series E, GO, 5.00%, 9/1/2020	25	26

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	4,155

Town of Bellingham GO, 4.00%, 6/15/2032	10	12

		4,330

Housing — 0.4%

Massachusetts Housing Finance Agency, Single Family Housing

Series 177, Rev., AMT, 4.00%, 6/1/2039	530	558

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 167, Rev., 4.00%, 12/1/2043	380	396

Series 169, Rev., 4.00%, 12/1/2044	815	847

		1,801

Transportation — 0.6%

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,748

Total Massachusetts		10,256

Michigan — 1.4%

General Obligation — 0.3%

Grand Rapids Public Schools Series 2019, GO, AGM, 5.00%, 11/1/2043	1,000	1,241

Walled Lake Consolidated School District GO, Q-SBLF, 5.00%, 5/1/2033	10	13

Whitehall District Schools GO, AGM, 5.00%, 5/1/2033	25	30

		1,284

Hospital — 0.5%

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series A, Rev., 5.00%, 5/15/2054 (f)	2,000	2,312

Housing — 0.0% (b)

Michigan State Housing Development Authority, Single-Family Mortgage Series 2015A, Rev., AMT, 4.00%, 6/1/2046	135	143

Other Revenue — 0.2%

Michigan State Building Authority, Facilities Program Series 2015I, Rev., 4.00%, 4/15/2040	120	133

Michigan Strategic Fund, Holland Home Obligated Group Rev., 5.00%, 11/15/2043	750	858

		991

Prerefunded — 0.0% (b)

Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital Series A, Rev., 5.00%, 5/15/2020 (d)	5	5

Zeeland Public Schools GO, AGM, 4.50%, 5/1/2020 (d)	5	5

		10

Transportation — 0.4%

State of Michigan, Trunk Line

Rev., 5.00%, 11/1/2019	20	20

Rev., 5.00%, 11/15/2036	1,500	1,621

		1,641

Total Michigan		6,381

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — 3.0%

Certificate of Participation/Lease — 0.1%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2020	185	187

Series 2019B, COP, 5.00%, 2/1/2021	150	157

Series 2019B, COP, 5.00%, 2/1/2022	160	173

		517

Education — 0.4%

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 4.00%, 3/1/2032	1,000	1,164

Rev., 4.00%, 3/1/2033	500	578

		1,742

General Obligation — 1.4%

Aurora Independent School District No. 2711, School Building, Capital Appreciation

Series 2017B, GO, 0.00%, 2/1/2026	150	129

Series 2017B, GO, 0.00%, 2/1/2027	400	333

Series 2017B, GO, 0.00%, 2/1/2028	225	179

Series 2017B, GO, 0.00%, 2/1/2029	1,560	1,190

Series 2017B, GO, 0.00%, 2/1/2030	880	641

City of Hopkins GO, 4.00%, 2/1/2026	25	29

East Grand Forks Independent School District No. 595 Series A, GO, 4.00%, 2/1/2027	15	18

Lakeville Independent School District No. 194, Credit Enhancement Program Series 2018A, GO, 5.00%, 2/1/2028	25	31

State of Minnesota Series A, GO, 5.00%, 8/1/2020	20	21

Virginia Independent School District No. 706 Series A, GO, 5.00%, 2/1/2030	3,000	3,836

		6,407

Hospital — 0.7%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2048	3,000	3,354

Housing — 0.4%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	60	62

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A, Rev., GNMA COLL, 4.50%, 12/1/2026	35	35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	14	14

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	90	91

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series B, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 1/1/2031	30	31

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	30	31

Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	65	66

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2014A, Rev., AMT, 4.00%, 7/1/2038	255	269

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	95	97

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	690	731

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	390	419

		1,846

Prerefunded — 0.0% (b)

Perham Hospital District Rev., 6.35%, 3/1/2020 (d)	5	5

Total Minnesota		13,871

Mississippi — 0.3%

Water & Sewer — 0.3%

Mississippi Development Bank, Water and Sewer System Project, Special Obligation Rev., AGM, 6.88%, 12/1/2040	1,000	1,203

Missouri — 1.3%

Certificate of Participation/Lease — 0.1%

City of Sedalia COP, 4.00%, 7/15/2035	205	230

Education — 1.0%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,141

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,128

Health and Educational Facilities Authority of the State of Missouri, SSM Health Series A, Rev., 4.00%, 6/1/2048	2,160	2,360

		4,629

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

St. Louis County Reorganized School District No. R-6 Series 2017, GO, 5.00%, 2/1/2023	10	12

Housing — 0.2%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	420	440

Series 2015B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	545	583

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	20	21

Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	40	41

		1,085

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series 2010B, Rev., 5.00%, 7/1/2025	35	37

Prerefunded — 0.0% (b)

Health & Educational Facilities Authority of the State of Missouri, SSM Healthcare Series B, Rev., 4.50%, 6/1/2020 (d)	5	5

Total Missouri		5,998

Montana — 0.4%

Hospital — 0.3%

Montana Facility Finance Authority, SCL Health System Series A, Rev., 4.00%, 1/1/2038 (f)	1,200	1,399

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership

Series B2, Rev., AMT, 5.00%, 12/1/2027	200	209

Series A-2, Rev., AMT, 4.00%, 12/1/2038	125	131

		340

Prerefunded — 0.0% (b)

Montana Facility Finance Authority, Community Medical Center, Inc. Project Rev., 5.50%, 6/1/2020 (d)	5	5

Total Montana		1,744

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nebraska — 0.1%

Hospital — 0.0% (b)

Douglas County Hospital Authority No. 2, Health Facilities Series 2016, Rev., 5.00%, 5/15/2030	10	12

Utility — 0.1%

Nebraska Public Power District Series A, Rev., 5.00%, 1/1/2020	5	5

Public Power Generation Agency, Whelan Energy Center Unit 2

Series 2015A, Rev., 5.00%, 1/1/2026	100	118

Series A, Rev., 5.00%, 1/1/2034	185	220

Series 2016A, Rev., 5.00%, 1/1/2035	25	30

		373

Total Nebraska		385

Nevada — 0.7%

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	410

Utility — 0.6%

Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,774

Water & Sewer — 0.0% (b)

Truckee Meadows Water Authority Series 2016, Rev., 5.00%, 7/1/2031	15	18

Total Nevada		3,202

New Hampshire — 0.0% (b)

Housing — 0.0% (b)

New Hampshire Housing Finance Authority, Single Family Mortgage

Series C, Rev., AMT, 4.00%, 1/1/2028	45	46

Series 2011A, Rev., AMT, 5.25%, 7/1/2028	20	20

		66

Total New Hampshire		66

New Jersey — 4.7%

Certificate of Participation/Lease — 0.0% (b)

County of Middlesex COP, 4.00%, 6/15/2022	110	118

Education — 0.1%

New Jersey Economic Development Authority, School Facilities Construction Series NN, Rev., 5.00%, 3/1/2024	150	167

New Jersey Educational Facilities Authority Series B, Rev., 5.00%, 9/1/2019	5	5

		172

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

Livingston Township School District GO, 4.00%, 7/15/2020	80	82

Township of South Brunswick GO, 5.00%, 7/1/2020	30	31

		113

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	935	1,043

Industrial Development Revenue/Pollution Control Revenue — 0.7%

New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2027	240	284

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	2,800	3,085

		3,369

Other Revenue — 0.9%

Monmouth County Improvement Authority Rev., 5.00%, 12/1/2020	60	63

Tobacco Settlement Financing Corp.

Series A, Rev., 4.00%, 6/1/2037	1,000	1,090

Series A, Rev., 5.00%, 6/1/2046	1,000	1,148

Series A, Rev., 5.25%, 6/1/2046	1,500	1,758

		4,059

Prerefunded — 0.0% (b)

New Jersey Health Care Facilities Financing Authority

Rev., AGM, 4.00%, 1/1/2020 (d)	5	5

Rev., 4.50%, 1/1/2020 (d)	5	5

Rev., 4.75%, 1/1/2020 (d)	10	10

		20

Transportation — 2.8%

New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems Series A, Rev., 0.00%, 12/15/2036	10,355	6,183

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,228

Series A, Rev., 5.00%, 6/15/2031	3,000	3,563

		12,974

Total New Jersey		21,868

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Mexico — 0.2%

Housing — 0.2%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	20	21

Series 2012A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 3/1/2043	155	159

Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 3.75%, 3/1/2048	590	637

		817

Transportation — 0.0% (b)

New Mexico Finance Authority, State Transportation, Senior Lien Series 2010B, Rev., 5.00%, 6/15/2024	100	103

Total New Mexico		920

New York — 9.8%

Education — 0.5%

Monroe County Industrial Development Corp., University of Rochester Series 2017C, Rev., 4.00%, 7/1/2033	60	70

New York State Dormitory Authority

Series 2015B, Rev., 5.00%, 7/1/2026	15	18

Series 2019A, Rev., 4.00%, 7/1/2045	2,000	2,322

Tompkins County Development Corp., Ithaca College Rev., 5.00%, 7/1/2032	80	100

		2,510

General Obligation — 0.3%

County of Rockland Series B, GO, AGM, 5.00%, 9/1/2027	10	13

Springville-Griffith Institute Central School District GO, 3.00%, 6/15/2021	25	26

Town of Orangetown, Rockland County, Sparkill-Palisades Fire District

GO, AGM, 4.00%, 11/15/2040	220	246

GO, AGM, 4.00%, 11/15/2041	205	230

GO, AGM, 4.00%, 11/15/2042	315	352

GO, AGM, 4.00%, 11/15/2043	325	362

Village of Tuxedo Park GO, 4.00%, 8/1/2031	45	53

		1,282

Housing — 0.1%

New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	375	394

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 1.5%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Series C, Rev., 5.00%, 11/1/2021	170	178

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series A, Subseries A-1, Rev., 5.00%, 8/1/2040	5,000	6,250

TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2020	500	510

Westchester Tobacco Asset Securitization Series 2016B, Rev., 5.00%, 6/1/2025	130	151

		7,089

Prerefunded — 0.0% (b)

Canton Capital Resource Corp., Grasse River Series A, Rev., AGM, 4.13%, 5/1/2020 (d)	5	5

Metropolitan Transportation Authority Series H, Rev., 5.00%, 11/15/2022 (d)	70	79

New York State Dormitory Authority Rev., 5.00%, 9/1/2019 (d)	10	10

		94

Special Tax — 1.0%

New York State Thruway Authority, State Personal Income Tax Series A, Rev., 5.00%, 3/15/2020	25	25

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2019A, Rev., 5.00%, 3/15/2042	3,500	4,389

		4,414

Transportation — 2.8%

Metropolitan Transportation Authority Series D, Rev., 5.00%, 11/15/2031	400	491

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	1,500	1,642

Rev., AMT, 5.00%, 1/1/2036	1,125	1,351

Port Authority of New York & New Jersey Series 188, Rev., 5.00%, 5/1/2024	50	59

Port Authority of New York and New Jersey, Consolidated, 93rd Series Series 93, Rev., 6.13%, 6/1/2094	7,470	9,112

Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels Series A, Rev., 5.00%, 1/1/2020	20	20

Triborough Bridge and Tunnel Authority Series 2018B, Rev., 5.00%, 11/15/2031	75	104

		12,779

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 1.0%

Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,863

Water & Sewer — 2.6%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.27%, 9/6/2019 (c)	10,000	10,000

New York State Environmental Facilities Corp. Series B, Rev., 5.50%, 10/15/2020 (d)	40	42

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects-Second Resolution Series 2017A, Rev., 5.00%, 6/15/2037	1,750	2,192

		12,234

Total New York		45,659

North Carolina — 3.0%

Education — 0.7%

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2027	1,060	1,263

Rev., 5.00%, 6/1/2028	905	1,074

Rev., 5.00%, 6/1/2029	350	414

Rev., 5.00%, 6/1/2030	450	531

		3,282

General Obligation — 0.0% (b)

City of Winston-Salem Series B, GO, 4.00%, 6/1/2030	10	12

County of Durham GO, 5.00%, 11/1/2019	25	25

		37

Housing — 0.1%

North Carolina Housing Finance Agency, Homeownership

Series 2, Rev., 4.25%, 1/1/2028	25	25

Series 1, Rev., AMT, 4.50%, 7/1/2028	70	71

Series A, Rev., AMT, 3.50%, 7/1/2039	305	318

		414

Other Revenue — 2.2%

City of Raleigh Series A, Rev., 4.00%, 10/1/2022	30	33

County of Burke

Series 2017, Rev., 5.00%, 4/1/2025	15	18

Series 2018, Rev., 5.00%, 4/1/2031	25	31

State of North Carolina Rev., 5.00%, 3/1/2033	7,735	9,966

Town of Fuquay-Varina Rev., 5.00%, 11/1/2030	10	13

		10,061

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.0% (b)

North Carolina Medical Care Commission, Duke University Health Systems Series A, Rev., 4.75%, 6/1/2020 (d)	5	5

University of North Carolina System Series B-1, Rev., 4.00%, 4/1/2020 (d)	5	5

		10

Water & Sewer — 0.0% (b)

City of Charlotte Rev., 5.00%, 7/1/2029	10	12

City of Greensborough, Combined Water & Sewer System Rev., 5.00%, 6/1/2027	10	13

		25

Total North Carolina		13,829

North Dakota — 0.2%

Housing — 0.2%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series B, Rev., 4.50%, 1/1/2028	130	134

Series 2011D, Rev., 4.25%, 7/1/2028	60	61

Series A, Rev., 4.00%, 7/1/2034	280	294

Series 2016D, Rev., 3.50%, 7/1/2046	440	467

		956

Total North Dakota		956

Ohio — 2.9%

Education — 0.0% (b)

Miami University, A State University of Ohio Rev., 5.00%, 9/1/2029	25	31

General Obligation — 2.4%

County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	2,015

Greenville City School District, School Improvement

GO, 5.25%, 1/1/2038	1,000	1,087

GO, 5.25%, 1/1/2041	1,000	1,085

Licking Heights Local School District, School Facilities Construction and Improvement Series A, GO, 4.00%, 10/1/2034	10	12

State of Ohio

Series A, GO, 5.00%, 5/1/2031	4,000	5,035

Series A, GO, 5.00%, 5/1/2033	1,500	1,878

State of Ohio, Higher Education

Series B, GO, 4.00%, 9/1/2019	5	5

Series B, GO, 5.00%, 8/1/2023	110	122

		11,239

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.5%

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series A, Rev., 5.50%, 7/1/2039	1,000	1,123

County of Warren, Otterbein Homes

Series A, Rev., 5.00%, 7/1/2031	105	125

Series A, Rev., 4.00%, 7/1/2045	740	803

		2,051

Housing — 0.0% (b)

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	25	26

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	15	15

Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	80	82

		123

Other Revenue — 0.0% (b)

State of Ohio Series 2013A, Rev., 5.00%, 10/1/2019	25	25

Prerefunded — 0.0% (b)

City of Steubenville, Trinity Health System Rev., 4.13%, 2/1/2020 (d)	5	5

Ohio Higher Educational Facility Commission Rev., 5.00%, 7/1/2020 (d)	5	5

Streetsboro City School District Series A, GO, 4.00%, 12/1/2020 (d)	5	5

		15

Utility — 0.0% (b)

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (c)	100	102

Total Ohio		13,586

Oklahoma — 0.6%

Hospital — 0.2%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series 2018B, Rev., AGM, 4.00%, 8/15/2048	700	778

Housing — 0.0% (b)

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program

Series 2011B, Rev., GNMA COLL, 4.50%, 9/1/2027	45	46

Series A, Rev., GNMA COLL, 4.75%, 3/1/2028	35	36

		82

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.0% (b)

Grand River Dam Authority Series A, Rev., 4.00%, 6/1/2022	10	11

Transportation — 0.4%

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2037	1,665	2,005

Total Oklahoma		2,876

Oregon — 0.1%

General Obligation — 0.0% (b)

City of Dallas GO, 4.00%, 2/1/2020	15	15

City of Sheridan GO, 4.00%, 12/1/2027	10	11

State of Oregon Series N, GO, 4.00%, 12/1/2019	25	25

		51

Transportation — 0.0% (b)

State of Oregon, Department of Transportation, User Tax Series 2013A, Rev., 5.00%, 11/15/2022	5	6

Utility — 0.1%

City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	377

Total Oregon		434

Pennsylvania — 10.5%

Certificate of Participation/Lease — 0.3%

Commonwealth of Pennsylvania Series A, COP, 4.00%, 7/1/2046	1,200	1,336

Education — 0.0% (b)

Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2036	100	115

Swarthmore Borough Authority, Swarthmore College

Rev., 5.00%, 9/15/2023	25	29

Series 2016B, Rev., 4.00%, 9/15/2041	15	17

		161

General Obligation — 1.0%

Abington School District Series 2017A, GO, 4.00%, 10/1/2037	15	17

Central Dauphin School District GO, 4.00%, 2/1/2030	25	29

City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,335

Commonwealth of Pennsylvania Series 2004, GO, AGM, 5.38%, 7/1/2020	150	155

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,392

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Upper Merion Area School District GO, 5.00%, 1/15/2036	250	301

West Mifflin School District GO, 3.00%, 4/1/2038	1,400	1,447

		4,676

Hospital — 3.4%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	2,191

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	430	516

Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	28

DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,304

Lancaster County Hospital Authority, Health Center, Masonic Villages Project

Rev., 5.00%, 11/1/2034	35	42

Rev., 5.00%, 11/1/2036	510	604

Rev., 5.00%, 11/1/2037	250	295

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 4.00%, 9/1/2038	3,725	4,174

Series 2018A, Rev., 4.00%, 9/1/2043	3,740	4,140

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project

Rev., 3.00%, 12/15/2023	550	559

Rev., 4.00%, 12/15/2028	1,000	1,079

Rev., 5.00%, 12/15/2038	750	846

		15,778

Housing — 0.3%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2011- 112, Rev., AMT, 5.00%, 4/1/2028	30	31

Series 118A, Rev., AMT, 3.50%, 4/1/2040	695	716

Series 122, Rev., AMT, 4.00%, 10/1/2046	415	445

		1,192

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group Rev., 5.00%, 11/15/2025	510	552

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 5.00%, 12/1/2044	350	410

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — continued

Series 2019, Rev., 5.00%, 12/1/2049	500	580

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (c)	2,950	3,045

		4,587

Other Revenue — 2.4%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., AGM, 4.00%, 6/1/2039	9,950	11,228

Prerefunded — 0.0% (b)

Delaware County Authority, Haverford College Rev., 4.25%, 5/15/2020 (d)	5	5

Pennsylvania Higher Educational Facilities Authority

Series B, Rev., 5.00%, 9/1/2019 (d)	5	5

Rev., 4.50%, 3/1/2020 (d)	10	10

University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project Series B, Rev., 5.25%, 9/15/2019 (d)	25	25

		45

Transportation — 1.4%

Pennsylvania Turnpike Commission

Series E, Rev., 6.00%, 12/1/2030	305	397

Series A, Rev., 5.00%, 12/1/2044	5,000	6,135

		6,532

Water & Sewer — 0.7%

Erie City Water Authority Series A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,871

Pittsburgh Water & Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2032	1,000	1,361

		3,232

Total Pennsylvania		48,767

Rhode Island — 0.1%

Education — 0.0% (b)

Rhode Island Health & Educational Building Corp., Public Schools Series A, Rev., AGM, 5.00%, 5/15/2032	25	32

Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2020	300	313

		345

General Obligation — 0.1%

City of Pawtucket Series D, GO, AGM, 5.00%, 7/15/2028	200	256

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2013 Series A, GO, 3.50%, 10/1/2020	100	102

		358

Total Rhode Island		703

South Carolina — 2.2%

Housing — 0.1%

South Carolina State Housing Finance and Development Authority Series A, Rev., 4.00%, 1/1/2047	330	353

Other Revenue — 0.0% (b)

City of North Charleston 4.00%, 10/1/2040	90	103

Prerefunded — 0.0% (b)

South Carolina Ports Authority Rev., 5.25%, 7/1/2020 (d)	5	5

Transportation — 0.2%

South Carolina State Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,177

Utility — 1.9%

Piedmont Municipal Power Agency, Electric

Rev., NATL-RE, 6.75%, 1/1/2020	4,615	4,698

Rev., FGIC, 6.75%, 1/1/2020 (d)	3,900	3,971

		8,669

Water & Sewer — 0.0% (b)

Greenwood Metropolitan District Rev., 5.00%, 10/1/2027	10	13

Total South Carolina		10,320

South Dakota — 0.2%

Housing — 0.2%

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., AMT, 4.00%, 11/1/2029	280	288

Series 2012A, Rev., AMT, 4.50%, 5/1/2031	50	52

Series 2015D, Rev., 4.00%, 11/1/2045	450	479

South Dakota Housing Development Authority, Single Family Mortgage Series 2011 2, Rev., 4.25%, 5/1/2032	75	76

		895

Total South Dakota		895

Tennessee — 6.4%

Education — 0.0% (b)

Tennessee State School Bond Authority Series B, Rev., 5.00%, 11/1/2040	35	42

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 4.2%

City of Cleveland

Series 2018B, GO, 5.00%, 6/1/2022	205	227

Series 2018B, GO, 5.00%, 6/1/2027	245	312

Series 2018B, GO, 5.00%, 6/1/2028	260	338

Series 2018B, GO, 5.00%, 6/1/2030	285	366

Series 2018B, GO, 4.00%, 6/1/2031	300	354

Series 2018B, GO, 4.00%, 6/1/2032	310	364

Series 2018B, GO, 4.00%, 6/1/2038	395	453

Series 2018B, GO, 4.00%, 6/1/2039	410	469

City of Oak Ridge

GO, 4.00%, 6/1/2037	695	785

GO, 4.00%, 6/1/2038	720	811

GO, 4.00%, 6/1/2039	750	843

County of Blount Series 2016B, GO, 5.00%, 6/1/2029	4,610	5,704

County of Hamilton Series 2018A, GO, 5.00%, 4/1/2028	25	33

County of Williamson

GO, 4.00%, 4/1/2033	1,490	1,784

GO, 4.00%, 4/1/2034	1,485	1,769

County of Wilson

GO, 5.00%, 4/1/2030	3,625	4,798

Series 2017A, GO, 4.00%, 4/1/2039	25	28

		19,438

Hospital — 1.2%

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	4,405

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital Rev., 5.00%, 11/15/2024	800	946

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Series A, Rev., 5.00%, 7/1/2035	100	119

		5,470

Housing — 0.0% (b)

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	80	83

Series 1A, Rev., AMT, 4.50%, 1/1/2038	75	78

Tennessee Housing Development Agency, Housing Finance Program Series A, Rev., 4.50%, 1/1/2028	30	31

		192

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.0% (b)

County of Claiborne, Public Improvement Series A, GO, 4.00%, 4/1/2020 (d)	5	5

Utility — 1.0%

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (c)	4,000	4,500

Total Tennessee		29,647

Texas — 7.0%

Education — 1.3%

Clifton Higher Education Finance Corp., Idea Public Schools

Series B, Rev., 4.00%, 8/15/2023	500	545

Series B, Rev., 5.00%, 8/15/2024	345	399

Series 2016B, Rev., 5.00%, 8/15/2025	460	543

Rev., 6.00%, 8/15/2033	1,250	1,439

Permanent University Fund-Texas A&M University System Series A, Rev., 5.00%, 7/1/2031	210	254

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital Rev., 5.50%, 9/1/2043	2,300	2,598

Texas State University, Financing System Rev., 5.00%, 3/15/2020	50	51

Texas Woman’s University, Financing System Series 2016, Rev., 4.00%, 7/1/2030	10	11

		5,840

General Obligation — 2.0%

Calallen Independent School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 2/15/2028	10	13

Carrollton-Farmers Branch Independent School District Series B, GO, 4.00%, 2/15/2021	25	26

City of Abilene GO, 5.00%, 2/15/2024	10	12

City of Conroe Series 2018A, GO, 5.00%, 3/1/2032	10	13

City of Dallas Series A, GO, 5.00%, 2/15/2020 (d)	5	5

City of El Paso

GO, 4.00%, 8/15/2040	475	512

GO, 4.00%, 8/15/2042	25	28

City of Garland Series 2018, GO, 5.00%, 2/15/2027	10	13

City of Irving Series 2017A, GO, 5.00%, 9/15/2019	45	45

City of Laredo

GO, 5.00%, 2/15/2027	30	36

GO, 5.00%, 2/15/2032	40	50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Mission GO, AGM, 5.00%, 2/15/2031	575	714

City of Pearland GO, 4.00%, 3/1/2032	35	41

City of San Marcos GO, 5.00%, 8/15/2031	25	31

City of Waxahachie Series A, GO, 5.00%, 8/1/2025	45	54

Community Independent School District GO, PSF-GTD, 5.00%, 2/15/2032	100	126

County of Collin, Wylie Independent School District, Unlimited Tax GO, PSF-GTD, 0.00%, 8/15/2020	135	133

County of Hidalgo

Series 2016, GO, 5.00%, 8/15/2028	10	12

GO, 4.00%, 8/15/2035	85	98

County of Webb, Certificates of Obligation Series A, GO, 5.00%, 2/15/2028	570	709

Cypress-Fairbanks Independent School District Series 2013, GO, PSF-GTD, 5.00%, 2/15/2022	10	11

El Paso County Hospital District GO, AGM-CR, 5.00%, 8/15/2023	510	565

Ennis Independent School District GO, PSF-GTD, 5.00%, 8/15/2028	30	38

Harris Montgomery Counties Municipal Utility District No. 386 GO, 4.00%, 9/1/2023	15	16

Highland Park Independent School District GO, PSF-GTD, 5.00%, 2/15/2024	30	35

Ingleside Independent School District GO, PSF-GTD, 5.00%, 8/15/2028	35	43

Judson Independent School District, School Building Series 2016, GO, PSF-GTD, 4.00%, 2/1/2041	4,750	5,260

Killeen Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	25	31

McLennan County Junior College District GO, 5.00%, 8/15/2020	20	21

Palestine Independent School District Series 2016, GO, PSF-GTD, 5.00%, 2/15/2026	30	37

Pasadena Independent School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 2/15/2028	15	19

Plano Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	40	49

Red Oak Independent School District GO, PSF-GTD, 5.00%, 8/15/2030	20	25

Round Rock Independent School District GO, PSF-GTD, 4.00%, 8/1/2032	170	196

Socorro Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	45	56

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Stafford Municipal School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 8/15/2029	35	45

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

		9,143

Hospital — 0.1%

Harris County Health Facilities Development Corp., Children’s Hospital Project Rev., 5.50%, 10/1/2019 (d)	485	487

Housing — 0.0% (b)

Texas Department of Housing and Community Affairs, Residential Mortgage Series 2011B, Rev., GNMA COLL, 4.25%, 1/1/2034	165	170

Other Revenue — 0.6%

Texas Public Finance Authority Rev., 4.00%, 2/1/2035	2,315	2,725

Prerefunded — 0.9%

County of Nueces GO, 5.00%, 2/15/2020 (d)	5	5

Dallas-Fort Worth International Airport, Joint Improvement Series A, Rev., 5.00%, 11/1/2020 (d)	1,965	2,053

Metropolitan Transit Authority of Harris County, Vanderbilt University Medical Center Rev., 5.00%, 11/1/2024 (d)	15	18

North Texas Tollway Authority System, Special Projects System Series A, Rev., 6.00%, 9/1/2021 (d)	2,000	2,190

		4,266

Transportation — 0.0% (b)

Harris County, Senior Lien Series 2016A, Rev., 5.00%, 8/15/2022	10	11

North Texas Tollway Authority System, Second Tier Rev., 4.00%, 1/1/2038	200	225

		236

Utility — 0.1%

City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	50	58

City of San Antonio, Electric & Gas System Rev., 4.00%, 2/1/2028	45	54

City of San Antonio, Electric and Gas Systems

Rev., 5.00%, 2/1/2031	230	283

Rev., 5.00%, 2/1/2032	35	42

		437

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 2.0%

City of Dallas, Waterworks and Sewer System Series 2016A, Rev., 5.00%, 10/1/2019	20	20

City of Fort Worth Rev., 4.00%, 2/15/2040	3,800	4,325

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (d)	2,500	3,721

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Series 2017, Rev., 5.00%, 6/1/2031	10	13

North Texas Municipal Water District, Wastewater System Rev., 4.00%, 6/1/2028	15	18

San Antonio Water System Series 2017A, Rev., 4.00%, 5/15/2034	60	69

Texas Water Development Board, Water Implementation Series B, Rev., 5.00%, 4/15/2026	25	31

West Harris County Regional Water Authority Rev., 4.00%, 12/15/2045 (f)	1,000	1,150

		9,347

Total Texas		32,651

Utah — 1.2%

General Obligation — 0.0% (b)

City of Provo GO, 5.00%, 1/1/2032	10	13

Other Revenue — 0.1%

City of Lehi, Sales Tax Rev., 4.00%, 6/1/2039	480	551

Tooele County Municipal Building Authority Series 2017, Rev., 4.00%, 12/15/2042	25	28

		579

Prerefunded — 0.0% (b)

Utah State Board of Regents, Auxiliary and Campus Facilities Series A, Rev., 5.00%, 4/1/2020 (d)	5	5

Transportation — 0.8%

Salt Lake City Corp. Airport Series 2017B, Rev., 5.00%, 7/1/2042	260	318

Utah Transit Authority Rev., 5.00%, 12/15/2035	2,500	3,187

		3,505

Utility — 0.3%

Utah Infrastructure Agency, West Point City Project Rev., 4.00%, 10/15/2039	1,200	1,358

Total Utah		5,460

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Vermont — 1.2%

Education — 1.0%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2022	725	792

Series 2018A, Rev., AMT, 3.63%, 6/15/2029	1,000	1,066

Series A, Rev., AMT, 3.75%, 6/15/2030	1,400	1,505

Series A, Rev., AMT, 4.00%, 6/15/2031	500	541

Series A, Rev., AMT, 4.00%, 6/15/2032	200	216

Series A, Rev., AMT, 4.00%, 6/15/2033	250	269

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	200	215

		4,604

Housing — 0.2%

Vermont Housing Finance Agency, Mortgage-Backed Securities Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 2/1/2026	70	72

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	355	360

Series A, Rev., AMT, 4.00%, 11/1/2046	285	303

		735

Other Revenue — 0.0% (b)

Vermont Municipal Bond Bank Series 1, Rev., 5.00%, 12/1/2034	30	37

Total Vermont		5,376

Virginia — 1.3%

Education — 0.0% (b)

Virginia College Building Authority, 21st Century College and Equipment Program Series 2017E, Rev., 5.00%, 2/1/2029	10	13

Virginia Public School Authority Series B, Rev., 5.00%, 8/1/2020	20	21

		34

General Obligation — 0.0% (b)

City of Portsmouth Series 2015A, GO, 5.00%, 8/1/2025	20	24

City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	7

		31

Hospital — 1.1%

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,932

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.0% (b)

Virginia Resources Authority, Infrastructure Series 2017B, Rev., 5.00%, 11/1/2028	10	13

Virginia Resources Authority, Infrastructure and State Moral Obligation

Series 2011B, Rev., 5.00%, 11/1/2023	80	87

Series B, Rev., 5.00%, 11/1/2026	50	54

		154

Prerefunded — 0.0% (b)

County of Loudoun, Public Improvement Series A, GO, 4.00%, 12/1/2020 (d)	5	5

Virginia College Building Authority, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2019 (d)	5	5

Virginia Resources Authority, Infrastructure and State Moral Obligation Series B, Rev., 5.00%, 11/1/2021 (d)	195	212

		222

Transportation — 0.2%

Capital Region Airport Commission (Richmond International Airport)

Series 2016A, Rev., 4.00%, 7/1/2035	350	395

Series 2016A, Rev., 4.00%, 7/1/2036	320	360

		755

Total Virginia		6,128

Washington — 1.1%

Education — 0.5%

Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022	2,195	2,326

General Obligation — 0.4%

King County School District No. 414 Lake Washington Series 2017, GO, 5.00%, 12/1/2028	15	19

Pierce & Lewis Counties School District No. 404 GO, 4.00%, 12/1/2025	5	6

Pierce County School District No. 416 White River GO, 4.00%, 12/1/2030	10	11

State of Washington Series D, GO, 5.00%, 2/1/2020	100	102

State of Washington, Motor Vehicle Fuel Tax Series B-1, GO, 5.00%, 8/1/2020	25	26

State of Washington, Various Purpose Series 2018C, GO, 5.00%, 2/1/2042	1,295	1,607

		1,771

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.1%

Washington State Housing Finance Commission, Homeownership Program Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/1/2032	235	239

Washington State Housing Finance Commission, Single-Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	330	343

		582

Prerefunded — 0.0% (b)

Clark County Public Utility District No. 1 Rev., 5.00%, 1/1/2020 (d)	5	5

County of King Rev., 5.00%, 7/1/2020 (d)	5	5

Vancouver Housing Authority Series A, Rev., 5.00%, 3/1/2020 (d)	5	5

		15

Utility — 0.1%

Chelan County Public Utility District No. 1 Series 2011A, Rev., AMT, 5.50%, 7/1/2026	350	375

City of Lynnwood, Utility System Series 2018, Rev., 5.00%, 12/1/2028	25	32

Energy Northwest, Project 3 Electric System Series C, Rev., 5.00%, 7/1/2023	25	29

Grant County Public Utility District No. 2, Hydroelectric Project Series 2012A, Rev., 5.00%, 1/1/2020	35	35

		471

Water & Sewer — 0.0% (b)

County of King, Sewer

Series 2102C, Rev., 5.00%, 1/1/2023	40	44

Series 2018B, Rev., 5.00%, 7/1/2031	10	13

		57

Total Washington		5,222

West Virginia — 0.2%

Education — 0.2%

West Virginia Hospital Finance Authority, University Health System Series A, Rev., 4.00%, 6/1/2051	1,000	1,104

Hospital — 0.0% (b)

West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc. Series A, Rev., 5.63%, 9/1/2019	5	5

Total West Virginia		1,109

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — 1.8%

Education — 1.3%

Public Finance Authority, Central District Development Project Rev., 5.00%, 3/1/2027	280	337

Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	5,252

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series 2018A, Rev., 5.00%, 9/15/2040	665	709

		6,298

Hospital — 0.3%

Wisconsin Health & Educational Facilities Authority, Beloit Health System, Inc. Rev., 4.00%, 7/1/2046	15	16

Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	176

Series A, Rev., 5.00%, 7/1/2044	210	244

Series A, Rev., 5.00%, 7/1/2049	750	869

		1,305

Housing — 0.2%

Wisconsin Housing & Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	905	976

Prerefunded — 0.0% (b)

Wisconsin Health & Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.50%, 7/1/2020 (d)	5	5

Wisconsin Health & Educational Facilities Authority, Ministry Health Care, Inc. Series B, Rev., 5.13%, 8/15/2020 (d)	5	5

		10

Total Wisconsin		8,589

Wyoming — 0.0% (b)

Housing — 0.0% (b)

Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	5	5

Total Municipal Bonds (Cost $414,366)		449,233

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)
Warrants — 0.0%

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 USD * ‡ (Cost $—)	—	(g)	—

	SHARES (000)
Short-Term Investments — 3.7%

Investment Companies — 3.7%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $17,310)	17,310		17,312

Total Investments — 100.3% (Cost $431,676)			466,545
Liabilities in Excess of Other Assets — (0.3)%			(1,181)

NET ASSETS — 100.0%			465,364

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Amount rounds to less than one thousand.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts

U.S. Treasury 10 Year Note	(133)	12/2019	USD	(17,527)	(22)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 99.3% (a)

Alabama — 1.3%

Education — 0.0% (b)

Alabama Public School and College Authority, Capital Improvement Series 2014-B, Rev., 5.00%, 1/1/2021	20	21

General Obligation — 0.0% (b)

City of Hamilton

GO, 3.00%, 8/1/2020 (c)	55	56

GO, 3.00%, 8/1/2021 (c)	365	376

GO, 2.00%, 8/1/2022 (c)	370	376

GO, 5.00%, 8/1/2023 (c)	240	272

		1,080

Special Tax — 0.0% (b)

Hoover City Board of Education Rev., 4.00%, 2/15/2020	80	81

Utility — 1.3%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.62%), 1.90%, 9/12/2019 (d)	30,000	29,894

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (e)	11,450	11,981

Southeast Alabama Gas Supply District (The), Project No. 1 Series A, Rev., 5.00%, 4/1/2020	1,000	1,020

Southeast Alabama Gas Supply District (The), Project No. 2 Series A, Rev., 4.00%, 6/1/2020	1,000	1,019

		43,914

Total Alabama		45,096

Alaska — 0.0% (b)

Other Revenue — 0.0% (b)

Alaska Municipal Bond Bank Authority

Series 2019, Rev., 5.00%, 5/1/2021	215	229

Series 2019, Rev., 5.00%, 5/1/2022	200	220

		449

Total Alaska		449

Arizona — 1.6%

Certificate of Participation/Lease — 0.0% (b)

Arizona State University Series 2018A, COP, 5.00%, 6/1/2020	1,000	1,028

Education — 0.0% (b)

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2023	140	156

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 7/1/2024	200	228

		384

General Obligation — 0.2%

Maricopa County School District No. 24-Gila Bend, School Improvement

Series 2019, GO, AGM, 2.00%, 7/1/2020	585	589

Series 2019, GO, AGM, 3.00%, 7/1/2021	575	594

Series 2019, GO, AGM, 4.00%, 7/1/2022	300	324

Series 2019, GO, AGM, 5.00%, 7/1/2023	700	800

Maricopa County School District No. 66, Roosevelt Elementary

GO, 5.00%, 7/1/2020	1,450	1,497

GO, 5.00%, 7/1/2021	1,520	1,626

Maricopa County School District No. 66, Roosevelt Elementary, Arizona School Improvement

Series 2018A, GO, 5.00%, 7/1/2020	1,025	1,058

Series 2017-A, GO, 5.00%, 7/1/2021	1,150	1,230

		7,718

Hospital — 0.1%

Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.28%, 9/11/2019 (e)	2,200	2,200

Industrial Development Authority of the County of Yavapai (The), Regional Medical Center

Rev., 5.00%, 8/1/2021	225	241

Rev., 5.00%, 8/1/2022	380	421

Industrial Development Authority of the County of Yavapai (The), Yavapai Regional Medical Center Rev., 5.00%, 8/1/2023	325	371

		3,233

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Coconino County Pollution Control Corp., Nevada Power Company Projects Series B, Rev., VRDO, 1.60%, 5/21/2020 (e)	1,100	1,101

Other Revenue — 0.9%

Industrial Development Authority of The City of Phoenix, Health Care Facilities, Mayo Clinic Series 2014A, Rev., VRDO, LIQ: Bank of America NA, 1.23%, 9/6/2019 (e)	30,790	30,790

Transportation — 0.3%

Arizona Department of Transportation State Highway Fund Series 2013A, Rev., 5.00%, 7/1/2020	400	413

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Arizona Transportation Board, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2020	8,565	8,844

		9,257

Water & Sewer — 0.0% (b)

Arizona Water Infrastructure Finance Authority, Water Quality Rev., 4.00%, 10/1/2020 (f)	540	557

Total Arizona		54,068

Arkansas — 0.2%

Education — 0.0% (b)

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series 2018A, Rev., 5.00%, 11/1/2021	330	358

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 3.00%, 11/1/2021	75	78

Series 2019C, Rev., AGM, 3.00%, 11/1/2022	85	89

Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	144

		669

General Obligation — 0.0% (b)

City of Fayetteville, Library Improvement GO, 3.00%, 1/1/2020	200	201

Other Revenue — 0.1%

Arkansas Development Finance Authority, 900 West Capitol Building Project Rev., 3.00%, 4/1/2021	500	513

Arkansas Development Finance Authority, Department of Community Correction Project

Rev., 3.00%, 11/1/2019	510	511

Rev., 5.00%, 11/1/2021	310	335

Rev., 5.00%, 11/1/2022	410	457

City of Little Rock Rev., 3.00%, 10/1/2019	500	501

County of Sharp

Rev., 5.00%, 3/1/2021	270	284

Rev., 5.00%, 3/1/2022	495	536

Rev., 5.00%, 3/1/2023	540	603

		3,740

Water & Sewer — 0.1%

City of Centerton

Rev., 3.00%, 12/1/2019	150	151

Rev., 3.00%, 12/1/2021	125	129

City of Heber Springs, Greenstar

Rev., 3.00%, 11/1/2021	50	51

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

Rev., 3.00%, 11/1/2023	100	106

Northwest Arkansas Conservation Authority, Wastewater Rev., 3.00%, 3/1/2020	280	283

		720

Total Arkansas		5,330

California — 2.2%

Education — 0.3%

California Educational Facilities Authority, Art Center College of Design

Series 2018A, Rev., 5.00%, 12/1/2019	125	126

Series 2018A, Rev., 5.00%, 12/1/2020	180	188

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2019	550	551

Rev., 5.00%, 10/1/2020	325	338

Rev., 5.00%, 10/1/2021	250	269

California Municipal Finance Authority, River Springs Charter School Rev., 4.00%, 8/15/2020 (g)	1,000	1,017

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (g)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (g)	50	53

Series 2018A, Rev., 5.00%, 8/1/2022 (g)	85	94

California School Finance Authority, Kipp Socal Project

Series 2019A, Rev., 5.00%, 7/1/2022 (g)	100	110

Series 2019A, Rev., 5.00%, 7/1/2023 (g)	100	113

Chula Vista Elementary School District Rev., 0.00%, 8/1/2023	5,500	5,246

		8,157

General Obligation — 0.1%

Mount San Antonio Community College District GO, BAN, 0.00%, 4/1/2022	250	243

South Bay Union School District/San Diego County GO, BAN, 0.00%, 8/1/2022	2,000	1,923

		2,166

Hospital — 0.0% (b)

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2020	100	104

Pioneers Memorial Healthcare District

Rev., 3.00%, 10/1/2019	255	255

Rev., 3.00%, 10/1/2020	265	269

		628

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.1%

California Municipal Finance Authority, UCR North District, Phase 1 Student Housing Project

Rev., 5.00%, 5/15/2023	360	412

Rev., 5.00%, 5/15/2024	300	353

Rev., 5.00%, 5/15/2025	425	514

Rev., 5.00%, 5/15/2026	500	619

Rev., 5.00%, 5/15/2027	725	917

Rev., 5.00%, 5/15/2028	1,000	1,284

		4,099

Other Revenue — 1.2%

California Enterprise Development Authority, Riverside County, Library Facility

Rev., 4.00%, 11/1/2022	100	109

Rev., 4.00%, 11/1/2023	200	223

California Infrastructure and Economic Development Bank, California Academy of Sciences Series 2018D, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.38%), 1.88%, 9/11/2019 (d)	17,010	17,089

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2012B-2, Rev., (ICE LIBOR USD 1 Month + 0.20%), 1.66%, 10/1/2019 (d)	11,615	11,682

Series 2013A-2, Rev., VRDO, 1.79%, 10/1/2019 (e)	6,750	6,757

Series 2011A-4, Rev., VRDO, (ICE LIBOR USD 3 Month + 0.37%), 1.87%, 10/1/2019 (d)	1,000	1,002

California Statewide Communities Development Authority, Front Porch Communities and Services Series 2017A, Rev., 5.00%, 4/1/2020	75	77

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.55%, 9/12/2019 (e) (g)	5,230	5,230

		42,169

Prerefunded — 0.1%

Pittsburg Unified School District Financing Authority Rev., AGM, 5.50%, 9/1/2021 (f)	3,000	3,271

Utility — 0.0% (b)

California Municipal Finance Authority, San Antonio Gardens Project

Rev., 4.00%, 11/15/2021	270	285

Rev., 4.00%, 11/15/2022	280	302

Rev., 4.00%, 11/15/2023	290	320

		907

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.4%

California State Department of Water Resources, Central Valley Project, Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.50%, 9/12/2019 (d)	12,000	12,070

Stockton Public Financing Authority, Green Bonds

Series A, Rev., 5.00%, 10/1/2019	580	582

Series 2018A, Rev., 5.00%, 10/1/2020	500	521

Series 2018A, Rev., 5.00%, 10/1/2021	450	486

		13,659

Total California		75,056

Colorado — 1.3%

Certificate of Participation/Lease — 0.0% (b)

Denver Health and Hospital Authority, 550 Acoma, Inc.

COP, 5.00%, 12/1/2020	110	115

COP, 5.00%, 12/1/2021	220	236

COP, 5.00%, 12/1/2022	295	325

		676

Education — 0.5%

University of Colorado Hospital Authority Series 2017B-2, Rev., VRDO, 1.34%, 9/11/2019 (e)	17,370	17,370

General Obligation — 0.2%

Arapahoe County School District No. 6 Littleton

Series 2019A, GO, 5.00%, 12/1/2021	2,585	2,811

Series 2019A, GO, 5.00%, 12/1/2022	1,370	1,543

City of Aurora, Sterling Hills West Metropolitan District

GO, 5.00%, 12/1/2019	110	111

GO, 5.00%, 12/1/2020	100	104

Denver City and County School District No. 1 Series B, GO, 4.00%, 12/1/2019 (f)	255	257

Interlocken Metropolitan District

Series A-1, GO, AGM, 5.00%, 12/1/2019	150	151

Series A-1, GO, AGM, 5.00%, 12/1/2020	175	183

		5,160

Hospital — 0.4%

Colorado Health Facilities Authority, Commonspirit Health

Series B-1, Rev., 5.00%, 8/1/2025 (e)	6,000	7,066

Series B-2, Rev., 5.00%, 8/1/2026 (e)	1,000	1,204

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017B, Rev., 5.00%, 5/15/2021	395	414

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 3.00%, 9/1/2019	310	310

Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project Rev., 5.00%, 6/1/2020 (f)	400	411

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (e)	1,555	1,617

University of Colorado Hospital Authority Series C-1, Rev., VRDO, 4.00%, 3/1/2020 (e)	380	380

		11,402

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2021	35	37

Transportation — 0.2%

E-470 Public Highway Authority, Senior LIBOR Index Series 2019A, Rev., VRDO, 1.87%, 9/12/2019 (e)	8,000	7,981

Utility — 0.0% (b)

Colorado Water Resources and Power Development Authority, Clean Water Series A, Rev., 5.00%, 3/1/2020	200	204

Water & Sewer — 0.0% (b)

Town of Milliken, Water Activity Enterprise Rev., 3.00%, 12/1/2020	195	200

Total Colorado		43,030

Connecticut — 2.3%

Education — 0.2%

Connecticut State Health and Educational Facilities Authority

Series K-1, Rev., 5.00%, 7/1/2021	665	705

Series K-1, Rev., 5.00%, 7/1/2022	675	736

Connecticut State Health and Educational Facilities Authority, Yale University Issue Series B-1, Rev., 5.00%, 7/1/2020 (e)	4,000	4,130

		5,571

General Obligation — 1.9%

City of Derby

Series A, GO, 5.00%, 8/1/2020	140	145

Series A, GO, 5.00%, 8/1/2021	220	235

Series A, GO, 5.00%, 8/1/2022	75	83

Series A, GO, 5.00%, 8/1/2023	150	170

Series A, GO, 5.00%, 8/1/2024	85	99

City of Hartford Series B, GO, 4.00%, 4/1/2020 (f)	115	117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of New Britain GO, BAN, 5.00%, 12/19/2019	6,500	6,571

City of Waterbury

Series B, GO, 3.00%, 9/1/2019	325	325

Series A, GO, 3.00%, 11/15/2019	485	487

State of Connecticut

Series E, GO, 5.00%, 9/1/2019	150	150

Series C, GO, VRDO, LIQ: Bank of America NA, 1.36%, 9/12/2019 (e)	5,030	5,030

Series F, GO, 5.00%, 11/15/2019	11,575	11,662

Series 2019A, GO, 5.00%, 4/15/2020	28,040	28,688

Series C, GO, 5.00%, 12/1/2020	475	479

Series G, GO, 5.00%, 11/1/2021	200	216

Tender Option Bond Trust Receipts/Certificates

Series 2017-YX1047, GO, VRDO, LIQ: Barclays Bank plc, 1.34%, 9/12/2019 (e) (g)	6,920	6,920

Series 2018-YX1095, GO, VRDO, LIQ: Barclays Bank plc, 1.34%, 9/12/2019 (e) (g)	4,500	4,500

		65,877

Hospital — 0.1%

Connecticut State Health & Educational Facilities Authority, Greenwich Hospital Series C, Rev., VRDO, 1.28%, 9/11/2019 (e)	2,975	2,975

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series 2018B, Rev., 5.00%, 12/1/2021	1,000	1,075

		4,050

Other Revenue — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2017-YX1077, Rev., VRDO, LIQ: Barclays Bank plc, 1.34%, 9/12/2019 (e) (g)	4,550	4,550

Total Connecticut		80,048

Delaware — 0.0% (b)

Utility — 0.0% (b)

Delaware Municipal Electric Corp. (The), Middletown and Seaford Project

Series 2019A, Rev., 5.00%, 10/1/2019	105	105

Series 2019A, Rev., 5.00%, 10/1/2020	195	202

Series 2019A, Rev., 5.00%, 10/1/2021	145	156

Series 2019A, Rev., 5.00%, 10/1/2022	150	166

Series 2019A, Rev., 5.00%, 10/1/2023	220	251

		880

Total Delaware		880

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 0.3%

Education — 0.0% (b)

District of Columbia, International School Issue Rev., 5.00%, 7/1/2022	500	546

Other Revenue — 0.1%

District of Columbia, Income Tax Series C, Rev., 4.13%, 12/1/2024	3,710	3,737

Transportation — 0.2%

Metropolitan Washington Airports Authority, Airport System Subseries C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.25%, 9/12/2019 (e)	5,930	5,930

Total District of Columbia		10,213

Florida — 2.4%

Education — 0.0% (b)

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 4.00%, 3/1/2021	60	62

Rev., 4.00%, 3/1/2022	55	59

Rev., 5.00%, 3/1/2023	185	207

Rev., 5.00%, 3/1/2024	110	127

Florida Higher Educational Facilities Financial Authority, St. Leo University Project

Series 2019, Rev., 5.00%, 3/1/2021	350	367

Series 2019, Rev., 5.00%, 3/1/2022	355	384

Series 2019, Rev., 5.00%, 3/1/2023	410	456

		1,662

General Obligation — 0.0% (b)

City of Lauderhill

GO, 3.00%, 1/1/2020	460	463

GO, 3.00%, 1/1/2021	425	435

		898

Hospital — 0.6%

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series 2007A-2, Rev., VRDO, 1.27%, 9/12/2019 (e)	15,000	15,000

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2020	1,875	1,916

Series 2019A-1, Rev., 5.00%, 4/1/2022	750	822

Series 2019A-1, Rev., 5.00%, 4/1/2023	400	453

Series 2019A-1, Rev., 5.00%, 4/1/2024	575	670

Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.29%, 9/12/2019 (e)	950	950

		19,811

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.1%

Citizens Property Insurance Corp. Series 2015A-1, Rev., 5.00%, 6/1/2020	1,060	1,070

County of Hillsborough, Capital Improvement Program Rev., 5.00%, 8/1/2021	30	32

West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area

5.00%, 3/1/2023	1,335	1,506

5.00%, 3/1/2024	1,160	1,349

		3,957

Prerefunded — 0.3%

County of Miami-Dade, Water and Sewer System Rev., AGM, 5.00%, 10/1/2020 (f)	10,000	10,418

Orlando-Orange County Expressway Authority Series C, Rev., 5.00%, 7/1/2020 (f)	25	26

		10,444

Transportation — 0.6%

Florida Development Finance Corp. Surface Transportation Facility, Virgin Trains USA Passenger Rail Project Series 2019A, Rev., AMT, 6.25%, 1/1/2024 (e) (g)	5,750	5,510

Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project Series B, Rev., VRDO, AMT, 1.90%, 3/17/2020 (e)	15,000	14,988

		20,498

Utility — 0.8%

County of Martin, Utilities System Series A, Rev., 5.00%, 10/1/2020	90	94

JEA Electric System Series A, Rev., 4.00%, 10/1/2019	120	120

Orlando Utilities Commission Series B, Rev., VRDO, LIQ: TD Bank NA, 1.28%, 9/11/2019 (e)	25,820	25,820

Reedy Creek Improvement District Utility Series 2, Rev., 5.00%, 10/1/2019	120	120

		26,154

Water & Sewer — 0.0% (b)

Broward County, Water and Sewer Utility Series 2012B, Rev., 5.00%, 10/1/2020	20	21

Total Florida		83,445

Georgia — 3.5%

Education — 1.7%

Private Colleges & Universities Authority Series C, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.25%), 1.53%, 9/12/2019 (d)	57,865	57,708

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.2%

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30	32

Dougherty County School District, Sales Tax

Series 2018, GO, 4.00%, 12/1/2019	1,775	1,788

Series 2018, GO, 4.00%, 12/1/2020	1,250	1,295

Hall County School District

Series 2018, GO, 5.00%, 11/1/2019	1,500	1,509

Series 2018, GO, 5.00%, 11/1/2020	1,250	1,307

Pike County School District GO, 4.00%, 10/1/2020	400	412

		6,343

Hospital — 0.0% (b)

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., 5.00%, 1/1/2022	100	108

Other Revenue — 0.0% (b)

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2020	275	283

Series 2017, Rev., 5.00%, 7/1/2021	370	395

Series 2017, Rev., 5.00%, 7/1/2022	300	331

		1,009

Prerefunded — 0.7%

DeKalb County Hospital Authority, Medical Center, Inc. Project

Rev., 6.00%, 9/1/2020 (f)	5,470	5,735

Rev., 6.13%, 9/1/2020 (f)	17,925	18,816

		24,551

Transportation — 0.7%

Georgia State Road and Tollway Authority, Federal Highway Series B, Rev., 5.00%, 6/1/2020	15,445	15,879

Metropolitan Atlanta Rapid Transit Authority

Series A, Rev., 3.00%, 7/1/2020	2,900	2,947

Series A, Rev., 3.75%, 7/1/2021	5,585	5,857

		24,683

Utility — 0.2%

Municipal Electric Authority of Georgia Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.28%, 9/11/2019 (e)	5,980	5,980

Water & Sewer — 0.0% (b)

East Point Building Authority, Water and Sewer Project Rev., AGM, 5.00%, 2/1/2020	550	559

Total Georgia		120,941

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hawaii — 0.1%

General Obligation — 0.1%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, VRDO, (SIFMA Municipal Swap Index Yield + 0.30%), 1.58%, 9/12/2019 (d)	5,000	5,016

Idaho — 0.0% (b)

Housing — 0.0% (b)

Idaho Housing and Finance Association, Federal Highway Trust Series A, Rev., GRAN, 5.00%, 7/15/2021	25	27

Transportation — 0.0% (b)

Idaho Housing and Finance Association, Federal Highway Trust Series A, Rev., GRAN, 5.00%, 7/15/2020	425	439

Total Idaho		466

Illinois — 6.1%

Certificate of Participation/Lease — 0.0% (b)

University of Illinois Series A, COP, 5.00%, 10/1/2019	1,000	1,003

Education — 1.7%

Illinois Educational Facilities Authority, University of Chicago

Series B-1, Rev., VRDO, 1.80%, 2/13/2020 (e)	5,500	5,517

Rev., VRDO, 1.87%, 2/13/2020 (e)	12,490	12,533

Illinois Finance Authority, Chicago International Charter School Project, Refunding and Improvement Rev., 3.00%, 12/1/2019	185	185

Illinois Finance Authority, Local Government Program, East Prairie School District Number 73 Project

Rev., 4.00%, 12/1/2019	200	201

Rev., 4.00%, 12/1/2020	230	237

Rev., 5.00%, 12/1/2021	250	269

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/11/2019 (e)	9,050	9,050

Illinois Finance Authority, Northwestern University Subseries 2008-B, Rev., VRDO, 1.26%, 9/11/2019 (e)	3,425	3,425

Illinois Finance Authority, The University of Chicago Rev., VRDO, 1.27%, 9/12/2019 (e)	20,028	20,028

Illinois Finance Authority, Wesleyan University Rev., 5.00%, 9/1/2022	560	612

Lake County School District No. 70 Libertyville Series 2019, Rev., 4.00%, 1/1/2023	300	326

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Peoria Public Building Commission, School District No. 150 Project Rev., 5.00%, 12/1/2019	300	303

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,818

Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates

Series A, Rev., AGM, 4.00%, 12/1/2019	370	372

Series A, Rev., AGM, 4.00%, 12/1/2020	385	398

Series A, Rev., AGM, 4.00%, 12/1/2021	400	424

		56,698

General Obligation — 2.2%

Adams County School District No. 172

GO, AGM, 4.00%, 2/1/2020	300	303

GO, AGM, 4.00%, 2/1/2021	300	310

Buffalo Grove Park District, Lake and Cook Counties GO, 2.00%, 12/30/2020	330	332

Champaign Coles Et Al Counties Community College District No. 505

Series 2018B, GO, 4.00%, 12/1/2019	2,490	2,506

Series 2018C, GO, 4.00%, 12/1/2019	430	433

Series 2018B, GO, 4.00%, 12/1/2020	1,250	1,290

Series 2018B, GO, 4.00%, 12/1/2021	2,500	2,643

Series 2018C, GO, 4.00%, 12/1/2021	465	492

Chicago Park District, Limited Tax

Series 2011B, GO, 4.00%, 1/1/2020	50	51

Series 2013B, GO, 5.00%, 1/1/2020	225	227

Series 2011B, GO, 4.00%, 1/1/2021	100	103

Series 2013B, GO, 5.00%, 1/1/2021	100	104

Chicago Park District, Unlimited Tax

Series 2011C, GO, 3.00%, 1/1/2020	100	100

Series 2011C, GO, 5.00%, 1/1/2022	175	188

Chicago Park District, Unlimited Tax, Special Recreation Activity

Series 2018E, GO, 5.00%, 11/15/2019	700	704

Series 2018E, GO, 5.00%, 11/15/2021	300	321

City of Calumet Series 2018, GO, 4.00%, 3/1/2020	150	152

City of Kankakee Series 2011A, GO, AGM, 4.30%, 1/1/2021	1,040	1,062

City of Rock Island

Series A, GO, AGM, 2.00%, 12/1/2019	130	130

Series B, GO, AGM, 2.00%, 12/1/2019	150	150

Series B, GO, AGM, 3.00%, 12/1/2020	200	204

Series A, GO, AGM, 3.00%, 12/1/2021	130	134

Series B, GO, AGM, 3.00%, 12/1/2021	200	206

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of Waukegan

Series A, GO, AGM, 3.00%, 12/30/2019	430	432

Series A, GO, AGM, 3.00%, 12/30/2020	590	602

Series A, GO, AGM, 4.00%, 12/30/2023	525	578

Clay Wayne and Marion Counties Community Unit School District No. 35

Series 2019, GO, AGM, 5.00%, 12/1/2019	135	136

Series 2019, GO, AGM, 5.00%, 12/1/2020	145	151

Series 2019, GO, AGM, 5.00%, 12/1/2021	205	221

Series 2019, GO, AGM, 5.00%, 12/1/2022	165	183

Series 2019, GO, AGM, 5.00%, 12/1/2023	175	199

Clinton and St. Clair Counties Community Unit School District No. 3, School Building GO, 5.00%, 12/1/2019	380	383

Cook County

Series 2018, GO, 5.00%, 11/15/2019	800	805

Series 2018, GO, 5.00%, 11/15/2020	900	937

Series 2018, GO, 5.00%, 11/15/2021	700	753

Series A, GO, 5.00%, 11/15/2021	355	382

Series C, GO, 5.00%, 11/15/2022	180	200

Cook County Community College District No. 508 GO, 5.25%, 12/1/2029	250	283

Cook County Community Consolidated School District No. 34 Glenview

GO, 4.00%, 12/1/2019	175	176

GO, 4.00%, 12/1/2020	100	103

GO, 4.00%, 12/1/2021	175	185

GO, 4.00%, 12/1/2022	150	163

GO, 4.00%, 12/1/2023	150	167

Cook County Community Unit School District No. 401 Elmwood Park Series 2013, GO, 4.00%, 12/1/2023	3,440	3,617

Cook County School District No. 148 Dolton

Series 2018A, GO, 5.00%, 12/1/2021	450	484

Series 2018A, GO, 5.00%, 12/1/2022	725	804

Cook County School District No. 63 East Maine

GO, 5.00%, 12/1/2019	2,305	2,326

GO, 5.00%, 12/1/2020	2,170	2,270

GO, 5.00%, 12/1/2021	1,845	1,996

GO, 5.00%, 12/1/2022	1,935	2,158

Cook County Township High School District No. 208 Riverside-Brookfield Series C, GO, 3.00%, 12/15/2019	690	693

Cook County, Community Consolidated School District No. 146 Tinley Park

GO, 3.00%, 12/1/2019	250	251

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 4.00%, 12/1/2020	200	207

GO, 4.00%, 12/1/2021	200	212

Cook County, Proviso Township High School District No. 209 GO, 5.00%, 12/1/2021	2,825	3,048

County of Will

Series 2019, GO, 5.00%, 11/15/2020	810	846

Series 2019, GO, 5.00%, 11/15/2021	270	292

Series 2019, GO, 5.00%, 11/15/2022	475	530

Series 2019, GO, 5.00%, 11/15/2023	525	603

DuPage County Community High School District No. 94

GO, 4.00%, 1/1/2020	300	303

GO, 4.00%, 1/1/2021	200	207

Flagg-Rochelle Community Park District

Series A, GO, AGM, 4.00%, 1/1/2021	100	103

Series A, GO, AGM, 4.00%, 1/1/2022	210	222

Series A, GO, AGM, 4.00%, 1/1/2023	220	237

Series A, GO, AGM, 4.00%, 1/1/2024	225	247

Grundy and Will Counties Community Unit School District No. 1 Coal City GO, 4.00%, 2/1/2020	1,595	1,612

Grundy County School District No. 54 Series 2011A, GO, AGM, 7.25%, 12/1/2021	710	798

Grundy Kendall and Will Counties Community High School District No. 111 GO, 4.00%, 1/1/2020	855	862

Jackson County Community Unit School District No. 186

GO, AGM, 4.00%, 12/1/2019	200	201

GO, AGM, 4.00%, 12/1/2020	265	273

Kendall Kane and Will Counties Community Unit School District No. 308

Series 2017B, GO, 4.00%, 10/1/2019	120	120

Series B, GO, 4.00%, 10/1/2020	225	231

Series B, GO, 4.00%, 10/1/2021	255	267

Series B, GO, 5.00%, 10/1/2022	1,375	1,515

La Grange Park District Series 2012B, GO, 5.00%, 12/1/2021	415	447

Lee & Ogle Counties School District No. 170 Dixon

Series 2019A, GO, AGM, 3.00%, 1/30/2020	50	50

Series 2019A, GO, AGM, 3.00%, 1/30/2021	50	51

Series 2019B, GO, AGM, 3.00%, 1/30/2021	120	123

Series 2019A, GO, AGM, 3.00%, 1/30/2022	160	165

Series 2019B, GO, AGM, 3.00%, 1/30/2022	245	253

Series 2019A, GO, AGM, 3.00%, 1/30/2023	170	178

Series 2019B, GO, AGM, 3.00%, 1/30/2023	255	266

Lincoln Land Community College District No. 526 GO, 5.00%, 12/15/2021	125	135

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Sangamon County Community Unit School District No. 5 Series B, GO, 5.00%, 1/1/2022	1,650	1,789

State of Illinois

Series D, GO, 5.00%, 11/1/2020	5,000	5,178

GO, 5.00%, 2/1/2024	3,370	3,735

Tazewell and Woodford Counties, Community Unit School District No. 701 Series 2017A, GO, 4.00%, 12/1/2019	260	261

Town of Cicero GO, 5.00%, 12/1/2019	550	555

Village of Antioch

GO, 2.00%, 12/1/2019	285	285

GO, 3.00%, 12/1/2020	290	296

Village of Bolingbrook

Series A, GO, AGM, 4.00%, 1/1/2020	100	101

Series A, GO, AGM, 4.00%, 1/1/2021	185	191

Village of Flossmoor

GO, 3.00%, 12/1/2019	425	427

GO, 3.00%, 12/1/2020	585	597

GO, 3.00%, 12/1/2021	605	626

Village of Franklin Park GO, 4.00%, 1/1/2021	500	516

Village of Gilberts Series 2011, GO, 4.00%, 12/1/2021	645	665

Village of Hoffman Estates

Series A, GO, 2.00%, 12/1/2019	110	110

GO, 5.00%, 12/1/2019	380	384

Series A, GO, 3.00%, 12/1/2020	110	112

GO, 5.00%, 12/1/2020	270	283

GO, 5.00%, 12/1/2021	210	227

Village of Oswego GO, 2.00%, 12/15/2019	100	100

Village of Palatine Series A, GO, 4.00%, 12/1/2019	1,250	1,258

Village of South Holland Series 2012, GO, 2.00%, 12/15/2019	1,005	1,006

Village of Sugar Grove, Kane County, Waterworks and Sewerage GO, 3.00%, 5/1/2020	390	394

Village of Villa Park

Series B, GO, 4.00%, 12/15/2020	125	129

Series B, GO, 4.00%, 12/15/2021	190	202

Series B, GO, 4.00%, 12/15/2022	200	217

Series B, GO, 4.00%, 12/15/2023	205	227

Village of Villa Park, Illinois Alternate Source

Series 2018C, GO, 3.00%, 12/15/2019	325	327

Series 2018C, GO, 3.00%, 12/15/2020	415	425

Series 2018C, GO, 4.00%, 12/15/2021	505	536

Village of Villa Park, Sales Tax Series A, GO, 4.00%, 12/15/2023	125	138

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Village of Woodridge

Series 2017, GO, 3.00%, 2/1/2020	270	272

Series 2017, GO, 3.00%, 2/1/2021	250	255

Washington County Community Unit School Dist No. 10 West Washington

GO, 4.00%, 1/15/2021 (c)	740	764

GO, 4.00%, 1/15/2022 (c)	575	608

GO, 4.00%, 1/15/2023 (c)	685	740

Whiteside and Lee Counties, Sterling Community Unit School District No. 5 GO, AGM, 4.00%, 12/1/2020	320	330

Whiteside County Community Unit School District No. 6 Morrison

Series A, GO, AGM, 4.00%, 12/1/2020	205	211

Series A, GO, AGM, 4.00%, 12/1/2021	745	781

Winnebago and Stephenson Counties School District No. 323, School Building

GO, 5.00%, 11/1/2019	100	101

GO, 5.00%, 11/1/2020	100	104

		73,850

Hospital — 0.9%

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (e)	250	252

Illinois Finance Authority, Little Company of Mary Hospital and Health Care Centers Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.32%, 9/12/2019 (e)	18,840	18,840

Illinois Finance Authority, The University of Chicago Medical Center Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.28%, 9/6/2019 (e)	12,320	12,320

		31,412

Other Revenue — 1.1%

City of Rochelle Series A, Rev., AGM, 3.00%, 6/30/2020	275	279

Illinois Finance Authority, Carle Foundation Series B, Rev., VRDO, LOC: Northern Trust Co., 1.25%, 9/12/2019 (e)	6,115	6,115

Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax, Capital Appreciation Series 1992A, Rev., NATL-RE, 0.00%, 6/15/2020	130	128

Peoria Public Building Commission

Series A, Rev., AGM, 3.00%, 12/1/2019	200	201

Series A, Rev., AGM, 3.00%, 12/1/2022	75	78

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series A, Rev., AGM, 4.00%, 12/1/2024	655	734

Sales Tax Securitization Corp. Series C, Rev., 5.00%, 1/1/2023	2,700	2,970

St Charles Public Library District

Series 2019, Rev., 3.00%, 11/1/2019	50	50

Series 2019, Rev., 3.00%, 11/1/2020	100	102

Series 2019, Rev., 3.00%, 11/1/2021	85	88

Series 2019, Rev., 4.00%, 11/1/2022	100	107

State of Illinois, Sales Tax, Junior Obligation

Series A, Rev., 5.00%, 6/15/2020	4,600	4,719

Series B, Rev., 5.00%, 6/15/2020	5,000	5,129

Rev., 5.00%, 6/15/2021	110	116

Series 2018B, Rev., 5.00%, 6/15/2021	5,000	5,278

Rev., 5.00%, 6/15/2023	990	1,094

Tender Option Bond Trust Receipts/Certificates

Series 2015-XF1045, Rev., VRDO, LIQ: Barclays Bank plc, 1.46%, 9/12/2019 (e) (g)	6,550	6,550

Series 2018, Rev., VRDO, LIQ: Barclays Bank plc, 1.48%, 9/12/2019 (e) (g)	4,500	4,500

		38,238

Prerefunded — 0.2%

Chicago O’Hare International Airport, Third Lien Series 2011C, Rev., 6.50%, 1/1/2021 (f)	5,000	5,359

Special Tax — 0.0% (b)

Village of Hampshire, Special Service Area No. 14, Lakewood Crossing Rev., 1.90%, 3/1/2020	200	201

Transportation — 0.0% (b)

Chicago Midway International Airport, Second Lien

Series 2014A, Rev., AMT, 5.00%, 1/1/2021	1,000	1,048

Series 2014B, Rev., 5.00%, 1/1/2023	150	168

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2016G, Rev., AMT, 5.00%, 1/1/2021	200	209

Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds Rev., 5.00%, 6/1/2021	270	286

		1,711

Water & Sewer — 0.0% (b)

City of Chicago, Wastewater Transmission Series 1998A, Rev., NATL-RE, 0.00%, 1/1/2020	40	40

Total Illinois		208,512

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — 3.7%

Education — 0.3%

Hammond Multi-School Building Corp., First Mortgage

Rev., 4.00%, 7/15/2020	615	628

Rev., 4.00%, 7/15/2021	670	701

Indiana Finance Authority, Butler University Project

Rev., 3.00%, 2/1/2020	300	302

Rev., 3.00%, 2/1/2021	140	143

Rev., 3.00%, 2/1/2022	210	219

Rev., 3.00%, 2/1/2023	225	238

Indiana Finance Authority, Educational Facilities, Valparaiso University Rev., 4.00%, 10/1/2019	255	256

Indiana Finance Authority, Marian University Project

Series A, Rev., 5.00%, 9/15/2020 (c)	50	52

Series A, Rev., 5.00%, 9/15/2021 (c)	60	64

Series A, Rev., 5.00%, 9/15/2022 (c)	50	55

Series A, Rev., 5.00%, 9/15/2023 (c)	75	84

Series A, Rev., 5.00%, 9/15/2024 (c)	155	179

North Putnam Middle School Building Corp., Property Tax, First Mortgage

Series 2019, Rev., 3.00%, 1/15/2021	170	174

Series 2019, Rev., 3.00%, 7/15/2021	190	196

Series 2019, Rev., 3.00%, 1/15/2022	250	260

Series 2019, Rev., 3.00%, 7/15/2022	150	158

Purdue University, Student Facilities System Series 2007C, Rev., VRDO, 1.22%, 9/11/2019 (e)	6,575	6,575

South Madison Elementary School Building Corp., Indiana Ad Valorem Property Tax

Rev., 4.00%, 7/15/2020	70	71

Rev., 4.00%, 1/15/2021	100	104

Rev., 4.00%, 7/15/2021	80	84

Southmont School Building Corp., Ad Valorem Property Tax

Rev., 4.00%, 1/15/2020	550	556

Rev., 4.00%, 7/15/2020	190	194

		11,293

Hospital — 2.3%

Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (e)	2,700	2,782

Indiana Finance Authority, Health Obligation

Series L, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.55%), 1.83%, 9/12/2019 (d)	10,000	10,003

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Series B, Rev., 2.25%, 7/1/2025 (e)	5,000	5,283

Indiana Finance Authority, Parkview Health System Obligated Group Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.27%, 9/6/2019 (e)	28,300	28,300

Indiana Finance Authority, University Health Obligated Group Series E, Rev., VRDO, LOC: Bank of America NA, 1.27%, 9/11/2019 (e)	1,055	1,055

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Rev., VRDO, 1.37%, 5/1/2020 (e)	4,100	4,102

Series 2001 A-2, Rev., 2.00%, 2/1/2023 (e)	25,000	25,466

		76,991

Other Revenue — 0.2%

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.27%, 9/12/2019 (e)	6,995	6,995

Prerefunded — 0.0% (b)

Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., VRDO, 1.37%, 5/1/2020 (e) (f)	95	95

Utility — 0.9%

City of Rockport, AEP Generating Company Project

Series A, Rev., VRDO, 1.35%, 9/1/2022 (e)	2,000	1,998

Series B, Rev., VRDO, 1.35%, 9/1/2022 (e)	2,250	2,247

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	6,500	7,000

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.34%, 9/11/2019 (e)	20,000	20,000

		31,245

Water & Sewer — 0.0% (b)

City of Martinsville, Waterworks

Rev., AGM, 2.00%, 1/1/2020	305	306

Rev., AGM, 2.00%, 7/1/2020	310	312

		618

Total Indiana		127,237

Iowa — 0.6%

Certificate of Participation/Lease — 0.0% (b)

City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	331

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

City of Iowa Falls

GO, 3.00%, 6/1/2020	120	122

GO, 3.00%, 6/1/2023	230	243

City of Sac City

GO, 5.00%, 6/1/2020	150	154

GO, 5.00%, 6/1/2021	160	170

Waukee Community School District GO, 5.00%, 6/1/2020	45	46

		735

Hospital — 0.6%

Iowa Finance Authority, Health Systems Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.58%), 1.86%, 9/12/2019 (d) (g)	19,950	19,940

Other Revenue — 0.0% (b)

City of Coralville, Annual Appropriation Series 2018D, Rev., 3.00%, 5/1/2020	300	300

State of Iowa, Ijobs Program Series A, Rev., 5.00%, 6/1/2021	400	427

		727

Total Iowa		21,733

Kansas — 0.1%

Certificate of Participation/Lease — 0.1%

Johnson County Park & Recreation District

Series 2019B, COP, 3.00%, 9/1/2020	340	346

Series 2019A, COP, 5.00%, 9/1/2020	200	207

Series 2019B, COP, 3.00%, 9/1/2021	255	264

Series 2019A, COP, 5.00%, 9/1/2021	240	258

Series 2019B, COP, 3.00%, 9/1/2022	200	210

Series 2019A, COP, 5.00%, 9/1/2022	250	277

Series 2019B, COP, 3.00%, 9/1/2023	200	213

Series 2019A, COP, 5.00%, 9/1/2023	125	143

		1,918

General Obligation — 0.0% (b)

Sedgwick County Unified School District No. 267 Renwick

Series 2019A, GO, 3.00%, 11/1/2022	100	106

Series 2019A, GO, 3.00%, 11/1/2023	100	107

Wyandotte County Unified School District No. 202 Turner

Series 2019A, GO, AGM, 2.00%, 9/1/2021	200	203

Series 2019A, GO, AGM, 3.00%, 9/1/2022	125	132

Series 2019A, GO, AGM, 3.00%, 9/1/2023	400	427

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Series 2019A, GO, AGM, 3.00%, 9/1/2024	400	433

		1,408

Hospital — 0.0% (b)

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc. Series A, Rev., 5.00%, 5/15/2020	440	448

Other Revenue — 0.0% (b)

County of Shawnee, Public Building Commission, Expocentre Project Rev., 4.00%, 9/1/2019	575	575

Total Kansas		4,349

Kentucky — 1.6%

Education — 0.0% (b)

City of Berea Education Facilities, Berea College Project Series 2002A, Rev., VRDO, 1.05%, 9/6/2019 (e)	1,050	1,050

General Obligation — 0.0% (b)

Lexington-Fayette Urban County Government, Various Purpose Series 2014A, GO, 5.00%, 9/1/2020	20	21

Housing — 0.2%

Kentucky Housing Corp., Henry Greene Apartments Project Rev., 2.00%, 9/1/2020 (e)	7,200	7,267

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Kentucky Economic Development Finance Authority, Hospital Facilities, Saint Elizabeth Medical Center, Inc. Series B, Rev., VRDO, LOC: TD Bank NA, 1.25%, 9/11/2019 (e)	11,375	11,375

Louisville/Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series 2003A, Rev., 1.85%, 4/1/2021 (e)	10,000	10,101

		21,476

Other Revenue — 0.2%

Kentucky Rural Water Finance Corp., Construction Series E-2018-1, Rev., 2.25%, 3/1/2020	5,100	5,104

Kentucky State Property and Buildings Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	99

Kentucky State Property and Buildings Commission, Project No. 99 Series A, Rev., 5.00%, 11/1/2021	1,540	1,605

		6,808

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	87

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.0% (b)

Franklin County Public Properties Corp., Justice Center Project Series A, Rev., 4.50%, 4/1/2021 (f)	40	42

Transportation — 0.0% (b)

Louisville Regional Airport Authority, Airport System Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,098

Utility — 0.5%

Kentucky Public Energy Authority, Gas Supply

Series 2018A, Rev., 4.00%, 4/1/2020	780	791

Series 2018A, Rev., 4.00%, 4/1/2021	775	805

Series A, Rev., 4.00%, 4/1/2022	1,210	1,284

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (e)	2,750	2,803

Paducah Electric Plant Board

Rev., 5.00%, 10/1/2020 (c)	2,250	2,336

Rev., 5.00%, 10/1/2021 (c)	2,300	2,469

Rev., 5.00%, 10/1/2022 (c)	2,000	2,213

Rev., 5.00%, 10/1/2023 (c)	2,000	2,279

		14,980

Water & Sewer — 0.1%

Louisville/Jefferson County Metro Government, Water System Rev., 5.00%, 11/15/2019	2,440	2,459

Total Kentucky		55,201

Louisiana — 1.9%

General Obligation — 0.4%

Calcasieu Parish School District No. 23

GO, 5.00%, 9/1/2023 (c)	180	206

GO, 5.00%, 9/1/2024 (c)	250	294

Calcasieu Parish School District No. 31 GO, 3.00%, 3/1/2020	370	373

Calcasieu Parish School District No. 34 GO, 3.00%, 1/15/2022	520	542

City of Shreveport, Water and Sewer GO, 5.00%, 9/1/2021	145	155

Iberia Parishwide School District GO, 2.00%, 3/1/2021	150	152

St. Martin Parish School Board GO, 3.00%, 3/1/2021	335	345

St. Tammany Parish Wide School District No. 12 GO, 2.00%, 3/1/2020	200	201

State of Louisiana Series 2013-C, GO, 5.00%, 7/15/2021	10,105	10,824

		13,092

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.2%

Louisiana Public Facilities Authority, Christus Health Series 2018D, Rev., 5.00%, 7/1/2020	700	721

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.65%), 1.93%, 9/12/2019 (d)	40,000	40,189

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Rev., 4.00%, 5/15/2020	195	199

Rev., 5.00%, 5/15/2020	325	333

		41,442

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Series B, Rev., VRDO, 1.26%, 9/6/2019 (e)	150	150

Other Revenue — 0.3%

City of Youngsville LA

Rev., 3.00%, 12/1/2019	255	256

Rev., 3.00%, 12/1/2020	250	256

Rev., 3.00%, 12/1/2021	255	265

Louisiana Local Government Environmental Facilities and Community Development Authority, Delta Campus Facilities Project Rev., 5.00%, 10/1/2019	1,715	1,720

Louisiana Local Government Environmental Facilities and Community Development Authority, East Ascension Consolidated Gravity Drainage District No. 1 Project Series 2015, Rev., 5.00%, 12/1/2025	715	871

Louisiana Local Government Environmental Facilities and Community Development Authority, Lake Charles Public Improvement Projects Rev., 4.00%, 5/1/2020	200	203

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	1,500	1,617

Louisiana Office Facilities Corp., Lease, Capitol Complex Program Series A, Rev., 5.00%, 5/1/2020	4,290	4,397

		9,585

Transportation — 0.0% (b)

New Orleans Aviation Board, General Airport, North Terminal Project Series A, Rev., 5.00%, 1/1/2020	135	136

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

City of Shreveport, Water and Sewer, Junior Lien

Series 2019B, Rev., AGM, 4.00%, 12/1/2023	310	345

Series 2019B, Rev., AGM, 5.00%, 12/1/2024	225	267

		612

Total Louisiana		65,017

Maryland — 0.8%

Hospital — 0.7%

County of Montgomery, CHE Trinity Health Credit Group Series MD, Rev., VRDO, 1.22%, 12/2/2019 (e)	24,500	24,500

Other Revenue — 0.1%

City of Rockville, Ingleside at King Farm Project

Series 2017A-2, Rev., 4.00%, 11/1/2019	100	100

Series 2017A-1, Rev., 5.00%, 11/1/2019	150	151

Maryland Stadium Authority, Construction and Revitalization Program

Series 2018A, Rev., 5.00%, 5/1/2020	800	820

Series 2018A, Rev., 5.00%, 5/1/2021	1,215	1,291

		2,362

Total Maryland		26,862

Massachusetts — 4.3%

Education — 0.1%

Massachusetts Development Finance Agency, Suffolk University

Rev., 4.00%, 7/1/2020	250	256

Rev., 5.00%, 7/1/2021	500	532

Rev., 5.00%, 7/1/2022	390	428

Rev., 5.00%, 7/1/2024	350	406

Massachusetts Development Finance Agency, Western New England University

Rev., 5.00%, 9/1/2020	300	310

Rev., 5.00%, 9/1/2021	265	283

University of Massachusetts Building Authority Series A, Rev., VRDO, 1.23%, 9/11/2019 (e)	1,825	1,825

		4,040

General Obligation — 1.2%

Commonwealth of Massachusetts

Series D, GO, AMBAC, 5.50%, 10/1/2019	325	326

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.06%, 11/1/2019 (d)	30,000	29,805

Commonwealth of Massachusetts, Consolidated Loan of 2014 Subseries D-2, GO, 1.70%, 8/1/2022 (e)	5,500	5,597

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Masconomet Regional School District GO, 5.00%, 5/1/2020	20	20

Town of Bridgewater GO, BAN, 2.25%, 6/26/2020	3,500	3,526

Town of Medway GO, 4.00%, 10/15/2019	20	20

		39,294

Hospital — 0.5%

Massachusetts Development Finance Agency, Partners Healthcare System

Series M-1, Rev., VRDO, LOC: U.S. Bank NA, 1.25%, 9/6/2019 (e)	4,195	4,195

Series 2017S-5, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.42%), 1.70%, 9/12/2019 (d)	10,000	10,026

Series 2017S, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.50%), 1.78%, 9/12/2019 (d)	1,500	1,498

		15,719

Housing — 0.0% (b)

Massachusetts Housing Finance Agency, Construction Loan Series 2017A, Rev., 1.85%, 6/1/2020	1,630	1,630

Other Revenue — 0.0% (b)

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Series 20, Rev., 3.00%, 10/1/2019 (g)	620	621

Prerefunded — 0.1%

Commonwealth of Massachusetts, Consolidated Loan of 2011 Series 2011A, GO, 5.00%, 4/1/2021 (f)	20	21

Massachusetts Clean Water Trust (The), Revolving Funds Subseries 16B, Rev., 5.00%, 8/1/2020 (f)	4,720	4,890

		4,911

Transportation — 2.1%

Massachusetts Bay Transportation Authority, Sales Tax Series A-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.24%, 9/11/2019 (e)	30,785	30,785

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2020	2,295	2,365

Series 2019-A, Rev., AMT, 5.00%, 7/1/2021	3,000	3,202

Series 2019-A, Rev., AMT, 5.00%, 7/1/2022	2,500	2,759

Massachusetts Transportation Trust Fund Metropolitan Highway System, Commonwealth Contract Assistance Secured Series A, Rev., 5.00%, 1/1/2023 (e)	10,000	11,272

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	89

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Merrimack Valley Regional Transit Authority Rev., 2.25%, 6/26/2020	8,400	8,464

Pioneer Valley Transit Authority Rev., 2.00%, 7/16/2020	13,000	13,070

		71,917

Water & Sewer — 0.3%

Massachusetts Clean Water Trust (The), Revolving Funds Series 15A, Rev., 5.00%, 8/1/2020	200	207

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.26%, 9/11/2019 (e)	8,535	8,535

		8,742

Total Massachusetts		146,874

Michigan — 3.4%

Education — 0.8%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (e)	25,000	28,184

General Obligation — 0.7%

City of Garden, Capital Improvement

GO, 4.00%, 10/1/2019	790	791

GO, 4.00%, 10/1/2020	795	816

City of Marquette, Capital Improvement

GO, 4.00%, 5/1/2020	75	76

GO, 4.00%, 5/1/2021	150	157

City of Marquette, Limited Tax

GO, 3.00%, 5/1/2020	85	86

GO, 3.00%, 5/1/2021	125	129

City of Romulus, Capital Improvement Series B, GO, 3.00%, 11/1/2019	140	140

Grand Rapids Public Schools

Series 2019, GO, AGM, 5.00%, 11/1/2019	1,305	1,313

Series 2019, GO, AGM, 5.00%, 11/1/2020	2,075	2,166

Series 2019, GO, AGM, 5.00%, 11/1/2021	2,225	2,404

Series 2019, GO, AGM, 5.00%, 11/1/2023	1,700	1,959

Grosse Pointe Public School System

GO, 4.00%, 5/1/2020	500	510

GO, 4.00%, 5/1/2021	240	251

Kalamazoo Public Schools, School Building and Site

GO, 4.00%, 5/1/2020	1,820	1,854

GO, 4.00%, 5/1/2021	775	811

Kelloggsville Public Schools, School Building and Site

GO, AGM, 4.00%, 5/1/2021	360	377

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, AGM, 4.00%, 5/1/2022	380	408

Leland Public School District

GO, AGM, 4.00%, 5/1/2022	510	548

GO, AGM, 4.00%, 5/1/2023	785	864

Marshall Public Schools Series 2016, GO, Q-SBLF, 4.00%, 5/1/2020	850	866

Waterford School District GO, 3.00%, 9/25/2019	5,000	5,006

Wayne-Westland Community Schools, Building and Site

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2019	750	753

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2020	190	193

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2020	875	903

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2021	200	209

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2021	785	831

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2022	160	171

Series 2019, GO, Q-SBLF, 5.00%, 11/1/2022	290	324

		24,916

Hospital — 0.8%

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 9/11/2019 (c) (e)	4,165	4,422

Michigan Finance Authority, CHE Trinity Health Credit Group Series MI-1, Rev., VRDO, 1.22%, 12/2/2019 (e)	15,000	15,000

Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Series 2010B, Rev., 5.00%, 11/15/2025	5,170	5,209

Michigan State Hospital Finance Authority, Ascension Health Subordinate Credit Group Series A, Subseries 2016A-1, Rev., VRDO, 1.37%, 5/1/2020 (e)	2,410	2,410

		27,041

Housing — 0.3%

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.33%, 9/11/2019 (e)	11,125	11,125

Other Revenue — 0.7%

Detroit Downtown Development Authority, Tax Increment

Series B, Rev., AGM, 5.00%, 7/1/2020	1,200	1,235

Series 2018A, Rev., AGM, 5.00%, 7/1/2021	500	531

Michigan Finance Authority Series A-1, Rev., 4.00%, 8/20/2020	10,000	10,253

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 4.00%, 11/15/2020	200	205

Rev., 4.00%, 11/15/2021	180	188

Rev., 4.00%, 11/15/2022	180	192

Rev., 4.00%, 11/15/2023	190	205

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0717, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 1.48%, 9/12/2019 (e) (g)	9,410	9,410

		22,219

Transportation — 0.1%

Gerald R Ford International Airport Authority, Limited Tax Rev., 5.00%, 1/1/2021	815	857

Wayne County Airport Authority, Junior Lien

Series 2017B, Rev., AMT, 5.00%, 12/1/2019	550	555

Series B, Rev., AMT, 5.00%, 12/1/2020	550	574

		1,986

Total Michigan		115,471

Minnesota — 0.7%

Certificate of Participation/Lease — 0.0% (b)

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2020	180	182

Series 2019C, COP, 5.00%, 2/1/2020	150	152

Series 2019B, COP, 5.00%, 2/1/2021	145	152

Series 2019B, COP, 5.00%, 2/1/2022	160	173

Series 2019C, COP, 5.00%, 2/1/2022	135	146

Series 2019B, COP, 5.00%, 2/1/2023	185	206

St. Paul Independent School District No. 625 Series B, COP, 5.00%, 2/1/2021	930	980

		1,991

Education — 0.1%

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 2.00%, 12/1/2019	150	150

Rev., 3.00%, 12/1/2020	75	76

Rev., 3.00%, 12/1/2021	75	77

Rev., 3.00%, 12/1/2022	100	105

Rev., 3.00%, 12/1/2023	100	106

Minnesota Higher Education Facilities Authority, Trustees of the Hamline University

Series 2017B, Rev., 4.00%, 10/1/2019	750	751

Series 2017B, Rev., 4.00%, 10/1/2020	780	795

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

University of Minnesota Series A, Rev., 5.00%, 4/1/2022	2,715	2,990

		5,050

General Obligation — 0.1%

City of Glencoe

Series 2018-A, GO, 3.00%, 8/1/2020	75	76

Series 2018-A, GO, 3.00%, 8/1/2021	80	83

State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	1,765	1,896

		2,055

Hospital — 0.4%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.27%, 9/6/2019 (e)	12,250	12,250

Housing — 0.1%

City of St. Paul Park, Senior Housing and Health Care, Presbyterian Homes Bloomington Project Rev., 3.00%, 9/1/2019	795	795

City of Wayzata, Folkestone Senior Living Community

Rev., 3.00%, 8/1/2022	200	203

Rev., 3.00%, 8/1/2023	100	101

Rev., 3.00%, 8/1/2024	100	101

Duluth Housing and Redevelopment Authority, Public Schools Academy Project

Series 2018-A, Rev., 3.38%, 11/1/2021	330	337

Series 2018-A, Rev., 3.63%, 11/1/2022	345	357

Series 2018-A, Rev., 3.88%, 11/1/2023	325	343

Housing and Redevelopment Authority of The City of St Paul Minnesota, Parking Enterprise Series A, Rev., 3.00%, 8/1/2020	515	524

		2,761

Other Revenue — 0.0% (b)

State of Minnesota, General Fund Appropriation Series B, Rev., 5.00%, 3/1/2020	400	408

Total Minnesota		24,515

Mississippi — 0.5%

General Obligation — 0.2%

City of Tupelo

Series 2019, GO, 4.00%, 12/1/2019	170	171

Series 2019, GO, 4.00%, 12/1/2020	360	373

Series 2019, GO, 4.00%, 12/1/2021	125	133

Series 2019, GO, 4.00%, 12/1/2022	245	267

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	91

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2019, GO, 4.00%, 12/1/2023	315	351

State of Mississippi Series F, GO, 5.00%, 11/1/2020	4,000	4,182

		5,477

Hospital — 0.1%

Mississippi Hospital Equipment & Facilities Authority Series B2, Rev., VRDO, 1.80%, 12/2/2019 (e)	2,700	2,701

Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project

Series B, Rev., 5.00%, 1/1/2021 (c)	270	282

Series B, Rev., 5.00%, 1/1/2022 (c)	320	345

Series B, Rev., 5.00%, 1/1/2023 (c)	370	411

Series B, Rev., 5.00%, 1/1/2024 (c)	370	423

		4,162

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series E, Rev., VRDO, 1.29%, 9/11/2019 (e)	6,200	6,200

Other Revenue — 0.0% (b)

Mississippi Development Bank, Rankin County Project Rev., 3.00%, 3/1/2022	100	105

Mississippi Development Bank, Special Obligation, Biloxi project

Rev., 3.00%, 3/1/2020	125	126

Rev., 3.00%, 3/1/2021	130	133

Rev., 3.00%, 3/1/2022	175	182

State of Mississippi Series E, Rev., 5.00%, 10/15/2020	100	104

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2021	700	757

		1,407

Prerefunded — 0.0% (b)

State of Mississippi, Capital Improvements Project Series 2011A, GO, 5.00%, 10/1/2021 (f)	25	27

Total Mississippi		17,273

Missouri — 0.9%

Certificate of Participation/Lease — 0.0% (b)

Belton School District No. 124 Series 2019, COP, AGM, 4.00%, 1/15/2022	100	106

Blue Eye R-V School District COP, 4.00%, 4/1/2021	75	78

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificate of Participation/Lease — continued

City of Arnold COP, 3.00%, 12/15/2019	120	120

City of Waynesville Series C, COP, 2.00%, 4/15/2020	250	251

County of Stone

COP, 3.00%, 12/1/2019	100	100

COP, 3.00%, 12/1/2020	145	148

Village of Country Club

COP, AGM, 3.00%, 4/1/2020	100	101

COP, AGM, 3.00%, 4/1/2021	165	169

		1,073

Education — 0.3%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2019B, Rev., 2.88%, 2/1/2022	3,270	3,288

Health and Educational Facilities Authority of the State of Missouri, Saint Louis University Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/6/2019 (e)	8,150	8,150

Missouri Western State University, Auxiliary System Rev., 2.80%, 10/1/2022	50	50

		11,488

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Cape Girardeau County IDA, South Eastern Health Series 2017A, Rev., 5.00%, 3/1/2020	320	325

Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	300	311

		636

Other Revenue — 0.5%

City of Kansas City, Roe Bartle Convention Center Series F, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.30%, 9/11/2019 (e)	4,490	4,490

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,473

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/12/2019 (e) (g)	8,200	8,200

		17,163

Transportation — 0.1%

St. Louis Lambert International Airport Series B, Rev., AMT, AGM, 5.00%, 7/1/2021	1,305	1,393

Total Missouri		31,753

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Montana — 0.1%

Education — 0.1%

Montana State Board of Regents, Montana State University Series F, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.45%), 1.73%, 9/12/2019 (d)	3,325	3,338

Nebraska — 0.1%

General Obligation — 0.1%

Papio-Missouri River Natural Resource District

GO, 4.00%, 12/15/2019	720	726

GO, 4.00%, 12/15/2020	405	420

		1,146

Other Revenue — 0.0% (b)

Upper Republican Natural Resource District, Limited Obligation, Occupation Tax Supported, River Flow Enhancement Series 2017B, Rev., AGM, 3.00%, 12/15/2020	250	256

Special Tax — 0.0% (b)

City of Omaha

Series A, Rev., 2.20%, 1/15/2021	125	127

Series A, Rev., 5.00%, 1/15/2022	125	136

		263

Total Nebraska		1,665

Nevada — 1.1%

General Obligation — 0.1%

Clark County School District

Series 2014A, GO, 5.00%, 6/15/2020	50	52

Series C, GO, 5.00%, 6/15/2023	2,000	2,274

		2,326

Hospital — 0.0% (b)

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2019	325	325

Rev., 5.00%, 9/1/2020	250	259

Rev., 5.00%, 9/1/2027	610	755

		1,339

Industrial Development Revenue/Pollution Control Revenue — 0.1%

County of Humboldt, Sierra Pacific Power Company Project Series 2016B, Rev., 1.85%, 4/15/2022 (e)	4,550	4,612

Other Revenue — 0.0% (b)

City of Henderson Nevada Local Improvement District No. T-17 Rev., 2.00%, 9/1/2019	190	190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.6%

Clark County, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	18,500	19,815

Utility — 0.1%

Clark County, Nevada Power Co. Projects Rev., VRDO, 1.60%, 5/21/2020 (e)	3,000	3,002

Water & Sewer — 0.2%

County of Washoe, Sierra Pacific Power Company Project Series 2016G, Rev., 1.85%, 4/15/2022 (e)	5,000	5,068

Total Nevada		36,352

New Hampshire — 0.8%

Education — 0.2%

New Hampshire Health and Education Facilities Authority Act, Dartmouth College Rev., VRDO, LIQ: U.S. Bank NA, 1.21%, 9/11/2019 (e)	7,310	7,310

Hospital — 0.6%

New Hampshire Health and Education Facilities Authority Act, University System Series B-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.25%, 9/6/2019 (e)	19,410	19,410

Total New Hampshire		26,720

New Jersey — 10.7%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction

Series 2017DDD, Rev., 5.00%, 6/15/2020	500	514

Series PP, Rev., 5.00%, 6/15/2020	200	206

Series XX, Rev., 5.00%, 6/15/2021	5,000	5,317

New Jersey Educational Facilities Authority Series C, Rev., 5.00%, 7/1/2021	150	160

New Jersey Educational Facilities Authority, The William Paterson University Series 2012D, Rev., 5.00%, 7/1/2020	100	103

		6,300

General Obligation — 9.3%

Borough of Caldwell GO, BAN, 2.75%, 9/6/2019	6,422	6,423

Borough of Carlstadt GO, BAN, 2.00%, 6/26/2020	5,000	5,026

Borough of Carteret Series 2019, GO, BAN, 2.25%, 6/5/2020	5,999	6,053

Borough of East Rutherford

GO, AGM, 5.00%, 12/1/2019	145	146

GO, AGM, 5.00%, 12/1/2020	290	304

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	93

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Borough of Fanwood GO, 2.00%, 2/14/2020	3,000	3,009

Borough of Franklin NJ/Sussex County GO, BAN, 2.00%, 7/31/2020	2,193	2,204

Borough of Highlands Series 2018A, GO, BAN, 3.00%, 10/4/2019	4,056	4,061

Borough of Middlesex Series A, GO, BAN, 2.25%, 6/25/2020	5,282	5,328

Borough of Northvale GO, BAN, 3.50%, 11/8/2019	4,250	4,267

Borough of Ridgefield GO, BAN, 3.00%, 10/17/2019	3,271	3,278

Borough of Woodcliff Lake GO, BAN, 3.25%, 10/1/2019	6,770	6,781

Borough of Wood-Ridge GO, BAN, 3.50%, 9/13/2019	9,507	9,513

City of Atlantic, Tax Appeal

Series 2017A, GO, 5.00%, 3/1/2020	650	661

Series 2017B, GO, AGM, 5.00%, 3/1/2020	200	204

City of Bridgeton GO, BAN, 2.00%, 8/21/2020	9,397	9,439

City of Englewood GO, 2.00%, 3/27/2020	5,130	5,157

City of Linwood, Bemporary Nobas GO, BAN, 2.00%, 7/21/2020	4,935	4,963

City of Newark GO, 3.50%, 10/9/2019	9,907	9,930

City of Newark, New Jersey School Promissory Notes GO, 2.50%, 7/29/2020	30,582	30,861

City of Orange Township GO, 3.00%, 12/5/2019	3,890	3,908

City of Somers Point GO, BAN, 3.00%, 12/3/2019	6,755	6,788

City of Union, County of Hudson Series 2017, GO, 4.00%, 11/1/2019	1,000	1,004

City of Wildwood GO, BAN, 3.50%, 10/18/2019	11,312	11,346

East Brunswick Township Board of Education, School Energy Savings

GO, 5.00%, 8/1/2020	65	67

GO, 5.00%, 8/1/2021	55	59

GO, 5.00%, 8/1/2022	110	122

Mullica Township School District GO, 2.00%, 9/15/2019	105	105

Penns Grove-Carneys Point Regional School District GO, 2.50%, 7/10/2020	7,158	7,222

Township of Clark GO, BAN, 3.00%, 10/4/2019	1,650	1,652

Township of Florence Series 2019A, GO, BAN, 3.00%, 1/21/2020	5,315	5,333

Township of Franklin GO, BAN, 2.00%, 7/17/2020	3,158	3,175

Township of Galloway GO, BAN, 2.00%, 8/13/2020	6,920	6,962

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Township of Logan GO, BAN, 3.50%, 10/22/2019	2,552	2,560

Township of Middle GO, 4.00%, 11/1/2019	15	15

Township of Pemberton Series 2019, GO, BAN, 2.25%, 6/9/2020	6,230	6,278

Township of Riverside Series A, GO, BAN, 3.50%, 11/5/2019	3,268	3,278

Township of Springfield GO, BAN, 2.00%, 7/30/2020	11,000	11,067

Township of Upper GO, BAN, 3.25%, 1/24/2020	4,510	4,546

Township of West Orange GO, BAN, 2.00%, 7/24/2020	6,692	6,740

Township of Westampton Series B, GO, BAN, 2.00%, 6/4/2020	2,205	2,214

Township of Willingboro Series 2019, GO, BAN, 2.75%, 4/24/2020	4,973	5,018

Township of Woodbridge GO, BAN, 1.50%, 10/16/2019	110,000	110,052

		317,119

Hospital — 0.0% (b)

New Jersey Health Care Facilities Financing Authority, Holy Name Medical Center Series 2010, Rev., 4.50%, 7/1/2020	375	384

Housing — 0.4%

New Jersey Housing & Mortgage Finance Agency, Oceanport Gardens Series C, Rev., VRDO, 1.58%, 6/1/2020 (e)	1,000	1,002

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Garden Spires Project Series 2018A, Rev., 2.02%, 8/1/2020 (e)	8,000	8,042

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (e)	4,500	4,552

		13,596

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Passaic County Utilities Authority, Solid Waste Disposal

Series 2018, Rev., 4.25%, 3/1/2020	180	183

Series 2018, Rev., 4.38%, 3/1/2021	255	266

		449

Other Revenue — 0.3%

Garden State Preservation Trust Series A, Rev., 5.00%, 11/1/2020	25	26

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Gloucester County Improvement Authority Series A, Rev., 5.00%, 11/1/2019	500	503

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0058, Rev., VRDO, LIQ: Barclays Bank plc, 1.40%, 9/12/2019 (e) (g)	5,000	5,000

The Cumberland County Improvement Authority, Vineland Public Safety Building Project Series 2017, Rev., 5.00%, 12/15/2021	340	368

Tobacco Settlement Financing Corp. Series A, Rev., 5.00%, 6/1/2020	3,000	3,082

		8,979

Transportation — 0.5%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2021	6,000	6,390

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2014BB-1, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 1.00%), 2.28%, 9/12/2019 (d)	700	701

New Jersey Transportation Trust Fund Authority, Transportation System Series B-4, Rev., 5.25%, 12/15/2019	225	227

New Jersey Turnpike Authority

Series C-1, Rev., (ICE LIBOR USD 1 Month + 0.34%), 1.80%, 10/1/2019 (d)	4,000	4,004

Series B, Rev., 5.00%, 1/1/2025	5,345	6,024

		17,346

Water & Sewer — 0.0% (b)

Logan Township Municipal Utilities Authority Rev., 4.00%, 5/1/2020	100	102

Total New Jersey		364,275

New Mexico — 0.3%

General Obligation — 0.1%

Albuquerque Municipal School District No. 12, Education Technology Notes GO, 5.00%, 8/1/2020	25	26

County of Sandoval

GO, 3.00%, 8/1/2020	330	335

GO, 5.00%, 8/1/2021	535	574

GO, 5.00%, 8/1/2022	560	622

University of New Mexico, Gallup Branch Community College District Series 2012, GO, 2.00%, 10/15/2022	1,500	1,501

		3,058

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.1%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group – La Vida Llena Expansion Project

Series C, Rev., 2.25%, 7/1/2023	1,525	1,522

Series C, Rev., 2.38%, 7/1/2024	1,525	1,525

		3,047

Water & Sewer — 0.1%

City of Rio Rancho NM Water and Wastewater System

Rev., 5.00%, 5/15/2020	825	847

Rev., 5.00%, 5/15/2021	720	765

Rev., 5.00%, 5/15/2022	1,250	1,374

		2,986

Total New Mexico		9,091

New York — 16.6%

Education — 0.1%

Hempstead Town Local Development Corp., Adelphi University Project

Series 2019, Rev., 4.00%, 2/1/2020	100	101

Series 2019, Rev., 4.00%, 2/1/2021	75	78

Series 2019, Rev., 4.00%, 2/1/2022	50	53

Series 2019, Rev., 4.00%, 2/1/2023	100	109

Series 2019, Rev., 4.00%, 2/1/2024	200	224

New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	1,053

New York State Dormitory Authority, St. John’s University Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.25%, 9/12/2019 (e)	1,175	1,175

		2,793

General Obligation — 10.5%

Batavia City School District GO, BAN, 2.00%, 6/16/2020	8,069	8,117

Beacon City School District GO, BAN, 2.50%, 6/19/2020	8,944	9,029

Brasher Falls Central School District GO, BAN, 2.00%, 7/15/2020	3,900	3,924

Chateaugay Central School District Series A, GO, BAN, 2.00%, 12/19/2019	4,235	4,244

City of Ithaca Series B, GO, BAN, 2.00%, 7/24/2020	2,310	2,332

City of Jamestown, Public Improvement

GO, 5.00%, 6/1/2020	450	463

GO, 5.00%, 6/1/2021	475	507

GO, 5.00%, 6/1/2022	500	553

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	95

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 5.00%, 6/1/2023	525	600

GO, 5.00%, 6/1/2024	545	641

City of New York, Fiscal Year 2019 Series D, Subseries D-4, GO, VRDO, LIQ: Barclays Bank plc, 1.25%, 9/6/2019 (e)	21,565	21,565

City of Ogdensburg Series 2019, GO, BAN, 3.00%, 4/24/2020	1,500	1,512

City of Troy Series B, GO, BAN, 2.00%, 7/31/2020	8,272	8,327

City of Yonkers

Series 2019A, GO, BAN, 2.25%, 12/17/2019	22,600	22,676

Series 2019A, GO, BAN, 3.00%, 12/17/2019	10,000	10,055

Clifton-Fine Central School District GO, BAN, 1.75%, 7/15/2020	3,980	3,995

County of Clinton Series B, GO, BAN, 2.00%, 7/30/2020	7,389	7,434

County of Orange, Public Improvement GO, 5.00%, 2/1/2023	2,295	2,607

County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2021	300	321

County of Westchester Series B, GO, TAN, 3.00%, 10/16/2019	38,000	38,094

Fallsburg Central School District GO, BAN, 2.00%, 6/26/2020	9,000	9,051

Fort Ann Central School District GO, BAN, 2.25%, 6/26/2020	3,355	3,380

General Brown Central School District GO, BAN, 2.25%, 6/26/2020	5,500	5,542

Geneva City School District GO, 2.25%, 6/24/2020	6,000	6,050

Germantown Central School District GO, BAN, 2.25%, 6/26/2020	8,890	8,958

Gorham-Middlesex Central School District GO, BAN, 2.25%, 6/25/2020	9,500	9,573

Gouverneur Central School District GO, BAN, 2.00%, 6/26/2020	6,500	6,536

Grand Island Central School District GO, BAN, 2.00%, 8/13/2020	5,300	5,337

Hartford Central School District GO, BAN, 2.00%, 6/18/2020	3,760	3,781

Hempstead Union Free School District GO, 2.50%, 6/25/2020	6,750	6,807

Hinsdale Central School District GO, BAN, 2.25%, 6/26/2020	4,570	4,605

Johnson City Central School District GO, BAN, 2.00%, 8/7/2020	2,292	2,307

Lansing Central School District GO, BAN, 2.00%, 6/30/2020	3,150	3,168

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Lewiston-Porter Central School District Series A, GO, BAN, 2.50%, 6/17/2020	3,750	3,785

Lynbrook Union Free School District GO, BAN, 2.00%, 6/26/2020	7,000	7,039

Menands Union Free School District GO, BAN, 2.25%, 6/26/2020	7,200	7,255

Montgomery County GO, BAN, 3.00%, 10/11/2019	2,510	2,515

Morrisville-Eaton Central School District GO, BAN, 2.00%, 6/26/2020	5,372	5,403

Mount Vernon City School District

GO, 5.00%, 12/1/2021	885	961

GO, 5.00%, 12/1/2022	1,965	2,204

Peru Central School District GO, BAN, 2.00%, 6/26/2020	5,500	5,531

Poland Central School District GO, BAN, 2.25%, 6/26/2020	11,741	11,847

Rocky Point Union Free School District GO, 2.00%, 6/25/2020	4,500	4,524

Romulus Central School District GO, BAN, 2.00%, 6/26/2020	7,700	7,743

Salamanca City School District GO, BAN, 1.75%, 6/26/2020	8,600	8,631

Sharon Springs Central School District GO, BAN, 2.00%, 6/26/2020	3,540	3,560

Shenendehowa Central School District GO, BAN, 1.95%, 6/26/2020	6,000	6,032

Sherburne Earlville Central School District GO, BAN, 2.00%, 6/26/2020	10,095	10,151

Southwestern Central School District Series B, GO, BAN, 2.00%, 7/22/2020	8,464	8,531

St Regis Falls Central School District GO, BAN, 2.00%, 7/8/2020	4,751	4,779

Stillwater Central School District GO, BAN, 2.00%, 6/26/2020	6,100	6,134

Tioga Central School District GO, BAN, 2.00%, 8/14/2020	5,150	5,184

Town of East Fishkill Series A, GO, BAN, 3.50%, 12/17/2019	3,426	3,447

Town of LaGrange Series B, GO, BAN, 2.50%, 6/12/2020	3,780	3,820

Town of Victor GO, BAN, 2.00%, 7/30/2020	5,000	5,030

Village of Clayton Series 2018-B, GO, BAN, 3.00%, 10/23/2019	5,000	5,013

Village of Johnson City GO, BAN, 4.00%, 10/3/2019	2,600	2,606

Wheatland Chili Central School District GO, BAN, 2.25%, 6/24/2020	4,940	4,977

		358,793

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.1%

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project

Series 2017A, Rev., 2.00%, 11/1/2019	550	550

Series A, Rev., 3.00%, 11/1/2020	575	584

New York State Dormitory Authority, Mount Sinai Hospital Series 2010A, Rev., 5.00%, 7/1/2020	45	47

		1,181

Other Revenue — 2.5%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.25%, 9/6/2019 (e)	38,320	38,320

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.25%, 9/12/2019 (e)	14,155	14,155

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Rev., VRDO, LIQ: Barclays Bank plc, 1.25%, 9/6/2019 (e)	21,790	21,790

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.28%, 9/11/2019 (e)	3,265	3,265

New York State Dormitory Authority, North Shore, Long Island Jewish Obligated Group Series 2015A, Rev., 4.00%, 5/1/2020	150	153

New York State Dormitory Authority, Sales Tax Series 2018C, Rev., 5.00%, 3/15/2025	400	485

Schenectady Metroplex Development Authority Series 2018A, Rev., BAN, 4.00%, 12/27/2019	1,240	1,251

Tender Option Bond Trust Receipts/Certificates Series 2017-XF0591, Rev., VRDO, LIQ: Bank of America NA, 1.50%, 9/13/2019 (e) (g)	6,000	6,000

		85,419

Prerefunded — 0.3%

New York City Water and Sewer System Rev., 5.00%, 6/15/2023 (f)	7,165	8,200

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2011A, Rev., 5.00%, 1/1/2022 (f)	1,120	1,225

		9,425

Special Tax — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2014A, Rev., 5.00%, 2/15/2021	200	211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 2.2%

Metropolitan Transportation Authority

Subseries 2012G-1, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.30%), 1.70%, 10/1/2019 (d)	3,505	3,508

Series 2018B-1A, Rev., BAN, 5.00%, 5/15/2020	10,010	10,277

Series 2019A, Rev., BAN, 5.00%, 3/1/2022	20,000	21,896

New York State Thruway Authority Series L, Rev., 5.00%, 1/1/2021	50	53

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	14,650	15,853

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2020	500	510

Series 2019A, Rev., AMT, 5.00%, 4/1/2021	1,540	1,627

Series 2019A, Rev., AMT, 5.00%, 4/1/2022	845	922

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	10,000	11,486

Triborough Bridge and Tunnel Authority Series D, Rev., VRDO, (SOFR + 0.50%), 1.92%, 9/6/2019 (d)	10,000	10,019

		76,151

Water & Sewer — 0.9%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.27%, 9/6/2019 (e)	13,335	13,335

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.28%, 9/12/2019 (e)	12,560	12,560

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.28%, 9/12/2019 (e)	5,680	5,680

		31,575

Total New York		565,548

North Carolina — 0.7%

Education — 0.2%

North Carolina Capital Facilities Finance Agency, Meredith College Rev., 5.00%, 6/1/2020	275	282

University of North Carolina, Chapel Hill Series B, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.40%), 1.80%, 10/1/2019 (d)	3,750	3,747

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	97

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina

Rev., AGM, 4.00%, 10/1/2019	90	90

Rev., AGM, 4.00%, 10/1/2020	120	123

		4,242

General Obligation — 0.0% (b)

County of Union Series A, GO, 5.00%, 3/1/2020	20	20

Hospital — 0.4%

North Carolina Medical Care Commission, United Methodist Retirement Homes, Inc., Retirement Facilities Series 2017A, Rev., 5.00%, 10/1/2019	275	276

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (e)	13,500	13,811

		14,087

Housing — 0.1%

Asheville Housing Authority, Ledgewood Village, Multifamily Housing Rev., VRDO, 1.90%, 12/1/2019 (e)	4,000	4,005

Other Revenue — 0.0% (b)

County of Buncombe, Limited Obligation Series 2014A, Rev., 5.00%, 6/1/2021	20	22

County of Chatham Series 2014, Rev., 5.00%, 11/1/2019	210	211

		233

Transportation — 0.0% (b)

North Carolina Turnpike Authority, Monroe Connector System Series 2011, Rev., 5.00%, 7/1/2020	420	434

Total North Carolina		23,021

Ohio — 3.3%

Certificate of Participation/Lease — 0.0% (b)

Euclid City School District

COP, 4.00%, 12/1/2023	70	77

COP, 4.00%, 12/1/2024	70	79

Goshen Local School District, School Facilities Project

COP, 4.00%, 12/15/2019	240	242

COP, 1.50%, 12/15/2020	280	281

		679

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.9%

City of Cincinnati, Unlimited Tax Refunding and Improvement Series 2014A, GO, 5.00%, 12/1/2019	5,925	5,982

City of Elyria, Improvement, Various Purpose GO, 5.00%, 12/1/2019	1,340	1,352

City of Euclid, Various Purpose Improvement Series 2019, GO, BAN, 3.00%, 4/30/2020	1,350	1,366

City of Gahanna GO, BAN, 3.00%, 8/6/2020	1,400	1,421

City of Lorain, Streetscape Improvements GO, BAN, 3.00%, 6/18/2020	540	548

City of Marysville, Various Purpose Series 2019B, GO, BAN, 3.00%, 3/26/2020	910	918

City of Middletown, Various Purpose GO, 4.00%, 12/1/2019	500	504

City of Moraine GO, BAN, 2.50%, 6/25/2020	2,725	2,752

City of Olmsted Falls, Various Purpose Series 2019, GO, BAN, 3.00%, 6/11/2020	1,365	1,384

City of Seven Hills, Capital Improvement Series 2019, GO, BAN, 3.00%, 4/9/2020	500	505

City of Toledo

GO, AGM, 2.00%, 12/1/2019	180	180

GO, AGM, 4.00%, 12/1/2020	100	104

City of Willoughby GO, BAN, 2.25%, 6/19/2020	6,400	6,451

County of Licking Series 2019, GO, BAN, 3.00%, 5/8/2020	1,500	1,520

County of Mahoning, Various Purpose Notes GO, 3.00%, 9/16/2020 (c)	3,100	3,150

County of Union GO, BAN, 2.00%, 9/9/2020	1,500	1,509

Township of Violet GO, BAN, 3.00%, 1/9/2020	1,500	1,510

Zanesville City School District GO, 4.00%, 12/1/2021	595	633

		31,789

Hospital — 1.4%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	125	135

City of Centerville, Graceworks Lutheran Services

Rev., 5.00%, 11/1/2020	275	283

Rev., 5.00%, 11/1/2021	285	300

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (e)	2,000	2,196

County of Franklin, Ohio Hospital Facilities Series C, Rev., VRDO, 1.27%, 9/11/2019 (e)	27,500	27,500

County of Ross, Adena Health System

Rev., 5.00%, 12/1/2020	1,000	1,047

Rev., 5.00%, 12/1/2021	335	363

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Rev., 5.00%, 12/1/2022	355	397

Rev., 5.00%, 12/1/2023	490	565

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series 2016A, Rev., 5.00%, 7/1/2021	50	53

Franklin County, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 1.71%, 9/12/2019 (d)	5,000	5,036

State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 1.51%, 9/9/2019 (e)	8,250	8,250

		46,125

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2017B, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.22%), 1.50%, 9/12/2019 (d)	13,935	13,926

Rev., 5.25%, 12/1/2020	35	37

		13,963

Other Revenue — 0.0% (b)

City of Cleveland, Subordinate Lien, Public Facilities Improvements Series 2018A, Rev., 5.00%, 10/1/2022	265	296

County of Mahoning, Various Purpose Sales Tax Supported Improvement Notes Rev., 3.00%, 9/16/2020 (c)	750	761

Village of Obetz

Rev., 5.00%, 12/1/2019	110	111

Rev., 5.00%, 12/1/2020	185	194

Rev., 5.00%, 12/1/2021	125	135

		1,497

Transportation — 0.3%

City of Cleveland, Airport System

Series 2009D, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/12/2019 (e)	1,225	1,225

Series 2006A, Rev., AMBAC, AGM-CR, 5.25%, 1/1/2020	2,000	2,027

Columbus Regional Airport Authority, Columbus Ohio Regional Airport Authority Rev., VRDO, LOC: U.S. Bank NA, 1.27%, 9/12/2019 (e)	5,665	5,665

		8,917

Utility — 0.3%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (e)	10,000	10,223

Total Ohio		113,193

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 0.4%

Education — 0.3%

Canadian County Educational Facilities Authority, Mustang Public Schools Project Rev., 3.00%, 9/1/2019	1,000	1,000

Canadian County Educational Facilities Authority, Yukon Public Schools Project Series 2019, Rev., 5.00%, 12/1/2020	2,050	2,133

Cleveland County Educational Facilities Authority, Educational Facilities Lease, Noble Public Schools Project Rev., 4.00%, 9/1/2019	120	120

Cleveland County Educational Facilities Authority, Lexington Public Schools Project

Series 2019, Rev., 4.00%, 9/1/2019	150	150

Series 2019, Rev., 4.00%, 9/1/2020	110	113

Series 2019, Rev., 4.00%, 9/1/2021	150	158

Series 2019, Rev., 4.00%, 9/1/2022	125	134

Series 2019, Rev., 4.00%, 9/1/2023	270	296

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2020	1,200	1,234

Cushing Educational Facilities Authority, Public Schools Project Rev., 5.00%, 9/1/2020	50	52

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2021	410	434

Rev., 4.00%, 12/1/2023	450	497

Grady County School Finance Authority, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2021	250	264

Rev., 4.00%, 9/1/2022	200	216

Rev., 4.00%, 9/1/2023	300	332

Rev., 4.00%, 9/1/2024	245	276

Kingfisher County Educational Facilities Authority, Lomega Public Schools Project

Rev., 3.00%, 3/1/2022	165	172

Rev., 3.00%, 3/1/2023	385	406

Rev., 3.00%, 3/1/2024	270	288

Okarche Economic Development Authority, Okarche Public Schools Project Rev., 4.00%, 9/1/2019	125	125

Tulsa County Industrial Authority, Sand Springs Public Schools Project

Rev., 2.00%, 9/1/2020	70	70

Rev., 5.00%, 9/1/2021	325	348

Rev., 2.00%, 9/1/2022	125	127

Rev., 4.00%, 9/1/2023	175	193

Rev., 4.00%, 9/1/2024	435	489

		9,627

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	99

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.1%

Oklahoma Housing Finance Agency, Green Rural Development Portfolio Series 2018, Rev., VRDO, 1.90%, 3/1/2020 (e)	1,500	1,505

Oklahoma Housing Finance Agency, Sooner Haven Apartments Rev., 2.37%, 10/1/2020 (e)	2,375	2,403

		3,908

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Elk City Industrial Authority Rev., 2.00%, 5/1/2023	140	143

Prerefunded — 0.0% (b)

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series B, Rev., 5.00%, 1/1/2021 (f)	20	21

Total Oklahoma		13,699

Oregon — 0.3%

General Obligation — 0.1%

County of Washington Series 2016, GO, 5.00%, 6/1/2021	1,875	2,005

Salem-Keizer School District No. 24J

GO, 4.00%, 6/15/2020	225	230

GO, 4.00%, 6/15/2021	175	184

GO, 5.00%, 6/15/2021	500	535

		2,954

Hospital — 0.2%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/11/2019 (e)	1,000	1,000

Salem Hospital Facility Authority, Hospital Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/12/2019 (e)	5,050	5,050

		6,050

Total Oregon		9,004

Other — 0.1%

Other Revenue — 0.1%

BB&T Municipal Trust Class B, Rev., LOC: Rabobank Nederland, (SIFMA Municipal Swap Index Yield + 0.55%), 1.90%, 9/12/2019 (d) (g)	3,302	3,302

Pennsylvania — 5.8%

Education — 0.9%

Pennsylvania Higher Educational Facilities Authority

Series A, Rev., 5.00%, 9/1/2019 (f)	8,950	8,950

Series AN, Rev., 5.00%, 6/15/2020	5,975	6,150

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Pennsylvania Higher Educational Facilities Authority, Associates Independent Colleges Rev., 2.72%, 5/1/2021 (e)	2,500	2,550

State Public School Building Authority, Community College of Philadelphia Project

Series 2019A, Rev., AGM, 5.00%, 6/15/2021	295	314

Series 2019A, Rev., AGM, 5.00%, 6/15/2022	310	342

University of Pittsburgh of the Commonwealth System of Higher Education Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.24%), 1.52%, 9/12/2019 (d)	11,510	11,491

		29,797

General Obligation — 2.2%

Allentown City School District GO, 2.05%, 1/2/2020	3,750	3,751

Armstrong School District

Series A, GO, 3.00%, 3/15/2020 (c)	165	166

Series B, GO, 3.00%, 3/15/2020 (c)	160	161

Series A, GO, 3.00%, 3/15/2021 (c)	230	235

Series B, GO, 3.00%, 3/15/2021 (c)	105	107

Series A, GO, 3.00%, 3/15/2022 (c)	235	244

Series B, GO, 3.00%, 3/15/2022 (c)	300	312

Series A, GO, 3.00%, 3/15/2023 (c)	240	253

Series B, GO, 3.00%, 3/15/2023 (c)	400	421

Bethlehem Area School District GO, 5.00%, 10/15/2021	13,155	14,221

Burgettstown Area School District

Series A, GO, 3.00%, 3/15/2022	100	103

Series A, GO, 4.00%, 3/15/2023	200	216

Butler Area School District

GO, AGM, 3.00%, 10/1/2019	1,150	1,152

GO, AGM, 4.00%, 10/1/2020	865	889

Carmichaels Area School District

GO, 4.00%, 9/1/2022 (c)	190	203

GO, 4.00%, 9/1/2023 (c)	150	164

City of Altoona, Guaranteed Sewer

GO, AGM, 2.00%, 12/1/2019	825	827

GO, AGM, 5.00%, 12/1/2020	315	329

GO, AGM, 5.00%, 12/1/2021	265	286

GO, AGM, 5.00%, 12/1/2022	200	223

GO, AGM, 5.00%, 12/1/2023	300	344

City of Philadelphia

Series 2009B, GO, VRDO, LOC: Barclays Bank plc, 1.28%, 9/12/2019 (e)	12,965	12,965

Series 2019A, GO, 5.00%, 8/1/2020	1,725	1,785

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2012A, GO, 5.00%, 9/15/2021	45	48

Series 2019A, GO, 5.00%, 8/1/2022	4,755	5,268

Conewago Valley School District Series 2013A, GO, 2.00%, 9/1/2022	570	570

Connellsville Area School District

Series A, GO, AGM, 2.00%, 5/15/2020 (c)	145	145

Series A, GO, AGM, 2.00%, 5/15/2021 (c)	70	71

Series A, GO, AGM, 2.00%, 5/15/2022 (c)	70	71

Series A, GO, AGM, 2.00%, 5/15/2023 (c)	70	71

Cornell School District

GO, AGM, 2.00%, 9/1/2020	200	201

GO, AGM, 2.00%, 9/1/2021	200	202

GO, AGM, 4.00%, 9/1/2022	200	214

County of Armstrong

Series A, GO, 4.00%, 6/1/2021 (c)	230	241

Series A, GO, 4.00%, 6/1/2022 (c)	430	460

Series A, GO, 5.00%, 6/1/2023 (c)	225	254

County of Somerset

GO, 2.00%, 10/1/2019	455	455

GO, 2.00%, 10/1/2020	225	226

GO, 2.00%, 10/1/2021	285	288

GO, 2.00%, 10/1/2022	340	346

GO, 2.00%, 10/1/2023	335	342

GO, 2.00%, 10/1/2024	300	306

Dallas School District

Series 2019, GO, AGM, 4.00%, 10/15/2019	10	10

Series 2019, GO, AGM, 4.00%, 10/15/2020	290	299

Series 2019, GO, AGM, 4.00%, 10/15/2021	275	290

Series 2019, GO, AGM, 4.00%, 10/15/2022	300	324

Series 2019, GO, AGM, 5.00%, 10/15/2023	175	201

Series 2019, GO, AGM, 5.00%, 10/15/2024	325	383

Juniata County School District

GO, AGM, 2.00%, 11/15/2019	190	190

GO, AGM, 5.00%, 11/15/2021	185	200

Lower Merion School District Series B, GO, VRDO, LOC: U.S. Bank NA, 1.24%, 9/12/2019 (e)	3,950	3,950

Mars Area School District

Series 2019B, GO, AGM, 1.75%, 9/1/2019	190	190

Series 2019B, GO, AGM, 5.00%, 9/1/2020	145	150

Series 2019B, GO, AGM, 5.00%, 9/1/2021	120	129

Series 2019B, GO, AGM, 5.00%, 9/1/2023	115	131

Montour School District GO, 3.00%, 10/1/2023	200	213

Muncy School District GO, 4.00%, 5/15/2023	345	378

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Municipality of Monroeville GO, 3.00%, 6/1/2020	1,075	1,089

Municipality of Penn Hills

Series A, GO, 3.00%, 12/1/2019	295	296

Series A, GO, 3.00%, 12/1/2020	275	281

Series A, GO, 3.00%, 12/1/2021	340	353

Series A, GO, 3.00%, 12/1/2022	345	363

Series A, GO, 3.00%, 12/1/2023	305	325

Neshannock Township School District

Series 2019AA, GO, 4.00%, 9/1/2021	100	105

Series 2019AA, GO, 4.00%, 9/1/2022	150	162

Series 2019AA, GO, 4.00%, 9/1/2023	200	221

Northeast Bradford School District

GO, AGM, 2.00%, 6/1/2020 (c)	125	126

GO, AGM, 2.00%, 6/1/2021 (c)	150	152

GO, AGM, 2.00%, 6/1/2022 (c)	320	325

GO, AGM, 3.00%, 6/1/2023 (c)	330	349

Northwestern Lehigh School District

Series 2019, GO, 5.00%, 2/15/2021	155	163

Series 2019, GO, 5.00%, 2/15/2023	680	765

Parkland School District GO, 4.00%, 4/15/2020	1,500	1,526

Pittsburgh School District

Series 2019, GO, 5.00%, 9/1/2022	1,690	1,891

Series 2019, GO, 5.00%, 9/1/2023	1,810	2,092

School District of the City of Erie (The)

Series 2019B, GO, AGM, 5.00%, 4/1/2020	420	429

Series 2019B, GO, AGM, 5.00%, 4/1/2021	400	422

Series 2019B, GO, AGM, 5.00%, 4/1/2022	325	354

Series 2019B, GO, AGM, 5.00%, 4/1/2023	315	353

Selinsgrove Area School District

Series A, GO, 2.00%, 3/1/2020 (c)	100	100

Series B, GO, 3.00%, 3/1/2020 (c)	110	111

Series A, GO, 2.00%, 9/1/2020 (c)	100	101

Series A, GO, 2.00%, 3/1/2021 (c)	5	5

Series B, GO, 3.00%, 3/1/2021 (c)	110	113

Series A, GO, 2.00%, 9/1/2021 (c)	125	127

Series A, GO, 2.00%, 3/1/2022 (c)	5	5

Series B, GO, 3.00%, 3/1/2022 (c)	130	135

Series A, GO, 2.00%, 9/1/2022 (c)	400	407

Series A, GO, 2.00%, 3/1/2023 (c)	5	5

Series B, GO, 3.00%, 3/1/2023 (c)	95	100

Series A, GO, 2.00%, 9/1/2023 (c)	585	598

Steelton-Highspire School District

GO, 4.00%, 11/15/2022 (c)	60	64

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	101

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 4.00%, 11/15/2023 (c)	85	93

The School Board of Philadelphia County Series A, GO, 5.00%, 9/1/2019	500	500

Township of East Pennsboro, Cumberland County

Series 2019, GO, 2.00%, 9/1/2019	545	545

Series 2019, GO, 3.00%, 9/1/2020	150	153

Series 2019, GO, 3.00%, 9/1/2021	190	197

Series 2019, GO, 3.00%, 9/1/2022	175	184

Township of Rostraver

GO, AGM, 3.00%, 9/1/2020	140	142

GO, AGM, 4.00%, 9/1/2021	100	106

Waynesboro Area School District, Franklin County

Series 2019, GO, 5.00%, 10/1/2019	200	201

Series 2019, GO, 5.00%, 10/1/2020	485	504

Series 2019, GO, 5.00%, 10/1/2021	580	624

Series 2019, GO, 5.00%, 10/1/2022	305	338

Series 2019, GO, 5.00%, 10/1/2023	320	365

Wilkes-Barre Area School District Series 2019, GO, 5.00%, 4/15/2023	115	129

Wyalusing Area School District, Bradford and Wyoming Counties

Series 2019, GO, AGM, 4.00%, 4/1/2021	375	390

Series 2019, GO, AGM, 4.00%, 4/1/2022	315	336

Series 2019, GO, AGM, 4.00%, 4/1/2023	400	435

		75,429

Hospital — 0.5%

General Authority of Southcentral, Wellspan Health Obligation Series C, Rev., VRDO, LIQ: Bank of America NA, 1.29%, 9/12/2019 (e)	16,000	16,000

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc. Project Series 2019B, Rev., 2.88%, 12/15/2023	1,000	1,002

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2019	500	500

Northampton County General Purpose Authority, Saint Luke’s Hospital Project Series 2010A, Rev., 5.00%, 8/15/2020	25	26

		17,528

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Franklin County Industrial Development Authority, Menno-Haven, Inc., Project Rev., 4.00%, 12/1/2020	520	531

Lackawanna County Industrial Development Authority, University of Scranton

Rev., 3.00%, 11/1/2019	50	50

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Rev., 4.00%, 11/1/2020	100	103

Rev., 5.00%, 11/1/2021	1,000	1,076

Montgomery County Industrial Development Authority, Meadowood Senior Living Project

Series 2018A, Rev., 3.00%, 12/1/2019	140	140

Series A, Rev., 3.00%, 12/1/2020	250	254

Series A, Rev., 3.00%, 12/1/2021	250	256

Philadelphia Authority for Industrial Development Rev., VRDO, LOC: TD Bank NA, 1.27%, 9/12/2019 (e)	9,130	9,130

		11,540

Other Revenue — 0.8%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (g)	250	267

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Series 2018, Rev., 5.00%, 6/1/2020	555	570

Series 2018, Rev., 5.00%, 6/1/2021	535	569

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., VRDO, 2.00%, 4/30/2020 (e)	250	251

Emmaus General Authority Rev., VRDO, AGM, LIQ: Wells Fargo Bank NA, 1.24%, 9/11/2019 (e)	5,385	5,385

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0060, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.38%, 9/12/2019 (e) (g)	5,650	5,650

Series 2018-XX1, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.38%, 9/12/2019 (e) (g)	8,000	8,000

Series 2018-XM0594, Rev., VRDO, LIQ: Barclays Bank plc, 1.40%, 9/12/2019 (e) (g)	4,600	4,600

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., VRDO, 2.25%, 6/1/2020 (e)	1,850	1,854

		27,146

Prerefunded — 0.1%

City of Philadelphia, Water and Wastewater Rev., 5.00%, 11/1/2022 (f)	1,465	1,642

Pennsylvania Turnpike Commission, Convertible Capital Appreciation Series B2, Rev., 5.35%, 12/1/2020 (f)	30	32

Pennsylvania Turnpike Commission, Oil Franchise Tax Series A-2, Rev., AGC, 5.00%, 12/1/2019 (f)	30	30

		1,704

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.6%

Pennsylvania Turnpike Commission

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 1.88%, 9/12/2019 (d)	18,000	18,098

Series B, Subseries B-2, Rev., 5.00%, 6/1/2020	50	51

Series A, Rev., 5.00%, 12/1/2022	1,000	1,125

Series A, Rev., 5.00%, 12/1/2023	1,000	1,161

Pennsylvania Turnpike Commission, Senior Lien Series A, Rev., 5.00%, 12/1/2020	110	115

		20,550

Utility — 0.3%

Philadelphia Gas Works Co., 1998 General Ordinance Series C, Rev., VRDO, LOC: Barclays Bank plc, 1.28%, 9/12/2019 (e)	10,585	10,585

Water & Sewer — 0.1%

Ambridge Borough Water Authority

Rev., 2.00%, 11/15/2019	65	65

Rev., 3.00%, 11/15/2020	195	199

Rev., 4.00%, 11/15/2021	160	169

Rev., 4.00%, 11/15/2022	175	189

Rev., 4.00%, 11/15/2023	175	194

Charleroi Borough Authority, Water System

Rev., AGM, 2.00%, 12/1/2019 (c)	120	120

Rev., AGM, 3.00%, 12/1/2020 (c)	305	311

Rev., AGM, 4.00%, 12/1/2021 (c)	225	238

Rev., AGM, 4.00%, 12/1/2022 (c)	165	179

Rev., AGM, 4.00%, 12/1/2023 (c)	225	249

Middletown Township Sewer Authority

Rev., 3.00%, 10/1/2020 (c)	270	275

Rev., 4.00%, 10/1/2021 (c)	330	348

Rev., 4.00%, 10/1/2022 (c)	265	286

Rev., 4.00%, 10/1/2023 (c)	210	232

Pittsburgh Water & Sewer Authority Series A, Rev., 5.00%, 9/1/2022	250	278

		3,332

Total Pennsylvania		197,611

Rhode Island — 0.2%

Education — 0.1%

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008A, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/11/2019 (e)	4,725	4,725

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rhode Island Health and Educational Building Corp., Public School Program, Providence Public Building Authority Series 2013A, Rev., 5.00%, 5/15/2022	15	16

		4,741

General Obligation — 0.1%

City of Pawtucket

Series 2019C, GO, AGM, 3.00%, 7/15/2020	185	188

Series 2019D, GO, AGM, 3.00%, 7/15/2020	185	188

Series 2019D, GO, AGM, 3.00%, 7/15/2021	125	129

Series 2019C, GO, AGM, 4.00%, 7/15/2021	185	195

Series 2019D, GO, AGM, 3.00%, 7/15/2022	210	221

Series 2019C, GO, AGM, 4.00%, 7/15/2022	210	226

Series 2019D, GO, AGM, 3.00%, 7/15/2023	70	75

Series 2019C, GO, AGM, 4.00%, 7/15/2023	380	419

		1,641

Other Revenue — 0.0% (b)

Providence Public Building Authority, Capital Improvement

Series 2017A, Rev., 4.00%, 9/15/2019	250	250

Series A, Rev., 5.00%, 9/15/2020	200	207

		457

Transportation — 0.0% (b)

Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project Series 2018, Rev., 5.00%, 7/1/2020	585	602

Total Rhode Island		7,441

South Carolina — 0.9%

Education — 0.1%

Educational Facilities Authority, Wofford College Series B, Rev., 2.37%, 4/1/2022 (e)	500	511

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project Series A, Rev., 2.38%, 12/1/2024 (c) (g)	600	599

		1,110

General Obligation — 0.5%

County of Richland Series 2019A, GO, BAN, 3.00%, 2/27/2020	17,200	17,359

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes Series 2018A, Rev., 5.00%, 4/1/2021	500	524

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	103

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.3%

South Carolina Transportation Infrastructure Bank Rev., (ICE LIBOR USD 1 Month + 0.45%), 1.85%, 10/1/2019 (d)	10,000	10,110

Total South Carolina		29,103

South Dakota — 0.0% (b)

Housing — 0.0% (b)

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2017, Rev., 5.00%, 4/1/2022	375	410

Other Revenue — 0.0% (b)

South Dakota State Building Authority Series A, Rev., 3.00%, 6/1/2020	200	203

Total South Dakota		613

Tennessee — 2.8%

Education — 0.5%

Knox County Health Educational & Housing Facility Board, Meadowbrook Apartments Project Rev., VRDO, 1.50%, 7/1/2021 (e)	650	652

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., 1.50%, 7/1/2020	3,750	3,759

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, East Webster Street Apartments Project Rev., 2.05%, 4/1/2020 (e)	2,500	2,514

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Oakwood Flats Apartments Project Rev., 2.10%, 10/1/2020 (e)	6,500	6,557

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2019, Rev., 3.00%, 10/1/2024	525	538

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Twelfth and Wedgewood Apartments Project Series 2017, Rev., VRDO, GNMA, 1.80%, 12/1/2019 (e)	4,000	4,005

		18,025

General Obligation — 0.1%

City of Memphis, General Improvement GO, 5.00%, 6/1/2020	25	26

County of Shelby, Public Improvment Series B, GO, VRDO, 1.26%, 9/12/2019 (e)	2,000	2,000

County of Sumner, School and Public Improvement Series 2013, GO, 5.00%, 12/1/2019	105	106

		2,132

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.6%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Services Series 2004C, Rev., VRDO, 1.55%, 9/11/2019 (e)	21,940	21,940

Rutherford County Health and Educational Facilities Board Rev., 2.50%, 11/1/2020 (e)	3,500	3,546

Shelby County Health Educational and Housing Facilities Board, Methodist Le Bonheur Healthcare Series B, Rev., VRDO, AGM, 1.25%, 9/6/2019 (e)	30,000	30,000

		55,486

Housing — 0.6%

Highlands Residential Services, Walnut Village Project Series 2019, Rev., GNMA COLL, 1.80%, 4/1/2021 (e)	1,000	1,009

Knox County Health Educational and Housing Facility Board, Clear Springs Apartments Project Series 2019, Rev., 1.80%, 5/1/2021 (e)	800	807

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Dandridge Towers Project Rev., VRDO, 1.87%, 7/1/2020 (e)	2,400	2,407

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (e)	10,000	10,092

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers II Project Rev., 2.00%, 1/1/2021 (e)	5,000	5,053

		19,368

Utility — 0.0% (b)

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2020	780	793

Series 2017A, Rev., 4.00%, 5/1/2021	730	759

		1,552

Water & Sewer — 0.0% (b)

Jackson Energy Authority, Wastewater System Rev., 5.00%, 12/1/2019	350	353

Total Tennessee		96,916

Texas — 8.1%

Education — 0.3%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 3.00%, 12/1/2019	435	437

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2024	200	236

Series 2018C, Rev., 5.00%, 8/1/2025	200	242

Austin Community College District, Combined Fee

Rev., 5.00%, 2/1/2020	110	112

Rev., 5.00%, 2/1/2021	160	168

Rev., 5.00%, 2/1/2022	165	180

Rev., 5.00%, 2/1/2023	170	192

Harris County Cultural Education Facilities Finance Corp., TECO Project Series 2017, Rev., 5.00%, 11/15/2019	175	176

McLennan County Junior College District

Rev., AGM, 3.00%, 4/15/2020	300	303

Rev., AGM, 3.00%, 4/15/2021	350	359

Rev., AGM, 3.00%, 4/15/2022	100	104

New Hope Cultural Education Facilities Finance Corp., Longhorn Village Project Rev., 5.00%, 1/1/2020	195	197

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project

Rev., 5.00%, 10/1/2019	410	411

Rev., 5.00%, 10/1/2020	675	698

Rev., 5.00%, 10/1/2021	1,425	1,507

Rev., 5.00%, 10/1/2022	1,495	1,612

University of Texas (The), Board of Regents, Financing System

Series A, Rev., 5.00%, 8/15/2020	25	26

Series 2016D, Rev., 5.00%, 8/15/2021	25	27

University of Texas System (The) Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.32%, 9/12/2019 (e)	2,410	2,410

		9,397

General Obligation — 2.9%

Avery Ranch Road District No. 1

Series 2019, GO, 3.00%, 8/15/2022	615	647

Series 2019, GO, 3.00%, 8/15/2023	810	863

Bridgestone Municipal Utility District

Series A, GO, AGM, 2.00%, 5/1/2021 (c)	1,480	1,495

Series A, GO, AGM, 2.00%, 5/1/2022 (c)	110	112

Series A, GO, AGM, 3.00%, 5/1/2023 (c)	85	90

Brushy Creek Municipal Utility District

GO, 3.00%, 6/1/2021	200	206

GO, 3.00%, 6/1/2022	235	245

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 3.00%, 6/1/2023	250	264

City of Galveston

GO, 3.00%, 5/1/2021	130	134

GO, 4.00%, 5/1/2022	590	633

City of Granbury Series 2018, GO, 2.00%, 8/15/2020	185	186

City of Grand Prairie GO, 5.00%, 2/15/2021	20	21

City of Kenedy, Certificates of Obligation

GO, 4.00%, 5/1/2020	315	320

GO, 4.00%, 5/1/2021	130	136

GO, 4.00%, 5/1/2022	120	128

GO, 4.00%, 5/1/2023	125	137

City of Odessa Series 2017, GO, 4.00%, 3/1/2020	300	304

City of Port Arthur

GO, AGM, 3.00%, 2/15/2020	455	459

GO, AGM, 3.00%, 2/15/2021	350	359

GO, AGM, 3.00%, 2/15/2022	765	798

GO, AGM, 5.00%, 2/15/2023	910	1,024

City of Sulphur Springs

Series 2019, GO, AGM, 3.00%, 9/1/2020	100	102

Series 2019, GO, AGM, 3.00%, 9/1/2021	100	103

Series 2019, GO, AGM, 3.00%, 9/1/2022	520	546

City of Universal City

GO, 4.00%, 8/15/2020	215	221

GO, 4.00%, 8/15/2021	140	147

GO, 4.00%, 8/15/2022	145	156

GO, 2.00%, 8/15/2023	230	236

City of Wylie GO, 5.00%, 2/15/2020	20	20

Clear Brook City Municipal Utility District Series 2019, GO, AGM, 2.10%, 2/1/2023	450	458

Clear Creek Independent School District, School Building Series B, GO, VRDO, PSF-GTD, 1.45%, 8/14/2020 (e)	2,200	2,207

Counties of Travis, Williamson and Hays, City of Austin, Public Improvement GO, 5.00%, 9/1/2021	50	54

County of Bexar, Harlandale Independent School District GO, PSF-GTD, 3.00%, 8/15/2021 (e)	4,000	4,067

County of Denton GO, 5.00%, 7/15/2020	50	52

County of La Salle

GO, AGM, 5.00%, 3/1/2020	315	321

GO, AGM, 5.00%, 3/1/2021	345	366

County of La Salle, Unlimited Tax

GO, AGM, 5.00%, 3/1/2020	2,075	2,116

GO, AGM, 5.00%, 3/1/2021	2,135	2,260

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	105

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Lubbock GO, 5.00%, 2/15/2020	20	20

Cuero Independent School District, School Building Series 2014, GO, PSF-GTD, 5.00%, 8/15/2021	100	107

Cypress Hill Municipal Utility District No. 1

GO, 2.00%, 9/1/2020 (c)	30	30

GO, 2.00%, 9/1/2021 (c)	290	294

GO, 2.00%, 9/1/2022 (c)	190	193

GO, 3.00%, 9/1/2023 (c)	270	286

Cypress-Fairbanks Independent School District GO, PSF-GTD, 4.00%, 2/15/2020	6,065	6,145

Florence Independent School District

GO, PSF-GTD, 3.00%, 8/15/2026	230	241

GO, PSF-GTD, 3.00%, 8/15/2027	115	121

Fort Bend County Municipal Utility District No. 116

Series 2019, GO, 3.00%, 9/1/2021	330	340

Series 2019, GO, 3.00%, 9/1/2022	460	480

Series 2019, GO, 3.00%, 9/1/2023	450	476

Fort Bend County Municipal Utility District No. 151 GO, 3.00%, 9/1/2021	190	195

Georgetown Independent School District Series 2019-B, GO, PSF-GTD, 2.75%, 8/1/2022 (e)	8,000	8,377

Greenhawe Water Control & Improvement District No. 2

GO, AGM, 3.00%, 9/1/2022 (c)	190	198

GO, AGM, 3.00%, 9/1/2023 (c)	200	212

Harris County Fresh Water Supply District No. 61

Series 2019, GO, AGM, 4.00%, 9/1/2023	445	488

Series 2019, GO, AGM, 3.00%, 9/1/2024	695	745

Harris County Municipal Utility District No. 096

Series 2019, GO, 2.00%, 9/1/2021	185	187

Series 2019, GO, 2.00%, 9/1/2023	195	198

Harris County Municipal Utility District No. 152

GO, AGM, 3.00%, 8/1/2022	280	293

GO, AGM, 3.00%, 8/1/2023	400	423

Harris County Municipal Utility District No. 276

GO, 3.00%, 9/1/2022	365	381

GO, 3.00%, 9/1/2023	745	787

Harris County Municipal Utility District No. 281

Series 2019, GO, 2.00%, 9/1/2020	135	136

Series 2019, GO, 2.00%, 9/1/2021	130	131

Series 2019, GO, 2.00%, 9/1/2022	300	305

Series 2019, GO, 2.00%, 9/1/2023	305	311

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Harris County Municipal Utility District No. 374

Series 2019, GO, 3.00%, 9/1/2021	100	103

Series 2019, GO, 3.00%, 9/1/2022	145	152

Series 2019, GO, 3.00%, 9/1/2023	115	122

Harris County Municipal Utility District No. 391

GO, 3.00%, 9/1/2020	95	96

GO, 3.00%, 9/1/2021	375	386

GO, 3.00%, 9/1/2023	400	421

Harris County Municipal Utility District No. 419

GO, 3.00%, 9/1/2020	75	76

GO, 3.00%, 9/1/2021	70	72

GO, 3.00%, 9/1/2022	175	183

GO, 3.00%, 9/1/2023	455	480

Hunters Glen Municipal Utility District, Waterworks & Sewer System

Series 2019A, GO, AGM, 2.00%, 4/1/2020	120	120

Series 2019A, GO, AGM, 2.00%, 4/1/2021	110	111

Series 2019A, GO, AGM, 2.00%, 4/1/2022	330	335

Series 2019A, GO, AGM, 2.00%, 4/1/2023	595	606

Lytle Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	255	303

Midlothian Independent School District, School Building Series B, GO, PSF-GTD, 2.50%, 8/1/2020 (e)	5,000	5,061

Montgomery County Municipal Utility District No. 94 GO, 2.00%, 10/1/2020 (c)	20	20

GO, 2.00%, 10/1/2021 (c)	60	61

GO, 2.00%, 10/1/2022 (c)	185	188

GO, 2.00%, 10/1/2023 (c)	185	189

New Caney Independent School District, School Building GO, PSF-GTD, 3.00%, 8/15/2021 (e)	1,500	1,554

Northside Independent School District, School Building

GO, VRDO, PSF-GTD, 1.45%, 6/1/2020 (e)	4,000	4,008

GO, PSF-GTD, 2.00%, 6/1/2021 (e)	3,035	3,075

Northwest Harris County Municipal Utility District No. 19

GO, AGM, 2.00%, 10/1/2020	40	40

GO, AGM, 2.00%, 10/1/2021	100	101

GO, AGM, 2.00%, 10/1/2022	100	101

GO, AGM, 2.00%, 10/1/2023	105	107

Pecan Grove Municipal Utility District

Series 2019, GO, 4.00%, 9/1/2021	560	589

Series 2019, GO, 4.00%, 9/1/2022	710	765

Series 2019, GO, 4.00%, 9/1/2023	740	815

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Remington Municipal Utility District No. 1 GO, AGM, 4.00%, 9/1/2019	275	275

Sienna Plantation Levee Improvement District of Fort Bend County GO, 2.00%, 9/1/2019	250	250

Sienna Plantation Municipal Utility District No. 3

GO, 2.00%, 3/1/2021 (c)	200	202

GO, 2.00%, 3/1/2022 (c)	225	228

GO, 2.00%, 3/1/2023 (c)	185	188

State of Texas Series A, GO, VRDO, 1.36%, 9/11/2019 (e)	12,760	12,760

State of Texas, Veterans GO, VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.40%, 9/11/2019 (e)	20,405	20,405

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

Town of Horizon City

Series 2019, GO, AGM, 3.00%, 8/15/2020	155	158

Series 2019, GO, AGM, 3.00%, 8/15/2021	300	310

Series 2019, GO, AGM, 3.00%, 8/15/2022	170	179

Series 2019, GO, AGM, 4.00%, 8/15/2023	230	254

Williamson County Municipal Utility District No. 11

GO, AGM, 4.00%, 8/1/2020	255	261

GO, AGM, 4.00%, 8/1/2021	140	146

GO, AGM, 4.00%, 8/1/2022	110	118

		100,092

Hospital — 0.9%

Harris County Cultural Education Facilities Finance Corp., Children’s Hospital Series A, Rev., 5.00%, 10/1/2020	3,255	3,389

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.31%, 9/11/2019 (e)	15,575	15,575

Series D, Rev., VRDO, 1.31%, 9/11/2019 (e)	8,800	8,800

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series A, Rev., 5.00%, 7/1/2020	3,460	3,567

		31,331

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Matagorda County Navigation District No. 1, Pollution Control Rev., VRDO, AMT, 1.75%, 9/1/2020 (e)	4,000	4,007

Other Revenue — 2.3%

State of Texas Rev., TRAN, 4.00%, 8/27/2020	75,915	78,005

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.0% (b)

Austin Independent School District Series 2013A, GO, PSF-GTD, 5.00%, 8/1/2021 (f)	30	32

Transportation — 1.6%

Brazoria County Toll Road Authority, Limited Contract Tax and Subordinate Lien Toll Road Series 2017B, Rev., BAN, 1.45%, 3/1/2020	7,000	7,012

Central Texas Regional Mobility Authority, Subordinated Lien Rev., BAN, 4.00%, 1/1/2022	2,455	2,573

City of Austin, Airport System Series 2019, Rev., AMT, 5.00%, 11/15/2022	4,250	4,755

Dallas-Fort Worth International Airport Series E, Rev., 5.00%, 11/1/2019	525	528

Harris County Toll Road Authority, Senior Lien

Series 2018A, Rev., 5.00%, 8/15/2020	1,500	1,555

Series A, Rev., 5.00%, 8/15/2021	1,500	1,614

Love Field Airport Modernization Corp. Rev., AMT, 5.00%, 11/1/2021	125	135

North Texas Tollway Authority

Series B, Rev., 4.00%, 1/1/2022	800	852

Series B, Rev., 5.00%, 1/1/2023	5,000	5,618

Series B, Rev., 5.00%, 1/1/2024	5,500	6,374

Series B, Rev., 5.00%, 1/1/2025	5,700	6,797

Port Beaumont Navigation District

Rev., 3.00%, 9/1/2019	100	100

Rev., 4.00%, 9/1/2020	155	160

Port of Port Arthur Navigation District Rev., VRDO, AMT, 1.90%, 10/3/2019 (e) (g)	15,000	15,001

		53,074

Utility — 0.0% (b)

County of Bexar, Tax Exempt Revenue Project

Rev., 5.00%, 8/15/2020	235	243

Rev., 5.00%, 8/15/2022	275	305

Rev., 5.00%, 8/15/2023	275	314

		862

Water & Sewer — 0.0% (b)

Canyon Regional Water Authority, Wells Ranch I Project Rev., 4.00%, 8/1/2020	20	20

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2020	675	699

		719

Total Texas		277,519

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	107

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utah — 0.6%

Education — 0.0% (b)

Utah Charter School Finance Authority

Series A, Rev., 5.00%, 4/15/2020	65	67

Series A, Rev., 5.00%, 4/15/2021	40	42

Series A, Rev., 5.00%, 4/15/2022	35	38

Series A, Rev., 5.00%, 4/15/2023	85	95

Utah Charter School Finance Authority, Utah Charter Academies Project

Rev., 3.00%, 10/15/2019	200	200

Rev., 3.00%, 10/15/2020	220	223

Rev., 4.00%, 10/15/2021	305	320

		985

Hospital — 0.5%

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.27%, 9/11/2019 (e)	2,500	2,500

Series D, Rev., VRDO, LIQ: U.S. Bank NA, 1.27%, 9/11/2019 (e)	11,275	11,275

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.26%, 9/12/2019 (e)	4,000	4,000

		17,775

Other Revenue — 0.1%

City of Murray, Sales Tax

Series 2018, Rev., 3.00%, 11/15/2019	100	101

Series 2018, Rev., 3.00%, 11/15/2020	235	240

Series 2018, Rev., 4.00%, 11/15/2021	150	159

Utah Infrastructure Agency, Telecommunication Series 2017A, Rev., 2.00%, 10/15/2019	1,000	1,000

West Valley City Municipal Building Authority Series 2019, Rev., AGM, 5.00%, 2/1/2021	90	95

		1,595

Utility — 0.0% (b)

City of Lehi, Electric Utility

Series 2018, Rev., 5.00%, 6/1/2020	85	87

Series 2018, Rev., 5.00%, 6/1/2021	75	80

		167

Total Utah		20,522

Virginia — 2.4%

Education — 0.2%

Virginia College Building Authority, Public Higher Education Financing Program Series 2014B, Rev., 5.00%, 9/1/2020	7,685	7,981

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.1%

City of Charlottesville, Public Improvement Series 2012B, GO, 4.00%, 7/15/2020	200	205

City of Poquoson GO, 5.00%, 2/15/2020	120	122

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2021	1,480	1,582

		1,909

Hospital — 0.5%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 5.00%, 7/1/2023	925	1,056

Rev., 5.00%, 7/1/2024	885	1,042

Fairfax County Industrial Development Authority, Health Care Series C, Rev., VRDO, 1.29%, 9/12/2019 (e)	14,170	14,170

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., VRDO, 1.27%, 9/11/2019 (e)	1,315	1,315

		17,583

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Chesapeake Economic Development Authority, Virginia Electric and Power Co. Project Series 2008A, Rev., 1.90%, 6/1/2023 (e)	4,250	4,355

Wise County Industrial Development Authority Series 2009-A, Rev., 2.15%, 9/1/2020 (e)	7,500	7,560

York County Economic Development Authority, Electric and Power Company Project Series 2009A, Rev., 1.90%, 6/1/2023 (e)	8,000	8,198

		20,113

Other Revenue — 0.7%

Virginia Public Building Authority, Public Facilities

Series 2014C, Rev., 5.00%, 8/1/2020	18,830	19,502

Series A, Rev., 5.00%, 8/1/2020	5,220	5,406

		24,908

Prerefunded — 0.3%

Fairfax County EDA, Community Services Facilities Projects Series A, Rev., 4.50%, 3/1/2021 (f)	8,235	8,654

Transportation — 0.0% (b)

Virginia Commonwealth Transportation Board, Federal Transportation Series B-G, Rev., 5.00%, 3/15/2021	25	26

Total Virginia		81,174

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — 2.5%

General Obligation — 0.0% (b)

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2021	75	80

Pend Oreille County, Public Hospital District No. 1

GO, 3.00%, 12/1/2019	155	155

GO, 3.00%, 12/1/2020	155	157

Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/1/2021	330	359

Snohomish County, Everett School District No. 2 GO, 5.00%, 12/1/2020	25	26

Snohomish County, School District No. 25, Marysville GO, 5.00%, 12/1/2020	170	178

		955

Hospital — 0.9%

Washington Health Care Facilities Authority, Catholic Health Initiatives

Series 2013B, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 1.00%), 2.28%, 9/12/2019 (d)	5,000	5,021

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 2.68%, 9/12/2019 (d)	10,000	10,293

Washington Health Care Facilities Authority, Commonspirit Health

Series B-1, Rev., 5.00%, 8/1/2024 (e)	11,000	12,695

Series B-2, Rev., 5.00%, 8/1/2025 (e)	2,000	2,355

Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,328

WBRP 3.2, Washington Biomedical Research Properties Series 2015A, Rev., 5.00%, 1/1/2021	25	26

		31,718

Housing — 0.8%

Washington State Housing Finance Commission, Multi-Family Housing, Cathedral Plaza Apartments Rev., 2.37%, 7/1/2020 (e)	13,500	13,609

Washington State Housing Finance Commission, Multi-Family Housing, The O’Malley Apartments Rev., 2.37%, 7/1/2020 (e)	8,500	8,569

Washington State Housing Finance Commission, Royal Hills Apartments Series A, Rev., 1.40%, 11/1/2019	4,000	3,999

		26,177

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.6%

City of Seattle, Municipal Light and Power Improvement Rev., 5.00%, 9/1/2021	20	21

Energy Northwest, Columbia Generating Station Series 2012A, Rev., 5.00%, 7/1/2020	18,750	19,350

		19,371

Water & Sewer — 0.2%

Cascade Water Alliance Rev., 5.00%, 1/1/2021	20	21

City of Seattle, Wastewater System Improvement Rev., 5.00%, 9/1/2020	25	26

County of King, Junior Lien, Sewer Rev., 2.45%, 12/1/2020 (e)	6,615	6,682

		6,729

Total Washington		84,950

West Virginia — 0.1%

Utility — 0.1%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (e)	3,805	3,920

Wisconsin — 1.6%

Education — 0.7%

Milwaukee Redevelopment Authority, Milwaukee Public Schools Rev., 4.00%, 11/15/2021	55	58

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018C-1, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.35%), 1.63%, 9/12/2019 (d)	21,865	21,843

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2019	145	145

Series 2017A, Rev., 5.00%, 9/1/2020	155	160

Series 2017A, Rev., 5.00%, 9/1/2021	160	170

		22,376

General Obligation — 0.4%

Big Foot Union High School District

Series 2019, GO, 4.00%, 3/1/2020	100	101

Series 2019, GO, 4.00%, 3/1/2021	130	135

Series 2019, GO, 4.00%, 3/1/2022	100	107

Series 2019, GO, 4.00%, 3/1/2023	115	125

City of Kenosha GO, 3.00%, 2/1/2021	1,000	1,026

City of Middletown

GO, 3.00%, 3/1/2020	200	202

GO, 3.00%, 3/1/2021	355	364

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	109

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Shawano, Promissory Notes

Series 2019, GO, 3.00%, 4/1/2020	150	151

Series 2019, GO, 3.00%, 4/1/2021	250	257

Series 2019, GO, 3.00%, 4/1/2022	140	146

Series 2019, GO, 3.00%, 4/1/2023	150	159

City of Waukesha

Series 2019C, GO, 3.00%, 10/1/2020	575	587

Series 2019C, GO, 3.00%, 10/1/2021	450	467

Series 2019C, GO, 3.00%, 10/1/2022	425	449

Series 2019C, GO, 3.00%, 10/1/2023	350	376

Coleman School District, Marinette and Oconto Counties GO, 3.00%, 9/1/2019	170	170

County of Douglas

GO, 5.00%, 2/1/2020	350	355

GO, 5.00%, 2/1/2021	350	368

GO, 5.00%, 2/1/2022	520	566

County of Manitowoc

GO, 2.00%, 11/1/2019	215	215

GO, AGM, 3.00%, 11/1/2022 (c)	50	53

GO, AGM, 3.00%, 11/1/2023 (c)	150	159

Eleva-Strum School District

GO, 3.00%, 4/1/2020	230	232

GO, 3.00%, 4/1/2021	450	461

Gale-Ettrick-Trempealeau School District

GO, 2.00%, 4/1/2020	85	85

GO, 2.00%, 4/1/2021	50	51

GO, 2.00%, 4/1/2022	105	106

GO, 2.00%, 4/1/2023	130	132

Gibraltar Area School District

GO, 4.00%, 3/1/2020	440	446

GO, 4.00%, 3/1/2021	700	727

GO, 4.00%, 3/1/2022	315	335

Lakeshore Technical College District

Series 2019A, GO, 3.00%, 3/1/2022	75	78

Series 2019A, GO, 3.00%, 3/1/2023	110	117

Series 2019A, GO, 3.00%, 3/1/2024	405	435

Pewaukee School District Series 2019A, GO, 5.00%, 3/1/2024	375	438

Poynette School District

GO, 3.00%, 4/1/2020	125	126

GO, 3.00%, 4/1/2021	100	103

GO, 3.00%, 4/1/2022	340	355

GO, 3.00%, 4/1/2023	265	280

Randall Consolidated School Joint No. 1

GO, 4.00%, 3/1/2020	380	385

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 4.00%, 3/1/2021	175	182

Village of Menomonee Falls, Promissory Note

Series 2018B, GO, 3.38%, 9/1/2019	250	250

Series A, GO, 3.00%, 6/1/2021	270	278

Village of Mount Pleasant

Series 2019A, GO, 3.00%, 3/1/2020	100	101

Series 2019A, GO, 3.00%, 3/1/2021	285	292

Series 2019A, GO, 3.00%, 3/1/2022	265	275

Series 2019A, GO, 5.00%, 3/1/2023	380	426

Village of Pulaski GO, AGM, 3.00%, 4/1/2020	160	161

Wittenberg Birnamwood School District

GO, AGM, 4.00%, 3/1/2021	130	135

GO, AGM, 4.00%, 3/1/2022	260	278

GO, AGM, 4.00%, 3/1/2023	280	307

		14,115

Other Revenue — 0.3%

Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	5,015

Village of Howard Rev., 2.00%, 12/1/2021	6,965	7,033

		12,048

Transportation — 0.1%

Wisconsin Department of Transportation

Series 1, Rev., 5.00%, 7/1/2020	2,135	2,204

Series 1, Rev., 5.00%, 7/1/2021	25	27

		2,231

Utility — 0.1%

WPPI Energy, Power Supply System Series A, Rev., 5.00%, 7/1/2020	3,275	3,378

Total Wisconsin		54,148

Total Municipal Bonds (Cost $3,375,912)		3,391,960

	SHARES (000)
Short-Term Investments — 4.9%

Investment Companies — 4.9%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $165,121)	165,120	165,136

Total Investments — 104.2% (Cost $3,541,033)		3,557,096
Liabilities in Excess of Other Assets — (4.2)%		(141,808)

NET ASSETS — 100.0%		3,415,288

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
EDA	Economic Development Authority
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate

TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(f)	Security is prerefunded or escrowed to maturity.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	111

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$318,085	$221,667	$1,573,786
Investments in affiliates, at value	33,926	5,168	158,731
Receivables:
Investment securities sold	40	300	—
Investment securities sold — delayed delivery securities	80	570	—
Fund shares sold	3,824	231	814
Interest from non-affiliates	2,736	2,143	13,558
Dividends from affiliates	31	9	170
Other assets	37	9	21

Total Assets	358,759	230,097	1,747,080

LIABILITIES:
Payables:
Investment securities purchased	16,233	—	81,554
Investment securities purchased — delayed delivery securities	6,226	—	8,732
Fund shares redeemed	47	81	682
Accrued liabilities:
Investment advisory fees	71	40	202
Administration fees	11	3	16
Distribution fees	38	24	12
Service fees	16	15	36
Custodian and accounting fees	20	17	18
Trustees’ and Chief Compliance Officer’s fees	3	1	1
Audit fees	63	51	39
Printing and mailing cost	14	15	66
Other	20	5	18

Total Liabilities	22,762	252	91,376

Net Assets	$335,997	$229,845	$1,655,704

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$317,836	$218,697	$1,616,856
Total distributable earnings (loss)	18,161	11,148	38,848

Total Net Assets	$335,997	$229,845	$1,655,704

Net Assets:
Class A	$105,037	$74,892	$42,908
Class C	27,752	12,989	4,230
Class I	199,508	88,584	611,033
Class R6	3,700	53,380	997,533

Total	$335,997	$229,845	$1,655,704

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,019	7,562	3,989
Class C	2,388	1,325	390
Class I	17,132	9,012	56,513
Class R6	318	5,432	92,295
Net Asset Value (a):
Class A — Redemption price per share	$11.65	$9.90	$10.76
Class C — Offering price per share (b)	11.62	9.80	10.85
Class I — Offering and redemption price per share	11.65	9.83	10.81
Class R6 — Offering and redemption price per share	11.65	9.83	10.81
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.10	$10.29	$11.01

Cost of investments in non-affiliates	$300,142	$210,192	$1,519,550
Cost of investments in affiliates	33,923	5,168	158,716

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	113

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$449,233	$3,391,960
Investments in affiliates, at value	17,312	165,136
Deposits at broker for futures contracts	190	—
Receivables:
Investment securities sold	215	712
Investment securities sold — delayed delivery securities	1,130	345
Fund shares sold	2,181	5,309
Interest from non-affiliates	4,068	19,923
Dividends from affiliates	16	171
Due from adviser	—	17
Other assets	29	—

Total Assets	474,374	3,583,573

LIABILITIES:
Payables:
Due to custodian	—	2
Investment securities purchased	2,343	130,042
Investment securities purchased — delayed delivery securities	6,180	36,784
Fund shares redeemed	173	391
Variation margin on futures contracts	21	—
Accrued liabilities:
Investment advisory fees	97	—
Administration fees	17	—
Distribution fees	55	9
Service fees	10	632
Custodian and accounting fees	20	10
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Audit fees	64	39
Printing and mailing cost	20	12
Other	9	364

Total Liabilities	9,010	168,285

Net Assets	$465,364	$3,415,288

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$439,428	$3,399,987
Total distributable earnings (loss)	25,936	15,301

Total Net Assets	$465,364	$3,415,288

Net Assets:
Class A	$177,900	$60,872
Class C	28,544	—
Class I	159,022	3,354,416
Class R6	99,898	—

Total	$465,364	$3,415,288

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,356	6,044
Class C	2,324	—
Class I	12,889	333,368
Class R6	8,099	—

Net Asset Value (a):
Class A — Redemption price per share	$12.39	$10.07
Class C — Offering price per share (b)	12.28	—
Class I — Offering and redemption price per share	12.34	10.06
Class R6 — Offering and redemption price per share	12.33	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.87	$10.30

Cost of investments in non-affiliates	$414,366	$3,375,912
Cost of investments in affiliates	17,310	165,121

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	115

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,093	$2,938	$16,902
Interest income from affiliates	— (a)	—	— (a)
Dividend income from non-affiliates	16	—	—
Dividend income from affiliates	185	78	724

Total investment income	4,294	3,016	17,626

EXPENSES:
Investment advisory fees	418	323	1,970
Administration fees	90	81	591
Distribution fees:
Class A	89	83	47
Class C	83	49	16
Service fees:
Class A	89	83	47
Class C	28	16	5
Class I	179	103	768
Custodian and accounting fees	49	35	80
Professional fees	66	38	43
Trustees’ and Chief Compliance Officer’s fees	16	14	16
Printing and mailing costs	12	8	46
Registration and filing fees	53	37	44
Transfer agency fees (See Note 2.J.)	3	3	9
Other	4	4	9

Total expenses	1,179	877	3,691

Less fees waived	(409)	(291)	(1,891)
Less expense reimbursements	(24)	—	(2)

Net expenses	746	586	1,798

Net investment income (loss)	3,548	2,430	15,828

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	629	(171)	2,205
Investments in affiliates	(3)	— (a)	(3)

Net realized gain (loss)	626	(171)	2,202

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	15,523	7,950	36,627
Investments in affiliates	3	— (a)	15

Change in net unrealized appreciation/depreciation	15,526	7,950	36,642

Net realized/unrealized gains (losses)	16,152	7,779	38,844

Change in net assets resulting from operations	$19,700	$10,209	$54,672

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,319	$27,368
Interest income from affiliates	— (a)	1
Dividend income from non-affiliates	1	—
Dividend income from affiliates	96	858

Total investment income	7,416	28,227

EXPENSES:
Investment advisory fees	630	2,340
Administration fees	158	1,170
Distribution fees:
Class A	191	55
Class C	105	—
Service fees:
Class A	191	55
Class C	35	—
Class I	183	3,845
Custodian and accounting fees	66	115
Interest expense to affiliates	3	48
Professional fees	55	43
Trustees’ and Chief Compliance Officer’s fees	14	19
Printing and mailing costs	12	14
Registration and filing fees	52	184
Transfer agency fees (See Note 2.J.)	10	10
Other	5	30

Total expenses	1,710	7,928

Less fees waived	(512)	(4,001)

Net expenses	1,198	3,927

Net investment income (loss)	6,218	24,300

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	374	(199)
Investments in affiliates	— (a)	8
Futures contracts	(1,183)	—

Net realized gain (loss)	(809)	(191)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	22,200	13,402
Investments in affiliates	2	15
Futures contracts	(55)	—

Change in net unrealized appreciation/depreciation	22,147	13,417

Net realized/unrealized gains (losses)	21,338	13,226

Change in net assets resulting from operations	$27,556	$37,526

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,548	$4,042	$2,430	$4,845
Net realized gain (loss)	626	248	(171)	17
Change in net unrealized appreciation/depreciation	15,526	1,124	7,950	1,465

Change in net assets resulting from operations	19,700	5,414	10,209	6,327

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,055)	(1,161)	(708)	(1,687)
Class C	(269)	(485)	(101)	(306)
Class I	(2,190)	(2,376)	(981)	(2,044)
Class R6 (a)	(35)	(4)	(655)	(1,817)

Total distributions to shareholders	(3,549)	(4,026)	(2,445)	(5,854)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	161,352	52,086	23,523	(19,210)

NET ASSETS:
Change in net assets	177,503	53,474	31,287	(18,737)
Beginning of period	158,494	105,020	198,558	217,295

End of period	$335,997	$158,494	$229,845	$198,558

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,828	$31,530	$6,218	$12,567
Net realized gain (loss)	2,202	(4,496)	(809)	(1,860)
Distributions of capital gains received from investment company non-affiliates	—	—	—	8
Change in net unrealized appreciation/depreciation	36,642	18,414	22,147	555

Change in net assets resulting from operations	54,672	45,448	27,556	11,270

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(303)	(498)	(2,173)	(4,427)
Class C	(22)	(53)	(319)	(780)
Class I	(6,254)	(27,873)	(2,256)	(6,496)
Class R6 (a)	(9,545)	(3,081)	(1,452)	(871)

Total distributions to shareholders	(16,124)	(31,505)	(6,200)	(12,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	139,032	(255,405)	61,409	67,878

NET ASSETS:
Change in net assets	177,580	(241,462)	82,765	66,574
Beginning of period	1,478,124	1,719,586	382,599	316,025

End of period	$1,655,704	$1,478,124	$465,364	$382,599

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	119

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Ultra-Short Municipal Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,300	$35,149
Net realized gain (loss)	(191)	(280)
Change in net unrealized appreciation/depreciation	13,417	5,321

Change in net assets resulting from operations	37,526	40,190

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(313)	(289)
Class I	(24,030)	(34,837)

Total distributions to shareholders	(24,343)	(35,126)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	313,659	1,018,313

NET ASSETS:
Change in net assets	326,842	1,023,377
Beginning of period	3,088,446	2,065,069

End of period	$3,415,288	$3,088,446

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,934	$20,871	$18,047	$12,450
Distributions reinvested	1,031	1,119	692	1,650
Cost of shares redeemed	(5,312)	(13,888)	(6,333)	(20,462)

Change in net assets resulting from Class A capital transactions	$56,653	$8,102	$12,406	$(6,362)

Class C
Proceeds from shares issued	$10,886	$3,949	$2,312	$1,885
Distributions reinvested	256	453	94	282
Cost of shares redeemed	(2,825)	(5,304)	(2,718)	(4,495)

Change in net assets resulting from Class C capital transactions	$8,317	$(902)	$(312)	$(2,328)

Class I
Proceeds from shares issued	$105,346	$73,404	$16,590	$27,767
Distributions reinvested	2,185	2,340	953	1,985
Cost of shares redeemed	(13,360)	(32,194)	(6,320)	(26,769)

Change in net assets resulting from Class I capital transactions	$94,171	$43,550	$11,223	$2,983

Class R6 (a)
Proceeds from shares issued	$2,353	$1,359	$5,085	$29,141
Distributions reinvested	35	4	649	1,807
Cost of shares redeemed	(177)	(27)	(5,528)	(44,451)

Change in net assets resulting from Class R6 capital transactions	$2,211	$1,336	$206	$(13,503)

Total change in net assets resulting from capital transactions	$161,352	$52,086	$23,523	$(19,210)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	121

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	5,390	1,939	1,850	1,312
Reinvested	91	104	71	174
Redeemed	(468)	(1,291)	(650)	(2,157)

Change in Class A Shares	5,013	752	1,271	(671)

Class C
Issued	962	367	240	201
Reinvested	23	42	10	30
Redeemed	(249)	(493)	(282)	(480)

Change in Class C Shares	736	(84)	(32)	(249)

Class I
Issued	9,328	6,812	1,722	2,949
Reinvested	193	218	99	211
Redeemed	(1,186)	(2,991)	(656)	(2,843)

Change in Class I Shares	8,335	4,039	1,165	317

Class R6 (a)
Issued	208	125	530	3,084
Reinvested	3	— (b)	67	193
Redeemed	(16)	(2)	(575)	(4,719)

Change in Class R6 Shares	195	123	22	(1,442)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,690	$12,978	$52,970	$27,996
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	21,528
Distributions reinvested	301	493	2,101	4,255
Cost of shares redeemed	(5,556)	(12,624)	(17,745)	(50,846)

Change in net assets resulting from Class A capital transactions	$8,435	$847	$37,326	$2,933

Class C
Proceeds from shares issued	$680	$837	$3,764	$3,406
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	6,298
Distributions reinvested	18	45	308	757
Cost of shares redeemed	(1,162)	(2,741)	(4,660)	(7,789)

Change in net assets resulting from Class C capital transactions	$(464)	$(1,859)	$(588)	$2,672

Class I
Proceeds from shares issued	$174,820	$506,582	$29,376	$75,091
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	76,798
Distributions reinvested	6,091	27,411	2,079	6,079
Cost of shares redeemed	(158,154)	(1,650,500)	(15,155)	(181,002)

Change in net assets resulting from Class I capital transactions	$22,757	$(1,116,507)	$16,300	$(23,034)

Class R6 (a)
Proceeds from shares issued	$198,356	$940,450	$18,968	$95,064
Distributions reinvested	9,502	3,081	1,452	871
Cost of shares redeemed	(99,554)	(81,417)	(12,049)	(10,628)

Change in net assets resulting from Class R6 capital transactions	$108,304	$862,114	$8,371	$85,307

Total change in net assets resulting from capital transactions	$139,032	$(255,405)	$61,409	$67,878

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	123

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,287	1,248	4,372	2,382
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	1,824
Reinvested	28	48	173	363
Redeemed	(523)	(1,215)	(1,470)	(4,325)

Change in Class A Shares	792	81	3,075	244

Class C
Issued	62	81	314	293
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	538
Reinvested	2	4	26	65
Redeemed	(108)	(262)	(389)	(670)

Change in Class C Shares	(44)	(177)	(49)	226

Class I
Issued	16,357	48,416	2,439	6,441
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	6,534
Reinvested	570	2,627	172	520
Redeemed	(14,765)	(157,651)	(1,263)	(15,581)

Change in Class I Shares	2,162	(106,608)	1,348	(2,086)

Class R6 (a)
Issued	18,555	89,640	1,578	8,243
Reinvested	889	293	121	75
Redeemed	(9,334)	(7,748)	(1,006)	(912)

Change in Class R6 Shares	10,110	82,185	693	7,406

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Ultra-Short Municipal Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,346	$167,723
Distributions reinvested	313	289
Cost of shares redeemed	(43,181)	(101,733)

Change in net assets resulting from Class A capital transactions	$(6,522)	$66,279

Class I
Proceeds from shares issued	$1,470,988	$2,716,009
Distributions reinvested	23,865	34,620
Cost of shares redeemed	(1,174,672)	(1,798,595)

Change in net assets resulting from Class I capital transactions	$320,181	$952,034

Total change in net assets resulting from capital transactions	$313,659	$1,018,313

SHARE TRANSACTIONS:
Class A
Issued	3,606	16,758
Reinvested	31	29
Redeemed	(4,301)	(10,156)

Change in Class A Shares	(664)	6,631

Class I
Issued	146,421	271,523
Reinvested	2,377	3,462
Redeemed	(116,999)	(179,780)

Change in Class I Shares	31,799	95,205

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan High Yield Municipal Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.88	$0.17	$0.76	$0.93	$(0.16)
Year Ended February 28, 2019	10.78	0.36	0.09	0.45	(0.35)
Year Ended February 28, 2018	10.82	0.28	(0.04)	0.24	(0.28)
Year Ended February 28, 2017	10.99	0.29	(0.17)	0.12	(0.29)
Year Ended February 29, 2016	11.03	0.29	(0.04)	0.25	(0.29)
Year Ended February 28, 2015	10.78	0.28	0.24	0.52	(0.27)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.85	0.14	0.77	0.91	(0.14)
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)
Year Ended February 28, 2018	10.80	0.22	(0.03)	0.19	(0.23)
Year Ended February 28, 2017	10.97	0.23	(0.17)	0.06	(0.23)
Year Ended February 29, 2016	11.01	0.23	(0.03)	0.20	(0.24)
Year Ended February 28, 2015	10.76	0.22	0.25	0.47	(0.22)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.87	0.17	0.78	0.95	(0.17)
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)
Year Ended February 28, 2018	10.82	0.29	(0.03)	0.26	(0.30)
Year Ended February 28, 2017	10.99	0.30	(0.17)	0.13	(0.30)
Year Ended February 29, 2016	11.03	0.30	(0.04)	0.26	(0.30)
Year Ended February 28, 2015	10.78	0.29	0.24	0.53	(0.28)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.87	0.18	0.77	0.95	(0.17)
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.65	8.63%	$105,037	0.64%	2.95%	1.10%	13%
10.88	4.28	43,565	0.64	3.32	1.22	130
10.78	2.25	35,071	0.64	2.56	1.20	17
10.82	1.07	43,639	0.64	2.59	1.23	16
10.99	2.32	48,716	0.65	2.61	1.18	19
11.03	4.89	47,319	0.65	2.53	1.22	10

11.62	8.39	27,752	1.14	2.48	1.60	13
10.85	3.67	17,929	1.14	2.82	1.71	130
10.76	1.74	18,675	1.14	2.06	1.70	17
10.80	0.58	20,864	1.14	2.09	1.73	16
10.97	1.80	24,452	1.15	2.11	1.70	19
11.01	4.36	23,002	1.15	2.03	1.72	10

11.65	8.79	199,508	0.54	3.06	0.85	13
10.87	4.29	95,662	0.54	3.45	0.97	130
10.78	2.36	51,274	0.54	2.66	0.95	17
10.82	1.17	35,502	0.54	2.68	0.97	16
10.99	2.42	47,524	0.55	2.71	0.93	19
11.03	4.99	51,738	0.55	2.63	0.97	10

11.65	8.84	3,700	0.44	3.14	0.59	13
10.87	4.46	1,338	0.39	4.09	1.23	130

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Income Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.55	$0.10		$0.35	$0.45	$(0.10)	$—	$(0.10)
Year Ended February 28, 2019	9.52	0.21		0.08	0.29	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)
Year Ended February 29, 2016	10.11	0.25		0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27		0.18	0.45	(0.27)	(0.05)	(0.32)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.45	0.08		0.35	0.43	(0.08)	—	(0.08)
Year Ended February 28, 2019	9.42	0.16		0.08	0.24	(0.16)	(0.05)	(0.21)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19		0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21		0.17	0.38	(0.21)	(0.05)	(0.26)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.48	0.11		0.36	0.47	(0.12)	—	(0.12)
Year Ended February 28, 2019	9.45	0.24		0.08	0.32	(0.24)	(0.05)	(0.29)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28		0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29		0.17	0.46	(0.29)	(0.05)	(0.34)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.48	0.12		0.35	0.47	(0.12)	—	(0.12)
Year Ended February 28, 2019	9.45	0.25		0.08	0.33	(0.25)	(0.05)	(0.30)
November 6, 2017 (g) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including imputed interest)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (c)

$9.90	4.77%	$74,892	0.70%	2.11%		1.01%	3%
9.55	3.15	60,078	0.70	2.26		1.01	13
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21
9.70	(0.40)	76,684	0.77	2.39		1.00	15
10.10	3.26	73,120	0.82	2.52		0.97	22
10.11	4.47	68,003	0.86	2.65		0.97	9

9.80	4.52	12,989	1.25	1.57		1.52	3
9.45	2.61	12,833	1.25	1.71		1.51	13
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15
10.00	2.61	15,950	1.39	1.95		1.48	22
10.02	3.81	14,462	1.44	2.07		1.47	9

9.83	4.93	88,584	0.45	2.36		0.76	3
9.48	3.43	74,386	0.45	2.51		0.76	13
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15
10.03	3.56	245,864	0.57	2.77		0.70	22
10.04	4.66	255,153	0.61	2.91		0.71	9

9.83	4.99	53,380	0.35	2.47		0.50	3
9.48	3.54	51,261	0.35	2.61		0.50	13
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.49	$0.08	$0.28	$0.36	$(0.09)	$—	$(0.09)
Year Ended February 28, 2019	10.39	0.16	0.10	0.26	(0.16)	—	(0.16)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)	—	(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.59	0.06	0.26	0.32	(0.06)	—	(0.06)
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)	—	(0.11)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (f)	0.01	— (f)	—	— (f)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.55	0.11	0.26	0.37	(0.11)	—	(0.11)
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.54	0.11	0.27	0.38	(0.11)	—	(0.11)
October 1, 2018 (g) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.76	3.40%	$42,908	0.70%	1.54%	0.86%	11%
10.49	2.55	33,554	0.70	1.54	0.86	42
10.39	0.26	32,373	0.69	1.10	0.86	73
10.48	(0.69)	30,535	0.73	0.91	0.88	31
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53

10.85	3.00	4,230	1.20	1.05	1.36	11
10.59	2.10	4,590	1.20	1.03	1.38	42
10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53

10.81	3.51	611,033	0.24	2.00	0.61	11
10.55	3.09	573,350	0.25	1.97	0.61	42
10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53

10.81	3.64	997,533	0.19	2.05	0.36	11
10.54	2.31	866,630	0.19	2.19	0.37	42

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$11.77	$0.17	$0.62	$0.79		$(0.17)	$—	$(0.17)
Year Ended February 28, 2019	11.82	0.40	(0.05)	0.35		(0.40)	—	(0.40)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28		(0.39)	—	(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	—	(f)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44		(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83		(0.44)	(0.10)	(0.54)

Class C
Six Months Ended August 31, 2019 (Unaudited)	11.67	0.14	0.61	0.75		(0.14)	—	(0.14)
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28		(0.33)	—	(0.33)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20		(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)		(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36		(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73		(0.36)	(0.10)	(0.46)

Class I
Six Months Ended August 31, 2019 (Unaudited)	11.72	0.19	0.62	0.81		(0.19)	—	(0.19)
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37		(0.42)	—	(0.42)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31		(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02		(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (f)	0.47		(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84		(0.46)	(0.10)	(0.56)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	11.72	0.19	0.61	0.80		(0.19)	—	(0.19)
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28		(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.39	6.78%	$177,900	0.67%	2.86%	0.98%	22%
11.77	3.00	132,813	0.67	3.40	1.00	53
11.82	2.36	130,462	0.66	3.27	0.98	39
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90

12.28	6.44	28,544	1.25	2.30	1.48	22
11.67	2.43	27,701	1.25	2.81	1.49	53
11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90

12.34	6.92	159,022	0.45	3.09	0.73	22
11.72	3.24	135,295	0.45	3.61	0.74	53
11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90

12.33	6.86	99,898	0.40	3.14	0.48	22
11.72	2.44	86,790	0.40	3.61	0.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.03	$0.07	$0.04	$0.11	$(0.07)
Year Ended February 28, 2019	10.01	0.13	— (f)	0.13	(0.11)
Year Ended February 28, 2018	10.02	0.07	(0.02)	0.05	(0.06)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	(0.01)	0.05	(0.03)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.02	0.08	0.04	0.12	(0.08)
Year Ended February 28, 2019	10.00	0.14	0.02	0.16	(0.14)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	— (f)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.07	1.09%	$60,872	0.45%		1.37%		0.76%		32%
10.03	1.33	67,256	0.44		1.32		0.77		50
10.01	0.47	772	0.44	(g)	0.67	(g)	0.85	(g)	71
10.02	0.52	519	0.44	(g)	0.81	(g)	2.56	(g)	80

10.06	1.19	3,354,416	0.25		1.56		0.51		32
10.02	1.60	3,021,190	0.24		1.42		0.52		50
10.00	0.63	2,064,297	0.24	(g)	0.90	(g)	0.56	(g)	71
10.02	0.65	31,656	0.27	(g)	0.74	(g)	2.00	(g)	80

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan High Yield Municipal Fund(1)	Class A, Class C, Class I and Class R6(2)	JPM I	Diversified
JPMorgan Municipal Income Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I and Class R6(3)	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and Class R6(3)	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

(1)	Effective November 1, 2018, JPMorgan Tax Aware High Income Fund changed its name to JPMorgan High Yield Municipal Fund.
(2)	Class R6 Shares commenced operations on November 1, 2018 for JPMorgan High Yield Municipal Fund.
(3)	Class R6 Shares commenced operations on October 1, 2018 for JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund.

The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

The investment objective of JPMorgan Municipal Income Fund (“Municipal Income Fund”) is to seek current income exempt from federal income taxes.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Tax Free Bond Fund acquired all the assets and liabilities of the JPMorgan Tax Aware Income Opportunities Fund (“Tax Aware Income Opportunities Fund”) in a reorganization on May 4, 2018. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

136	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, including J.P. Morgan Funds, (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

High Yield Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$—	$—	$18	$18
Debt Securities
Municipal Bonds	—	318,067	—	318,067
Short-Term Investments
Investment Companies	33,926	—	—	33,926

Total Investments in Securities	$33,926	$318,067	$18	$352,011

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds
Colorado
Education	$—	$1,973	$—		$1,973
Hospital	—	1,001	—		1,001
Housing	—	338	—		338
Other Revenue	—	—	11		11

Total Colorado	—	3,312	11		3,323

Other Municipal Bonds	—	218,344	—		218,344

Total Municipal Bonds	—	221,656	11		221,667

Short-Term Investments
Investment Companies	5,168	—	—		5,168

Total Investments in Securities	$5,168	$221,656	$11		$226,835

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$158,731	$1,573,786	$—		$1,732,517

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds	$—	$449,233	$—		$449,233
Warrants	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Companies	17,312	—	—		17,312

Total Investments in Securities	$17,312	$449,233	$—		$466,545

Depreciation in Other Financial Instruments
Futures Contracts	$(22)	$—	$—		$(22)

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$165,136	$3,391,960	$—		$3,557,096

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	Value is zero.

There were no transfers into and out of level 3 for the six months ended August 31, 2019 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

138	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

C. Loan Assignments — The Funds may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the funds may be able to enforce their rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

At August 31, 2019, the Funds did not have any loan assignments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had when-issued securities, forward commitments or delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of August 31, 2019.

F. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2019 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts — Interest:
Average Notional Balance Short	$17,649
Ending Notional Balance Short	17,527

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended August 31, 2019.

H. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover. Amounts in the tables below are in thousands.

140	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

High Yield Municipal Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$12,206	$140,278	$118,558	$(3)	$3	$33,926	33,923	$185	$—

Municipal Income Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$14,034	$37,391	$46,257	$—	(c)	$—	(c)	$5,168	5,168	$78	$—

Short-Intermediate Municipal Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$47,778	$424,858	$313,917	$(3)	$15	$158,731	158,715	$724	$—

Tax Free Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$7,778	$147,318	$137,786	$—	(c)	$2	$17,312	17,310	$96	$—

Ultra-Short Municipal Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$106,738	$1,835,322	$1,776,947	$8	$15	$165,136	165,120	$858	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
(c)	Amount rounds to less than one thousand.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class R6		Total
High Yield Municipal Fund
Transfer agency fees	$1		$1		$1	$—	(a)	$3
Municipal Income Fund
Transfer agency fees	1		1		1	—	(a)	3
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1		—	(a)	6	2		9
Tax Free Bond Fund
Transfer agency fees	6		1		3	—	(a)	10
Ultra-Short Municipal Fund
Transfer agency fees	—	(a)	n/a		10	n/a		10

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
High Yield Municipal Fund	$8	$(8)
Municipal Income Fund	2	(2)
Short-Intermediate Municipal Bond Fund	(1,220)	1,220
Tax Free Bond Fund	(8)	8
Ultra-Short Municipal Fund	(329)	329

142	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

High Yield Municipal Fund	0.35%
Municipal Income Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I Shares and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge
High Yield Municipal Fund	$12
Municipal Income Fund	3
Short-Intermediate Municipal Bond Fund	1
Tax Free Bond Fund	10
Ultra-Short Municipal Fund	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
High Yield Municipal Fund	0.25%	0.25%	0.25%
Municipal Income Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
High Yield Municipal Fund	0.65%	1.15%	0.55%	0.45%
Municipal Income Fund	0.70	1.25	0.45	0.35
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20
Tax Free Bond Fund	0.67	1.25	0.45	0.40
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

The expense limitation agreements were in effect for the six months ended August 31, 2019 and are in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
High Yield Municipal Fund	$104	$67	$225	$396	$24
Municipal Income Fund	99	66	120	285	—
Short-Intermediate Municipal Bond Fund	735	489	620	1,844	2
Tax Free Bond Fund	92	61	352	505	—
Ultra-Short Municipal Fund	2,340	1,170	425	3,935	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

144	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended August 31, 2019 were as follows (amounts in thousands):

High Yield Municipal Fund	$13
Municipal Income Fund	6
Short-Intermediate Municipal Bond Fund	47
Tax Free Bond Fund	7
Ultra-Short Municipal Fund	66

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
High Yield Municipal Fund	$183,768	$27,853
Municipal Income Fund	28,581	6,972
Short-Intermediate Municipal Bond Fund	252,811	166,041
Tax Free Bond Fund	144,320	89,727
Ultra-Short Municipal Fund	1,232,649	859,940

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$334,065	$17,953	$7	$17,946
Municipal Income Fund	215,360	11,546	71	11,475
Short-Intermediate Municipal Bond Fund	1,678,266	54,342	91	54,251
Tax Free Bond Fund	431,676	34,893	46	34,847
Ultra-Short Municipal Fund	3,541,033	16,952	889	16,063

At February 28, 2019 the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
High Yield Municipal Fund	$164	$253
Short-Intermediate Municipal Bond Fund	14,453	1,093
Tax Free Bond Fund	4,382	3,332
Ultra-Short Municipal Fund	185	126

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019, the following Funds deferred to March 1, 2019 the net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
High Yield Municipal Fund	$(5)	$9
Municipal Income Fund	— (a)	112
Short-Intermediate Municipal Bond Fund	(721)	1,220
Tax Free Bond Fund	65	268
Ultra-Short Municipal Fund	3	25

(a)	Amount rounds to less than one thousand.

During the year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
High Yield Municipal Fund	$25	$94

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

146	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
High Yield Municipal Fund	1	17.8%	4	47.0%
Municipal Income Fund	1	61.6	1	12.6
Short-Intermediate Municipal Bond Fund	1	90.9	—	—
Tax Free Bond Fund	1	56.7	1	11.7
Ultra-Short Municipal Fund	1	94.2	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, forward foreign currency exchange contracts, TBA securities and insurance linked securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Business Combinations

At a meeting held November 14-15, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Tax Aware Income Opportunities Fund (the “Target Fund”), a fund of JPM I, into Tax Free Bond Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on May 4, 2018. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Class I shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $102,702,000 and identified cost of approximately $103,125,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of May 4, 2018, the Target Fund had net capital loss carryforwards of $4,414,866.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware Income Opportunities Fund				$(424)
Class A	2,145	$21,528	$10.04
Class C	635	6,298	9.92
Class I	7,654	76,798	10.03

Acquiring Fund
Tax Free Bond Fund				$12,230
Class A	10,401	$122,768	$11.80
Class C	2,106	24,650	11.70
Class I	14,107	165,807	11.75

Post Reorganization
Tax Free Bond Fund				$11,806
Class A	12,225	$144,296	$11.80
Class C	2,644	30,948	11.70
Class I	20,641	242,605	11.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on March 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2019, are as follows:

Net investment income (loss)	$13,209
Net realized/unrealized gains (losses)	(1,761)

Change in net assets resulting from operations	$11,448

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since May 4, 2018.

148	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan High Yield Municipal Fund
Class A
Actual	$1,000.00	$1,086.30	$3.36	0.64%
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class C
Actual	1,000.00	1,083.90	5.97	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class I
Actual	1,000.00	1,087.90	2.83	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,088.40	2.31	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan Municipal Income Fund
Class A
Actual	1,000.00	1,047.70	3.60	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class C
Actual	1,000.00	1,045.20	6.43	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class I
Actual	1,000.00	1,049.30	2.32	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,049.90	1.80	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	$1,000.00	$1,034.00	$3.58	0.70%
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class C
Actual	1,000.00	1,030.00	6.12	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class I
Actual	1,000.00	1,035.10	1.23	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	1,036.40	0.97	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

JPMorgan Tax Free Bond Fund
Class A
Actual	1,000.00	1,067.80	3.48	0.67
Hypothetical	1,000.00	1,021.77	3.40	0.67
Class C
Actual	1,000.00	1,064.40	6.49	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class I
Actual	1,000.00	1,069.20	2.34	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,068.60	2.08	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40

JPMorgan Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,010.90	2.27	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class I
Actual	1,000.00	1,011.90	1.26	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

150	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which as a result, will receive float benefits for certain J.P. Morgan funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

152	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

The Trustees noted that, upon their direction, the Chief Compliance Officer for the High Yield Municipal Fund and Ultra-Short Municipal Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees also considered the Funds’ performance in light of their investment strategies and high-quality focus as compared to those of the Peer Group and/or Universe which included competitor funds that did not have a similar focus. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the

Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including standard deviation, Sharpe ratio, credit quality, and duration compared to customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the High Yield Municipal Fund’s performance for Class A shares was in the second, fifth and fifth quintiles based upon the Peer Group, and in the third, fifth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third and fifth quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2018, respectively, and in the third, fifth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, including changes to the investment strategy that went into effect on November 1, 2018, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Municipal Income Fund’s performance for Class A shares was in the second, fifth, and fourth quintiles based upon the Peer Group, for the one-, three, and five-year periods ended December 31, 2018, respectively, and in the fourth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. The

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of their regular meetings over the course of next year.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group, for each of the one-, three-, and five-year periods ended December 31, 2018, and in the fourth, fourth, and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second, and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Tax Free Bond Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, for each of the one-, three, and five-year periods ended December 31, 2018, and in the fourth, fourth, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Ultra-Short Municipal Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2018. The Trustees notes that the performance for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, concluded that the performance was satisfactory, under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by

Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered, the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the High Yield Municipal Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Municipal Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile for both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

154	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile for both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Ultra-Short Municipal Fund’s net advisory fee and actual total expenses for Class A shares and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	155

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-MUNIBOND-819

J.P. Morgan Income Funds

Semi Annual Report

August 31, 2019

(Unaudited)

JPMorgan High Yield Opportunities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JPMorgan High Yield Opportunities Fund

Fund Summary

Six Months Ended August 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	4.26%
Bloomberg Barclays Global Aggregate Bond Index – Hedged USD	7.98%
Net Assets as of 8/31/2019	$28,678,922
Duration as of 8/31/2019	2.6 years

INVESTMENT OBJECTIVE** AND STRATEGIES

The JPMorgan High Yield Opportunities Fund (the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective. The Fund invests in a diversified portfolio of high yield (also known as “junk bonds”) corporate debt securities and instruments from developed markets. The Fund allocates assets between U.S. and non-U.S. developed markets depending on investment opportunities.

PORTFOLIO COMPOSITION***
Corporate Bonds	81.8%
Loan Assignments	5.9
Investment of cash collateral from securities loaned	2.2
Convertible Bonds	1.7
Others (each less than 1.0%)	1.0
Short-Term Investment	7.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

JPMorgan High Yield Opportunities Fund

Fund Summary

Six Months Ended August 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION

CLASS A SHARES	November 1, 2016

With Sales Charge**		0.17%	1.82%	4.58%

Without Sales Charge		4.04	5.77	6.01

CLASS C SHARES	November 1, 2016

With CDSC***		2.75	4.19	5.42

Without CDSC		3.75	5.19	5.42

CLASS I SHARES	November 1, 2016	4.26	5.99	6.22

CLASS R6 SHARES	November 1, 2016	4.25	6.19	6.43

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter

JPMorgan High Yield Opportunities Fund

Fund Summary

Six Months Ended August 31, 2019 (Unaudited) (continued)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Opportunities Fund and the Bloomberg Barclays Global Aggregate Index - Hedged USD from November 1, 2016 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index - Hedged USD does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index - Hedged USD provides a broad-based measure of the international fixed-income bond market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount ($)	Value ($)

CORPORATE BONDS - 83.5%

Aerospace & Defense - 0.9%
Arconic, Inc. 5.90%, 2/1/2027		150,000	167,304
BWX Technologies, Inc. 5.38%, 7/15/2026(a)		10,000	10,575
TransDigm, Inc. 6.25%, 3/15/2026(a)		45,000	48,543
Triumph Group, Inc. 7.75%, 8/15/2025		35,000	35,087

			261,509

Air Freight & Logistics - 0.3%
XPO Logistics, Inc.
6.50%, 6/15/2022(a)		75,000	76,645
6.13%, 9/1/2023(a)		5,000	5,170

			81,815

Auto Components - 3.2%
Adient Global Holdings Ltd. 4.88%, 8/15/2026(a)		200,000	154,500
Adient US LLC 7.00%, 5/15/2026(a)		40,000	40,900
Allison Transmission, Inc.
5.00%, 10/1/2024(a)		30,000	30,865
4.75%, 10/1/2027(a)		30,000	30,750
5.88%, 6/1/2029(a)		25,000	26,813
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025		65,000	61,099
6.25%, 3/15/2026		100,000	92,750
6.50%, 4/1/2027		35,000	32,112
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026(a)		110,000	94,325
Dana Financing Luxembourg SARL 6.50%, 6/1/2026(a)		155,000	162,362
Delphi Technologies plc 5.00%, 10/1/2025(a)		120,000	103,500
Panther BF Aggregator 2 LP 6.25%, 5/15/2026(a)		35,000	36,313
Tenneco, Inc.
5.38%, 12/15/2024(b)		35,000	30,100
5.00%, 7/15/2026		33,000	25,637

			922,026

Banks - 0.2%
Citigroup, Inc.
Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%, 11/15/2019(c)(d)(e)		20,000	20,100
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020(c)(d)(e)		25,000	25,219

			45,319

Beverages - 0.4%
Sunshine Mid BV (Netherlands) 6.50%, 5/15/2026(f)	EUR	100,000	116,878

Building Products - 1.0%
American Woodmark Corp. 4.88%, 3/15/2026(a)		65,000	65,325

Investments		Principal Amount ($)	Value ($)
JELD-WEN, Inc.
4.63%, 12/15/2025(a)		35,000	34,300
4.88%, 12/15/2027(a)		30,000	29,025
Masonite International Corp. 5.38%, 2/1/2028(a)		30,000	31,650
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026(a)		35,000	37,712
Standard Industries, Inc. 4.75%, 1/15/2028(a)		75,000	75,375

			273,387

Capital Markets - 0.1%
MSCI, Inc. 5.38%, 5/15/2027(a)		30,000	32,265

Chemicals - 3.4%
CeramTec BondCo GmbH (Germany) 5.25%, 12/15/2025(a)	EUR	100,000	113,329
Chemours Co. (The)
6.63%, 5/15/2023		55,000	55,962
7.00%, 5/15/2025		20,000	19,750
Gates Global LLC 6.00%, 7/15/2022(a)		71,000	70,645
GCP Applied Technologies, Inc. 5.50%, 4/15/2026(a)		80,000	81,800
Hexion, Inc. 7.88%, 7/15/2027(a)		20,000	19,350
INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024(a)(b)		200,000	203,462
NOVA Chemicals Corp. (Canada)
4.88%, 6/1/2024(a)		45,000	46,181
5.25%, 6/1/2027(a)		20,000	20,875
Rain CII Carbon LLC 7.25%, 4/1/2025(a)		60,000	56,400
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/2023		100,000	103,548
5.25%, 12/15/2026		65,000	67,437
Trinseo Materials Operating SCA 5.38%, 9/1/2025(a)		70,000	65,800
Venator Finance SARL 5.75%, 7/15/2025(a)		45,000	37,580

			962,119

Commercial Services & Supplies - 1.0%
ACCO Brands Corp. 5.25%, 12/15/2024(a)		70,000	71,837
Aramark Services, Inc. 5.00%, 2/1/2028(a)		75,000	77,906
Clean Harbors, Inc. 4.88%, 7/15/2027(a)		15,000	15,863
Verisure Midholding AB (Sweden) 5.75%, 12/1/2023(f)	EUR	100,000	113,752

			279,358

Communications Equipment - 0.8%
CommScope Technologies LLC 6.00%, 6/15/2025(a)		150,000	133,875
CommScope, Inc.
6.00%, 3/1/2026(a)		50,000	50,925
8.25%, 3/1/2027(a)		40,000	39,200

			224,000

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount ($)	Value ($)
Consumer Finance - 0.1%
Springleaf Finance Corp.
7.13%, 3/15/2026		15,000	17,107
6.63%, 1/15/2028		21,000	23,048

			40,155

Containers & Packaging - 3.2%
Ardagh Packaging Finance plc (Ireland) 6.00%, 2/15/2025(a)		200,000	208,875
Berry Global, Inc.
4.88%, 7/15/2026(a)		70,000	73,500
5.63%, 7/15/2027(a)		25,000	26,250
Crown European Holdings SA 2.63%, 9/30/2024(f)	EUR	100,000	119,291
Greif, Inc. 6.50%, 3/1/2027(a)		40,000	42,000
LABL Escrow Issuer LLC
6.75%, 7/15/2026(a)		50,000	51,375
10.50%, 7/15/2027(a)		40,000	40,400
Reynolds Group Issuer, Inc. 5.75%, 10/15/2020		96,911	97,153
(ICE LIBOR USD 3 Month + 3.50%), 5.80%, 7/15/2021(a)(d)		50,000	49,937
Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026(a)(g)		200,000	211,500

			920,281

Diversified Consumer Services - 0.6%
Service Corp. International
7.50%, 4/1/2027		110,000	132,000
5.13%, 6/1/2029		35,000	37,450

			169,450

Diversified Telecommunication Services - 8.5%
Altice France SA (France) 7.38%, 5/1/2026(a)		200,000	213,500
CCO Holdings LLC
5.88%, 4/1/2024(a)		240,000	249,900
5.75%, 2/15/2026(a)		465,000	492,319
5.50%, 5/1/2026(a)		40,000	42,150
5.13%, 5/1/2027(a)		35,000	37,012
5.88%, 5/1/2027(a)		32,000	34,080
CenturyLink, Inc. Series Y, 7.50%, 4/1/2024 5.63%, 4/1/2025		20,000 155,000	22,200 158,487
Cincinnati Bell, Inc.
7.00%, 7/15/2024(a)		30,000	27,375
8.00%, 10/15/2025(a)		15,000	13,167
Frontier Communications Corp.
7.13%, 1/15/2023		100,000	51,000
11.00%, 9/15/2025		80,000	40,600
8.50%, 4/1/2026(a)		35,000	34,037
8.00%, 4/1/2027(a)		45,000	46,913
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 8/1/2023		145,000	131,950
8.00%, 2/15/2024(a)		100,000	104,125
8.50%, 10/15/2024(a)		100,000	99,250
9.75%, 7/15/2025(a)		75,000	76,969

Investments		Principal Amount ($)	Value ($)
Sprint Capital Corp. 8.75%, 3/15/2032		245,000	306,858
Telecom Italia Capital SA (Italy) 6.38%, 11/15/2033		25,000	26,437
Telecom Italia SpA (Italy) 3.63%, 5/25/2026(f)	EUR	100,000	120,247
Windstream Services LLC 9.00%, 6/30/2025(a)(h)		199,000	115,420

			2,443,996

Electrical Equipment - 0.5%
Sensata Technologies BV
4.88%, 10/15/2023(a)		135,000	141,629
5.63%, 11/1/2024(a)		5,000	5,425

			147,054

Electronic Equipment, Instruments & Components - 0.6%
Anixter, Inc. 6.00%, 12/1/2025		30,000	33,150
Belden, Inc. 2.88%, 9/15/2025(f)	EUR	100,000	112,065
MTS Systems Corp. 5.75%, 8/15/2027(a)		15,000	15,675

			160,890

Energy Equipment & Services - 0.9%
Archrock Partners LP 6.00%, 10/1/2022		30,000	30,478
Calfrac Holdings LP (Canada) 8.50%, 6/15/2026(a)		35,000	22,050
Nabors Industries, Inc. 5.75%, 2/1/2025		60,000	48,000
Precision Drilling Corp. (Canada)
7.75%, 12/15/2023		35,000	34,562
7.13%, 1/15/2026(a)		30,000	26,775
Transocean Guardian Ltd. 5.88%, 1/15/2024(a)		26,700	26,934
Transocean Pontus Ltd. 6.13%, 8/1/2025(a)		11,570	11,731
Transocean, Inc.
7.25%, 11/1/2025(a)		35,000	31,850
7.50%, 1/15/2026(a)		30,000	27,375

			259,755

Entertainment - 0.8%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/2025		30,000	28,500
Ascend Learning LLC 6.88%, 8/1/2025(a)		59,000	61,139
Netflix, Inc.
4.88%, 4/15/2028		70,000	73,237
5.88%, 11/15/2028		47,000	52,581
5.38%, 11/15/2029(a)		25,000	27,188

			242,645

Equity Real Estate Investment Trusts (REITs) - 2.4%
CoreCivic, Inc. 4.63%, 5/1/2023		75,000	72,375
GEO Group, Inc. (The)
5.13%, 4/1/2023		125,000	112,344
5.88%, 10/15/2024		20,000	17,600
GLP Capital LP
5.25%, 6/1/2025		45,000	49,476
5.75%, 6/1/2028		45,000	51,139

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount ($)	Value ($)
Iron Mountain, Inc. 5.75%, 8/15/2024		65,000	65,812
MGM Growth Properties Operating
Partnership LP
5.63%, 5/1/2024		35,000	38,237
5.75%, 2/1/2027(a)		24,000	26,495
4.50%, 1/15/2028		10,000	10,225
RHP Hotel Properties LP 5.00%, 4/15/2021		50,000	50,063
Uniti Group LP
6.00%, 4/15/2023(a)		100,000	95,250
8.25%, 10/15/2023(b)		30,000	26,550
7.13%, 12/15/2024(a)		10,000	8,400
VICI Properties 1 LLC 8.00%, 10/15/2023		53,880	58,864

			682,830

Food & Staples Retailing - 0.4%
Albertsons Cos. LLC 5.75%, 3/15/2025		40,000	41,000
Rite Aid Corp. 6.13%, 4/1/2023(a)		110,000	88,825

			129,825

Food Products - 0.9%
Post Holdings, Inc.
5.50%, 3/1/2025(a)		60,000	62,775
5.75%, 3/1/2027(a)		10,000	10,625
5.63%, 1/15/2028(a)		25,000	26,625
Sigma Holdco BV (Netherlands) 5.75%, 5/15/2026(f)	EUR	100,000	108,641
TreeHouse Foods, Inc. 6.00%, 2/15/2024(a)		50,000	51,938

			260,604

Gas Utilities - 0.4%
AmeriGas Partners LP
5.50%, 5/20/2025		30,000	31,725
5.88%, 8/20/2026		65,000	70,587

			102,312

Health Care Equipment & Supplies - 0.4%
Hill-Rom Holdings, Inc. 5.00%, 2/15/2025(a)		90,000	92,475
Hologic, Inc. 4.38%, 10/15/2025(a)		35,000	35,788

			128,263

Health Care Providers & Services - 7.3%
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023(a)(b)		75,000	65,719
BCPE Cycle Merger Sub II, Inc. 10.63%, 7/15/2027(a)		55,000	53,625
Community Health Systems, Inc. 8.63%, 1/15/2024(a)		65,000	65,000
DaVita, Inc. 5.00%, 5/1/2025		122,000	122,152
Encompass Health Corp. 5.75%, 11/1/2024		107,000	108,338
Envision Healthcare Corp. 8.75%, 10/15/2026(a)		105,000	57,225
HCA, Inc.
5.38%, 2/1/2025		530,000	588,300
5.88%, 2/15/2026		305,000	347,929

Investments	Principal Amount ($)	Value ($)
5.38%, 9/1/2026	65,000	72,475
5.63%, 9/1/2028	30,000	34,134
5.88%, 2/1/2029	15,000	17,269
Syneos Health, Inc. 7.50%, 10/1/2024(a)	31,000	32,240
Tenet Healthcare Corp.
8.13%, 4/1/2022	95,000	102,353
6.75%, 6/15/2023	110,000	113,025
4.63%, 7/15/2024	30,000	30,862
4.63%, 9/1/2024(a)	15,000	15,450
7.00%, 8/1/2025	10,000	10,100
4.88%, 1/1/2026(a)	120,000	123,312
6.25%, 2/1/2027(a)	63,000	65,363
5.13%, 11/1/2027(a)	60,000	62,025

		2,086,896

Hotels, Restaurants & Leisure - 4.5%
Boyd Gaming Corp. 6.00%, 8/15/2026	35,000	36,969
Boyne USA, Inc. 7.25%, 5/1/2025(a)	15,000	16,369
Cedar Fair LP 5.25%, 7/15/2029(a)	10,000	10,850
Constellation Merger Sub, Inc. 8.50%, 9/15/2025(a)(b)	45,000	38,250
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025(a)	100,000	103,375
Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	54,000	56,997
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	10,000	10,625
Hilton Worldwide Finance LLC
4.63%, 4/1/2025	70,000	72,275
4.88%, 4/1/2027	10,000	10,525
Jack Ohio Finance LLC 6.75%, 11/15/2021(a)	80,000	81,800
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	65,000	70,148
MGM Resorts International
5.75%, 6/15/2025	50,000	55,064
4.63%, 9/1/2026	390,000	403,650
5.50%, 4/15/2027	70,000	75,862
Sabre GLBL, Inc. 5.38%, 4/15/2023(a)	95,000	97,375
Six Flags Entertainment Corp. 4.88%, 7/31/2024(a)	5,000	5,175
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026(a)	25,000	26,531
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	120,000	126,600

		1,298,440

Household Durables - 0.4%
Tempur Sealy International, Inc. 5.63%, 10/15/2023	120,000	123,600

Household Products - 1.4%
Central Garden & Pet Co.
6.13%, 11/15/2023	100,000	103,750
5.13%, 2/1/2028	40,000	40,200
Energizer Holdings, Inc.
5.50%, 6/15/2025(a)	50,000	50,653
7.75%, 1/15/2027(a)	95,000	103,906

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($)	Value ($)
Kronos Acquisition Holdings, Inc. (Canada)
9.00%, 8/15/2023(a)	15,000	13,237
Spectrum Brands, Inc. 5.75%, 7/15/2025	95,000	98,800

		410,546

Independent Power and Renewable Electricity Producers - 0.6%
AES Corp. 5.50%, 4/15/2025	55,000	57,408
Calpine Corp. 5.25%, 6/1/2026(a)	20,000	20,250
NRG Energy, Inc. 6.63%, 1/15/2027	22,000	23,760
Vistra Energy Corp. 5.88%, 6/1/2023	80,000	81,600

		183,018

IT Services - 0.7%
Cogent Communications Group, Inc. 5.38%, 3/1/2022(a)	60,000	62,250
Gartner, Inc. 5.13%, 4/1/2025(a)	25,000	26,218
Zayo Group LLC 6.38%, 5/15/2025	100,000	102,875

		191,343

Leisure Products - 0.9%
Mattel, Inc. 6.75%, 12/31/2025(a)	135,000	138,713
Vista Outdoor, Inc. 5.88%, 10/1/2023(b)	120,000	108,374

		247,087

Life Sciences Tools & Services - 0.3%
Avantor, Inc. 6.00%, 10/1/2024(a)	70,000	75,075

Machinery - 1.7%
Colfax Corp. 6.00%, 2/15/2024(a)	10,000	10,663
EnPro Industries, Inc. 5.75%, 10/15/2026	38,000	39,805
Hillman Group, Inc. (The) 6.38%, 7/15/2022(a)	55,000	48,950
Mueller Water Products, Inc. 5.50%, 6/15/2026(a)	20,000	21,050
RBS Global, Inc. 4.88%, 12/15/2025(a)	20,000	20,600
SPX FLOW, Inc.
5.63%, 8/15/2024(a)	45,000	46,969
5.88%, 8/15/2026(a)	15,000	15,825
Stevens Holding Co., Inc. 6.13%, 10/1/2026(a)	25,000	26,000
Terex Corp. 5.63%, 2/1/2025(a)	85,000	86,493
TriMas Corp. 4.88%, 10/15/2025(a)	30,000	30,375
Wabash National Corp. 5.50%, 10/1/2025(a)	45,000	44,377
Welbilt, Inc.

Investments		Principal Amount ($)	Value ($)
9.50%, 2/15/2024		100,000	107,375

			498,482

Media - 10.0%
Altice Luxembourg SA (Luxembourg)
7.25%, 5/15/2022(f)	EUR	23,590	26,528
10.50%, 5/15/2027(a)		200,000	217,500
AMC Networks, Inc.
5.00%, 4/1/2024		45,000	46,350
Clear Channel Worldwide Holdings, Inc.
Series B, 6.50%, 11/15/2022		305,000	311,609
9.25%, 2/15/2024(a)		128,000	140,320
5.13%, 8/15/2027(a)		50,000	52,313
CSC Holdings LLC
10.88%, 10/15/2025(a)		200,000	227,000
DISH DBS Corp.
5.00%, 3/15/2023		175,000	171,719
5.88%, 11/15/2024		465,000	442,354
7.75%, 7/1/2026		60,000	58,950
Entercom Media Corp.
7.25%, 11/1/2024(a)(b)		50,000	50,812
6.50%, 5/1/2027(a)		25,000	25,875
GCI LLC
6.63%, 6/15/2024(a)		20,000	21,350
6.88%, 4/15/2025		20,000	21,000
Gray Television, Inc.
7.00%, 5/15/2027(a)		35,000	38,271
iHeartCommunications, Inc.
6.38%, 5/1/2026		9,018	9,739
8.38%, 5/1/2027		16,344	17,631
5.25%, 8/15/2027(a)		30,000	31,543
Meredith Corp.
6.88%, 2/1/2026		60,000	63,300
Midcontinent Communications
5.38%, 8/15/2027(a)		20,000	20,761
Nexstar Broadcasting, Inc.
5.63%, 8/1/2024(a)		25,000	26,000
Nexstar Escrow, Inc.
5.63%, 7/15/2027(a)		35,000	36,487
Outfront Media Capital LLC
5.00%, 8/15/2027(a)		30,000	31,012
Scripps Escrow, Inc.
5.88%, 7/15/2027(a)		15,000	15,131
Sinclair Television Group, Inc.
5.63%, 8/1/2024(a)		100,000	103,000
Sirius XM Radio, Inc.
4.63%, 7/15/2024(a)		45,000	46,969
5.38%, 4/15/2025(a)		120,000	124,500
5.38%, 7/15/2026(a)		10,000	10,562
Telenet Finance VI Luxembourg SCA (Luxembourg)
4.88%, 7/15/2027(f)	EUR	70,000	84,435
Videotron Ltd. (Canada)
5.38%, 6/15/2024(a)		200,000	216,000
5.13%, 4/15/2027(a)		25,000	26,313
Ziggo Bond Co. BV (Netherlands)
4.63%, 1/15/2025(f)	EUR	125,000	142,279

			2,857,613

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($)	Value ($)
Metals & Mining - 1.5%
Alcoa Nederland Holding BV 6.75%, 9/30/2024(a)	200,000	210,000
Freeport-McMoRan, Inc.
3.88%, 3/15/2023	100,000	101,040
4.55%, 11/14/2024	40,000	40,393
Novelis Corp. 5.88%, 9/30/2026(a)	65,000	68,656

		420,089

Multiline Retail - 0.4%
Neiman Marcus Group Ltd. LLC 14.00% (Blend (cash 8.00% + PIK 6.00%)),
4/25/2024(a)(i)	95,000	61,338
8.00%, 10/25/2024(a)	37,000	12,580
8.75%, 10/25/2024(a)	138,857	47,906

		121,824

Oil, Gas & Consumable Fuels - 6.6%
Andeavor Logistics LP 5.25%, 1/15/2025	20,000	21,031
Antero Midstream Partners LP
5.38%, 9/15/2024	40,000	37,700
5.75%, 1/15/2028(a)	10,000	9,075
Blue Racer Midstream LLC
6.13%, 11/15/2022(a)	80,000	80,400
6.63%, 7/15/2026(a)	25,000	24,609
Brazos Valley Longhorn LLC 6.88%, 2/1/2025	65,000	57,850
Carrizo Oil & Gas, Inc. 8.25%, 7/15/2025	15,000	14,550
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	35,000	39,025
5.13%, 6/30/2027	30,000	33,112
Chesapeake Energy Corp.
8.00%, 1/15/2025	75,000	56,812
8.00%, 6/15/2027	35,000	25,288
Covey Park Energy LLC 7.50%, 5/15/2025(a)	55,000	39,050
Crestwood Midstream Partners LP
6.25%, 4/1/2023(g)	50,000	50,875
5.63%, 5/1/2027(a)	30,000	29,990
DCP Midstream Operating LP 5.38%, 7/15/2025	16,000	16,920
Denbury Resources, Inc. 9.25%, 3/31/2022(a)	48,000	40,320
EnLink Midstream LLC 5.38%, 6/1/2029	14,000	13,699
EnLink Midstream Partners LP
4.40%, 4/1/2024	40,000	39,600
4.85%, 7/15/2026	20,000	19,600
EP Energy LLC
9.38%, 5/1/2024(a)	105,000	7,875
8.00%, 11/29/2024(a)	35,000	15,050
8.00%, 2/15/2025(a)	15,000	1,125
7.75%, 5/15/2026(a)	165,000	137,775
Gulfport Energy Corp.
6.63%, 5/1/2023	25,000	20,250
6.00%, 10/15/2024	15,000	10,913
6.38%, 5/15/2025	30,000	21,600
6.38%, 1/15/2026	35,000	25,200

Investments	Principal Amount ($)	Value ($)
Halcon Resources Corp. 6.75%, 2/15/2025	65,000	8,125
Hess Infrastructure Partners LP 5.63%, 2/15/2026(a)	20,000	20,700
Jagged Peak Energy LLC 5.88%, 5/1/2026	20,000	20,070
MEG Energy Corp. (Canada)
7.00%, 3/31/2024(a)	105,000	99,881
6.50%, 1/15/2025(a)	45,000	45,225
NGPL PipeCo LLC 4.38%, 8/15/2022(a)	35,000	36,050
Oasis Petroleum, Inc.
6.88%, 1/15/2023	140,000	126,700
6.25%, 5/1/2026(a)	5,000	4,031
Parsley Energy LLC
5.38%, 1/15/2025(a)	20,000	20,400
5.25%, 8/15/2025(a)	50,000	50,750
Range Resources Corp. 4.88%, 5/15/2025	70,000	57,400
SM Energy Co. 6.63%, 1/15/2027	28,000	23,800
Southwestern Energy Co.
6.20%, 1/23/2025(g)	50,000	43,750
7.50%, 4/1/2026	20,000	17,504
7.75%, 10/1/2027	15,000	13,050
Summit Midstream Holdings LLC 5.75%, 4/15/2025	25,000	21,443
Targa Resources Partners LP
4.25%, 11/15/2023	100,000	99,875
6.75%, 3/15/2024	45,000	46,744
5.88%, 4/15/2026	35,000	36,662
6.50%, 7/15/2027(a)	21,000	22,785
5.00%, 1/15/2028	30,000	30,150
6.88%, 1/15/2029(a)	34,000	37,570
Whiting Petroleum Corp.
5.75%, 3/15/2021	15,000	14,028
6.63%, 1/15/2026	85,000	61,515
WPX Energy, Inc.
6.00%, 1/15/2022	15,000	15,412
8.25%, 8/1/2023	15,000	16,688
5.75%, 6/1/2026	21,000	21,788

		1,901,390

Personal Products - 0.3%
Coty, Inc. 6.50%, 4/15/2026(a)(b)	40,000	37,800
High Ridge Brands Co. 8.88%, 3/15/2025(a)	50,000	4,750
Prestige Brands, Inc. 6.38%, 3/1/2024(a)	55,000	57,612

		100,162

Pharmaceuticals - 3.9%
Bausch Health Americas, Inc. 8.50%, 1/31/2027(a)	26,000	28,859
Bausch Health Cos., Inc.
7.00%, 3/15/2024(a)	45,000	47,527
6.13%, 4/15/2025(a)	345,000	355,350
9.00%, 12/15/2025(a)	280,000	313,950
7.00%, 1/15/2028(a)	35,000	36,678

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount ($)	Value ($)
Mallinckrodt International Finance SA
5.63%, 10/15/2023(a)(b)		100,000	51,000
Nidda BondCo GmbH (Germany)
5.00%, 9/30/2025(f)	EUR	100,000	112,255
Par Pharmaceutical, Inc.
7.50%, 4/1/2027(a)		65,000	60,613
Rossini SARL (Italy)
6.75%, 10/30/2025(f)	EUR	100,000	120,050

			1,126,282

Road & Rail - 2.0%
Algeco Global Finance plc (United Kingdom) 6.50%, 2/15/2023(f)	EUR	100,000	113,899
Avis Budget Car Rental LLC
6.38%, 4/1/2024(a)(b)		175,000	182,875
Hertz Corp. (The)
7.63%, 6/1/2022(a)		70,000	72,891
6.25%, 10/15/2022		15,000	15,169
5.50%, 10/15/2024(a)		125,000	122,500
7.13%, 8/1/2026(a)		55,000	56,128

			563,462

Semiconductors & Semiconductor Equipment - 0.2%
Entegris, Inc. 4.63%, 2/10/2026(a)		45,000	46,350

Software - 1.7%
ACI Worldwide, Inc. 5.75%, 8/15/2026(a)		41,000	43,050
CDK Global, Inc. 5.25%, 5/15/2029(a)		23,000	23,747
Infor US, Inc. 6.50%, 5/15/2022		335,000	340,444
Informatica LLC 7.13%, 7/15/2023(a)		70,000	71,225

			478,466

Specialty Retail - 1.3%
PetSmart, Inc.
7.13%, 3/15/2023(a)		90,000	83,700
5.88%, 6/1/2025(a)		111,000	108,780
8.88%, 6/1/2025(a)		35,000	32,725
Staples, Inc.
7.50%, 4/15/2026(a)		80,000	80,800
10.75%, 4/15/2027(a)		70,000	70,700

			376,705

Technology Hardware, Storage & Peripherals - 0.4%
NCR Corp.
5.75%, 9/1/2027(a)		55,000	58,083
6.13%, 9/1/2029(a)		55,000	58,376

			116,459

Textiles, Apparel & Luxury Goods - 0.3%
Hanesbrands, Inc. 4.88%, 5/15/2026(a)		30,000	31,626
William Carter Co. (The) 5.63%, 3/15/2027(a)		40,000	42,599

			74,225

Trading Companies & Distributors - 1.4%
Herc Holdings, Inc. 5.50%, 7/15/2027(a)		65,000	67,031
United Rentals North America, Inc. 4.63%, 10/15/2025		60,000	61,707

Investments		Principal Amount ($)	Value ($)
6.50%, 12/15/2026		90,000	97,875
5.50%, 5/15/2027		115,000	123,396
4.88%, 1/15/2028		40,000	41,950

			391,959

Wireless Telecommunication Services - 4.7%
Crystal Almond SARL (Greece) 10.00%, 11/1/2021(f)	EUR	80,000	91,299
Sprint Corp. 7.13%, 6/15/2024		15,000	16,582
7.63%, 2/15/2025		590,000	660,063
7.63%, 3/1/2026		15,000	16,856
Telefonica Europe BV (Spain) (EUR Swap Annual 8 Year + 2.97%),
3.88%, 6/22/2026(c)(d)(e)(f)	EUR	100,000	117,826
T-Mobile USA, Inc.
6.50%, 1/15/2024		95,000	99,011
6.50%, 1/15/2024‡		95,000	—
6.50%, 1/15/2026		160,000	172,000
6.50%, 1/15/2026‡		160,000	—
4.75%, 2/1/2028		105,000	110,510
4.75%, 2/1/2028‡		25,000	—
United States Cellular Corp. 6.70%, 12/15/2033		70,000	74,637

			1,358,784

TOTAL CORPORATE BONDS (Cost $23,811,757)			23,934,993

Investments		Principal Amount ($)	Value ($)

LOAN ASSIGNMENTS - 6.0%(j)

Chemicals - 0.3%
Starfruit US Holdco, 1st Lien Senior
Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.46%, 10/1/2025(d)		99,750	96,217

Communications Equipment - 0.2%
Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%),
4.61%, 7/2/2025(d)		59,739	59,441

Consumer Discretionary - 0.4%
Neiman Marcus Group Ltd. LLC, Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.73%, 10/25/2023(d)(k)		142,588	116,234

Containers & Packaging - 0.4%
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.59%, 4/3/2024(d)		107,800	104,684

Diversified Financial Services - 0.3%
Nestle Skin Health SA, 1st Lien Term
Loan B

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($)	Value ($)
(ICE LIBOR USD 3 Month + 4.00%), 4.00%, 7/17/2026(d)(k)	85,000	84,936

Electronic Equipment, Instruments & Components - 0.5%
II-VI, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 3.50%), 3.50%, 5/8/2026(d)(k)	135,000	134,325

Health Care Providers & Services - 0.9%
Air Medical Group Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 4.25%), 6.36%, 3/14/2025(d)	103,425	97,026
Envision Healthcare Corp., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 5.86%, 10/10/2025(d)	139,300	107,513
U.S. Renal Care, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 5.00%), 7.11%, 6/26/2026(d)	45,000	42,919

		247,458

Hotels, Restaurants & Leisure - 0.1%
MGM Resorts International, 1st Lien Term Loan A
(ICE LIBOR USD 1 Month + 2.00%), 4.11%, 12/21/2023(d)	45,000	44,587

Household Products - 0.1%
Kronos Acquisition Intermediate Inc., 1st Lien Term Loan B (Canada)
(ICE LIBOR USD 3 Month + 4.00%), 6.26%, 5/15/2023(d)	30,000	28,413

Leisure Products - 0.9%
Pure Fishing, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.50%), 6.83%, 12/22/2025(d)	154,613	139,924
Steinway Musical Instruments, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 5.95%, 2/14/2025(d)	133,313	130,813

		270,737

Machinery - 0.4%
Titan Acquisition Ltd., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.11%, 3/28/2025(d)	108,625	104,039

Materials - 0.2%
Gates Global LLC, 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 2.75%), 4.86%, 4/1/2024(d)(k)	65,000	63,317

Investments	Principal Amount ($)	Value ($)
Media - 0.1%
iHeartCommunications, Inc., Exit Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 6.23%, 5/1/2026(d)	31,106	31,176

Oil, Gas & Consumable Fuels - 0.7%
Epic Crude Services LP, 1st Lien Term Loan B
(ICE LIBOR USD 3 Month + 5.00%), 7.04%, 3/2/2026(d)	200,000	192,250

Pharmaceuticals - 0.2%
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.00%), 5.20%, 6/2/2025(d)	62,499	62,569

Real Estate Management & Development - 0.2%
CityCenter Holdings LLC, Term B Loan
(ICE LIBOR USD 1 Month + 2.25%), 4.36%, 4/18/2024(d)	59,059	59,013

Technology Hardware, Storage & Peripherals - 0.1%
Financial & Risk US Holdings, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 5.86%, 10/1/2025(d)	19,900	19,988

TOTAL LOAN ASSIGNMENTS (Cost $1,794,626)		1,719,384

Investments	Principal Amount ($)	Value ($)
CONVERTIBLE BONDS - 1.7%

Communications Equipment - 0.3%
Finisar Corp.
0.50%, 12/15/2036	100,000	96,959

Electronic Equipment, Instruments & Components - 0.4%
II-VI, Inc.
0.25%, 9/1/2022	100,000	106,900

Entertainment - 0.4%
Live Nation Entertainment, Inc.
2.50%, 3/15/2023	100,000	121,333

Media - 0.1%
DISH Network Corp. 3.38%, 8/15/2026	40,000	36,810

Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. 5.50%, 9/15/2026(g)	10,000	6,304
Oasis Petroleum, Inc. 2.63%, 9/15/2023	15,000	10,842

		17,146

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount ($)	Value ($)
Semiconductors & Semiconductor Equipment - 0.4%
ON Semiconductor Corp. 1.00%, 12/1/2020	100,000	113,307

TOTAL CONVERTIBLE BONDS (Cost $464,788)		492,455

Investments	Shares	Value ($)

COMMON STOCKS - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.7%
VICI Properties, Inc.	8,395	186,033

Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Corp.*	4,948	56,952

Media - 0.0%(l)
Clear Channel Outdoor Holdings, Inc.*	3,750	9,750

TOTAL COMMON STOCKS (Cost $207,329)		252,735

Investments	Shares	Value ($)

PREFERRED STOCKS - 0.1%

Internet & Direct Marketing Retail - 0.1%
MYT Holding Co. (Preference), 10.00%, 6/7/2029*(a) (Cost $34,074)	35,867	33,715

Investments	No. of Warrants	Value ($)

WARRANTS - 0.1%

Wireless Telecommunication Services - 0.1%
iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD*‡ (Cost $28,550)	1,595	20,735

Investments	Shares	Value ($)

SHORT-TERM INVESTMENTS - 7.5%

INVESTMENT COMPANIES - 7.5%
JPMorgan U.S. Government Money
Market Fund Class Institutional
Shares, 1.99%(m)(n)(Cost $2,161,943)	2,161,943	2,161,943

Investments	Shares	Value ($)

INVESTMENT OF CASH COLLATERAL FROM SECURITIES LOANED - 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05%(m)(n)(Cost $656,782)	656,782	656,782

Total Investments - 102.1% (Cost $29,159,849)		29,272,742

Investments	Value ($)
Liabilities in Excess of Other Assets - (2.1)%	(593,820)

Net Assets - 100.0%	28,678,922

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations
EUR	Euro
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is $630,881.
(c)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(h)	Defaulted security.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	All or a portion of this security is unsettled as of August 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(l)	Amount rounds to less than 0.1% of net assets.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of August 31, 2019:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 5 Year Note	(6)	12/2019	USD	(720,000)	(841)
U.S. Treasury 10 Year Note	(4)	12/2019	USD	(527,125)	(665)

					(1,506)

Abbreviations
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2019:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	10,420	EUR	9,343	Barclays Bank plc	9/4/2019	152
USD	1,670,950	EUR	1,494,899	Goldman Sachs International	9/4/2019	27,980
USD	1,005,729	EUR	900,046	HSBC Bank, NA	9/4/2019	16,534
USD	10,101	EUR	9,065	Merrill Lynch International	9/4/2019	138
USD	6,098	EUR	5,497	State Street Corp.	9/4/2019	56
USD	3,458	EUR	3,125	Australia & New Zealand Banking Group Ltd.	10/3/2019	16
USD	4,853	EUR	4,374	Barclays Bank plc	10/3/2019	35
USD	4,263	EUR	3,842	Goldman Sachs International	10/3/2019	31
USD	1,664,436	EUR	1,499,156	HSBC Bank, NA	10/3/2019	13,009
USD	2,818	EUR	2,531	Merrill Lynch International	10/3/2019	30

Total unrealized appreciation						57,981

EUR	5,699	USD	6,373	Barclays Bank plc	9/4/2019	(109)
EUR	1,499,156	USD	1,660,663	HSBC Bank, NA	9/4/2019	(13,016)
EUR	9,811	USD	10,980	Merrill Lynch International	9/4/2019	(197)
EUR	898,555	USD	1,004,625	Standard Chartered Bank	9/4/2019	(17,068)
EUR	5,630	USD	6,316	State Street Corp.	9/4/2019	(129)

Total unrealized depreciation						(30,519)

Net unrealized appreciation						27,462

Abbreviations
EUR	Euro
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

JPMorgan High Yield Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$26,454,017
Investments in affiliates, at value	2,161,943
Investment of cash collateral received from securities loaned, at value (Note 2.E.)	656,782
Cash	6,714
Foreign currency, at value	29,463
Deposits at broker for futures contracts	30,000
Receivables:
Interest from non-affiliates	383,226
Dividends from affiliates	4,153
Tax reclaims	7,195
Securities lending income (Note 2.E.)	318
Variation margin on centrally cleared swaps	23,900
Unrealized appreciation on forward foreign currency exchange contracts	57,981
Due from Adviser	689

Total Assets	29,816,381

LIABILITIES:
Payables:
Investment securities purchased	340,340
Collateral received on securities loaned (Note 2.E.)	656,782
Variation margin on futures contracts	1,328
Unrealized depreciation on forward foreign currency exchange contracts	30,519
Accrued liabilities:
Distribution fees	20
Service fees	3,581
Custodian and accounting fees	10,610
Trustees’ and Chief Compliance Officer’s fees	403
Audit fees	75,916
Other	17,960

Total Liabilities	1,137,459

Net Assets	$28,678,922

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

JPMorgan High Yield Opportunities Fund
NET ASSETS:
Paid-in-Capital	$28,649,901
Total distributable earnings (loss)	29,021

Total Net Assets	$28,678,922

Net Assets:
Class A	$23,579
Class C	23,214
Class I	28,608,282
Class R6	23,847

Total	$28,678,922

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,354
Class C	2,318
Class I	2,856,499
Class R6	2,381

Net Asset Value (a):

Class A - Redemption price per share	$10.02
Class C - Offering price per share (b)	10.02
Class I - Offering and redemption price per share	10.02
Class R6 - Offering and redemption price per share	10.02
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.41

Cost of investments in non-affiliates	$26,341,124
Cost of investments in affiliates	2,161,943
Cost of foreign currency	29,777
Investment securities on loan, at value	630,881
Cost of investment of cash collateral	656,782

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

JPMorgan High Yield Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$820,073
Interest income from affiliates	12
Dividend income from non-affiliates	4,827
Dividend income from affiliates	17,957
Income from securities lending (net)	3,934
Foreign taxes withheld	3,192

Total investment income	849,995

EXPENSES:
Investment advisory fees	82,220
Administration fees	10,887
Distribution fees:
Class A	29
Class C	87
Service fees:
Class A	29
Class C	29
Class I	36,201
Custodian and accounting fees	16,858
Interest expense to affiliates	223
Professional fees	61,753
Trustees’ and Chief Compliance Officer’s fees	12,995
Printing and mailing costs	2,341
Registration and filing fees	283
Transfer agency fees (See Note 2.I)	164
Other	4,403

Total expenses	228,502

Less fees waived	(104,240)
Less expense reimbursements	(11,555)

Net expenses	112,707

Net investment income (loss)	737,288

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	29,484
Futures contracts	(61,773)
Foreign currency transactions	(3,417)
Forward foreign currency exchange contracts	193,748
Swaps	(13,566)

Net realized gain (loss)	144,476

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	324,707
Futures contracts	(2,656)
Foreign currency translations	(297)
Forward foreign currency exchange contracts	(29,799)
Swaps	2,906

Change in net unrealized appreciation/depreciation	294,861

Net realized/unrealized gains (losses)	439,337

Change in net assets resulting from operations	$1,176,625

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan High Yield Opportunities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$737,288	$1,458,760
Net realized gain (loss)	144,476	420,703
Change in net unrealized appreciation/depreciation	294,861	(764,927)

Change in net assets resulting from operations	1,176,625	1,114,536

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(522)	(1,443)
Class C	(451)	(1,308)
Class I	(677,177)	(1,860,495)
Class R6	(575)	(1,543)

Total distributions to shareholders	(678,725)	(1,864,789)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(202,632)	1,744,905

NET ASSETS:
Change in net assets	295,268	994,652
Beginning of period	28,383,654	27,389,002

End of period	$28,678,922	$28,383,654

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan High Yield Opportunities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$522	$1,443

Change in net assets resulting from Class A capital transactions	$522	$1,443

Class C
Distributions reinvested	$451	$1,308

Change in net assets resulting from Class C capital transactions	$451	$1,308

Class I
Proceeds from shares issued	$—	$2,719,673
Distributions reinvested	677,177	1,860,495
Cost of shares redeemed	(881,357)	(2,839,557)

Change in net assets resulting from Class I capital transactions	$(204,180)	$1,740,611

Class R6
Distributions reinvested	$575	$1,543

Change in net assets resulting from Class R6 capital transactions	$575	$1,543

Total change in net assets resulting from capital transactions	$(202,632)	$1,744,905

SHARE TRANSACTIONS:
Class A
Reinvested	52	147

Change in Class A Shares	52	147

Class C
Reinvested	45	134

Change in Class C Shares	45	134

Class I
Issued	—	279,390
Reinvested	67,902	189,567
Redeemed	(87,610)	(291,377)

Change in Class I Shares	(19,708)	177,580

Class R6
Reinvested	58	157

Change in Class R6 Shares	58	157

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)
JPMorgan High Yield Opportunities Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.85	$0.24	$0.15	$0.39	$(0.22)	$—	$(0.22)	$10.02	4.04%	$23,579	1.00%	4.87%	2.16%	20%
Year Ended February 28, 2019	10.13	0.51	(0.14)	0.37	(0.56)	(0.09)	(0.65)	9.85	3.87	22,663	1.00	5.11	1.91	35
Year Ended February 28, 2018	10.33	0.51	(0.09)	0.42	(0.53)	(0.09)	(0.62)	10.13	4.18	21,820	0.99(f)	4.95 (f)	3.60(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.32	0.47	(0.14)	—	(0.14)	10.33	4.76	20,944	0.97(f)	4.41 (f)	3.73(f)	6
Class C
Six Months Ended August 31, 2019 (Unaudited)	9.85	0.22	0.15	0.37	(0.20)	—	(0.20)	10.02	3.75	23,214	1.55	4.32	2.36	20
Year Ended February 28, 2019	10.13	0.45	(0.14)	0.31	(0.50)	(0.09)	(0.59)	9.85	3.30	22,374	1.55	4.53	2.42	35
Year Ended February 28, 2018	10.33	0.45	(0.08)	0.37	(0.48)	(0.09)	(0.57)	10.13	3.61	21,660	1.55(f)	4.40 (f)	4.10(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.13	0.32	0.45	(0.12)	—	(0.12)	10.33	4.57	20,906	1.53(f)	3.87 (f)	4.25(f)	6
Class I
Six Months Ended August 31, 2019 (Unaudited)	9.84	0.26	0.16	0.42	(0.24)	—	(0.24)	10.02	4.26	28,608,282	0.78	5.09	1.58	20
Year Ended February 28, 2019	10.13	0.52	(0.14)	0.38	(0.58)	(0.09)	(0.67)	9.84	3.97	28,315,742	0.80	5.29	1.65	35
Year Ended February 28, 2018	10.33	0.53	(0.09)	0.44	(0.55)	(0.09)	(0.64)	10.13	4.39	27,323,588	0.79(f)	5.15 (f)	1.86(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.33	0.48	(0.15)	—	(0.15)	10.33	4.83	26,133,164	0.78(f)	4.61 (f)	2.67(f)	6
Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.85	0.26	0.15	0.41	(0.24)	—	(0.24)	10.02	4.25	23,847	0.59	5.28	1.35	20
Year Ended February 28, 2019	10.13	0.54	(0.13)	0.41	(0.60)	(0.09)	(0.69)	9.85	4.29	22,875	0.60	5.48	1.42	35
Year Ended February 28, 2018	10.33	0.55	(0.09)	0.46	(0.57)	(0.09)	(0.66)	10.13	4.60	21,934	0.59(f)	5.35 (f)	3.08(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.16	0.33	0.49	(0.16)	—	(0.16)	10.33	4.90	20,970	0.58(f)	4.82 (f)	3.24(f)	6

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan High Yield Opportunities Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund commenced operations on November 1, 2016. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$252,735	$–	$–		$252,735
Debt Securities
Convertible Bonds	–	492,455	–		492,455
Corporate Bonds
Wireless Telecommunication
Services	–	1,358,784	–	(a)	1,358,784
Other Corporate Bonds	–	22,576,209	–		22,576,209

Total Corporate Bonds	–	23,934,993	–	(a)	23,934,993

Loan Assignments	–	1,719,384	–		1,719,384
Preferred Stocks	–	33,715	–		33,715
Warrants	–	–	20,735		20,735
Short-Term Investments
Investment Companies	2,161,943	–	–		2,161,943
Investment of cash collateral from securities loaned	656,782	–	–		656,782

Total Investments in Securities	$3,071,460	$26,180,547	$20,735		$29,272,742

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$57,981	$–		$57,981

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(30,519)	$–		$(30,519)
Futures Contracts	(1,506)	–	–		(1,506)

Total Depreciation in Other Financial Instruments	$(1,506)	$(30,519)	$–		$(32,025)

(a)	Value is zero.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of August 31, 2019, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including credit default, interest rate and return swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over-the-counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location

Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$57,981	$57,981

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(30,519)	$(30,519)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,506)	—	(1,506)

Total		$(1,506)	$(30,519)	$(32,025)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended August 31, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$ —	$—	$ (13,566)	$(13,566)
Foreign exchange contracts	—	193,748	—	193,748
Interest rate contracts	(61,773)	—	—	(61,773)

Total	$ (61,773)	$193,748	$ (13,566)	$118,409

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$ —	$—	$ 2,906	$2,906
Foreign exchange contracts	—	(29,799)	—	(29,799)
Interest rate contracts	(2,656)	—	—	(2,656)

Total	$ (2,656)	$(29,799)	$ 2,906	$(29,549)

Derivatives Volume

The tables below disclose the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended August 31, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest:
Average Notional Balance Short	$1,207,317
Ending Notional Balance Short	1,247,125

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,917,619
Average Settlement Value Sold	5,870,599
Ending Settlement Value Purchased	2,688,957
Ending Settlement Value Sold	4,383,126

Credit Default Swaps:
Average Notional Balance — Buy Protection	1,000,000	(a	)

  (a) For the period March 1, 2019 through April 30, 2019.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash.

The Fund’s derivatives contracts held at August 31, 2019 are not accounted for as hedging instruments under GAAP.

E. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which was invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019.

Investment Securities on Loan, at value, Presented in the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$ 630,881	$ (630,881)	$ -

*Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund in the amount of $240. JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statement of Operations as Income from securities lending (net).

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Investment Transactions with Affiliates —The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended August 31, 2019

Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05%(a)(b)	$1,256,220	$4,549,859	$5,149,297	$—	$—	$656,782	656,782	$7,919	*	$—

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99%(a)(b)	879,777	5,821,403	4,539,237	—	—	2,161,943	2,161,943	17,957		—

Total	$2,135,997	$10,371,262	$9,688,534	$—	$—	$2,818,725		$25,876		$—

(a)	Investment in an affiliate, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

J. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended August 31, 2019 are as follows:

Class A	Class C	Class I	Class R6	Total
$ 42	$ 3	$ 116	$ 3	$ 164

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $23,701 and unrealized appreciation of investments was increased by $23,701. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. Prior to July 1, 2019, the investment advisory fee was accrual daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s respective average daily net assets, 0.050% of the Fund’s respective average daily net assets between $10 billion and $20 billion, 0.025% of the Fund’s respective average daily net assets between $20 billion and $25 billion and 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.00%	1.55%	0.75%(1)	0.60%

(1)	Prior to July 1, 2019, the contractual expense limitation was 0.80% for Class I Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended August 31, 2019 and the contractual expense limitation percentages in the able above are in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$ 82,220	$ 10,887	$ 9,813	$ 102,920	$ 11,555

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expense in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds, except for investments of securities lending cash collateral.

The amount of waivers/reimbursements resulting from investments in these money market funds for the six months ended August 31, 2019 was approximately $1,320.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to the Rule 38a-1 under the 1940 Act. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$ 5,307,646	$ 6,810,041

During the six months ended August 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 29,159,849	$ 1,143,720	$ 1,004,871	$ 138,849

During the year ended February 28, 2019, the Fund utilized capital loss carryforwards as follows:

Capital Loss Utilized
Long-Term
$177,390

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2019, the Fund deferred to March 1, 2019 the following specified ordinary losses and net capital losses of:

Net capital loss
Short-Term	Long-Term	Specified Loss
$43,016	$122,993	$49,945

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2019, all the Fund’s shares were held by the Adviser.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund invests in interest bearing notes with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Certain derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts and forward foreign currency exchange contracts.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019 and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
High Yield Opportunities Fund
Class A
Actual	$1,000.00	$1,040.40	$5.13	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00
Class C
Actual	1,000.00	1,037.50	7.94	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.54
Class I
Actual	1,000.00	1,042.60	4.00	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78
Class R6
Actual	1,000.00	1,042.50	3.03	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of its affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholder.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under its Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients.

The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory breakpoints. The Trustees noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholder to share potential economies of scale from its inception, and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholder, and that, if the Fund had achieved scale and no longer had Fee Caps in place for some or all of its classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The

Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s

Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including tracking error, volatility, total excess return versus various indices and customized peer groups across groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the High Yield Opportunities Fund’s performance for both Class A and Class I shares was in the second quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees noted that for Class R6 shares, performance was in the fourth and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and the administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration fee in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had Fee Caps in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the High Yield Opportunities Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe and the actual total expenses were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that for Class R6 shares, the net advisory fee and actual total expenses for both the Peer Group and Universe were in the first quintile, respectively. After considering the factors identified above, including a reduction in the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N- PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 4, 2019